EATON VANCE CALIFORNIA MUNICIPALS FUND
                       EATON VANCE FLORIDA MUNICIPALS FUND
                    EATON VANCE MASSACHUSETTS MUNICIPALS FUND
                     EATON VANCE MISSISSIPPI MUNICIPALS FUND
                      EATON VANCE NEW YORK MUNICIPALS FUND
                        EATON VANCE OHIO MUNICIPALS FUND
                    EATON VANCE RHODE ISLAND MUNICIPALS FUND
                    EATON VANCE WEST VIRGINIA MUNICIPALS FUND

                                  SUPPLEMENT TO
                        PROSPECTUS DATED FEBRUARY 1, 2005


1. THE DATE OF THE PROSPECTUS IS MAY 30, 2005.

2. THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":

The Funds' most recent shareholder report provides information regarding the basis for the Trustees' approval of each Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of each Fund with respect to which that portfolio manager has management responsibilities.

3. THE FOLLOWING IS ADDED TO "CHOOSING A SHARE CLASS" UNDER "PURCHASING SHARES":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

4. THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF "PAYMENTS TO INVESTMENT DEALERS" UNDER "PURCHASING SHARES":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

5. THE FOLLOWING REPLACES THE LAST TWO PARAGRAPHS OF "DISTRIBUTION AND SERVICE FEES" UNDER "SALES CHARGES":

Although there is no present intention to do so, each Class of each Fund (except with respect to California Fund Class A, B and C shares) could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

6. THE  FOLLOWING  REPLACES  THE  THIRD  FROM THE LAST  PARAGRAPH  UNDER  "SALES
CHARGES":

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

7. THE FOLLOWING REPLACES THE LAST SENTENCE OF "PROCEDURES FOR OPENING NEW ACCOUNTS" UNDER "SHAREHOLDER ACCOUNT FEATURES":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

8. THE FOLLOWING  REPLACES THE LAST SENTENCE OF THE FIRST  PARAGRAPH ON THE BACK
COVER:

You may obtain free copies of the statement of additional information and shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.





May 30, 2005                                                            TFC2/1PS

{LOGO}












                     Eaton Vance California Municipals Fund
                       Eaton Vance Florida Municipals Fund
                    Eaton Vance Massachusetts Municipals Fund
                     Eaton Vance Mississippi Municipals Fund
                      Eaton Vance New York Municipals Fund
                        Eaton Vance Ohio Municipals Fund
                    Eaton Vance Rhode Island Municipals Fund
                    Eaton Vance West Virginia Municipals Fund

                    Mutual funds providing tax-exempt income

                                Prospectus Dated
                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries.................................................................3
  California Fund..............................................................4
  Florida Fund.................................................................5
  Massachusetts Fund...........................................................6
  Mississippi Fund.............................................................7
  New York Fund................................................................8
  Ohio Fund....................................................................9
  Rhode Island Fund...........................................................10
  West Virginia Fund..........................................................11
  Fund Fees and Expenses......................................................12
Investment Objectives & Principal Policies and Risks..........................14
Management and Organization...................................................15
Valuing Shares................................................................17
Purchasing Shares.............................................................17
Sales Charges.................................................................19
Redeeming Shares..............................................................21
Shareholder Account Features..................................................22
Tax Information...............................................................23
Financial Highlights..........................................................26
  California Fund.............................................................26
  Florida Fund................................................................27
  Massachusetts Fund..........................................................28
  Mississippi Fund............................................................29
  New York Fund...............................................................30
  Ohio Fund...................................................................31
  Rhode Island Fund...........................................................32
  West Virginia Fund..........................................................33

FUND SUMMARIES

This section summarizes the investment objectives, and principal strategies and risks of investing in an Eaton Vance Municipals Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. Under normal market circumstances, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. Each Fund normally acquires municipal obligations with maturities of ten years or more.

Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of each Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. The credit ratings assigned a state's general obligations (if any) by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") are described in the Fund-specific summaries that follow this page.

A Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, a Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to adverse economic, business or other developments affecting such issuers. A Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).

No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Eaton Vance California Municipals Fund

The California Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes. California general obligations currently are rated Baa1, BBB and A by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the California Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.46%   2.68%   10.81%  5.34%  -6.79%   14.41%  3.10%   8.72%   5.14%   3.42%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.26% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.82% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 41.05%) for Class A shares were 4.33% and 7.35%, respectively, for Class B shares were 3.79% and 6.43%, respectively, and for Class C shares were 3.80% and 6.45%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.17%    6.12%      6.38%
Class B Return Before Taxes                                                                -1.52%    6.57%      6.32%
Class B Return After Taxes on Distributions                                                -1.53%    6.55%      6.29%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.61%    6.35%      6.15%
Class C Return Before Taxes                                                                 2.27%    6.84%      6.30%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to August 31, 2004 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                       Eaton Vance Florida Municipals Fund

The Florida Fund's investment objective is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. Florida general obligations currently are rated Aa2, AA+ and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Florida Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.44%   1.56%   7.66%   5.44%   -6.38%  11.75%  4.57%   7.82%   5.10%   2.66%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.20% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.92% for the quarter ended September 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 35.00%) for Class A shares were 4.38% and 6.74%, respectively, and for Class B shares were 3.85% and 5.92%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.70%    6.04%      5.98%
Class B Return Before Taxes                                                                -2.25%    6.02%      5.68%
Class B Return After Taxes on Distributions                                                -2.25%    6.01%      5.63%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.10%    5.84%      5.53%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance Massachusetts Municipals Fund

The Massachusetts Fund's investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. Massachusetts general obligations currently are rated Aa2, AA- and AA- by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Massachusetts Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.33%   2.06%   9.65%   5.26%  -6.84%   12.44%  3.76%   8.39%   5.00%   3.50%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 7.96% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.72% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.45%) for Class A shares were 4.21% and 6.84%, respectively, and for Class B shares were 3.67% and 5.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -0.90%    6.27%      6.10%
Class B Return Before Taxes                                                                -1.45%    6.25%      5.87%
Class B Return After Taxes on Distributions                                                -1.45%    6.25%      5.85%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.63%    6.04%      5.73%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                     Eaton Vance Mississippi Municipals Fund

The Mississippi Fund's investment objective is to provide current income exempt from regular federal income tax and Mississippi state personal income taxes. Mississippi general obligations currently are rated Aa3, AA and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Mississippi Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.55%   2.69%   9.11%   5.10%  -5.02%   9.84%   4.47%   7.22%   4.30%   2.43%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.63% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.54% for the quarter ended March 31, 1996. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.25%) for Class A shares were 3.52% and 5.70%, respectively, and for Class B shares were 3.06% and 4.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.87%    5.36%      5.84%
Class B Return Before Taxes                                                                -2.48%    5.30%      5.71%
Class B Return After Taxes on Distributions                                                -2.48%    5.29%      5.70%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                 -0.17%    5.17%      5.57%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                      Eaton Vance New York Municipals Fund

The New York Fund's investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes. New York's general obligations currently are rated A2, AA and AA by Moody's, S&P and Fitch, respectively. New York City's general obligations currently are rated A2, A and A+ by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the New York Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.90%   2.63%   9.30%   5.71%  -6.47%   14.77%  3.50%   8.68%   6.59%   3.26%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.16% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.56% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 40.01%) for Class A shares were 4.13% and 6.88%, respectively, for Class B shares were 3.57% and 5.95%, respectively, and for Class C shares were 3.59% and 5.98%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.24%    6.83%      6.61%
Class B Return Before Taxes                                                                -1.65%    6.98%      6.39%
Class B Return After Taxes on Distributions                                                -1.65%    6.94%      6.32%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.72%    6.66%      6.16%
Class C Return Before Taxes                                                                 2.09%    6.80%      6.15%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to September 30, 2003 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Ohio Municipals Fund

The Ohio Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio state personal income taxes. Ohio general obligations currently are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Ohio Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.86%   2.86%   8.63%   4.85%  -6.22%   9.77%   2.97%   6.79%   6.72%   4.54%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.13% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.89% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 39.88%) for Class A shares were 4.71% and 7.83%, respectively, and for Class B shares were 4.35% and 7.24%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                 0.36%    5.86%      5.93%
Class B Return Before Taxes                                                                -0.43%    5.82%      5.72%
Class B Return After Taxes on Distributions                                                -0.43%    5.81%      5.69%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  1.46%    5.69%      5.62%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance Rhode Island Municipals Fund

The Rhode Island Fund's investment objective is to provide current income exempt from regular federal income tax and Rhode Island state personal income taxes. Rhode Island general obligations currently are rated Aa3, AA- and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Rhode Island Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 16.97%   3.36%   8.74%   4.93%  -6.92%   14.12%  3.27%   8.03%   4.85%   3.36%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.44% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.80% for the quarter ended September 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 41.44%) for Class A shares were 4.12% and 7.04%, respectively, and for Class B shares were 3.59% and 6.13%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -0.96%    6.38%      5.94%
Class B Return Before Taxes                                                                -1.60%    6.34%      5.88%
Class B Return After Taxes on Distributions                                                -1.60%    6.33%      5.87%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.44%    6.08%      5.72%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance West Virginia Municipals Fund

The West Virginia Fund's investment objective is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. West Virginia general obligations currently are rated Aa3, AA- and AA- by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the West Virginia Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.39%   2.73%   9.06%   4.65%  -6.34%   12.68%  2.71%   8.14%   4.52%   2.24%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.37% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.88% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 39.23%) for Class A shares were 3.51% and 5.78%, respectively, and for Class B shares were 2.94% and 4.84%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -2.01%    5.71%      5.89%
Class B Return Before Taxes                                                                -2.67%    5.67%      5.69%
Class B Return After Taxes on Distributions                                                -2.67%    5.65%      5.67%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                 -0.33%    5.48%      5.54%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)

                                                Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4.75%       None        None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or time
  of redemption)                                  None        5.00%       1.00%
Maximum Sales Charge (Load)
  Imposed on Reinvested Distributions             None        None        None
Exchange Fee                                      None        None        None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                          Management      Distribution and         Other       Total Annual Fund
                                             Fees       Service (12b-1) Fees      Expenses*    Operating Expenses
------------------------------------------------------------------------------------------------------------------
California Fund         Class A shares      0.47%              n/a                  0.43%             0.90%
                        Class B shares      0.47%             1.00%**               0.18%             1.65%
                        Class C shares      0.47%             1.00%                 0.18%             1.65%
------------------------------------------------------------------------------------------------------------------
Florida Fund            Class A shares      0.44%              n/a                  0.38%             0.82%
                        Class B shares      0.44%             0.95%                 0.18%             1.57%
------------------------------------------------------------------------------------------------------------------
Massachusetts Fund      Class A shares      0.43%              n/a                  0.38%             0.81%
                        Class B shares      0.43%             0.95%                 0.18%             1.56%
------------------------------------------------------------------------------------------------------------------
Mississippi Fund        Class A shares      0.15%              n/a                  0.69%             0.84%
                        Class B shares      0.15%             0.95%                 0.49%             1.59%
------------------------------------------------------------------------------------------------------------------
New York Fund           Class A shares      0.44%              n/a                  0.38%             0.82%
                        Class B shares      0.44%             0.95%**               0.16%             1.55%
                        Class C shares      0.44%             0.95%                 0.17%             1.56%
------------------------------------------------------------------------------------------------------------------
Ohio Fund               Class A shares      0.43%              n/a                  0.42%             0.85%
                        Class B shares      0.43%             0.95%                 0.22%             1.60%
------------------------------------------------------------------------------------------------------------------
Rhode Island Fund       Class A shares      0.29%              n/a                  0.48%             0.77%
                        Class B shares      0.29%             0.95%                 0.28%             1.52%
------------------------------------------------------------------------------------------------------------------
West Virginia Fund      Class A shares      0.19%              n/a                  0.60%             0.79%
                        Class B shares      0.19%             0.95%                 0.41%             1.55%

* Other Expenses for Class A includes a 0.20% (0.25% for the California Fund) service fee paid pursuant to a Service Plan. Other Expenses for Class C shares of the California Fund is estimated.

** Under the terms of the Class B Distribution Plan, Class B does not pay distribution fees when there are no uncovered distribution charges outstanding. As a result, during the fiscal year ended September 30, 2004, Distribution and Service (12b-1) Fees were 0.22% and 0.13% of average daily net assets of the California Fund and New York Fund, respectively.

Examples. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
California Fund         Class A shares          $562    $748    $  950  $1,530
                        Class B shares*         $668    $920    $1,097  $1,754
                        Class C shares          $268    $520    $  897  $1,955
--------------------------------------------------------------------------------
Florida Fund            Class A shares          $555    $724    $  908  $1,440
                        Class B shares*         $660    $896    $1,055  $1,666
--------------------------------------------------------------------------------
Massachusetts Fund      Class A shares          $554    $721    $  903  $1,429
                        Class B shares*         $659    $893    $1,050  $1,655
--------------------------------------------------------------------------------
Mississippi Fund        Class A shares          $557    $730    $  919  $1,463
                        Class B shares*         $662    $902    $1,066  $1,688
--------------------------------------------------------------------------------
New York Fund           Class A shares          $555    $724    $  908  $1,440
                        Class B shares*         $658    $890    $1,045  $1,649
                        Class C shares          $259    $493    $  850  $1,856
--------------------------------------------------------------------------------
Ohio Fund               Class A shares          $558    $733    $  924  $1,474
                        Class B shares*         $663    $905    $1,071  $1,699
--------------------------------------------------------------------------------
Rhode Island Fund       Class A shares          $550    $709    $  883  $1,384
                        Class B shares*         $655    $880    $1,029  $1,610
--------------------------------------------------------------------------------
West Virginia Fund      Class A shares          $552    $715    $  893  $1,406
                        Class B shares*         $658    $890    $1,045  $1,643

You would pay the following expenses if you did not redeem your shares:

                                               1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
California Fund         Class A shares          $562    $748    $950    $1,530
                        Class B shares*         $168    $520    $897    $1,754
                        Class C shares          $168    $520    $897    $1,955
--------------------------------------------------------------------------------
Florida Fund            Class A shares          $555    $724    $908    $1,440
                        Class B shares*         $160    $496    $855    $1,666
--------------------------------------------------------------------------------
Massachusetts Fund      Class A shares          $554    $721    $903    $1,429
                        Class B shares*         $159    $493    $850    $1,655
--------------------------------------------------------------------------------
Mississippi Fund        Class A shares          $557    $730    $919    $1,463
                        Class B shares*         $162    $502    $866    $1,688
--------------------------------------------------------------------------------
New York Fund           Class A shares          $555    $724    $908    $1,440
                        Class B shares*         $158    $490    $845    $1,649
                        Class C shares          $159    $493    $850    $1,856
--------------------------------------------------------------------------------
Ohio Fund               Class A shares          $558    $733    $924    $1,474
                        Class B shares*         $163    $505    $871    $1,699
--------------------------------------------------------------------------------
Rhode Island Fund       Class A shares          $550    $709    $883    $1,384
                        Class B shares*         $155    $480    $829    $1,610
--------------------------------------------------------------------------------
West Virginia Fund      Class A shares          $552    $715    $893    $1,406
                        Class B shares*         $158    $490    $845    $1,643

* Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

The investment objective of each Fund is to provide current income exempt from regular federal income tax and particular state or local income or other taxes. Each Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. Each Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in a Fund's investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Although each Fund may invest in securities of any maturity, it is expected that a Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of a Fund's holdings may vary depending on market conditions.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody's currently rates Puerto Rico general obligations Baa1, while S&P rates them A-. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Each Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year.

Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund's investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. Each Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories. Categories
(1) and (2) below do not apply to the California Fund and Category (3) is for daily net assets of the California Fund of up to $500 million.

                                                        Annual          Daily
Category     Daily Net Assets                         Asset Rate     Income Rate
--------------------------------------------------------------------------------
   1         up to $20 million                          0.100%          1.00%
   2         $20 million but less than $40 million      0.200%          2.00%
   3         $40 million but less than $500 million     0.300%          3.00%
   4         $500 million but less than $1 billion      0.275%          2.75%
   5         $1 billion but less than $1.5 billion      0.250%          2.50%
   6         $1.5 billion but less than $2 billion      0.225%          2.25%
   7         $2 billion but less than $3 billion        0.200%          2.00%
   8         $3 billion and over                        0.175%          1.75%

Prior to October 1, 2004, each Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. Each Portfolio paid the same advisory fee as the Fund. For the fiscal year ended September 30, 2004, each Portfolio had net assets and paid the advisory fees stated below.

                            Net Assets on       Advisory Fee as a Percentage
Portfolio                September 30, 2004     of Average Daily Net Assets
----------------------------------------------------------------------------
California                 $231,231,291                 0.47%
Florida                    $245,140,301                 0.44%
Massachusetts              $210,968,604                 0.43%
Mississippi                $ 17,446,966                 0.15%
New York                   $339,752,627                 0.44%
Ohio                       $163,175,199                 0.43%
Rhode Island               $ 51,751,213                 0.29%
West Virginia              $ 27,322,201                 0.19%

Craig Brandon is the portfolio manager of the Mississippi Fund (since September 13, 2004). Cynthia J. Clemson is the portfolio manager of the Florida Fund (since November 2, 1998) and the California Fund (since February 1, 1996). Thomas J. Fetter is the portfolio manager of the Ohio Fund (since it commenced operations) and the New York Fund (since November 24, 1997). Robert B. MacIntosh is the portfolio manager of the Massachusetts Fund (since it commenced operations), the Rhode Island Fund (since November 24, 1997) and the West Virginia Fund (since January 17, 2000). Each portfolio manager also manages other Eaton Vance portfolios, and Ms. Clemson, Mr. Fetter and Mr. MacIntosh have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. He has been a Vice President of Eaton Vance and BMR since November, 2001.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, each Fund invested its assets in another open-end investment company (a "Portfolio"). Each Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Each Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). Each Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing
Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.20% (0.25% for the California Fund) annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 0.95% (1.00% for the California
     Fund) annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 0.95% (1.00% for the California Fund) annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                            Sales Charge*               Sales Charge*                   Dealer Commission
                                          as Percentage of           as Percentage of Net               as Percentage of
Amount of Purchase                         Offering Price               Amount Invested                  Offering Price
--------------------------------------------------------------------------------------------------------------------------
Less than $25,000                               4.75%                        4.99 %                           4.50%
$25,000 but less than $100,000                  4.50%                        4.71 %                           4.25%
$100,000 but less than $250,000                 3.75%                        3.90 %                           3.50%
$250,000 but less than $500,000                 3.00%                        3.09 %                           2.75%
$500,000 but less than $1,000,000               2.00%                        2.04 %                           2.00%
$1,000,000 or more                              0.00**                       0.00**                           1.00%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC   The CDSC is based on the lower of the
----------------------------------------   net asset value at the time  of
First or Second                      5%    purchase or at the time of
Third                                4%    redemption. Shares acquired through
Fourth                               3%    the reinvestment of distributions are
Fifth                                2%    exempt from the CDSC. Redemptions are
Sixth                                1%    made first from shares that are not
Seventh or following                 0%    subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features"). Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees for personal and/or account services equal to 0.20% (0.25% for California Class A, B and C shares) of average daily net assets annually. After the sale of shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

Although there is no present intention to do so, each Class of each Fund (except with respect to California Fund Class A, B and C shares) could pay service fees of up to 0.25% annually upon Trustee approval.

Class B and Class C distribution fees are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described in the Statement of Additional Information, uncovered distribution charges of a Class are increased by a sales commission payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commission payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealers, Inc. Except in the case of the California and New York Funds, to date neither Class B nor Class C uncovered distribution charges have been fully covered. The California Fund Class B and the New York Fund Class B do not pay distribution fees when charges are fully covered.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

   Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. Each Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment. Additional information about state taxes is provided below.

California. Under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes and provided that at least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California personal income tax.

Florida. The Florida statutes provide that shares of a Florida fund owned by a Florida resident will be exempt from the Florida intangible personal property tax as long as at least ninety percent (90%) of the net asset value of the portfolio is invested in assets that are exempt from the Florida intangible personal property tax. The Florida Fund will normally invest in tax-exempt obligations of Florida, the United States, the U.S. Territories or political subdivisions of the United States or Florida so Florida Fund shares should, under normal circumstances, be exempt from the Florida intangibles tax.

Massachusetts. The Massachusetts Fund's interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax. However, distributions of net long-term capital gains attributable to the sale of these investments may qualify for taxation at lower Massachusetts personal income tax rates.

Distributions  from the  Massachusetts  Fund and the value of the  shares of the
Massachusetts  Fund  will  be  subject  to  the  Massachusetts   excise  tax  on
corporations.

Mississippi. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") is exempt from Mississippi income tax. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In 2004, the Mississippi Fund redeemed its investment in and dissolved the Mississippi Portfolio thereby becoming the direct owner of the investment assets previously owned indirectly through the Mississippi Portfolio. In the opinion of special tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion
(i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives from investments in Mississippi tax-exempt obligations.

New York. In the opinion of special tax counsel to the New York Fund, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

Ohio. In the opinion of special tax counsel to the Ohio Fund, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions.

Rhode Island. The Rhode Island Fund obtained an opinion from special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the United States and its Territories ("Rhode Island Obligations"). Other distributions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.

West Virginia. In the opinion of special tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Internal Revenue Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority, commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virginia personal income tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                       California Fund
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                        2004(1)                                 2003(1)
                                                        ----------------------------------------------------------------------------
                                                        Class A         Class B        Class C(7)       Class A          Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.920        $10.110         $10.000         $11.250          $ 10.400
                                                        ----------      ---------       ---------       ---------        ----------
Income (loss) from operations
Net investment income                                   $  0.548        $ 0.483         $ 0.033         $ 0.542          $  0.481
Net realized and unrealized gain (loss)                   (0.078)        (0.083)          0.062          (0.342)           (0.317)
                                                        ----------      ---------       ---------       ---------        ----------
Total income (loss) from operations                     $  0.470        $ 0.400         $ 0.095         $ 0.200          $  0.164
                                                        ----------      ---------       ---------       ---------        ----------
Less distributions
From net investment income                              $ (0.530)       $(0.455)        $(0.035)        $(0.530)         $ (0.459)
                                                        ----------      ---------       ---------       ---------        ----------
Total distributions                                     $ (0.530)       $(0.455)        $(0.035)        $(0.530)         $ (0.459)
                                                        ----------      ---------       ---------       ---------        ----------
Contingent deferred sales charges                       $     --        $ 0.005         $    --         $    --          $  0.005
                                                        ----------      ---------       ---------       ---------        ----------
Net asset value - End of year                           $ 10.860        $10.060         $10.060         $10.920          $ 10.110
                                                        ----------      ---------       ---------       ---------        ----------
Total return(2)                                             4.42%          4.14%           0.86%           1.89%             1.73%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $227,878        $ 1,983         $    96         $34,753          $212,145
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.90%          1.10%           1.65%(6)        0.88%             1.09%
  Expenses after custodian fee reduction(3)                 0.90%          1.10%           1.65%(6)        0.87%             1.08%
  Net investment income                                     5.09%          4.75%           4.24%           4.97%             4.79%
Portfolio Turnover of the Portfolio(8)                        18%            18%             18%             21%               21%

                                                                                    California Fund
                                                          --------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                          --------------------------------------------------------------------
                                                               2002(1)(4)              2001(1)                2000(1)
                                                          --------------------------------------------------------------------
                                                          Class A    Class B     Class A    Class B     Class A    Class B
------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                       $10.880    $ 10.050    $10.270    $  9.490    $10.320    $  9.520
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Income (loss) from operations
Net investment income                                     $ 0.548    $  0.474    $ 0.533    $  0.450    $ 0.536    $  0.475
Net realized and unrealized gain (loss)                     0.352       0.327      0.619       0.572     (0.031)     (0.024)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total income (loss) from operations                       $ 0.900    $  0.801    $ 1.152    $  1.022    $ 0.505    $  0.451
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Less distributions
From net investment income                                $(0.530)   $ (0.455)   $(0.542)   $ (0.467)   $(0.555)   $ (0.487)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total distributions                                       $(0.530)   $ (0.455)   $(0.542)   $ (0.467)   $(0.555)   $ (0.487)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Contingent deferred sales charges                         $    --    $  0.004    $    --    $  0.005    $    --    $  0.006
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Net asset value - End of year                             $11.250    $ 10.400    $10.880    $ 10.050    $10.270    $  9.490
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total return(2)                                              8.61%       8.30%     11.46%      11.09%      5.17%       5.06%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                   $24,863    $233,973    $21,089    $226,303    $17,617    $220,693
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                                0.91%       1.24%      0.94%       1.26%      0.89%       1.13%
  Expenses after custodian fee reduction(3)                  0.91%       1.24%      0.91%       1.23%      0.88%       1.12%
  Net investment income                                      5.09%       4.77%      5.00%       4.58%      5.35%       5.13%
Portfolio Turnover of the Portfolio(8)                          3%          3%        26%         26%        13%         13%

                                                   (See footnotes on last page.)

                                                                                     Florida Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                  2003(1)                   2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.680      $10.950      $10.940      $ 11.220      $10.630    $ 10.900
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Income (loss) from operations
Net investment income                                   $  0.536      $ 0.469      $ 0.548      $  0.482      $ 0.572    $  0.507
Net realized and unrealized gain (loss)                   (0.098)      (0.110)      (0.259)       (0.272)       0.287       0.293
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total income (loss) from operations                     $  0.438      $ 0.359      $ 0.289      $  0.210      $ 0.859    $  0.800
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Less distributions
From net investment income                              $ (0.538)     $(0.469)     $(0.549)     $ (0.480)     $(0.549)   $ (0.480)
From net realized gain                                        --           --           --            --           --          --
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total distributions                                     $ (0.538)     $(0.469)     $(0.549)     $ (0.480)     $(0.549)   $ (0.480)
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Net asset value - End of year                           $ 10.580      $10.840      $10.680      $ 10.950      $10.940    $ 11.220
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total return(2)                                             4.18%        3.34%        2.76%         1.93%        8.38%       7.56%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $193,379      $51,162      $25,996      $236,914      $21,866    $254,603
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.82%        1.57%        0.79%         1.54%        0.86%       1.61%
  Expenses after custodian fee reduction(3)                 0.82%        1.57%        0.78%         1.53%        0.82%       1.57%
  Net investment income                                     5.09%        4.26%        5.12%         4.39%        5.40%       4.67%
Portfolio Turnover of the Portfolio(8)                         9%           9%          23%           23%          19%         19%

                                                                          Florida Fund
                                                        --------------------------------------------------
                                                                    Year Ended September 30,
                                                        --------------------------------------------------
                                                               2001(1)                   2000(1)
                                                        --------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.010      $ 10.270      $10.190      $ 10.430
                                                        ----------    ---------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.561      $  0.495      $ 0.535      $  0.479
Net realized and unrealized gain (loss)                   0.593         0.603       (0.051)       (0.046)
                                                        ----------    ---------    ---------    ----------
Total income (loss) from operations                     $ 1.154      $  1.098      $ 0.484      $  0.433
                                                        ----------    ---------    ---------    ----------
Less distributions
From net investment income                              $(0.534)     $ (0.468)     $(0.539)     $ (0.468)
From net realized gain                                       --            --       (0.125)       (0.125)
                                                        ----------    ---------    ---------    ----------
Total distributions                                     $(0.534)     $ (0.468)     $(0.664)     $ (0.593)
                                                        ----------    ---------    ---------    ----------
Net asset value - End of year                           $10.630      $ 10.900      $10.010      $ 10.270
                                                        ----------    ---------    ---------    ----------
Total return(2)                                           11.76%        10.93%        5.05%         4.38%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $14,759      $257,813      $12,558      $264,028
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.85%         1.60%        0.89%         1.58%
  Expenses after custodian fee reduction(3)                0.79%         1.54%        0.84%         1.53%
  Net investment income                                    5.38%         4.64%        5.42%         4.73%
Portfolio Turnover of the Portfolio(8)                       11%           11%          12%           12%

                                                   (See footnotes on last page.)

                                                                                   Massachusetts Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                    2003(1)                2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A   Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $  9.680      $10.790      $ 9.850      $ 10.990      $ 9.550   $ 10.660
                                                        ----------    ---------    ---------    ----------    --------- ----------
Income (loss) from operations
Net investment income                                   $  0.484      $ 0.461      $ 0.492      $  0.469      $ 0.496   $  0.476
Net realized and unrealized gain (loss)                   (0.020)      (0.031)      (0.180)       (0.209)       0.285      0.311
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total income (loss) from operations                     $  0.464      $ 0.430      $ 0.312      $  0.260      $ 0.781   $  0.787
                                                        ----------    ---------    ---------    ----------    --------- ----------
Less Distributions
From net investment income                              $ (0.484)     $(0.460)     $(0.482)     $ (0.460)     $(0.481)  $ (0.457)
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total distributions                                     $ (0.484)     $(0.460)     $(0.482)     $ (0.460)     $(0.481)  $ (0.457)
                                                        ----------    ---------    ---------    ----------    --------- ----------
Net asset value - End of year                           $  9.660      $10.760      $ 9.680      $ 10.790      $ 9.850   $ 10.990
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total return(2)                                             4.92%        4.07%        3.29%         2.43%        8.48%      7.61%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $143,086      $59,036      $41,413      $160,416      $38,857   $169,602
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.81%        1.56%        0.81%         1.56%        0.82%      1.57%
  Expenses after custodian fee reduction(3)                 0.81%        1.56%        0.80%         1.55%        0.80%      1.55%
  Net investment income                                     5.05%        4.26%        5.09%         4.35%        5.21%      4.49%
Portfolio Turnover of the Portfolio(8)                        27%          27%          16%           16%          10%        10%

                                                                        Massachusetts Fund
                                                        ---------------------------------------------------
                                                                     Year Ended September 30,
                                                        ---------------------------------------------------
                                                               2001(1)                   2000(1)
                                                        ---------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.020      $ 10.050      $ 9.110      $ 10.130
                                                        ----------    ---------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.484      $  0.461      $ 0.478      $  0.468
Net realized and unrealized gain (loss)                   0.531         0.608       (0.071)       (0.088)
                                                        ----------    ---------    ---------    ----------
Total income (loss) from operations                     $ 1.015      $  1.069      $ 0.407      $  0.380
                                                        ----------    ---------    ---------    ----------
Less Distributions
From net investment income                              $(0.485)     $ (0.459)     $(0.497)     $ (0.460)
                                                        ----------    ---------    ---------    ----------
Total distributions                                     $(0.485)     $ (0.459)     $(0.497)     $ (0.460)
                                                        ----------    ---------    ---------    ----------
Net asset value - End of year                           $ 9.550      $ 10.660      $ 9.020      $ 10.050
                                                        ----------    ---------    ---------    ----------
Total return(2)                                           11.48%        10.87%        4.70%         3.93%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $26,819      $163,028      $11,212      $157,801
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.84%         1.59%        0.87%         1.61%
  Expenses after custodian fee reduction(3)                0.80%         1.55%        0.85%         1.59%
  Net investment income                                    5.10%         4.41%        5.49%         4.74%
Portfolio Turnover of the Portfolio(8)                        8%            8%          15%           15%

                                                   (See footnotes on last page.)

                                                                                     Mississippi Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                2004(1)                  2003(1)                 2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.840      $10.060      $10.000      $10.220      $ 9.750    $ 9.970
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.455      $ 0.393      $ 0.473      $ 0.409      $ 0.471    $ 0.409
Net realized and unrealized gain (loss)                  (0.116)      (0.119)      (0.163)      (0.163)       0.249      0.247
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.339      $ 0.274      $ 0.310      $ 0.246      $ 0.720    $ 0.656
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.459)     $(0.394)     $(0.470)     $(0.406)     $(0.470)   $(0.406)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.459)     $(0.394)     $(0.470)     $(0.406)     $(0.470)   $(0.406)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.720      $ 9.940      $ 9.840      $10.060      $10.000    $10.220
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            3.54%        2.79%        3.21%        2.47%        7.64%      6.75%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $11,379      $ 6,013      $ 2,727      $15,018      $ 1,945    $15,202
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.84%        1.59%        0.81%        1.56%        0.90%      1.65%
  Net expenses after custodian fee reduction(3)            0.83%        1.58%        0.79%        1.54%        0.88%      1.63%
  Net investment income                                    4.70%        3.93%        4.81%        4.07%        4.85%      4.11%
Portfolio Turnover of the Portfolio(8)                       15%          15%          11%          11%          10%        10%

                                                                       Mississippi Fund
                                                        -------------------------------------------------
                                                                   Year Ended September 30,
                                                        -------------------------------------------------
                                                                2001(1)                 2000(1)
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.310      $ 9.530      $ 9.350      $ 9.560
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.469      $ 0.407      $ 0.459      $ 0.404
Net realized and unrealized gain (loss)                   0.441        0.444       (0.023)      (0.023)
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 0.910      $ 0.851      $ 0.436      $ 0.381
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.470)     $(0.411)     $(0.476)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.470)     $(0.411)     $(0.476)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.750      $ 9.970      $ 9.310      $ 9.530
                                                        ---------    ---------    ---------    ---------
Total return(2)                                            9.98%        9.13%        4.87%        4.14%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 2,131      $14,706      $ 1,269      $14,356
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.88%        1.63%        1.02%        1.76%
  Net expenses after custodian fee reduction(3)            0.83%        1.58%        1.00%        1.74%
  Net investment income                                    4.88%        4.15%        5.02%        4.28%
Portfolio Turnover of the Portfolio(8)                       11%          11%           4%           4%

                                                   (See footnotes on last page.)

                                                                                      New York Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                       2004(1)                              2003(1)(5)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class C      Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.920      $11.800      $10.050      $11.070      $ 11.950    $10.000
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Income (loss) from operations
Net investment income                                   $  0.542      $ 0.576      $ 0.407      $ 0.539      $  0.534    $ 0.002
Net realized and unrealized gain (loss)                   (0.049)      (0.091)      (0.207)      (0.165)       (0.181)     0.049
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total income (loss) from operations                     $  0.493      $ 0.485      $ 0.200      $ 0.374      $  0.353    $ 0.051
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Less Distributions
From net investment income                              $ (0.587)     $(0.584)     $(0.424)     $(0.518)     $ (0.501)   $(0.001)
From net realized gain                                    (0.026)      (0.026)      (0.026)      (0.006)       (0.006)        --
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total distributions                                     $ (0.613)     $(0.610)     $(0.450)     $(0.524)     $ (0.507)   $(0.001)
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Contingent deferred sales charges                       $     --      $ 0.005      $    --      $    --      $  0.004         --
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Net asset value - End of year                           $ 10.800      $11.680      $ 9.800      $10.920      $ 11.800    $10.050
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total return(2)                                             4.66%        4.28%        1.99%        3.54%         3.08%      0.50%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $335,153      $ 2,984      $   940      $42,481      $307,299    $    11
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.82%        0.93%        1.56%        0.80%         1.23%      1.89%(6)
  Expenses after custodian fee reduction(3)                 0.82%        0.93%        1.56%        0.80%         1.23%      1.89%(6)
  Net investment income                                     5.07%        4.86%        4.17%        4.99%         4.58%      6.41%(6)
Portfolio Turnover of the Portfolio(8)                        26%          26%          26%          19%           19%        19%

                                                                                      New York Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                              2002(1)(4)                  2001(1)                  2000(1)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B       Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.610      $ 11.450      $ 9.910      $ 10.700      $ 9.860    $ 10.640
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Income (loss) from operations
Net investment income                                   $ 0.543      $  0.502      $ 0.505      $  0.459      $ 0.515    $  0.474
Net realized and unrealized gain (loss)                   0.430         0.468        0.709         0.763        0.061       0.063
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total income (loss) from operations                     $ 0.973      $  0.970      $ 1.214      $  1.222      $ 0.576    $  0.537
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Less Distributions
From net investment income                              $(0.513)     $ (0.470)     $(0.506)     $ (0.464)     $(0.526)   $ (0.477)
From net realized gain                                       --            --       (0.008)       (0.008)          --          --
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total distributions                                     $(0.513)     $ (0.470)     $(0.514)     $ (0.472)     $(0.526)   $ (0.477)
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Contingent deferred sales charges                       $    --      $     --      $    --      $     --      $    --    $     --
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Net asset value - End of year                           $11.070      $ 11.950      $10.610      $ 11.450      $ 9.910    $ 10.700
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total return(2)                                            9.49%         8.70%       12.48%        11.64%        6.09%       5.24%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $29,817      $320,497      $20,429      $318,217      $11,411    $323,013
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.82%         1.57%        0.85%         1.61%        0.83%       1.59%
  Expenses after custodian fee reduction(3)                0.82%         1.57%        0.85%         1.61%        0.83%       1.59%
  Net investment income                                    5.11%         4.37%        4.81%         4.09%        5.29%       4.54%
Portfolio Turnover of the Portfolio(8)                        7%            7%          19%           19%          27%         27%

                                                   (See footnotes on last page.)

                                                                                        Ohio Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                     2003                   2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $  9.230      $10.430      $ 9.290      $ 10.490      $ 9.130    $ 10.320
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Income (loss) from operations
Net investment income                                   $  0.491      $ 0.477      $ 0.499      $  0.489      $ 0.490    $  0.479
Net realized and unrealized gain (loss)                   (0.034)      (0.054)      (0.077)       (0.081)       0.148       0.154
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total income (loss) from operations                     $  0.457      $ 0.423      $ 0.422      $  0.408      $ 0.638    $  0.633
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Less Distributions
From net investment income                              $ (0.507)     $(0.493)     $(0.482)     $ (0.468)     $(0.478)   $ (0.463)
From net realized gain                                        --           --           --            --           --          --
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total distributions                                     $ (0.507)     $(0.493)     $(0.482)     $ (0.468)     $(0.478)   $ (0.463)
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Net asset value - End of year                           $  9.180      $10.360      $ 9.230      $ 10.430      $ 9.290    $ 10.490
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total return(2)                                             5.07%        4.14%        4.73%         4.01%        7.23%       6.30%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $126,212      $36,545      $15,612      $157,077      $14,526    $167,015
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.85%        1.60%        0.81%         1.56%        0.84%       1.59%
  Expenses after custodian fee reduction(3)                 0.85%        1.60%        0.80%         1.55%        0.83%       1.58%
  Net investment income                                     5.38%        4.56%        5.46%         4.73%        5.40%       4.67%
Portfolio Turnover of the Portfolio(8)                         9%           9%          15%           15%          15%         15%

                                                                           Ohio Fund
                                                        ---------------------------------------------------
                                                                   Year Ended September 30,
                                                        ---------------------------------------------------
                                                               2001(1)                     2000
                                                        ---------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 8.920      $ 10.080      $ 9.120      $ 10.290
                                                        ----------   ----------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.506      $  0.493      $ 0.506      $  0.495
Net realized and unrealized gain (loss)                   0.229         0.258       (0.186)       (0.201)
                                                        ----------   ----------    ---------    ----------
Total income (loss) from operations                     $ 0.735      $  0.751      $ 0.320      $  0.294
                                                        ----------   ----------    ---------    ----------
Less Distributions
From net investment income                              $(0.515)     $ (0.501)     $(0.516)     $ (0.500)
From net realized gain                                   (0.010)       (0.010)      (0.004)       (0.004)
                                                        ----------   ----------    ---------    ----------
Total distributions                                     $(0.525)     $ (0.511)     $(0.520)     $ (0.504)
                                                        ----------   ----------    ---------    ----------
Net asset value - End of year                           $ 9.130      $ 10.320      $ 8.920      $ 10.080
                                                        ----------   ----------    ---------    ----------
Total return(2)                                            8.43%         7.66%        3.74%         3.04%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $12,153      $169,811      $ 8,052      $174,964
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.86%         1.62%        0.88%         1.65%
  Expenses after custodian fee reduction(3)                0.85%         1.61%        0.88%         1.65%
  Net investment income                                    5.50%         4.81%        5.74%         4.96%
Portfolio Turnover of the Portfolio(8)                       22%           22%          28%           28%

                                                   (See footnotes on last page.)

                                                                                   Rhode Island Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                  2003(1)                2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.760      $ 9.990      $10.010      $10.250      $ 9.710    $ 9.940
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.462      $ 0.401      $ 0.472      $ 0.409      $ 0.472    $ 0.410
Net realized and unrealized gain (loss)                   0.028        0.016       (0.253)      (0.262)       0.297      0.307
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.490      $ 0.417      $ 0.219      $ 0.147      $ 0.769    $ 0.717
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.470)     $(0.407)     $(0.469)      (0.407)     $(0.469)   $(0.407)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.470)     $(0.407)     $(0.469)     $(0.407)     $(0.469)   $(0.407)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.780      $10.000      $ 9.760      $ 9.990      $10.010    $10.250
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            5.13%        4.25%        2.29%        1.48%        8.21%      7.42%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $26,558      $25,084      $11,701      $42,930      $10,169    $44,513
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.77%        1.52%        0.74%        1.49%        0.75%      1.50%
  Net expenses after custodian fee reduction(3)            0.77%        1.52%        0.73%        1.48%        0.72%      1.47%
  Net investment income                                    4.74%        4.00%        4.82%        4.08%        4.89%      4.14%
Portfolio Turnover of the Portfolio(8)                       16%          16%          19%          19%          13%        13%

                                                                      Rhode Island Fund
                                                        -------------------------------------------------
                                                                    Year Ended September 30,
                                                        -------------------------------------------------
                                                                 2001                     2000
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.120      $ 9.340      $ 9.070      $ 9.280
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.474      $ 0.414      $ 0.471      $ 0.414
Net realized and unrealized gain (loss)                   0.582        0.590        0.046        0.048
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 1.056      $ 1.004      $ 0.517      $ 0.462
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.466)     $(0.404)     $(0.467)     $(0.402)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.466)     $(0.404)     $(0.467)     $(0.402)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.710      $ 9.940      $ 9.120      $ 9.340
                                                        ---------    ---------    ---------    ---------
Total return(2)                                           11.80%       10.96%        5.95%        5.17%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 7,630      $37,300      $ 4,245      $33,316
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.74%        1.49%        0.79%        1.56%
  Net expenses after custodian fee reduction(3)            0.69%        1.44%        0.76%        1.53%
  Net investment income                                    5.01%        4.25%        5.27%        4.56%
Portfolio Turnover of the Portfolio(8)                       14%          14%          15%          15%

                                                   (See footnotes on last page.)

                                                                                  West Virginia Fund
                                                        ----------------------------------------------------------------------------
                                                                                Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                    2003                 2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.880      $10.080      $10.130      $10.340      $ 9.750    $ 9.950
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.462      $ 0.395      $ 0.468      $ 0.402      $ 0.465    $ 0.403
Net realized and unrealized gain (loss)                  (0.081)      (0.087)      (0.253)      (0.261)       0.380      0.388
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.381      $ 0.308      $ 0.215      $ 0.141      $ 0.845    $ 0.791
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.451)     $(0.388)     $(0.465)     $(0.401)     $(0.465)   $(0.401)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.451)     $(0.388)     $(0.465)     $(0.401)     $(0.465)   $(0.401)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.810      $10.000      $ 9.880      $10.080      $10.130    $10.340
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            3.94%        3.09%        2.23%        1.41%        8.97%      8.17%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $18,670      $ 8,550      $ 3,522      $23,634      $ 3,517    $23,701
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.79%        1.55%        0.73%        1.48%        0.78%      1.53%
  Expenses after custodian fee reduction(3)                0.78%        1.54%        0.71%        1.46%        0.77%      1.52%
  Net investment income                                    4.73%        3.91%        4.74%        3.99%        4.78%      4.05%
Portfolio Turnover of the Portfolio(8)                       12%          12%          21%          21%          19%        19%

                                                                       West Virginia Fund
                                                        -------------------------------------------------
                                                                    Year Ended September 30,
                                                        -------------------------------------------------
                                                                2001                     2000(1)
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.290      $ 9.480      $ 9.290      $ 9.470
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.479      $ 0.411      $ 0.459      $ 0.402
Net realized and unrealized gain (loss)                   0.448        0.465        0.020        0.019
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 0.927      $ 0.876      $ 0.479      $ 0.421
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.467)     $(0.406)     $(0.479)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.467)     $(0.406)     $(0.479)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.750      $ 9.950      $ 9.290      $ 9.480
                                                        ---------    ---------    ---------    ---------
Total return(2)                                           10.16%        9.41%        5.39%        4.62%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 2,931      $21,775      $ 2,310      $22,394
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.78%        1.53%        0.91%        1.62%
  Expenses after custodian fee reduction(3)                0.74%        1.49%        0.89%        1.60%
  Net investment income                                    4.93%        4.20%        5.02%        4.32%
Portfolio Turnover of the Portfolio(8)                       12%          12%           7%           7%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(4) Each Fund, through its investment its corresponding Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by $0.004 for the California and Massachusetts Funds, $0.001 for the Florida Fund, $0.010 for the Mississippi Fund, $0.002 for the New York and Rhode Island Funds, less than $0.001 for the Ohio Fund, and $0.003 for the West Virginia Fund; increase the ratio of net investment income to average net assets from 5.05% to 5.09% for the California Fund Class A, 4.73% to 4.77% for the California Fund Class B, 5.39% to 5.40% for the Florida Fund Class A, 4.66% to 4.67% for the Florida Fund Class B, 5.17% to 5.21% for the Massachusetts Fund Class A, 4.45% to 4.49% for the Massachusetts Fund Class B, 4.75% to 4.85% for the Mississippi Fund Class A, 4.01% to 4.11% for the Mississippi Fund Class B, 5.09% to 5.11% for the New York Fund Class A, 4.35% to 4.37% for the New York Fund Class B, 4.87% to 4.89% for the Rhode Island Fund Class A, 4.12% to 4.14% for the Rhode Island Fund Class B, 4.75% to 4.78% for the West Virginia Fund Class A, and 4.02% to 4.05% for the West Virginia Fund Class B; and increase the ratio of net investment income to average net assets by less than 0.01% for the Ohio Fund. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(5)  Class C shares commenced operations on September 30, 2003.

(6)  Annualized.

(7) For the period from the start of business, August 31, 2004 to September 30, 2004.

(8) Prior to October 1, 2004, each Fund invested its assets in a corresponding Portfolio.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Funds' SEC File No. is 811-4409.                                     TFC2/1P


197-2/05                                         (c) 2005 Eaton Vance Management

                    EATON VANCE MASSACHUSETTS MUNICIPALS FUND
                                 CLASS I SHARES

                                  SUPPLEMENT TO
                        PROSPECTUS DATED FEBRUARY 1, 2005


1. THE DATE OF THE PROSPECTUS IS MAY 30, 2005.

2. THE FOLLOWING IS ADDED TO "MANAGEMENT" UNDER "MANAGEMENT AND ORGANIZATION":

The Fund's most recent shareholder report provides information regarding the basis for the Trustees' approval of the Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

3. THE FOLLOWING IS ADDED TO "REDEEMING SHARES":

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

4. THE FOLLOWING REPLACES THE LAST SENTENCE OF "PROCEDURES FOR OPENING NEW ACCOUNTS" UNDER "SHAREHOLDER ACCOUNT FEATURES":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

5.  THE  FOLLOWING  REPLACES  THE  LAST  PARAGRAPH  UNDER  "SHAREHOLDER  ACCOUNT
FEATURES":

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

6. THE FOLLOWING REPLACES THE LAST SENTENCE OF THE FIRST PARAGRAPH ON THE BACK COVER PAGE:

You may obtain free copies of the statement of additional information and shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.


May 30, 2005                                                               MAIPS

{LOGO}






                                   Eaton Vance
                            Massachusetts Municipals
                                      Fund

                                 Class I Shares

                    A mutual fund providing tax-exempt income

                                Prospectus Dated
                                February 1, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
-------------------------------------------------------------------------------
Fund Summary                            2       Redeeming Shares               8
Investment Objective & Principal                Shareholder Account
   Policies and Risks                   4         Features                     9
Management and Organization             5       Tax Information               10
Valuing Shares                          6       Financial Highlights          11
Purchasing Shares                       7
-------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. Under normal market circumstances, the Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally acquires municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make the regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders.

Principal Risk Factors. Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time. The Fund invests a significant portion of assets in obligations of issuers located in Massachusetts and the Fund is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. Massachusetts general obligations currently are rated Aa2, AA- and AA- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch"), respectively.

The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the performance of the Fund's Class I shares for each calendar year through December 31, 2004. The returns in the table are shown before and after the reduction of taxes and include a comparison to the performance of a national index of municipal bonds. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.32%   2.85%  10.62%   6.09%  -5.81%  13.38%   4.68%   9.49%   6.02%   4.54%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class I was 8.24% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.36% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.45%) for Class I shares were 4.62% and 7.51%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

Average Annual Total Return as of December 31, 2004                                        One Year       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------------------
Class I Return Before Taxes                                                                 4.54%          7.57%            6.84%
Class I Return After Taxes on Distributions                                                 4.54%          7.56%            6.82%
Class I Return After Taxes on Distributions and the Sale of Class I Shares                  4.88%          7.32%            6.69%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%          7.20%            7.06%

Class I shares commenced operations on June 17, 1993. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index:
Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Class I Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Class I shares.

Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold Class I shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                        0.43%
Other Expenses                                                         0.18%
                                                                       ----
Total Annual Fund Operating Expenses                                   0.61%

Class I shares are offered to employees of Eaton Vance Corp. and its affiliates, clients of Eaton Vance and certain institutional investors.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------
$   62          $   195         $   340         $   762

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from Massachusetts state personal income taxes. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in the Fund's investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

Under normal conditions, the Fund invests at least 65% of its total assets in obligations issued by Massachusetts or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. The Fund may also invest in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody's currently rates Puerto Rico general obligations Baa1, while S&P rates them A-. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                                                Annual           Daily
Category     Daily Net Assets                                                 Asset Rate       Income Rate
-------------------------------------------------------------------------------------------------------------
    1        up to $20 million                                                  0.100%           1.00%
    2        $20 million but less than $40 million                              0.200%           2.00%
    3        $40 million but less than $500 million                             0.300%           3.00%
    4        $500 million but less than $1 billion                              0.275%           2.75%
    5        $1 billion but less than $1.5 billion                              0.250%           2.50%
    6        $1.5 billion but less than $2 billion                              0.225%           2.25%
    7        $2 billion but less than $3 billion                                0.200%           2.00%
    8        $3 billion and over                                                0.175%           1.75%

Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that has the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $210,968,604. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.43% of the Portfolio's average net assets for such year.

Robert B. MacIntosh is the portfolio manager of the Fund (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years, and is a Vice President of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Class I shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

Class I shares are offered to employees and clients of Eaton Vance and certain institutional investors. You may purchase Class I shares for cash or in exchange for securities. Your initial investment must be at least $1,000. The price of Fund shares is the net asset value. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. To make an investment by wire, you must call 1-800-225-6265 (extension 3) for wiring instructions. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a wire or check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive payments from various sources. For instance, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y
                        calling the transfer agent at 1-800-262-1122 on Monday
                        through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to
                        the account address.   Shares held by corporations,
                        trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  By Check               You may obtain forms to establish checkwriting
                        privileges for your account by calling 1-800-225-6265. Checks may be drawn on your account in any amount of $500 or more. You will be required to complete signature cards and will be subject to certain rules in connection with this privilege. There is no charge for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

More information is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

Massachusetts. The Massachusetts Fund's interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax. However, distributions of net long-term capital gains attributable to the sale of these investments may qualify for taxation at lower Massachusetts personal income tax rates.

Distributions  from the  Massachusetts  Fund and the value of the  shares of the
Massachusetts  Fund  will  be  subject  to  the  Massachusetts   excise  tax  on
corporations.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                             Massachusetts Fund
                                                        -------------------------------------------------------------
                                                                           Year Ended September 30,
                                                        -------------------------------------------------------------
                                                        2004(1)     2003(1)     2002(1)(4)    2001(1)      2000(1)
                                                        -------------------------------------------------------------
                                                        Class I     Class I      Class I      Class I      Class I
---------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000     $10.170      $ 9.870      $ 9.310      $ 9.390
Income (loss) from operations
Net investment income                                   $ 0.521     $ 0.529      $ 0.534      $ 0.518      $ 0.519
Net realized and unrealized gain (loss)                  (0.031)     (0.182)       0.281        0.559       (0.079)
Total income (loss) from operations                     $ 0.490     $ 0.347      $ 0.815      $ 1.077      $ 0.440
Less distributions
From net investment income                              $(0.520)    $(0.517)     $(0.515)     $(0.517)     $(0.520)
Total distributions                                     $(0.520)    $(0.517)     $(0.515)     $(0.517)     $(0.520)
Net asset value - End of year                           $ 9.970     $10.000      $10.170      $ 9.870      $ 9.310
Total return(2)                                            5.04%       3.51%        8.55%       11.87%        4.92%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 8,321     $ 7,608      $ 8,880      $ 6,957      $ 7,259
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.61%       0.61%        0.62%        0.64%        0.68%
  Expenses after custodian fee reduction(3)                0.61%       0.60%        0.60%        0.60%        0.66%
  Net investment income                                    5.23%       5.29%        5.44%        5.36%        5.67%
Portfolio Turover of the Portfolio(5)                        27%         16%          10%           8%          15%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.40% to 5.44%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(5)  Prior to October 1, 2004, the Fund invested its assets in the Portfolio.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4409.                                        MAIP




                                                 (c) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 30, 2005



                     Eaton Vance California Municipals Fund
                       Eaton Vance Florida Municipals Fund
                    Eaton Vance Massachusetts Municipals Fund
                     Eaton Vance Mississippi Municipals Fund
                      Eaton Vance New York Municipals Fund
                        Eaton Vance Ohio Municipals Fund
                    Eaton Vance Rhode Island Municipals Fund
                    Eaton Vance West Virginia Municipals Fund
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Funds. Each Fund is a non-diversified, open-end management investment company. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                 Page                                 Page
Strategies and Risks              2     Purchasing and Redeeming Shares       19
Investment Restrictions           8     Sales Charges                         20
Management and Organization       9     Performance                           22
Investment Advisory and                 Taxes                                 24
  Administrative Services        15     Portfolio Securities
Other Service Providers          18       Transactions                        27
Calculation of Net Asset Value   19     Financial Statements                  29

Appendix A:  Class A Fees, Performance and Ownership                          30
Appendix B:  Class B Fees, Performance and Ownership                          35
Appendix C:  Class C Fees, Performance and Ownership                          39
Appendix D:  Class I Fees, Performance and Ownership                          41
Appendix E:  State Specific Information                                       42
Appendix F:  Ratings                                                          68
Appendix G:  Eaton Vance Funds Proxy Voting Policies and Procedures           72
Appendix H:  Adviser Proxy Voting Policies                                    74


Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' relevant prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.




(c) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

During the fiscal year ended September 30, 2004, each Fund invested all of its assets in a registered open-end management investment company that had the same investment objectives and policies as the Fund (each, a "Portfolio"). On October 1, 2004, each Fund withdrew its pro rata share of the Portfolio's net assets and began investing directly in securities. There were no changes in the Funds' investment objectives or policies as the result of this change in investment structure. Each Fund is expected to pay similar fees and transaction-related expenses as reported herein for its corresponding Portfolio.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, a Fund's distributions derived from interest on all municipal obligations (whenever issued) are included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state's issuers, see "Risks of Concentration" in Appendix E. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa. Information about some of these conditions and developments is included in Appendix E.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds ("IDBs") are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states. These payments are not generally fixed but rather are tied to the volume of the company's U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. United Airlines is currently in bankruptcy, and recent court rulings associated with the bankruptcy have been split on determining whether certain special facility "lease-backed" debt issuances are considered loans and not leases, significantly impacting the return potential of "lease-backed" airline bonds if the rulings stand.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund's investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund's credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund's goals is more dependent on the investment adviser's ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix F.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer. In addition, the investment adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance of the equipment, property or facility covered by the lease or contract to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.
Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, a Fund may enter into a so-called shortfall and forebearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes a Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and forebearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. Each Fund may lend up to 30% of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes.
Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, each Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;
     (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
     (4) Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);
     (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or
     (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders. Each Fund will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.


For purposes of a Fund's investment restrictions and diversification status, the determination of the "issuer" of a municipal obligation will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Vice President         Since 1985            Chairman, President and          197        Director of EVC
 11/9/41                 and Trustee                                  Chief Executive Officer of
                                                                      BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee since         Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      1986 and              Investment Banking Emeritus,                Tiffany & Co.
                                                Chairman of           Harvard University Graduate                 (specialty
                                                the Board             School of Business                          retailer) and
                                                since 2005            Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

                                       9

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth     Trust/Portfolio      Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Since 1986            President, Chief Executive       197        None
 9/21/35                                                              Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS J. FETTER         President              Since 1993           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                                                              registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.    Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                                                              investment companies managed by Eaton Vance or BMR.

CRAIG R. BRANDON         Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 44 registered
12/21/66                                                             investment companies managed by Eaton Vance or BMR.


CYNTHIA J. CLEMSON       Vice President         Since 2004*          Vice President of Eaton Vance and BMR. Officer of 107
3/2/63                                                               registered investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH      Vice President         Since 1993           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                                                              registered investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD        Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 49 registered
8/3/58                                                               investment companies managed by Eaton Vance or BMR.


ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

                                       10

                         Position(s) with the   Term of Office and
Name and Date of Birth     Trust/Portfolio      Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
JAMES L. O'CONNOR        Treasurer              Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

* Prior to 2004, Ms. Clemson served as Vice President of the California Portfolio since 1996, of the Florida Portfolio since 1998 and of the Mississippi Portfolio since 1995.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.


Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended September 30, 2004, the Governance Committee convened five times.


The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.


Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended September 30, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each:

(a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended September 30, 2004, the Special Committee convened six times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in a Portfolio cannot be purchased by a Trustee.

                            Benjamin C.  James B.    Samuel L.   William H.   Ronald A.     Norton H.    Lynn A.          Ralph F.
Fund Name                     Esty(5)    Hawkes(1)    Hayes(2)    Park(2)    Pearlman(2)    Reamer(2)    Stout(2)         Verni(5)
---------                     -------    ---------    --------    -------    -----------    ---------    --------         --------
California Fund                 None       None   over $100,000(3)  None        None          None         None              None
Florida Fund                    None       None         None        None        None          None         None              None
Massachusetts Fund              None       None   over $100,000(3)  None        None          None         None              None
Mississippi Fund                None       None         None        None        None          None         None              None
New York Fund                   None       None   over $100,000(3)  None        None          None         None              None
Ohio Fund                       None       None         None        None        None          None         None              None
Rhode Island Fund               None       None         None        None        None          None         None              None
West Virginia Fund              None       None         None        None        None          None         None              None
Aggregate Dollar Range
  of Equity Securities
  Owned in all Registered
  Funds Overseen by Trustee
  in the Eaton Vance Family
  of Funds                      None  over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 over $100,000(4) None

(1)  Interested Trustee
(2)  Noninterested Trustees
(3) Reported figure includes 10,000 shares held in trust for the benefit of family memebers not sharing the same household as Mr. Hayes. Mr. Hayes' spouse serves as one of the trustees of said trust.
(4) Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
(5) Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and had no beneficial ownership of securities in a Fund or in the Eaton Vance Fund Complex as of December 31, 2004.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended September 30, 2004, the Trustees of the Trust earned the following compensation in their capacity as Trustees from the Trust. Prior to October 1, 2004 each Fund invested all of its assets in a corresponding Portfolio. During the fiscal year ended September 30, 2004, the Trustees of the Portfolios earned the following compensation in their capacity as Portfolio Trustees. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of                      Jessica M.       Samuel L.      William H.       Ronald A.      Norton H.        Lynn A.
Compensation                  Bibliowicz(7)       Hayes         Park(3)         Pearlman        Reamer          Stout(4)
------------                  -------------     ---------      ----------       --------       ---------        --------
Trust(2)                        $ 5,077         $  9,094       $  8,345         $  8,790       $  8,633         $  9,340
California Portfolio              1,061            2,403          2,153            2,131          2,281            2,248
Florida Portfolio                 1,249            2,742          2,464            2,459          2,603            2,597
Massachusetts Portfolio           1,061            2,403          2,153            2,131          2,281            2,248
Mississippi Portfolio                16               28             26               27             27               29
New York Portfolio                1,436            3,081          2,775            2,787          2,925            2,945
Ohio Portfolio                      874            2,063          1,842            1,803          1,959            1,900
Rhode Island Portfolio              437            1,272          1,115            1,038          1,208            1,088
West Virginia Portfolio             156              283            259              273            268              290
Trust and Fund Complex           48,125          200,000        180,000(5)       180,000        190,000          190,000(6)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period shown in the table above.

(2)  The Trust consisted of 28 Funds as of September 30, 2004.
(3) Includes deferred compensation as follows: California -- $2,153; Florida -- $2,464; Massachusetts -- $2,153; Mississippi -- $26; New York -- $2,775; Ohio -- $1,842; Rhode Island -- $1,115; and West Virginia -- $259.
(4) Includes deferred compensation as follows: California -- $906 ; Florida -- $1,047; Massachusetts -- $906; Mississippi -- $12; New York -- $1,187; Ohio -- $766; Rhode Island -- $439; and West Virginia -- $117.
(5)  Includes $106,968 of deferred compensation.
(6)  Includes $45,000 of deferred compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. Each Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. Prior to October 1, 2004, each Fund invested all of its assets in a corresponding Portfolio.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of each Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix G and Appendix H, repsectively. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.


                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each Portfolio and the advisory fees earned during the three fiscal years ended September 30, 2004.

                                       Advisory Fee Paid for Fiscal Years Ended
                                       ----------------------------------------
Portfolio      Net Assets at 9/30/04     9/30/04        9/30/03         9/30/02
---------      ---------------------     -------        -------         -------
California         $231,231,291        $1,133,652     $1,185,022      $1,180,078
Florida             245,140,301         1,118,054      1,187,718       1,223,925
Massachusetts       210,968,604           911,671        919,433         866,006
Mississippi          17,446,966            27,537         26,795          26,494
New York            339,752,627         1,532,791      1,540,620       1,510,511
Ohio                163,175,199           719,582        763,421         775,688
Rhode Island         51,751,213           156,417        164,251         133,480
West Virginia        27,322,201            52,692         52,861          47,791

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


Portfolio Managers. The portfolio manager of each Fund is listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund. The following tables show, as of December 31, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                          Number of    Total Assets of     Number of Accounts           Total Assets of Accounts
California and Florida Funds            All Accounts    All Accounts*   Paying a Performance Fee        Paying a Performance Fee
----------------------------            ------------    -------------   ------------------------        ------------------------
   Cynthia J. Clemson
Registered Investment Companies             16            $4,717.9              0                               $0
Other Pooled Investment Vehicles             0                 0                0                                0
Other Accounts                             137               139.4              0                                0

Massachusetts, Rhode Island and           Number of    Total Assets of     Number of Accounts           Total Assets of Accounts
West Virginia Funds                     All Accounts    All Accounts*   Paying a Performance Fee        Paying a Performance Fee*
-------------------------------         ------------    -------------   ------------------------        -------------------------
   Robert B. MacIntosh
Registered Investment Companies             11            $977.6                0                               $0
Other Pooled Investment Vehicles             0               0                  0                                0
Other Accounts                             293             206.2                0                                0

                                          Number of    Total Assets of     Number of Accounts           Total Assets of Accounts
Mississippi Fund                        All Accounts    All Accounts*   Paying a Performance Fee        Paying a Performance Fee
----------------                        ------------    -------------   ------------------------        ------------------------
   Craig Brandon
Registered Investment Companies              8            $429.0                 0                              $0
Other Pooled Investment Vehicles             0               0                   0                               0
Other Accounts                               0               0                   0                               0

                                          Number of    Total Assets of      Number of Accounts          Total Assets of Accounts
New York and Ohio Funds                 All Accounts    All Accounts*   Paying a Performance Fee        Paying a Performance Fee
-----------------------                 ------------    -------------   ------------------------        ------------------------
   Thomas J. Fetter
Registered Investment Companies             10           $2,911.4                0                              $0
Other Pooled Investment Vehicles             0                0                  0                               0
Other Accounts                               0                0                  0                               0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the shares beneficially owned by each Fund's portfolio manager as of the Fund's most recent fiscal year ended September 30, 2004.

                                           Dollar Range of Equity Securities Owned by
                                           ------------------------------------------
Fund Name               Craig Brandon   Cynthia J. Clemson      Thomas J. Fetter        Robert B. MacIntosh
---------               -------------   ------------------      ----------------        -------------------
California Fund             N/A               None                     N/A                      N/A
Florida Fund                N/A               None                     N/A                      N/A
Massachusetts Fund          N/A               N/A                      N/A                      None
Mississippi Fund            None              N/A                      N/A                      N/A
New York Fund               N/A               N/A                      None                     N/A
Ohio Fund                   N/A               N/A                      None                     N/A
Rhode Island Fund           N/A               N/A                      N/A                      None
West Virginia Fund          N/A               N/A                      N/A                      None

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.


Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2004, Eaton Vance was paid or accrued as follows by the transfer agent for sub-transfer agency services performed on behalf of each
Fund:

California  Florida  Massachusetts  Mississippi  New York   Ohio    Rhode Island   West Virginia
----------  -------  -------------  -----------  --------   ----    ------------   -------------
  $7,178    $9,435      $8,140         $932      $14,351   $7,849      $2,263         $1,592

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. IBT has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by IBT (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price their respective shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the

Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Class A shares and Class I shares are offered at net asset value to the foregoing persons and in the foregoing situations because either
(i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% (0.75% for the California Fund) of the purchase price of Class C shares and an up-front service fee of 0.20% (0.25% for the California Fund) on Class C shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% (0.25% for the California Fund) of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% (0.25% for the California Fund) of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 (June 16, 2003 in the case of the Class C Plan for the California and New York Funds). The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.


Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public
          reference           room           is           available           at
          http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

     * Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services, lenders under Fund credit faciltites and, for the purpose of facilitating portfolio transactions of the Eaton Vance Municipals Funds, municipal bond dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund's Board of Trustees.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended September 30, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities.

Distributions by a Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income for federal income tax purposes under
Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, a Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

A Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.


In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.


Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

See Appendix E for state tax information for certain states.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund's investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser's other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as "research credits" and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies  could  have  a  detrimental  effect  on the  price  or  amount  of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2004, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                                                                              Commissions
                                                                                       Amount of                Paid on
                                                                                      Transactions            Transactions
                                                                                   Directed to Firms       Directed to Firms
                  Brokerage Commissions Paid for the Fiscal Year Ended             Providing Research      Providing Research
                  ----------------------------------------------------             ------------------      ------------------
Fund/Portfolio          9/30/04         9/30/03         9/30/02                         9/30/04                 9/30/04
--------------          -------         -------         -------                         -------                 -------
California              $23,205         $16,989         $ 9,170                           $0                      $0
Florida                  27,897          16,525           8,940                            0                       0
Massachusetts            15,658          13,777           9,549                            0                       0
Mississippi               1,105             837             408                            0                       0
New York                 43,647          27,887          24,573                            0                       0
Ohio                     12,594          13,405          13,677                            0                       0
Rhode Island              3,776           2,308             980                            0                       0
West Virginia             1,826           1,093             588                            0                       0

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Funds and Portfolios, appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                                Repurchase
                                                                                                               Transaction
                  Total          Sales             Sales                                       Service Fees        Fees
                  Sales        Charges to       Charges to      CDSC to                          Paid to         Paid to
                 Charges       Investment        Principal      Principal     Total Service     Investment      Principal
Fund              Paid          Dealers         Underwriter     Underwriter     Fees Paid        Dealers       Underwriter
----              ----          -------         -----------     -----------     ---------        -------       -----------
California      $227,043        $215,631         $11,412         $     0        $317,869        $266,025        $1,340.00
Florida          263,710         247,570          16,140          11,000         223,081         194,750         1,307.50
Massachusetts    378,623         357,052          21,571          10,000         189,088         156,883         1,042.50
Mississippi       27,217          26,369             848               0          14,628          11,765           170.00
New York         502,991         475,195          27,796             500         361,251         292,155         2,150.00
Ohio             233,913         219,518          14,395           5,000         144,293         126,186           990.00
Rhode Island     107,610         101,712           5,898               0          38,629          30,435           332.50
West Virginia     55,341          52,448           2,893               0          21,525          19,219           235.00

For the fiscal years ended September 30, 2003 and September 30, 2002, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

                  September 30, 2003      September 30, 2003        September 30, 2002             September 30, 2002
                      Total Sales         Sales Charges to              Total Sales                 Sales Charges to
Fund                  Charges Paid      Principal Underwriter           Charges Paid             Principal Underwriter
----                  ------------      ---------------------           ------------             ---------------------
California              $215,775            $  9,034                     $126,253                       $ 7,209
Florida                  256,698              15,190                      239,853                        11,679
Massachusetts            216,882               9,494                      255,462                        12,322
Mississippi               38,399               2,320                       17,175                         1,008
New York                 516,877              29,106                      294,582                        17,732
Ohio                     164,639               8,811                      119,990                         6,848
Rhode Island              89,087               5,631                       75,063                         3,929
West Virginia             21,778               1,113                       15,326                         1,061

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class A. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

                                                                                Length of Period Ended September 30, 2004
                                                                                -----------------------------------------
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.42%            6.26%           6.49%
Before Taxes and Including Maximum Sales Charge                                 -0.50%            5.24%           5.98%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.42%            6.24%           6.47%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.50%            5.22%           5.95%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.61%            6.11%           6.36%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.33%            5.20%           5.89%

     Predecessor Fund commenced operations May 27, 1994.

Florida Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.18%            6.38%           6.13%
Before Taxes and Including Maximum Sales Charge                                 -0.74%            5.34%           5.61%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.18%            6.32%           6.06%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.74%            5.28%           5.55%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.52%            6.22%           6.01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.24%            5.30%           5.54%

     Predecessor Fund commenced operations April 5, 1994.

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.92%            6.53%           6.18%
Before Taxes and Including Maximum Sales Charge                                 -0.03%            5.51%           5.67%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.92%            6.53%           6.16%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.03%            5.51%           5.65%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.99%            6.37%           6.08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.69%            5.46%           5.61%

     Predecessor Fund commenced operations December 7, 1993.

Mississippi Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.54%            5.82%           5.97%
Before Taxes and Including Maximum Sales Charge                                 -1.38%            4.78%           5.46%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.54%            5.81%           5.95%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.38%            4.78%           5.44%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.97%            5.71%           5.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.69%            4.80%           5.40%

     Predecessor Fund commenced  operations  December 7, 1993.

New York Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.66%            7.20%           6.76%
Before Taxes and Including Maximum Sales Charge                                 -0.27%            6.17%           6.24%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.62%            7.16%           6.67%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.31%            6.12%           6.15%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.01%            6.92%           6.56%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.71%            6.00%           6.08%

     Predecessor Fund commenced operations April 15, 1994.

Ohio Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  5.07%            5.83%           5.91%
Before Taxes and Including Maximum Sales Charge                                  0.09%            4.81%           5.39%
After Taxes on Distributions and Excluding Maximum Sales Charge                  5.07%            5.82%           5.88%
After Taxes on Distributions and Including Maximum Sales Charge                  0.09%            4.80%           5.36%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.27%            5.79%           5.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.93%            4.89%           5.39%

     Predecessor Fund commenced operations December 7, 1993.

Rhode Island Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  5.13%            6.63%           6.04%
Before Taxes and Including Maximum Sales Charge                                  0.10%            5.60%           5.53%
After Taxes on Distributions and Excluding Maximum Sales Charge                  5.13%            6.62%           6.03%
After Taxes on Distributions and Including Maximum Sales Charge                  0.10%            5.59%           5.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.05%            6.42%           5.93%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.71%            5.51%           5.46%

     Predecessor Fund commenced  operations  December 7, 1993.

West Virginia Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.94%            6.09%           6.00%
Before Taxes and Including Maximum Sales Charge                                 -0.98%            5.07%           5.48%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.92%            6.07%           5.98%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.99%            5.05%           5.47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.18%            5.93%           5.89%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.91%            5.03%           5.42%

     Predecessor Fund commenced  operations  December 7, 1993.


Control Persons and Principal Holders of Securities. At May 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California Fund                 Morgan Stanley                                  Jersey City, NJ                 16.2%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                 9.8%
                                Citigroup Global Markets, Inc.                  New York, NY                     8.9%
Florida Fund                    Citigroup Global Markets, Inc.                  New York, NY                    13.5%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                10.3%
                                Morgan Stanley                                  Jersey City, NJ                  8.3%
Massachusetts Fund              Morgan Stanley                                  Jersey City, NJ                  9.0%
                                Citigroup Global Markets, Inc.                  New York, NY                     8.1%
                                Pershing LLC                                    Jersey City, NJ                  7.9%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                 7.9%
Mississippi                     Pershing LLC                                    Jersey City, NJ                  9.3%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                 6.5%
                                Bobby T. Sullivan & Doris J. Sullivan JTWROS    Magee, MS                        5.3%
New York                        Citigroup Global Markets, Inc.                  New York, NY                    15.2%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                 6.5%

                                       33

Ohio                            Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                12.2%
                                Citigroup Global Markets, Inc.                  New York, NY                     7.7%
Rhode Island                    Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                12.2%
                                H&R Block Financial Advisors                    Detroit, MI                      6.2%
West Virginia                   Citigroup Global Markets, Inc.                  New York, NY                    19.1%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL                 7.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                 Commission                                                                                           Repurchase
                   Paid         Distribution                                                            Service      Transaction
               by Principal         Fee           CDSC               Uncovered                           Fees            Fees
              Underwriter to      Paid to        Paid to           Distribution                         Paid to        Paid to
                Investment       Principal      Principal      Charges (as a % of        Service       Investment     Principal
Fund             Dealers        Underwriter    Underwriter      Class Net Assets)         Fees          Dealers      Underwriter
----             -------        -----------    -----------      -----------------         ----          -------      -----------
California*     $236,619        $  242,933      $69,000         $   61,000(3.1%)        $278,367        $239,703      $  870.00
Florida          140,772         1,076,354       82,000          1,336,000(2.6%)         287,030         242,009       1,382.50
Massachusetts    174,163           820,656       92,000          1,350,000(2.3%)         218,851         185,230       1,110.00
Mississippi       18,438            78,733        9,000            498,000(8.3%)          20,996          17,678         212.50
New York*        252,161           209,237       82,000            100,000(3.4%)         325,158         280,728       1,467.50
Ohio             128,400           719,577       95,000            527,000(1.4%)         191,888         164,286       1,277.50
Rhode Island      59,485           256,643       54,000          1,210,000(4.8%)          68,443          59,849         505.00
West Virginia     49,287           122,197       10,000            582,000(6.8%)          32,586          27,273         235.00

* At times, when any CDSCs were paid to the California Fund and the New York Fund and no distribution fees were paid to the principal underwriter, each Fund had no outstanding uncovered distribution charges. For the fiscal year ended September 30, 2004, the California and New York Funds received CDSCs of $58,813 and $74,425, respectively.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.14%             6.01%          5.84%
Before Taxes and Including Maximum Sales Charge                                 -0.84%             5.69%          5.84%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.14%             6.00%          5.77%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.84%             5.68%          5.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.31%             5.85%          5.68%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.07%             5.57%          5.68%

Florida Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.34%             5.58%          5.29%
Before Taxes and Including Maximum Sales Charge                                 -1.61%             5.25%          5.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.34%             5.52%          5.23%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.61%             5.20%          5.23%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.70%             5.42%          5.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.48%             5.14%          5.18%

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.07%             5.74%          5.42%
Before Taxes and Including Maximum Sales Charge                                 -0.91%             5.41%          5.42%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.07%             5.73%          5.40%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.91%             5.41%          5.40%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.17%             5.57%          5.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.93%             5.29%          5.32%

Mississippi Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  2.79%             5.02%          5.31%
Before Taxes and Including Maximum Sales Charge                                 -2.15%             4.69%          5.31%
After Taxes on Distributions and Excluding Maximum Sales Charge                  2.79%             5.02%          5.30%
After Taxes on Distributions and Including Maximum Sales Charge                 -2.15%             4.69%          5.30%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.21%             4.92%          5.20%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.00%             4.64%          5.20%

New York Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.28%             6.54%          5.98%
Before Taxes and Including Maximum Sales Charge                                 -0.67%             6.23%          5.98%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.25%             6.50%          5.91%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.70%             6.19%          5.91%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.61%             6.26%          5.78%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.39%             5.99%          5.78%

Ohio Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.14%             5.02%          5.18%
Before Taxes and Including Maximum Sales Charge                                 -0.83%             4.69%          5.18%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.14%             5.00%          5.16%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.83%             4.67%          5.16%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.38%             4.98%          5.13%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.15%             4.70%          5.13%

Rhode Island Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.25%             5.81%          5.46%
Before Taxes and Including Maximum Sales Charge                                 -0.75%             5.49%          5.46%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.25%             5.80%          5.47%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.75%             5.48%          5.45%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.21%             5.60%          5.34%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.96%             5.33%          5.34%

West Virginia Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.09%             5.30%          5.29%
Before Taxes and Including Maximum Sales Charge                                 -1.87%             4.97%          5.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.08%             5.28%          5.28%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.88%             4.96%          5.28%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.37%             5.14%          5.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.14%             4.86%          5.18%


Control Persons and Principal Holders of Securities. At May 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California                      First Clearing, LLC                             Franklin Lakes, NJ      20.5%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        11.1%
                                Morgan Stanley                                  Jersey City, NJ          5.5%
Florida                         Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        18.2%
                                Citigroup Global Markets, Inc.                  New York, NY            13.4%
                                Morgan Stanley                                  Jersey City, NJ          9.4%

                                       37

Massachusetts                   Morgan Stanley                                  Jersey City, NJ         10.8%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        10.4%
                                Citigroup Global Markets, Inc.                  New York, NY             6.5%
Mississippi                     Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        28.6%
                                Morgan Stanley                                  Jersey City, NJ          7.1%
                                NFSC FEBO A.L. Monty & Joan M. Clark JTWROS     Carriere, MS             5.9%
New York                        Citigroup Global Markets, Inc.                  New York, NY            14.1%
                                Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        12.8%
                                Morgan Stanley                                  Jersey City, NJ          5.7%
                                ADP Clearing & Outsourcing                      New York, NY             5.0%
Ohio                            Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        21.9%
                                UBS Financial Services Inc.
                                  FBO Max T. Miller Living Trust                New Phladelphia, OH      7.6%
                                Citigroup Global Markets, Inc.                  New York, NY             6.3%
                                Morgan Stanley                                  Jersey City, NJ          5.4%
Rhode Island                    Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL         6.6%
West Virginia                   Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        14.5%
                                Citigroup Global Markets, Inc.                  New York, NY            10.4%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the period from the California Fund's start of business, August 31, 2004 to September 30, 2004 and for the New York Fund's fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C),
(5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                Commission                                       Uncovered                                              Repurchase
                 Paid by        Distribution                    Distribution                            Service         Transaction
                Principal           Fee             CDSC          Charges                                 Fees             Fees
             Underwriter to       Paid to         Paid to         (as a %                                Paid to          Paid to
               Investment        Principal       Principal        of Class              Service         Investment       Principal
Fund            Dealers         Underwriter     Underwriter     Net Assets)               Fees           Dealers        Underwriter
----            -------         -----------     -----------     -----------               ----           -------        -----------
California       $  0             $    0           $0           $ 6,000(6.2%)            $  0            $12,913          $ 2.50
New York          207              3,142            0            54,000(5.7%)             833                188           10.00

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to August 31, 2004 for the California Fund and September 30, 2003 for the New York Fund reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.05%             5.99%          5.83%
Before Taxes and Including Maximum Sales Charge                                  3.06%             5.99%          5.83%
After Taxes on Distributions and Excluding Maximum Sales Charge                  2.44%             4.12%          3.87%
After Taxes on Distributions and Including Maximum Sales Charge                  1.44%             4.12%          3.87%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   2.61%             3.97%          3.77%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.97%             3.97%          3.77%

     Class C commenced operations August 31, 2004. Class B commenced operations Decmber 19, 1985.

New York Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  1.99%             4.55%          5.74%
Before Taxes and Including Maximum Sales Charge                                  1.05%             6.07%          5.74%
After Taxes on Distributions and Excluding Maximum Sales Charge                  0.52%             5.73%          5.52%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.46%             5.73%          5.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   1.39%             5.52%          5.41%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.76%             5.52%          5.41%

     Class C commenced operations September 30, 2003. Class B commenced operations August 30, 1990.


Control Persons and Principal Holders of Securities. At May 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California              First Clearin, LLC FBO The Whitmer Family Trust         Glen Allen, VA          24.2%
                        AG Edwards & Sons Inc. FBO C. Gordon Wright TTEE        St. Louis, MO           23.0%
                        First Clearing, LLC FBO Faye M. Johansen Rev. Trust     Glen Allen, VA          20.8%
                        Legg Mason Wood Walker Inc.                             Baltimore, MD            6.2%
                        Citigroup Global Markets, Inc.                          New York, NY             5.3%
New York                Legg Mason Wood Walker Inc.                             Baltimore, MD           13.8%
                        Merrill Lynch, Pierce, Fenner & Smith Incorporated      Jacksonville, FL         9.9%
                        HSBC Securities (USA) Inc. FBO William C. Agan          New York, NY             6.9%
                        Citigroup Global Markets, Inc.                          New York, NY             6.3%
                        NFSC FEBO Sheldon Zeilander                             Long Beach, NY           5.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX D

                      Class I Fees, Performance & Ownership


The Trustees of the Trust have determined that Class I shares of the Massachusetts Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Massachusetts Fund and/or the principal underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.

Performance Information. The table below indicates the cumulative and average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class I. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes                                                                     5.04%            6.74%           6.38%
After Taxes on Distributions                                                     5.04%            6.74%           6.38%
After Taxes on Distributions and Redemption                                      5.14%            6.57%           6.27%

     Predecessor Fund commenced operations June 17, 1993.


Control Persons and Principal Holders of Securities. At May 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Massachusetts   Mars & Co.                                                      Boston, MA              35.0%
                Benjamin A. Rowland Jr.                                         Marblehead, MA          16.6%
                M. Dozier Gardner                                               Brookline, MA           15.5%
                Bank of America NA Custodian Loring Walcott & Coolidge          Dallas, TX               8.4%
                Searles Liquid Asset Trust                                      Hamilton, MA             6.4%


Beneficial owners of 25% or more of this Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX E

                           STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund's policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state's political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

                                   CALIFORNIA

General Economic Conditions

The economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing 341,200 jobs between March 2001 and July 2003. The recession was concentrated in the state's high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 182,100 jobs gained between July 2003 and December 2004 compared with 341,200 jobs lost between March 2001 and July 2003.

California's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the five-county Los Angeles area accounted for 49 percent of the State's population with over 17.0 million residents and the 10-county San Francisco Bay Area represented 20 percent of the State's population with a population of over 7.0 million.

California total personal income was 5.7 percent higher in the first three quarters of 2004 than in the same quarters of 2003; the corresponding gain a year earlier was 2.6 percent. The corresponding gains for wage and salary income were 5.2 percent and 2.1 percent. Statewide taxable sales were 6.1 percent higher in the first half of 2004 than in the first half of 2003; a year earlier the gain was 3.3 percent. California exports were 20 percent higher in the first three quarters of 2004 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for over three-quarters of the gain in total exports. Total state exports fell by 26 percent in the preceding three years. From December 2003 to December 2004, nonfarm payroll employment was higher than a year earlier by 1.1 percent in California and 1.7 percent in the nation. In both the State and the nation, job growth was below long-run average job growth but better than a year earlier when employment was down 0.4 percent in the State and 0.3 in the nation. The state unemployment was 5.8 percent in December 2004, down from 6.5 percent in December 2003. Over the same period, the national unemployment fell from 5.7 percent to
5.4 percent.

Construction rose again in the state in 2004. Total new residential units permitted were up 6.6 percent in the first 11 months of 2004 from the same months in 2003. Over the same period, the valuation of private nonresidential building permits rose by 12.4 percent.

Prior Fiscal Years' Financial Results

The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-00. Since early 2001 the State has faced severe financial challenges, which may continue for several years. Currently, both the nation and the State are experiencing an economic downturn.

2003-04 Fiscal Year Budget. After months of negotiation between Governor Davis and the Legislature, the Fiscal Year 2003-04 Budget Act (the "2003 Budget Act") was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of economic recovery bonds to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy which the State Department of Finance believed to be reasonable.

Current State Budget

Background. The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004 (the "May Revision"), projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

Fiscal Year 2004-2005 Budget Act. After months of negotiations between the Governor and the Legislature, the Fiscal Year 2004-05 Budget Act (the "2004 Budget Act") was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the teacher's tax credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to the May Revision. The majority of the expenditure increase is due to the restoration of spending in the health and human services, employee compensation, county probation, and higher education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

     The 2004 Budget Act contains the following major components:

     1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

     2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for California State University graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

     3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the

Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for county organized health systems and pharmacy reimbursement realignment. In addition, increased work incentives under the State's Welfare program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

     4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. Pending litigation relating to the proposed pension obligation bonds could affect their issuance. If the State is unable to pay $960 million of its Fiscal Year 2004-05 pension obligation through the issuance of pension obligation bonds, it will be required to pay that obligation from other State resources.

     5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

     6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

     7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. It is estimated that a decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues.

     8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the transfer of sales tax on gasoline from the General Fund to the Transportation Investment Fund; (ii) $450 million in savings from a new state law requiring the deposit of 75 percent of punitive damages awards in civil lawsuits into a public benefit trust fund which will be used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

2005-06 Governor's Budget. The 2005-06 Governor's Budget, released on January 10, 2005, reported that revenues and transfers are projected to increase by 7.1 percent to $83.8 billion. Expenditures are proposed to grow by 4.2 percent, to $85.7 billion. The 2005-06 Governor's Budget proposes to cover the $1.9 billion gap between revenues and expenditures primarily with $1.683 billion in proceeds from economic recovery bonds, leaving a 2005-06 year-end reserve of $500 million.

Complete text of the 2004 Budget Act and the 2005-06 Governor's Budget may be found at the website of the Department of Finance, WWW.DOF.CA.GOV, under the heading "California Budget."

"Structural Deficit." On September 22, 2004 the Legislative Analyst's Office (the "LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a
"significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a combination of these factors will likely add to the projected shortfall of more than $6 billion in fiscal year 2005-06 and higher deficits in future years, and "that substantial additional actions will be needed to bring future budgets into balance."

The LAO September Report highlighted the use of one-time savings measures contained in the 2004 Budget Act including, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The LAO updated its projections in its November 17, 2004 report entitled "California's Fiscal Outlook - LAO Projections 2004-05 Through 2009-10" (the "LAO November Report") projecting an imbalance of about $6.7 billion between revenues and expenditures for the fiscal year 2005-06 budget, and projecting a shortfall of nearly $10 billion in fiscal year 2006-07 under the then current law spending and revenue policies, absent corrective actions. The LAO further stated that, given the size and persistence of this structural budget shortfall, even in the face of an expanding economy and strengthening revenues, "it is unlikely that California will be able to simply 'grow its way out' of this shortfall."

In its January 12, 2005 report "2005-06: Overview of the Governor's Budget" (the "LAO January Report") the LAO states that, although the 2005-06 Governor's
Budget has several "positive attributes" and will reduce the structural shortfall by about one-half (or $4.5 to $5 billion annually), assuming all budget saving proposals are adopted and fully achieved, the State will "continue to face major budget imbalances in fiscal year 2006-07 and beyond, absent additional corrective measures."

The LAO January Report states that the 2005-06 Governor's Budget "realistically portrays the size of the [budget] problem facing the state and contains reasonable estimates for its solution." Among the "positive attributes" cited by the LAO include the use of only a portion of the remaining authorized economic recovery bonds (leaving $2 billion of authorization to future years), not increasing current year Proposition 98 funding, and relying on "reasonable estimates of caseloads, costs and revenues." The LAO concludes, however, that the 2005-06 Governor's Budget does not fully address the State's ongoing structural imbalances, leaving more solutions needed for future budgets. The LAO also warns that some of the savings in the 2005-06 Governor's Budget are subject to considerable risk, including particularly the assumed sale of $765 million of pension obligation bonds, which is currently subject to court challenge, $408 million of public employee compensation savings which are dependent on collective bargaining negotiations, and savings from unallocated reductions in state operations, which have fallen short of expected levels of savings in prior years.

The LAO January Report also raises concerns relating to the Governor's structural reform proposals. The LAO warns that the Proposition 98 and across-the-board reduction provisions "would dramatically reduce the ability of future policy makers to establish budget priorities." In particular, the LAO cautions that the elimination of the Proposition 98 suspension provisions and Test 3 calculation (which allows for the reduction of the grow rate of Proposition 98 funding during low revenue years) would leave policy makers with limited discretion over the allocation of budget resources between education and other state programs, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice), or on taxpayers in the form of higher fees and taxes.

Publications from the LAO can be read in full by accessing the LAO's website (WWW.LAO.CA.GOV) or by contacting the LAO at (916) 445-4656.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

                Fitch          Moody's      S&P
                  A-              A3         A

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Repayment of Energy Loans

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or pledge any form of taxation therefor or to make any appropriation for their payment.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year

2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Case load under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs case load projections are 495,000 cases in fiscal year 2004-05 and 473,000 cases in fiscal year 2005-06. This represents a major decline in case load from the rapid growth of the early 1990s, when case load peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, case load has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2003.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2004-05 and 2005-06. In an effort to keep program expenditures within the federal Temporary Assistance for Needy Families ("TANF") block grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.

The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

Authorization for the TANF program currently ends March 31, 2005 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

Tobacco Litigation. In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness.

On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under the California Constitution. The reduced 55 percent voter requirement applies only to bonds of school and community college districts.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such programs by raising taxes.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may re borrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62 generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

Various provisions of Proposition 62 were declared unconstitutional at the appellate court level. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various local governments may be subject to challenge under the La Habra ruling.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 39, 62 and 98 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under federal and California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

Medicare is a federal governmental health insurance system under which health care institutions and other providers are paid directly for services provided to eligible elderly and disabled persons. General acute care hospitals are generally reimbursed for inpatient and other services provided to Medicare patients under the prospective payment system, under which Medicare pays a predetermined rate for each covered service. The actual cost of care may be more or less than such reimbursement rates.

Medicaid is a program of medical assistance, funded jointly by the federal government and the states, for certain needy individuals and their dependents. Under Medicaid, the federal government provides grants to states that have medical assistance programs that are consistent with federal standards. Medi-Cal is the Medicaid program in California. The state of California selectively contracts with general acute care hospitals to provide acute inpatient services to Medi-Cal patients. Except in areas of the state that have been excluded from contracting, a general acute care hospital generally will not qualify for payment for non-emergency acute inpatient services rendered to a Medi-Cal beneficiary unless it is a contracting hospital.

The financial challenges faced at the federal and the state levels and the resulting attempts to balance the federal and the state budgets have negatively impacted the reimbursement rates received by health care institutions under the Medicare and Med-Cal programs. No assurance can be given that reimbursement rates will cover the actual costs of providing services to Medicare and Medi-Cal patients.

In California, private health plans and insurers are permitted to contract directly with hospitals for services to beneficiaries on negotiated terms. Many PPOs and HMOs currently pay providers on a negotiated fee-for-service basis, or, for institutional care, on a fixed rate per day basis, which, in each case, is discounted from the typical charges for the care provided. The discounts offered are typically premised on a certain pattern and volume of utilization of the provider's services. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the state pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the state Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated state funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in February 2003 by Milliman & Robertson, Inc., concluded, among other things, that the amounts on deposit in the fund were sufficient, assuming "normal and expected" conditions, and that the Health Facility Construction Loan Insurance Fund, as of June 30, 2002, should maintain a positive balance over the projection period of fifteen years.

Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a non judicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to include all security in a single judicial action and to exhaust their real property security by foreclosure before bringing a personal action against the debtor. Sanctions for violation of the rule may include loss of security or loss of the ability to enforce the debt. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. If the default is for failure to make payments prior to maturity, the borrower may reinstate the loan and terminate the foreclosure by paying all amounts in arrears plus costs. This right can be exercised at any time prior to the fifth business day before a scheduled non judicial sale, or in the judicial process, at any time until entry of the decree of foreclosure. Under standard loan servicing procedures (which are not specific to California), the foreclosure procedure often is not initiated until two months or more have elapsed following an event of default. Once initiated, the California non judicial foreclosure procedure takes approximately four months, absent delays caused by litigation or bankruptcy. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of six months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust.

Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti deficiency legislation, there is no personal recourse against a mortgagor of an owner-occupied residence containing four or fewer units purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or non judicial foreclosure.

Under California law, mortgage loans secured by owner-occupied dwellings containing four or fewer units may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                                     FLORIDA

In recent years, Florida has emerged as one of the world's fastest growing markets, experiencing an explosion of international growth as a major economic hub of the southeastern United States. In 2001, Florida's gross state product was $491.5 billion. Florida is a state characterized by rapid population growth and substantial capital needs which are being funded through frequent debt issuance and pay-as-you-go financing. Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida's tourism grew during the greater part of the 1990's and the year 2000 by 5 to 8% annually. Although the events of September 11, 2001 led to a decline in Florida's tourism for 2001, Florida's tourism staged a recovery in 2002 drawing an estimated 73.9 million visitors, surpassing the record number of visitors visiting Florida in 2000. In 2003, Florida drew an estimated 74.5 million visitors and such growth is expected to continue.

There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in fiscal year 1985-1986, construction employment, as a percentage of total non-farm employment was 6.98%. For fiscal year 2002-2003, this percentage declined to 5.96%, and the downward trend is expected to continue with the percentage continuing to decline as Florida's economy continues to diversify. The ability of the state and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the state in general and the particular region of the state in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the state as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The state economy also has historically been dependent on the tourism and construction industries and is therefore, sensitive to trends in those sectors.

                                  MASSACHUSETTS

The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 has affected the high technology and financial services industries in Massachusetts and has resulted in increased unemployment and reduced tax revenue to the Commonwealth. However, since 1994, the unemployment rate in Massachusetts has remained below the national average.

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2003 on a GAAP basis, approximately 66.5% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 26.5% of such revenues, with the remaining 7.0% provided from departmental revenues and transfers from non-budgeted funds.

The Commonwealth faced significant declines in tax revenue receipts in 2002. In 2003 and 2004, and in fiscal 2005, tax revenues are projected to continue this slow recovery. Budget shortfalls resulting from reduced tax revenue have required the Commonwealth to draw heavily upon accumulated reserve funds and to undertake reductions in spending on a broad variety of programs and services, including extending the state pension funding schedule and curtailing certain Medicaid benefits. Additional spending cuts have been proposed, including reductions of direct aid to local governments and further cutbacks in health and human services programs. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc/Reports/reportsfinancial.htm.

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 21/2, local governments have been forced to rely less on property taxes and more on other revenues, principally local aid, to support local programs and services. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. There are also several specific local aid programs, such as highway construction, school building construction, and police education incentives.

The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue
anticipation  notes  for  operating  purposes.   The  overall  capacity  of  the
Commonwealth's commercial paper program is currently $1.0 billion. The Commonwealth engaged in short-term borrowing in anticipation of revenue receipts for operating purposes periodically in 2003 and 2004, and anticipates several cash flow borrowings for operating purposes during 2005. The pattern of the Commonwealth's cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

The Commonwealth is authorized to issue three types of debt directly - general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of October 1, 2004, the amount of Commonwealth long-term debt and debt related to general obligation contract assistance liabilities was $17.527 billion, consisting of approximately $14.087 billion of general obligation debt, $1.406 billion of special obligation debt, $1.907 billion of federal grant anticipation notes and $128 million of debt related to general obligation contract assistance liabilities. Based on the United state census resident population estimate for Massachusetts for 2003, the per capita amount of such debt as of October 1, 2004 was $2,725.

The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project, a major construction project that is expected to be completed in 2005. The total cost of the Central Artery/Ted Williams Tunnel Project was estimated to be $14.625 billion in the finance plan most recently submitted by the Commonwealth to federal oversight authorities. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority.

In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth's credit. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

                                   MISSISSIPPI

All state indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short-and long-term indebtedness, self-supporting general obligation bonds, revenue bonds, highway bonds and other types of indebtedness. As of September 1, 2004, the state's total bond indebtedness was $3,069,490,000. For the fiscal year ended June 30, 2003, the state's constitutional debt limit was approximately $8,142,318,019 and is forecasted to be approximately $8,429,054,542 for the fiscal year ended June 30, 2004. The state's General Fund had a preliminary fund balance of $13,279,700 for fiscal year 2004 and the fiscal year 2005 budget projects an ending fund balance of zero.

There are no actions against the state that are reported by the Attorney General's office to be significant cases in which the state is the defendant and wherein the state's financial resources may be incurred. It should be noted that there is litigation pending against the state which could obligate the state's financial resources. The examples of such litigation include, but are not limited to, Title VII (employment discrimination) actions, contract disputes and actions seeking injunctions against various state agencies.

                                    NEW YORK

The following information is a brief summary of factors affecting the economy of New York State or New York City and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information available as of January 24, 2005, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

New York state (referred to herein as "state" or "New York") ended its 2003-2004 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.1 billion. The Governor's Executive Budget for the 2004-2005 fiscal year projected balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $964 million, and projected gaps of $2.9 billion in fiscal year 2005-2006 and $4.4 billion in fiscal year 2006-2007, assuming all the Executive Budget savings proposals were enacted.

The state legislature completed action on the budget for the 2004-2005 fiscal year on August 11, 2004. The state released its Annual Information Statement, dated September 19, 2004 (the "Annual Information Statement") which reflected the Legislative Budget Agreement for 2004-2005 and subsequent vetoes by the Governor. The state released it quarterly update to the Annual Information Statement on November 16, 2004 (the "November Update") in which the State Division of the Budget ("DOB") projects the General Fund receipts will total $43.0 billion in fiscal year 2004-2005, an increase of $359 million from the enacted budget estimate. General Fund disbursements are projected to total $43.2 billion, an increase of $215 million. The net impact of the revenue and spending revisions leaves a potential current year imbalance of $290 million which DOB plans to close through a Fiscal Management Plan (the "FMP") which DOB has prepared in cooperation with state agencies. The FMP has already generated $66 million in administrative savings. The DOB will continue to work with state agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-2005 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the State Financial Plan also assumes that resources from the conversion of Empire Blue Cross and Blue Shield from a not-for-profit corporation, which are being held in escrow as the result of litigation, will be available by the end of the current fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in fiscal year 2004-2005. In the November Update the DOB also projects gaps in the range of $6 billion in fiscal year 2005-2006 and $7 billion to $8 billion in fiscal year 2006-2007, essentially unchanged from the enacted budget. The projected gaps do not include any amounts that may be needed to provide additional funds for education purposes resulting from the litigation relating to the state's distribution of education aid.

In June 2003, the state Court of Appeals held that, with respect to education in The City of New York (the"City"), the state was not in compliance with a state constitutional mandate requiring the provision of a sound basic education to children. The court directed that by July 30, 2004, the state must have determined the actual cost of providing a sound basic education in the City and enacted appropriate reforms. The state did not implement a compliance plan by the deadline, and on August 3, 2004 the state Supreme Court issued an order appointing a three member panel to report on the measures taken by the state to bring the state's funding mechanism into constitutional compliance and to identify the areas, if any, in which such compliance is lacking. The panel's report was released on November 30, 2004. It recommends additional operational funding of $5.63 billion per year for education in the City, phased in over four years beginning with $1.41 billion in fiscal year 2006, and additional spending on capital improvements for education in the City, over five years, of $9.179 billion. The report recommends that, in the first instance, the state legislature should allocate the responsibility for providing such funds between the state and the City. The state Supreme Court has not yet acted in response to the report. The City has maintained that the state is responsible for providing all required incremental education funding but the state has proposed that the City cover a substantial portion of such funding.

The November Update noted that the Governor vetoed General Fund spending additions valued at $235 million in fiscal year 2004-2005 and that the vetoes are expected to generate savings in fiscal years 2005-2006 and 2006-2007 as well. Under the State Constitution, the Legislature may take action on the Governor's vetoes through the end of the legislative session, or enact additional appropriations, subject to gubernatorial veto, at any time during the fiscal year to which the budget relates.

The November Update and the Annual Information Statement identify a number of risks, including implementation of the FMP, costs that could materialize as a result of adverse rulings in pending litigation; federal disallowances or other federal actions that could produce adverse effects on the State's projections of receipts and disbursements; and risks relating to the national and local economies, including increases in energy prices, national security concerns and financial sector performance.

The Debt Reform Act of 2000, which applies to all new state-supported debt issued on and after April 1, 2000, imposes phased-in caps that limit new debt outstanding to 4% of personal income and new debt service costs to 5% of total government receipts. Pursuant to Section 23 of the State Finance Law, the state is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2003-2004 fiscal year, both caps are set at 1.98%. For the 2004-2005 fiscal year, both caps are set at 2.32%. On November 16, 2004, the state reported that it was in compliance with both debt caps, with new debt outstanding at 1.55% of personal income and debt service at 0.84% of total governmental receipts. The Annual Information Statement states that DOB expects that debt outstanding and debt service costs for the 2004-2005 fiscal year will also be within statutory caps.

The fiscal stability of New York state is related at least in part to the fiscal stability of its public authorities. The state has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Also, there are statutory arrangements providing for state local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional state assistance if local assistance payments are diverted. Some authorities also receive moneys from state appropriations to pay for the operating costs of certain of their programs.

For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

The City's expense and capital budgets for the 2005 fiscal year were adopted on June 25, 2004. The financial plan submitted to the New York State Financial
Control Board (the "Control Board") on June 29, 2004 (the "June Financial Plan"), which was consistent with the City's expense and capital budgets for the 2005 fiscal year, projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projected gaps of $3.7 billion, $4.5 billion, and $3.7 billion for fiscal years 2006 through 2008, respectively.

On October 21, 2004, the City submitted to the Control Board a modification to the June Financial Plan (as so modified, the "Financial Plan"). The Financial Plan projects revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projects gaps of $3.0 billion, $4.2 billion, and $3.3 billion in fiscal years 2006 through 2008, respectively. The Financial Plan includes an out-of-year gap-closing program to reduce expenditures and increase revenues by a total of $3.0 billion in fiscal years 2005 and 2006, and $1.9 billion and $1.7 billion in fiscal years 2007 and 2008, respectively.

Changes in projected revenues since the June Financial Plan include: (i) increases in projected tax revenues of $577 million, $589 million, $544 million and $524 million in fiscal years 2005 through 2008, respectively, resulting primarily from increases in real property transaction and property tax revenues, and increases in baseline projections of non-property taxes as a result of strong fiscal year 2004 collections, partially offset by decreases in personal income, business income and sales taxes as a result of lower forecast securities industry profits in calendar year 2004; (ii) increases in non-tax revenues of $33 million in fiscal year 2005, reflecting primarily increased investment earnings; and (iii) reductions in anticipated State assistance of $201 million, $196 million, $94 million, and $77 million in fiscal year 2005 through 2008. Changes in projected expenditures since the June Financial Plan, include: (i) increased energy costs of $40 million in fiscal year 2005 and $65 million in each of fiscal years 2006 through 2008; (ii) increases in education spending of $87 million in fiscal year 2005; and (iii) decreases in debt service costs of $72 million and $27 million in fiscal years 2005 and 2006, respectively, and increases in debt service costs of $39 million and $48 million in fiscal years 2007 and 2008, respectively.

The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, New York State authorized New York City Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds ("Recovery Bonds") and notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs"), of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. The Financial Plan also reflects legislation enacted by the State Legislature, pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City or its assignee $170 million annually until 2034. The City has assigned the $170 million annual payments to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York ("MAC") otherwise payable from City sales tax revenues. On September 22, 2004 the first $170 million annual payment was received by STAR Corp. which completed its financing on November 4, 2004. The proceeds of the STAR Corp. financing were used to provide MAC with an amount sufficient to defease its outstanding debt and to provide the City with $631 million, which represents the amount of MAC debt service for fiscal year 2004 and a portion of MAC debt service for fiscal year 2005. The economic impact on the City's budget of the STAR Corp. financing is to make available to the City approximately $1.0 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by eliminating future retention of City revenues by MAC for its debt service and reimbursing the City for revenues already retained in the 2004 and 2005 fiscal years.In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and the public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                                      OHIO

As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the state of Ohio (referred to herein as the "state" or "Ohio"), political subdivisions of the state, or agencies or instrumentalities of the state or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the state itself, and the state has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio

Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 3, 2005, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the state's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the state's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly state rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual state rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.1% vs. 6.0%). In October 2004, the state unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the state.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The state operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The state has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

                Biennium                        Fund Balance               Cash Balance
 ---------------------------------------------------------------------------------------------
                1992-93                         $111,013,000             $   393,634,000
 ---------------------------------------------------------------------------------------------
                1994-95                          928,019,000               1,312,234,000
 ---------------------------------------------------------------------------------------------
                1996-97                          834,933,000               1,367,750,000
 ---------------------------------------------------------------------------------------------
                1998-99                          976,778,000               1,512,528,000
 ---------------------------------------------------------------------------------------------
                2000-01                          219,414,000                 817,069,000
 ---------------------------------------------------------------------------------------------
                2002-03                           52,338,000                 396,539,000
 ---------------------------------------------------------------------------------------------

Actions have been and may be taken by the state during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any state obligations.

The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on state obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of state, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of state finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

2000-01. The state's financial situation varied substantially in the 2000-01 biennium. The first fiscal year (2000) of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the state enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The state's share of this additional funding was $247.6 million, with $125 million coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most state departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001, new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The state ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for fiscal years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major state taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

     * Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.
     * An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
     * Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including:

     * The Governor promptly ordered reduced appropriations spending by most state agencies (expressly excepted were appropriations for or relating to debt service on state obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most state agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December 2001 legislation, the more significant aspects of which included:

     * Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

     * Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.
     * Reducing appropriation spending authorizations for the legislative and judicial branches.
     * Making certain tax-related changes (including accelerating the time for certain payments).
     * Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in fiscal year 2003.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 and will be taken as necessary to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those prior actions included legislation that provides for among other things:

     * Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.
     * $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).
     * Increased cigarette tax by 31c per pack (to a total 55c a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.
     * Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.
     * Extension of the state income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing state law tie-ins to the federal tax base. The combination produced approximately $283,000,000 in fiscal year 2003.
     *    Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of state income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of fiscal year 2002 GRF tax receipts were below those receipts in the prior fiscal year. Overall, GRF tax receipts in fiscal year 2002 were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year ending BSF balance was $427,904,000, with all but $65,255,000 of that balance already committed and appropriated to GRF use if needed in fiscal year 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all state office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF revenue shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121,600,000 of GRF savings through the end of the fiscal year (expressly excepted were appropriations for or relating to debt service on state obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for fiscal year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

     * A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
     * Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).
     * A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.
     * An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.
     * A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, 2003, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65,255,000), would result in positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included are reductions (generally at an annualized rate of 2.5%) of $90.6 million in state foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions are appropriations for or relating to debt service on state obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the Conference Committee on June 11, 2003. Those estimates reduced fiscal year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM are addressing this additional fiscal year 2003 revenue shortfall through additional expenditure controls, and by drawing upon $193,000,000 of federal block grant aid available to the state prior to June 30 under a federal law which took effect on May 28, 2003.

The state ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the state, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above  expenditure  levels reflect among other  expenditure  controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

     * A one-cent increase in the state sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.
     * Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately
          $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
     * Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
     * Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
     * Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorizes and OBM plans to transfer into the GRF on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to state obligations, state basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions have been and will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The state ended Fiscal year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the state's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

The incurrence or assumption of debt by the state without a popular vote is, with limited exceptions, prohibited by the state Constitution. The state may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the state from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the state in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of state general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to capital facilities financing, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax-supported debt is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the state's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of state general obligation bonds and other state direct obligations payable from the GRF or net state lottery proceeds. Generally, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net state lottery proceeds during the fiscal year of issuance. Those direct obligations of the state include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of state, and previously by the Ohio Public Facilities Commission (OPFC), as described below and that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the state official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the state has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the state, subject to biennial appropriations by the General Assembly. Annual state payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on state bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as state use and benefit, in connection with which the state has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation (COPs) have been issued that represent fractionalized interests in or are payable from the state's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the state are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of state bonds and notes secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the state's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and

2021. In July 2003, the state issued $50,000,000 in bonds for innovation Ohio projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the state has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from state liquor profits. The maximum annual debt service on all state bonds payable from state liquor profits is $30,740,289 in Fiscal Year 2006.

Certain state agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes state bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the state provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the state did not comply with that requirement, even after again noting and crediting significant state steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the state petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003, the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing state funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of state general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from state subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some state laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The state's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of state funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original state basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding state appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in state aid in the biennium's two Fiscal Years.

1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

1998-99 - $11.6 billion (18.3% over the previous biennium).

2000-01 - $13.3 billion (15% over the previous biennium).

2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original state appropriations.

Those total state 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002,
$671,352,000  in Fiscal Year 2003, and  $648,106,000  in Fiscal Year 2004.  Ohio
participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at HTTP://WWW.AUDITOR.STATE.OH.US.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from state resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.

At present the state itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or a municipal charter provision to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                                  RHODE ISLAND

Over the past decade, the structure of the Rhode Island economy has changed dramatically from a manufacturing based economy to being dominated by health services and tourism, with health services being the largest industry sector in Rhode Island. In the fiscal year ("FY") 1996, total revenue for Rhode Island was 3.35% greater than total expenditures. From FY 1996 to FY 2002, annual increases in expenditures were funded in part by substantial opening surpluses due to general economic conditions. Since FY 2002, the State's economy and tax revenues have been adversely impacted by the regional and national economic slowdown. The FY 2002 and FY 2003 budgets were balanced using increases in personal and corporate income taxes and the State's gas tax and the one-time proceeds from the tobacco securitization initiative. Similarly, the FY 2004 budget was principally balanced using a one-time $102 million Federal aid grant made available as part of the Jobs and Growth Act of 2003. The General Assembly used these additional funds to finance Medicaid expenditures that would have otherwise been supported with general revenue funds, thereby freeing up the State's resources to balance the budget. To compensate for the non-recurring Federal funds received in FY 2004 and to balance the FY 2005 budget, the State has attempted to control capital expenditures, cut funding to certain State programs and increase business licensing collections through greater statutory enforcement.

The FY 2005 State budget as enacted calls for expenditures of $5.9 billion, a 1.4% increase from the FY 2004 revised budget. The FY 2005 budget is approximately 63.4% more than the FY 1996 budget (36.4% more when adjusted for inflation) and has grown at a faster rate than inflation and personal income during this period. Grants and benefit programs to individuals represent the largest and fastest growing portion of the State budget. Approximately 45 cents of every new dollar spent since FY 1996 has been used to support additional spending for these programs (managed care, child care, income support programs). The second largest component of State budget growth has been in local aid, principally education aid, with the third largest factor in budget growth being overhead costs.

Approximately 49.2% of the State's spending plan is supported with general unrestricted State revenues (taxes, fees and charges), with personal income and sales and use taxes providing 28% of total revenue. Federal funds represent about 31.2% of the State's budget, while other funds, primarily university and college funds and employment and training funds represent about 18%, and restricted funds generated by fees and charges dedicated to specific programs represent about 1.9% of resources. The enacted FY 2005 budget is based upon $2.184 billion in general revenues plus additional revenues of $140.0 million attributable to changes to existing laws and other adjustments.

Since September 1999, general obligation bonds issued by Rhode Island have qualified to receive an "Aa3" rating from Moody's. This rating was affirmed in February 2004. Since June 1998, general obligation bonds issued by Rhode Island have qualified for an "AA-" rating from Standard and Poor's Corporation. This rating was also affirmed in February 2004.

Below the level of state government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, these municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases of greater than 5 1/2% over the previous year. However, tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue certified by the State Department of Administration, or in the event of an emergency situation certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon state aid, general real and tangible personal property taxes and automobile excise taxes (currently being phased out pursuant to a State mandate) for revenue.

The FY 2005 budget increased major State aid programs to local governments from $917.2 million in FY 2004 to $1.1 billion in FY 2005. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. In FY 2005, direct education aid to local government totaled $776.6 million, a $19.9 million (or 2.6%) increase over the revised FY 2004 budget. Indirect education aid includes the State contribution to the teacher retirement fund and school construction aid ($52.6 million and $43.8 million, respectively, in FY 2005). In addition to school aid, the State provides a general revenue sharing program for local governments ($51.4 million in FY 2005), which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. The FY 2005 budget postponed a 0.3% increase in the general revenue sharing program until FY 2006. The State also provides municipal aid programs which include a payment-in-lieu-of-taxes (PILOT) program and reimbursement to local governments for their cost of carrying out certain State mandates, including the phase out of the motor vehicle excise tax. In addition to direct aid to municipalities and school districts, in FY 2004 the State established a 1.0% meals and beverage tax to be distributed to municipalities which is expected to generate at least $10 million annually statewide.

In addition to state aid, one major source of revenues for cities and towns is its real property tax base. Property values, as measured by the sales price of homes, have increased significantly over the past year. Over calendar year 2004, the sales price of existing single-family homes rose 7.3% nationally and over 11% in the Northeast. In Rhode Island the median sales price of a single family home during the first half of 2004 increased 13.6% over the same period last year. This increasing property tax base allows cities and towns more flexibility in increasing revenue to meet debt obligations.

Of concern to the State and its cities and towns is the rapid increase in health costs. The State and several cities and towns are currently in negotiations over the sharing of these rapidly increasing costs. In addition, the weak performance of the equity markets in the last year has created concern regarding the pension funds of government workers. Due to Federal tax cuts, ballooning deficits, and the diversion of funds to the Middle East situation, it will be difficult for states to find fiscal relief from the Federal government. This will, in turn, make it more difficult for cities and towns to seek help from the State. As a result, Rhode Island, as is the case with most other states, is relying more heavily on prudent fiscal management and reductions in government spending in balancing the budgets of the State and its cities and towns.

                                  WEST VIRGINIA

The West Virginia Constitution prohibits the issuance of debt, except as authorized by constitutional amendment ratified by the voters. For general obligation bonds, debt limits are established in the constitutional amendment authorizing the debt. For special obligation bonds and mortgages, debt limits are established at the individual issuer level, either by a ceiling on the amount of bonds authorized or the amount of funding for debt service.

The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Use Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the
Business Franchise Tax together provided nearly 85% of the revenue for the General Revenue Fund in the 2003-2004 fiscal year. A commission, appointed by the Governor in July 1997 has recommended certain revenue-neutral reforms. Such reforms would require a constitutional amendment and implementing legislation before taking effect.

The state maintains a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At December 31, 2004, the estimated balance in the fund was $79.30 million. The state has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The state also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over years.

The federal programs administered in West Virginia are a substantial part of the operation of state government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of state services and the budget process. In fiscal year 2003-2004, state agencies received approximately $2.75 billion from federal sources. The state budget for fiscal year 2004-2005 reflects anticipated receipts of approximately $3.43 billion from federal sources. It is anticipated that the state will end the current fiscal year with a surplus of approximately $200,000,000 and that a portion of such surplus will be applied to unfunded liabilities.

On January 17, 2005, West Virginia inaugurated its thirty-fourth Governor who promptly announced a special session of the Legislature to begin on January 24, 2005. This special session will deal with a number of issues, including the State's ongoing fiscal challenges. In announcing the special session, the Governor advised that he would ask the legislature to increase extraction taxes on coal, oil, gas and timber, pass legislation providing for non-general obligation bond issuance to help fund Worker's Compensation's unfunded liability and to privatize Workers' Compensation by 2009, pass a resolution for a constitutional amendment to allow general obligation bonds to be issued to help fund certain pension debt. The call also seeks action to reorganize state government and to reform ethics in government. Some of these issues will likely be carried over into the regular session of the Legislature which begins on February 9, 2005. During the regular legislative session, it is expected that the Legislature will address legalizing table games, pension debt and across the board pay raises for state employees.

                  PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S.
corporations  electing  "possessions  corporation"  status.  However,  in  1993,
Section  936 was  amended  to provide  for two  alternative  limitations  on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business.
Section 30A will be phased out by January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.


On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits of $250 million, $400 million and $230 million for fiscal years 2002, 2003 and 2004, respectively. Another large deficit is forecasted for fiscal year 2005 and is partly related to another political transition year. In fiscal year 2006, the Commonwealth hopes to balance the budget with cost saving measures and new excise taxes, and in fiscal year 2007, they hope to implement a new sales tax which reportedly has bipartisan support. S&P put Puerto Rico on creditwatch with a negative outlook in March, 2003. Moody's rates Puerto Rico a Baa1 with a negative outlook.


The U.S. Virgin Islands. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt and rated special tax debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB-from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam's debt to B from BB on May 6, 2003. Guam is not rated by Moody's.

                                                                      APPENDIX F

                                     RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                                                      APPENDIX G


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities


Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.


III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.


IV.  Conflicts of Interest


The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.


V.   Reports


The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX H

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features :

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F.   Environmental/Social Policy Issues

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G.   Circumstances Under Which The Advisers Will Abstain From Voting

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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[GRAPHIC IMAGE]

ANNUAL REPORT SEPTEMBER 30, 2004

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EATON VANCE MUNICIPALS TRUST

[GRAPHIC IMAGE]

CALIFORNIA

FLORIDA

MASSACHUSETTS

MISSISSIPPI

NEW YORK

OHIO

RHODE ISLAND

WEST VIRGINIA

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

     For more information about Eaton Vance's privacy policies, call:
     1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Each Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. Each Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004

TABLE OF CONTENTS

      President's Letter to Shareholders                    2

      Market Recap                                          3

      Fund Investment Updates
                             California                     4
                             Florida                        6
                             Massachusetts                  8
                             Mississippi                   10
                             New York                      12
                             Ohio                          14
                             Rhode Island                  16
                             West Virginia                 18

      Disclosure of Fund Expenses                          20

      Financial Statements                                 23

      Management and Organization                         105

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

The municipal bond market consists of a broad array of bond issues, with widely varying features and performance characteristics that may make them appropriate for a specific investment scenario. In this edition of our continuing educational series, we will feature zero coupon bonds - a variety of bond that has seen increasing use by investors over the past 20 years - and discuss why they can provide flexibility in managing a bond portfolio.

THE 1980'S BROUGHT NEW VARIATIONS TO THE BOND MARKET...

Any discussion of zero coupon bonds should start with the term "coupon." Traditionally, bonds were issued in certificate form, with interest coupons attached, which the owner would clip and present for payment. The coupon rate indicates the rate of annual interest the issuer pays to the bondholder. For example, a $1,000 bond with a 5% coupon makes two semiannual interest payments of $25 each.

Today, most bonds are issued as "book-entry bonds," registered in the owner's name on the books of the issuer, but not delivered in certificate form. That change has not only replaced the antiquated coupon-clipping system, but also encouraged the development of new types of bonds -including zero coupon bonds, introduced in 1982.

ZERO-COUPONS: NO INTEREST PAYMENTS, BUT A PREDICTABLE LUMP-SUM PAYMENT AT MATURITY...

Zero coupon bonds do not have coupons attached and do not make regular interest payments. Instead, they are issued at a discount, usually well below par, or face value. As with coupon bonds, the bondholder receives face value if the bond is held to its maturity date. Over time - from its issuance to its maturity - zero coupon bonds accrete to par, meaning that their price appreciates over time to reflect the accrual of "imputed" compound interest. An investor holding a zero coupon bond to maturity receives a lump sum payment from the issuer for face value reflecting the initial investment plus interest that has accrued. Although zero coupon bonds do not pay any interest until they mature, the accrual of "imputed" compound interest is recognized currently. Mutual funds are required to distribute substantially all of their income (including accrued income) annually. A fund may therefore be required to sell securities to obtain cash needed for income distributions.

ZERO COUPON BONDS PROVIDE PORTFOLIO MANAGERS ADDITIONAL FLEXIBILITY...

For a portfolio manager, zero coupons can play a useful strategic role. Like other bonds, zero coupon bond prices are affected by market conditions, changes in an issuer's underlying fundamentals and fluctuations in interest rates. Because they pay no coupon or periodic interest payments, they typically display more price sensitivity than other bonds in response to changes in interest rates. Therefore, zero coupon bonds can provide more appreciation potential in a declining interest rate environment. Of course, zero coupons display increased DOWNSIDE volatility in the event of an INCREASE in interest rates.

Some zero coupon bonds start out as coupon-bearing bonds, which are then deposited with a trustee and subsequently "stripped" of their coupons. New securities are then created from principal and coupon payments. This allows an investor to choose a maturity to match the time when funds will be needed. Moreover, because of their many permutations, zero coupon bonds can help balance income-oriented bonds with performance-oriented zero coupons, providing more versatility in managing a municipal portfolio.

                                                   Sincerely,

                                               /s/ Thomas J. Fetter
                                                   Thomas J. Fetter
                                                   President
                                                   November 10, 2004

FORMERLY, EACH OF THE FUNDS INVESTED ITS ASSETS IN A CORRESPONDING INVESTMENT COMPANY (REFERRED TO AS A PORTFOLIO) THAT HAD THE SAME INVESTMENT OBJECTIVE AND POLICIES AS EACH FUND. EFFECTIVE OCTOBER 1, 2004, EACH FUND BEGAN TO INVEST ITS ASSETS DIRECTLY IN SECURITIES. EACH FUND'S INVESTMENT OBJECTIVE AND OTHER INVESTMENT POLICIES REMAIN UNCHANGED. IN ADDITION, BOSTON MANAGEMENT AND RESEARCH, THE INVESTMENT ADVISER TO THE PORTFOLIOS, ACTS AS INVESTMENT ADVISER TO EACH FUND. THE INVESTMENT ADVISORY FEE PAID REMAINS UNCHANGED. THERE HAS BEEN AN INVESTMENT MANAGEMENT PERSONNEL CHANGE, AS DETAILED ON THE MANAGEMENT UPDATE PORTION OF THE REPORT.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004
MARKET RECAP

The U.S. economy continued to expand during the year ended September 30, 2004, although at a somewhat more moderate rate as the fiscal year drew to a close. One key economic factor was the surge in gasoline and energy prices, which raised fears that inflation could re-emerge. Amid those concerns, bond market performance was less robust in the second half of the year than in the first half.

IN AN UNEVEN ECONOMY, SOME SECTORS GENERATED GROWTH...

The nation's Gross Domestic Product grew by 3.7% in the third quarter of 2004, following a 2.8% rise in the second quarter. Economic activity was uneven, with some segments slowing, while others generated growth. For example, retail sales slowed in reaction to consumer concerns over inflation and ongoing geo-political events. Auto sales were impacted by higher gas prices, with buyers opting for fuel-efficient smaller vehicles over SUVs and trucks.

Interestingly, manufacturing activity grew stronger, driven by rising demand for durable goods and capital equipment. Demand for aerospace equipment, steel products, industrial machinery, and information technology products was especially strong. Non-durable goods manufacturing, tied more closely to consumer spending, weakened significantly. The construction sector followed recent patterns, with residential building on the rise, while commercial activity lagged.

DESPITE A STRONGER ECONOMY, JOB GROWTH HAS REMAINED BELOW EXPECTATIONS...

Slow job growth continued to puzzle many economists. Having made significant productivity improvements during the recent economic downturn, many businesses have yet to return to previous employment levels. As a result, job gains during the recovery have fallen short of expectations. Nonetheless, there was some momentum in some manufacturing areas, as well as in the energy, transportation and health care sectors. The nation's unemployment rate fell to 5.4% in September 2004, down from 6.1% a year earlier.

[CHART]

Municipal bond yields were 98% of Treasury yields

30-Year AAA-rated General Obligation (GO) Bonds*        4.81%

Taxable equivalent yield in 35.0% tax bracket           7.40%

30-Year Treasury Bond                                   4.91%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund's yield. Statistics as of September 30, 2004.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

THE FEDERAL RESERVE REMAINED VIGILANT IN LIGHT OF RISING INFLATION...

Inflation re-emerged as a concern to investors and to the Federal Reserve. Oil prices soared amid supply concerns, which were exacerbated by the continuing turmoil in the Middle East, hurricanes in the Gulf of Mexico and surging demand from China. Oil reached $55 a barrel in October 2004, resulting in sharply higher prices for gasoline, natural gas, heating oil and assorted petrochemicals. Against that backdrop, the Federal Reserve emphasized that it would wage a vigorous fight against inflation. After maintaining a stable interest rate policy for more than a year - the Fed raised its benchmark Federal Funds rate by 25 basis points in June, August and September 2004.

Following a strong rally in the first half of the year, the municipal bond market lost some momentum in the second half, as inflation exerted upward pressure on interest rates. For the year ended September 30, 2004, the Lehman Brothers Municipal Bond Index had a total return of 4.60%.*

  * It is not possible to invest directly in an Index. The index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities in the index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE CALIFORNIA MUNICIPALS FUND as of September 30, 2004

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- While the California economy managed to halt its job losses in 2004, the state continued to lag the nation in new job creation. While the state's information technology area was slow to recover, business services, energy and construction sectors were strong. The state's September 2004 jobless rate was 5.9%, down from 6.7% a year ago.

- Escrowed/prerefunded bonds were the Portfolio's largest sector weighting at September 30, 2004. These bonds are either pre-refunded to their approaching call dates or escrowed to maturity. Because they are backed by Treasury bonds, escrowed bonds are considered to be of the highest quality, and generally provide an excellent source of income.

- Lease revenue/certificates of participation bonds (COPs) were among the Portfolio's largest sector weightings at September 30, 2004. COPs are an alternative financing tool employed to finance many projects, including recreational facilities, university facilities, and parking facilities.

- Special tax revenue bonds also constituted significant investments. These bonds are secured by the levy of special assessments - as opposed to property taxes - by local governments. The levies help defray costs on improvements or infrastructures that benefit local property owners.

- Management continued to closely monitor the Fund's call protection. While the pace of refundings has declined in 2004, management believes that call protection remains an important strategic consideration for municipal bond investors.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 4.42% and 4.14%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.86 on September 30, 2004, from $10.92 on September 30, 2003, and the reinvestment of $0.530 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $10.06 from $10.11 during the period, and the reinvestment of $0.458 per share in tax-free income.(2) The Fund's Class C shares had a total return of 0.86% from inception on August 31, 2004, to fiscal year end, the result of an increase in NAV per share to $10.06 on September 30, 2004, from the initial $10.00 and the reinvestment of $0.026 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $10.86 per share for Class A, $10.06 per share for Class B, and $10.06 for Class C, the Fund's distribution rates were 4.88%, 4.12%, and 4.12%, respectively.(3) The distribution rates of Class A, Class B, and Class C are equivalent to taxable rates of 8.28%, 6.99%, and 6.99%, respectively.(4)

- The SEC 30-day yields for Class A, Class B, and Class C shares at September 30, 2004, were 4.33%, 3.79%, and 3.80%, respectively.(5) The SEC 30-day yields of Class A, Class B, and Class C are equivalent to taxable yields of 7.35%, 6.43%, and 6.45%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR
    CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 41.05% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE CALIFORNIA MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                                                  CLASS A      CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                         4.42%        4.14%        N.A.
Five Years                                                                       6.26         6.01         N.A.
Ten Years                                                                        6.49         5.84         N.A.
Life of Fund+                                                                    6.32         5.98         0.86

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                        -0.50%       -0.84%        N.A.
Five Years                                                                       5.24         5.69         N.A.
Ten Years                                                                        5.98         5.84         N.A.
Life of Fund+                                                                    5.82         5.98        -0.14

+    Inception date: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B AND CLASS C SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

[CHART]

RATING DISTRIBUTION**

AAA           54.0%
AA            12.5%
A             12.9%
BBB            1.8%
BB             1.2%
Non-Rated     17.6%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE CALIFORNIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

   September 30, 1994 - September 30, 2004

                 EATON VANCE CALIFORNIA MUNICIPALS FUND- CLASS B
                                   12/19/1985

                  EATON VANCE        LEHMAN BROTHERS
            CALIFORNIA MUNICIPALS     MUNICIPAL BOND
                 FUND, CLASS B             INDEX
----------------------------------------------------
 9/30/1994                  10000              10000
10/31/1994                9770.79            9822.44
11/30/1994                9515.21             9644.6
12/31/1994                9686.03            9856.91
 1/31/1995                10032.7           10138.74
 2/28/1995                10366.7           10433.61
 3/31/1995                10486.5           10553.53
 4/30/1995                10467.5           10565.98
 5/31/1995                10814.2           10903.14
 6/30/1995                  10600           10807.84
 7/31/1995                10659.1           10910.09
 8/31/1995                10738.2           11048.55
 9/30/1995                10829.5           11118.35
10/31/1995                11059.7           11279.98
11/30/1995                  11313           11467.39
12/31/1995                11474.3           11577.45
 1/31/1996                11509.5           11664.93
 2/29/1996                11403.1           11586.14
 3/31/1996                11200.8           11438.13
 4/30/1996                11141.7           11405.69
 5/31/1996                11139.8           11401.34
 6/30/1996                11237.7           11525.61
 7/31/1996                11364.4           11629.88
 8/31/1996                11362.9           11627.27
 9/30/1996                11532.3           11789.77
10/31/1996                11625.4           11923.01
11/30/1996                11855.7           12141.41
12/31/1996                  11782           12090.14
 1/31/1997                  11829           12113.02
 2/28/1997                11967.8           12224.25
 3/31/1997                11786.9           12061.17
 4/30/1997                11906.2           12162.26
 5/31/1997                12077.1           12345.32
 6/30/1997                12238.9           12476.83
 7/31/1997                12635.6           12822.38
 8/31/1997                12470.4           12702.18
 9/30/1997                12683.2            12852.8
10/31/1997                12743.1           12935.64
11/30/1997                12833.3           13011.82
12/31/1997                13056.2           13201.54
 1/31/1998                13181.6           13337.68
 2/28/1998                13182.1           13341.73
 3/31/1998                13186.4           13353.61
 4/30/1998                13052.5           13293.36
 5/31/1998                13282.9           13503.65
 6/30/1998                13306.3           13556.95
 7/31/1998                13315.5           13590.84
 8/31/1998                13606.4           13800.83
 9/30/1998                13799.3           13972.89
10/31/1998                13699.6            13972.6
11/30/1998                13749.3           14021.55
12/31/1998                  13754           14056.89
 1/31/1999                13896.2           14224.02
 2/28/1999                13811.6           14162.03
 3/31/1999                  13840           14181.44
 4/30/1999                  13861           14216.78
 5/31/1999                  13753           14134.52
 6/30/1999                13449.7           13931.18
 7/31/1999                13449.1           13981.87
 8/31/1999                13233.9           13869.77
 9/30/1999                13178.9           13875.56
10/31/1999                12846.7           13725.23
11/30/1999                12959.5           13871.22
12/31/1999                12819.7           13767.81
 1/31/2000                12673.1           13707.86
 2/29/2000                12909.6           13867.16
 3/31/2000                13206.1           14170.14
 4/30/2000                13040.6           14086.43
 5/31/2000                12936.9           14013.15
 6/30/2000                13411.7           14384.49
 7/31/2000                13674.1           14584.64
 8/31/2000                14004.4           14809.41
 9/30/2000                13844.9           14732.36
10/31/2000                14079.8           14893.12
11/30/2000                  14167           15005.79
12/31/2000                14666.6           15376.55
 1/31/2001                14683.5           15528.91
 2/28/2001                14712.2           15578.15
 3/31/2001                14826.5           15717.76
 4/30/2001                  14423           15547.45
 5/31/2001                14642.7           15714.87
 6/30/2001                14745.8           15820.01
 7/31/2001                15016.6           16054.34
 8/31/2001                15484.3           16318.79
 9/30/2001                15380.5           16264.05
10/31/2001                15539.2           16449.14
11/30/2001                15351.8           16319.08
12/31/2001                  15121            16164.7
 1/31/2002                15331.3           16445.08
 2/28/2002                  15578            16643.2
 3/31/2002                15101.8           16317.05
 4/30/2002                15381.7           16635.96
 5/31/2002                15519.6           16737.05
 6/30/2002                15647.5           16914.03
 7/31/2002                15845.3           17131.56
 8/31/2002                16129.3            17337.5
 9/30/2002                16656.1           17717.24
10/31/2002                16120.7           17423.53
11/30/2002                16037.9           17351.12
12/31/2002                16439.8           17717.24
 1/31/2003                16257.4           17672.34
 2/28/2003                16570.7           17919.42
 3/31/2003                16625.4           17930.14
 4/30/2003                16783.5            18048.6
 5/31/2003                  17191           18471.21
 6/30/2003                17025.9           18392.71
 7/31/2003                  16323            17749.1
 8/31/2003                16474.3           17881.47
 9/30/2003                16944.2           18407.19
10/31/2003                  16928           18314.51
11/30/2003                17153.4           18505.39
12/31/2003                17284.9           18658.61
 1/31/2004                17321.3            18765.5
 2/29/2004                17669.9           19047.91
 3/31/2004                17405.9           18981.58
 4/30/2004                17063.7           18532.04
 5/31/2004                16988.9           18464.84
 6/30/2004                17063.3           18532.04
 7/31/2004                17243.5           18775.92
 8/31/2004                17533.3           19152.18
 9/30/2004                17645.1           19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $18,761 ON SEPTEMBER 30, 2004; $17,871, INCLUDING THE 4.75% SALES CHARGE. AN INVESTMENT IN CLASS C SHARES ON 8/31/04 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $10,081 ON SEPTEMBER 30, 2004; $9,980, INCLUDING THE 1% CDSC. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:               78
   - Average Maturity:               18.3 years
   - Average Rating:                 AA-
   - Average Call:                   10.0 years
   - Average Dollar Price:           $95.31

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE FLORIDA MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- Florida's economic recovery remains among the strongest in the nation. Residential building has fueled a robust construction sector, while tourism - despite the disruptions caused by a very active hurricane season - has continued to recover. The state's jobless rate was 4.5% in September 2004, down from 5.1% a year ago.

- Insured* water and sewer bonds, which are backed by water system bill payments, were the largest investments for the Portfolio at September 30, 2004. With the continuing growth in Florida's population, water and sewer improvements and expansions represent a significant portion of Florida's debt offerings.

- Insured* transportation bonds were also among the Portfolio's largest sector weightings during the period. The Portfolio's investments included bonds for the Florida Turnpike Authority, as well as selected issues for Puerto Rico's Highway and Transportation Authority.

- Insured* special tax revenue bonds represented a significant investment in the Florida Portfolio. These bonds are secured by the levy of special assessments - as opposed to property taxes - by local governments. The levies help defray costs on improvements or infrastructures that benefit local property owners.

- Management continued to closely monitor the Portfolio's call protection. While the pace of refundings has declined in 2004, management believes that call protection remains an important strategic consideration for municipal bond investors.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 4.18% and 3.34%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.58 on September 30, 2004, from $10.68 on September 30, 2003, and the reinvestment of $0.538 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $10.84 from $10.95 during the period, and the reinvestment of $0.469 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $10.58 per share for Class A and $10.84 per share for Class B, the Fund's distribution rates were 5.00% and 4.23%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.69% and 6.51%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at September 30, 2004, were 4.38% and 3.85%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.74% and 5.92%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE INTANGIBLES TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 35.00% FEDERAL INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE FLORIDA MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                                                  CLASS A    CLASS B
--------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                          4.18%      3.34%
Five Years                                                                        6.38       5.58
Ten Years                                                                         6.13       5.29
Life of Fund+                                                                     6.14       5.93

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                         -0.74%     -1.61%
Five Years                                                                        5.34       5.25
Ten Years                                                                         5.61       5.29
Life of Fund+                                                                     5.65       5.93

+    Inception date: Class A: 4/5/94; Class B: 8/28/90

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

RATING DISTRIBUTION**

AAA                        68.3%
AA                          5.0%
A                           5.5%
BBB                         4.5%
Non-Rated                  16.7%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE FLORIDA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

   September 30, 1994 - September 30, 2004

                  EATON VANCE FLORIDA MUNICIPALS FUND- CLASS B
                                    8/28/1990

                 EATON VANCE      LEHMAN BROTHERS
             FLORIDA MUNICIPALS    MUNICIPAL BOND
                 FUND, CLASS B         INDEX
-------------------------------------------------
 9/30/1994                10000             10000
10/31/1994              9728.03           9822.44
11/30/1994              9490.82            9644.6
12/31/1994              9799.15           9856.91
 1/31/1995              10141.6          10138.74
 2/28/1995              10522.2          10433.61
 3/31/1995              10602.3          10553.53
 4/30/1995                10609          10565.98
 5/31/1995              10890.8          10903.14
 6/30/1995              10693.1          10807.84
 7/31/1995              10759.4          10910.09
 8/31/1995              10853.6          11048.55
 9/30/1995                10990          11118.35
10/31/1995              11188.6          11279.98
11/30/1995              11448.9          11467.39
12/31/1995              11606.8          11577.45
 1/31/1996              11652.6          11664.93
 2/29/1996              11488.8          11586.14
 3/31/1996                11302          11438.13
 4/30/1996              11263.9          11405.69
 5/31/1996              11223.7          11401.34
 6/30/1996              11335.9          11525.61
 7/31/1996              11473.1          11629.88
 8/31/1996              11411.4          11627.27
 9/30/1996              11587.1          11789.77
10/31/1996              11662.6          11923.01
11/30/1996              11849.4          12141.41
12/31/1996              11787.6          12090.14
 1/31/1997              11789.4          12113.02
 2/28/1997              11873.2          12224.25
 3/31/1997              11683.5          12061.17
 4/30/1997              11738.9          12162.26
 5/31/1997              11850.8          12345.32
 6/30/1997              12010.5          12476.83
 7/31/1997              12356.2          12822.38
 8/31/1997              12156.3          12702.18
 9/30/1997              12269.9           12852.8
10/31/1997              12394.1          12935.64
11/30/1997              12477.8          13011.82
12/31/1997              12690.3          13201.54
 1/31/1998                12862          13337.68
 2/28/1998              12866.1          13341.73
 3/31/1998              12883.3          13353.61
 4/30/1998              12777.3          13293.36
 5/31/1998              13017.9          13503.65
 6/30/1998              13063.4          13556.95
 7/31/1998                13073          13590.84
 8/31/1998              13274.1          13800.83
 9/30/1998              13411.4          13972.89
10/31/1998              13349.4           13972.6
11/30/1998              13396.6          14021.55
12/31/1998                13380          14056.89
 1/31/1999              13509.1          14224.02
 2/28/1999              13449.3          14162.03
 3/31/1999              13405.8          14181.44
 4/30/1999              13439.9          14216.78
 5/31/1999              13355.6          14134.52
 6/30/1999              13145.8          13931.18
 7/31/1999              13093.7          13981.87
 8/31/1999              12850.9          13869.77
 9/30/1999              12762.2          13875.56
10/31/1999              12550.8          13725.23
11/30/1999              12659.8          13871.22
12/31/1999              12526.1          13767.81
 1/31/2000              12379.5          13707.86
 2/29/2000              12588.1          13867.16
 3/31/2000              12900.3          14170.14
 4/30/2000              12800.9          14086.43
 5/31/2000              12656.5          14013.15
 6/30/2000              13014.5          14384.49
 7/31/2000              13221.8          14584.64
 8/31/2000              13437.9          14809.41
 9/30/2000              13321.5          14732.36
10/31/2000              13490.9          14893.12
11/30/2000                13594          15005.79
12/31/2000              13998.1          15376.55
 1/31/2001                14039          15528.91
 2/28/2001              14090.4          15578.15
 3/31/2001              14244.4          15717.76
 4/30/2001              14085.8          15547.45
 5/31/2001              14267.7          15714.87
 6/30/2001              14386.6          15820.01
 7/31/2001              14640.7          16054.34
 8/31/2001              14880.4          16318.79
 9/30/2001              14776.9          16264.05
10/31/2001                14920          16449.14
11/30/2001              14784.4          16319.08
12/31/2001              14637.6           16164.7
 1/31/2002              14853.8          16445.08
 2/28/2002              15047.7           16643.2
 3/31/2002              14725.6          16317.05
 4/30/2002              14962.3          16635.96
 5/31/2002              15045.5          16737.05
 6/30/2002              15189.8          16914.03
 7/31/2002              15367.4          17131.56
 8/31/2002              15551.3           17337.5
 9/30/2002              15893.3          17717.24
10/31/2002              15521.8          17423.53
11/30/2002                15423          17351.12
12/31/2002              15781.5          17717.24
 1/31/2003              15694.8          17672.34
 2/28/2003              15917.7          17919.42
 3/31/2003              15925.5          17930.14
 4/30/2003                16097           18048.6
 5/31/2003              16372.2          18471.21
 6/30/2003              16257.5          18392.71
 7/31/2003              15726.3           17749.1
 8/31/2003              15845.1          17881.47
 9/30/2003              16200.4          18407.19
10/31/2003                16215          18314.51
11/30/2003              16472.2          18505.39
12/31/2003              16586.5          18658.61
 1/31/2004              16586.5           18765.5
 2/29/2004              16876.1          19047.91
 3/31/2004              16721.6          18981.58
 4/30/2004              16353.7          18532.04
 5/31/2004              16278.6          18464.84
 6/30/2004              16288.5          18532.04
 7/31/2004              16468.3          18775.92
 8/31/2004              16683.3          19152.18
 9/30/2004              16741.2          19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $18,121 ON SEPTEMBER 30, 2004; $17,260, INCLUDING THE 4.75% SALES CHARGE. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:              91
   - Average Maturity:              22.0 years
   - Average Rating:                AA
   - Average Call:                  8.1 years
   - Average Dollar Price:          $100.37

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF
   THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE MASSACHUSETTS MUNICIPALS FUND as of September 30, 2004 INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- The Massachusetts economy continued to improve in 2004, although job growth has trailed the national economy's. Construction activity remained brisk, especially in the torrid residential segment. The state's key financial sector reflected the uneven recovery of the financial markets. The state's September 2004 jobless rate was 4.6%, down from 5.9% a year ago and below the national rate.

- In a highly competitive hospital sector, the Portfolio remained very selective. Management emphasized bonds of institutions they believe have a competitive advantage, due to marketable health care or research services and underlying financial strength, such as Partners Healthcare System and Biomedical Research Corp.

- Education and insured* education bonds played a significant role in the Portfolio. Investments included issues for the Massachusetts College Building Authority to fund projects that expand student housing and services at a number of state colleges.

- Water and sewer bonds represented a major investment. Issuance of bonds to finance water purification and water pollution abatement projects has provided the Portfolio with compelling investment opportunities.

- The Portfolio made structural changes to adjust to shifting market conditions. Management maintained a varied coupon mix, balancing higher-income issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A, Class B, and Class I shares had total returns of 4.92%, 4.07% and 5.04%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.66 on September 30, 2004, from $9.68 on September 30, 2003, and the reinvestment of $0.484 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $10.76 from $10.79 during the period, and the reinvestment of $0.460 per share in tax-free income.(2) For Class I, this return resulted from a decrease in NAV per share to $9.97 from $10.00 during the period, and the reinvestment of $0.520 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $9.66 per share for Class A, $10.76 for Class B, and $9.97 per share for Class I, the Fund's distribution rates were 5.01%, 4.28%, and 5.22%, respectively.(3) The distribution rates of Class A, B, and I are equivalent to taxable rates of 8.14%, 6.95%, and 8.48%, respectively.(4)

- The SEC 30-day yields for Class A, Class B, and Class I shares at September 30, 2004, were 4.21%, 3.67%, and 4.62%, respectively.(5) The SEC 30-day yields of Class A, Class B, and Class I are equivalent to taxable yields of 6.84%, 5.96%, and 7.51%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 38.45% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE MASSACHUSETTS MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(6)                                              CLASS A    CLASS B     CLASS I
------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                       4.92%      4.07%       5.04%
Five Years                                                     6.53       5.74        6.74
Ten Years                                                      6.18       5.42        6.38
Life of Fund+                                                  5.10       5.69        5.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                      -0.03%     -0.91%       5.04%
Five Years                                                     5.51       5.41        6.74
Ten Years                                                      5.67       5.42        6.38
Life of Fund+                                                  4.63       5.69        5.54

+    Inception date: Class A: 12/7/93; Class B: 4/18/91; Class I: 6/17/93

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. CLASS I SHARES ARE NOT SUBJECT TO A SALES CHARGE.

[CHART]

RATING DISTRIBUTION**

AAA                        53.8%
AA                         22.4%
A                          13.3%
BBB                         5.6%
Non-Rated                   4.9%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MASSACHUSETTS MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

    September 30, 1994 - September 30, 2004

                EATON VANCE MASSACHUSETTS MUNICIPAL FUND- CLASS B
                                    4/18/1991

                      EATON VANCE           LEHMAN BROTHERS
               MASSACHUSETTS MUNICIPALS      MUNICIPAL BOND
                     FUND, CLASS B               INDEX
-----------------------------------------------------------
 9/30/1994                        10000               10000
10/31/1994                      9740.11             9822.44
11/30/1994                      9435.21              9644.6
12/31/1994                      9721.32             9856.91
 1/31/1995                      10083.2            10138.74
 2/28/1995                      10402.7            10433.61
 3/31/1995                      10494.8            10553.53
 4/30/1995                      10480.6            10565.98
 5/31/1995                      10759.9            10903.14
 6/30/1995                      10566.4            10807.84
 7/31/1995                      10623.8            10910.09
 8/31/1995                      10762.3            11048.55
 9/30/1995                      10838.1            11118.35
10/31/1995                      11030.6            11279.98
11/30/1995                      11254.9            11467.39
12/31/1995                      11405.5            11577.45
 1/31/1996                      11429.9            11664.93
 2/29/1996                      11292.2            11586.14
 3/31/1996                      11130.8            11438.13
 4/30/1996                      11100.9            11405.69
 5/31/1996                      11112.6            11401.34
 6/30/1996                      11215.8            11525.61
 7/31/1996                      11300.9            11629.88
 8/31/1996                        11280            11627.27
 9/30/1996                      11437.6            11789.77
10/31/1996                      11502.9            11923.01
11/30/1996                        11705            12141.41
12/31/1996                      11639.9            12090.14
 1/31/1997                      11662.8            12113.02
 2/28/1997                      11758.7            12224.25
 3/31/1997                      11607.3            12061.17
 4/30/1997                        11708            12162.26
 5/31/1997                      11867.2            12345.32
 6/30/1997                      12006.9            12476.83
 7/31/1997                      12361.3            12822.38
 8/31/1997                        12236            12702.18
 9/30/1997                      12399.4             12852.8
10/31/1997                      12480.9            12935.64
11/30/1997                      12555.4            13011.82
12/31/1997                      12762.7            13201.54
 1/31/1998                        12881            13337.68
 2/28/1998                      12920.6            13341.73
 3/31/1998                      12915.6            13353.61
 4/30/1998                      12808.3            13293.36
 5/31/1998                      13010.8            13503.65
 6/30/1998                      13047.8            13556.95
 7/31/1998                      13059.6            13590.84
 8/31/1998                      13269.3            13800.83
 9/30/1998                      13425.1            13972.89
10/31/1998                      13374.7             13972.6
11/30/1998                        13425            14021.55
12/31/1998                      13433.7            14056.89
 1/31/1999                      13568.8            14224.02
 2/28/1999                      13459.1            14162.03
 3/31/1999                      13452.1            14181.44
 4/30/1999                      13476.1            14216.78
 5/31/1999                      13364.9            14134.52
 6/30/1999                      13160.8            13931.18
 7/31/1999                      13145.1            13981.87
 8/31/1999                      12906.9            13869.77
 9/30/1999                      12828.3            13875.56
10/31/1999                      12610.1            13725.23
11/30/1999                      12684.7            13871.22
12/31/1999                      12515.5            13767.81
 1/31/2000                      12377.7            13707.86
 2/29/2000                      12564.8            13867.16
 3/31/2000                      12896.7            14170.14
 4/30/2000                      12781.3            14086.43
 5/31/2000                      12645.3            14013.15
 6/30/2000                      12996.9            14384.49
 7/31/2000                      13220.4            14584.64
 8/31/2000                      13452.9            14809.41
 9/30/2000                      13332.2            14732.36
10/31/2000                        13517            14893.12
11/30/2000                      13607.5            15005.79
12/31/2000                      14072.7            15376.55
 1/31/2001                      14126.3            15528.91
 2/28/2001                      14163.7            15578.15
 3/31/2001                      14319.5            15717.76
 4/30/2001                      14034.7            15547.45
 5/31/2001                      14261.6            15714.87
 6/30/2001                      14383.2            15820.01
 7/31/2001                      14643.1            16054.34
 8/31/2001                      14888.2            16318.79
 9/30/2001                      14780.9            16264.05
10/31/2001                      14910.8            16449.14
11/30/2001                      14769.2            16319.08
12/31/2001                      14601.9             16164.7
 1/31/2002                      14778.2            16445.08
 2/28/2002                      15001.6             16643.2
 3/31/2002                      14669.5            16317.05
 4/30/2002                      14922.7            16635.96
 5/31/2002                      15019.6            16737.05
 6/30/2002                      15164.5            16914.03
 7/31/2002                      15358.1            17131.56
 8/31/2002                      15500.4             17337.5
 9/30/2002                      15905.1            17717.24
10/31/2002                      15552.1            17423.53
11/30/2002                      15492.4            17351.12
12/31/2002                      15826.7            17717.24
 1/31/2003                      15735.7            17672.34
 2/28/2003                        15990            17919.42
 3/31/2003                      16010.4            17930.14
 4/30/2003                      16168.4             18048.6
 5/31/2003                      16461.8            18471.21
 6/30/2003                      16312.4            18392.71
 7/31/2003                      15782.8             17749.1
 8/31/2003                      15916.4            17881.47
 9/30/2003                      16291.4            18407.19
10/31/2003                      16303.8            18314.51
11/30/2003                      16503.2            18505.39
12/31/2003                        16618            18658.61
 1/31/2004                      16646.4             18765.5
 2/29/2004                      16970.3            19047.91
 3/31/2004                      16825.5            18981.58
 4/30/2004                      16418.2            18532.04
 5/31/2004                      16341.8            18464.84
 6/30/2004                      16367.6            18532.04
 7/31/2004                      16566.8            18775.92
 8/31/2004                      16864.6            19152.18
 9/30/2004                      16955.2            19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $18,223 ON SEPTEMBER 30, 2004; $17,355, INCLUDING THE 4.75% SALES CHARGE. AN INVESTMENT IN CLASS I SHARES ON 9/30/94 WOULD HAVE BEEN VALUED AT $18,563 ON SEPTEMBER 30, 2004. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:              65
   - Average Maturity:              20.3 years
   - Average Rating:                AA
   - Average Call:                  10.7 years
   - Average Dollar Price:          $100.04

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF THE
   PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE MISSISSIPPI MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF CRAIG R. BRANDON]
Craig R. Brandon
Portfolio Manager

MANAGEMENT DISCUSSION

- In the second quarter of 2004, the employment picture in Mississippi improved for the second consecutive quarter, ending the streak of down quarters that began in 2000. Gains were posted in business services, education and health, and government, but the most encouraging development was in manufacturing, which gained more than 1,400 jobs in second quarter 2004.

- Escrowed/prerefunded bonds combined were among the Portfolio's largest commitments. Prerefunded bonds are pre-refunded to their approaching call dates and escrowed bonds are escrowed to maturity. Both types of bonds tend to have attractive coupons and income. Because they are backed by Treasury bonds, escrowed/prerefunded bonds are considered to be of the highest quality.

- In a highly competitive hospital sector, the Portfolio remained very selective. Management emphasized insured* bonds of institutions it believes have a competitive advantage due to health care offerings and underlying financial strength.

- Insured* education bonds were a significant focus of the Portfolio, including issues of the Jackson State University Educational Building Corp. and Southern Mississippi University Educational Building Corp., all of which provide financing and construction services to public universities.

- The Portfolio was well served by its broad diversification. In addition to diversifying according to issuer, sector and insurer, management had a mixed coupon allocation, balancing income-oriented higher-coupons with performance-minded lower coupons.

- Effective September 13, 2004, Craig Brandon assumed management responsibilities for the Portfolio. A vice president of Eaton Vance Management and Boston Research and Management, Mr. Brandon joined Eaton Vance in 1998, and has since worked as a municipal bond credit analyst. Prior to joining Eaton Vance, he was a state budget and capital finance analyst for the New York State Assembly.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 3.54% and 2.79%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.72 on September 30, 2004, from $9.84 on September 30, 2003, and the reinvestment of $0.459 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $9.94 from $10.06 during the period, and the reinvestment of $0.395 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $9.72 per share for Class A and $9.94 per share for Class B, the Fund's distribution rates were 4.69% and 3.94%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.60% and 6.38%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at September 30, 2004, were 3.52% and 3.06%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.70% and 4.96%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

* Private insurance does not decrease the risk of loss of principal associated with this investment.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE AND LOCAL INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 38.25% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE MISSISSIPPI MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                        CLASS A    CLASS B
------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                 3.54%      2.79%
Five Years                                               5.82       5.02
Ten Years                                                5.97       5.31
Life of Fund+                                            4.79       4.44

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                -1.38%     -2.15%
Five Years                                               4.78       4.69
Ten Years                                                5.46       5.31
Life of Fund+                                            4.32       4.44

+    Inception date: Class A: 12/7/93; Class B: 6/11/93

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

RATING DISTRIBUTION**

AAA                        72.5%
AA                          6.9%
A                           9.1%
BBB                         9.1%
Non-Rated                   2.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MISSISSIPPI MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

    September 30, 1994 - September 30, 2004

                 EATON VANCE MISSISSIPPI MUNICIPAL FUND- CLASS B
                                    6/11/1993

                     EATON VANCE          LEHMAN BROTHERS
               MISSISSIPPI MUNICIPALS     MUNICIPAL BOND
                    FUND, CLASS B              INDEX
--------------------------------------------------------
 9/30/1994                      10000              10000
10/31/1994                    9751.87            9822.44
11/30/1994                    9499.43             9644.6
12/31/1994                     9729.1            9856.91
 1/31/1995                    10096.6           10138.74
 2/28/1995                    10485.1           10433.61
 3/31/1995                    10568.9           10553.53
 4/30/1995                    10546.5           10565.98
 5/31/1995                    10857.6           10903.14
 6/30/1995                    10684.8           10807.84
 7/31/1995                    10752.2           10910.09
 8/31/1995                    10874.3           11048.55
 9/30/1995                    10940.5           11118.35
10/31/1995                    11145.8           11279.98
11/30/1995                    11397.3           11467.39
12/31/1995                    11533.5           11577.45
 1/31/1996                    11589.8           11664.93
 2/29/1996                    11445.7           11586.14
 3/31/1996                    11240.7           11438.13
 4/30/1996                    11202.6           11405.69
 5/31/1996                      11222           11401.34
 6/30/1996                    11340.8           11525.61
 7/31/1996                    11440.9           11629.88
 8/31/1996                    11436.6           11627.27
 9/30/1996                      11615           11789.77
10/31/1996                    11705.2           11923.01
11/30/1996                      11896           12141.41
12/31/1996                    11843.8           12090.14
 1/31/1997                    11924.6           12113.02
 2/28/1997                    12047.8           12224.25
 3/31/1997                    11890.1           12061.17
 4/30/1997                    11970.2           12162.26
 5/31/1997                    12138.8           12345.32
 6/30/1997                    12273.3           12476.83
 7/31/1997                    12604.6           12822.38
 8/31/1997                    12500.5           12702.18
 9/30/1997                    12596.5            12852.8
10/31/1997                    12653.6           12935.64
11/30/1997                    12715.2           13011.82
12/31/1997                    12922.5           13201.54
 1/31/1998                    13044.9           13337.68
 2/28/1998                    13042.7           13341.73
 3/31/1998                    13057.5           13353.61
 4/30/1998                    12973.3           13293.36
 5/31/1998                    13174.2           13503.65
 6/30/1998                      13182           13556.95
 7/31/1998                    13201.6           13590.84
 8/31/1998                    13396.3           13800.83
 9/30/1998                    13572.6           13972.89
10/31/1998                    13513.1            13972.6
11/30/1998                    13549.4           14021.55
12/31/1998                    13580.9           14056.89
 1/31/1999                    13722.5           14224.02
 2/28/1999                    13637.7           14162.03
 3/31/1999                    13597.9           14181.44
 4/30/1999                    13644.7           14216.78
 5/31/1999                    13571.9           14134.52
 6/30/1999                    13331.5           13931.18
 7/31/1999                      13350           13981.87
 8/31/1999                    13181.1           13869.77
 9/30/1999                    13131.4           13875.56
10/31/1999                    12957.9           13725.23
11/30/1999                    13033.2           13871.22
12/31/1999                    12899.7           13767.81
 1/31/2000                    12799.8           13707.86
 2/29/2000                    12969.4           13867.16
 3/31/2000                    13225.2           14170.14
 4/30/2000                    13150.4           14086.43
 5/31/2000                      13040           14013.15
 6/30/2000                      13344           14384.49
 7/31/2000                    13537.1           14584.64
 8/31/2000                      13769           14809.41
 9/30/2000                    13675.5           14732.36
10/31/2000                    13826.2           14893.12
11/30/2000                    13874.9           15005.79
12/31/2000                    14169.5           15376.55
 1/31/2001                    14250.4           15528.91
 2/28/2001                    14314.1           15578.15
 3/31/2001                    14447.8           15717.76
 4/30/2001                    14295.2           15547.45
 5/31/2001                    14416.8           15714.87
 6/30/2001                    14527.3           15820.01
 7/31/2001                    14727.5           16054.34
 8/31/2001                    14986.1           16318.79
 9/30/2001                    14923.2           16264.05
10/31/2001                      15043           16449.14
11/30/2001                    14929.1           16319.08
12/31/2001                    14802.3            16164.7
 1/31/2002                    14971.7           16445.08
 2/28/2002                    15145.6            16643.2
 3/31/2002                    14888.4           16317.05
 4/30/2002                    15109.1           16635.96
 5/31/2002                    15206.7           16737.05
 6/30/2002                    15339.9           16914.03
 7/31/2002                    15511.4           17131.56
 8/31/2002                    15642.2            17337.5
 9/30/2002                    15930.7           17717.24
10/31/2002                    15653.1           17423.53
11/30/2002                    15565.9           17351.12
12/31/2002                    15871.6           17717.24
 1/31/2003                    15782.4           17672.34
 2/28/2003                    16032.2           17919.42
 3/31/2003                    16063.8           17930.14
 4/30/2003                    16163.2            18048.6
 5/31/2003                    16407.9           18471.21
 6/30/2003                    16336.1           18392.71
 7/31/2003                    15888.6            17749.1
 8/31/2003                    15976.6           17881.47
 9/30/2003                    16323.8           18407.19
10/31/2003                    16297.2           18314.51
11/30/2003                      16471           18505.39
12/31/2003                    16554.1           18658.61
 1/31/2004                    16558.7            18765.5
 2/29/2004                    16781.2           19047.91
 3/31/2004                    16581.6           18981.58
 4/30/2004                    16287.2           18532.04
 5/31/2004                    16294.8           18464.84
 6/30/2004                    16363.2           18532.04
 7/31/2004                    16533.8           18775.92
 8/31/2004                    16708.7           19152.18
 9/30/2004                    16762.5           19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $17,855 ON SEPTEMBER 30, 2004; $17,016, INCLUDING THE 4.75% SALES CHARGE. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:              44
   - Average Maturity:              16.7 years
   - Average Rating:                AA+
   - Average Call:                  6.9 years
   - Average Dollar Price:          $103.10

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF THE
   PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE NEW YORK MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- In 2004, the New York economy registered its strongest growth since the 2001 recession. The state saw a significant upturn in key sectors such as business services, information, technology and continued growth in health care, education and tourism. These areas offset job losses in manufacturing, banking and government. The state's September 2004 jobless rate was 5.5%, down from 6.4% a year ago.

- Representing 22.2% of the Portfolio's net assets at September 30, 2004, education bonds were a significant focus of the Portfolio, primarily issues of the Dormitory Authority of the State of New York. The Authority provides financing and construction services to public and private universities, health care facilities and other institutions which serve the public.

- Special tax revenue bonds were another significant area of investment for the Portfolio. These bonds are secured by the levy of special assessments - as opposed to property taxes - by local governments. The levies help defray costs on improvements or infrastructures that benefit local property owners.

- Within the hospital sector, the Portfolio focused its investments on institutions with lean operations, sound finances and in-demand specialties. Holdings in this sector were issued to finance projects at such institutions as Elizabeth Medical Center and Lenox Hill Hospital.

- Management continued to closely monitor call protection. While the pace of refundings has declined in 2004, management believes that call protection remains an important strategic consideration for municipal bond investors.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A, Class B, and Class C shares had total returns of 4.66%, 4.28% and 1.99%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.80 on September 30, 2004, from $10.92 on September 30, 2003, and the reinvestment of $0.587 per share in tax-free income and $0.026 per share in capital gains.(2) For Class B, this return resulted from a decrease in NAV per share to $11.68 from $11.80 during the period, and the reinvestment of $0.586 per share in tax-free income and $0.026 per share in capital gains.(2) For Class C, this return resulted from a decrease in NAV per share to $9.80 from $10.05 during the period, and the reinvestment of $0.416 per share in tax-free income and $0.026 per share in capital gains.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $10.80 per share for Class A, $11.68 for Class B, and $9.80 per share for Class C, the Fund's distribution rates were 4.98%, 4.23%, and 4.21%, respectively.(3) The distribution rates of Class A, B, and C are equivalent to taxable rates of 8.30%, 7.05%, and 7.02%, respectively.(4)

- The SEC 30-day yields for Class A, Class B, and Class C shares at September 30, 2004, were 4.13%, 3.57%, and 3.59%, respectively.(5) The SEC 30-day yields of Class A, Class B, and Class C are equivalent to taxable yields of 6.88%, 5.95%, and 5.98%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 40.01% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT
     FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE NEW YORK MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(6)                                             CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                       4.66%       4.28%       1.99%
Five Years                                                     7.20        6.54        N.A.
Ten Years                                                      6.76        5.98        N.A.
Life of Fund+                                                  6.51        6.58        2.48

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                      -0.27%      -0.67%       1.52%
Five Years                                                     6.17        6.23        N.A.
Ten Years                                                      6.24        5.98        N.A.
Life of Fund+                                                  6.01        6.58        1.02

+    Inception date: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B AND CLASS C SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.

[CHART]

RATING DISTRIBUTION**

AAA                        25.2%
AA                         43.9%
A                          19.5%
BBB                         2.8%
CCC                         1.3%
Non-Rated                   7.3%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NEW YORK MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

    September 30, 1994 - September 30, 2004

                       EATON VANCE NEW YORK FUND- CLASS B
                                    8/30/1990

                   EATON VANCE         LEHMAN BROTHERS
               NEW YORK MUNICIPALS      MUNICIPAL BOND
                  FUND, CLASS B             INDEX
------------------------------------------------------
 9/30/1994                   10000               10000
10/31/1994                 9734.47             9822.44
11/30/1994                  9396.8              9644.6
12/31/1994                 9730.24             9856.91
 1/31/1995                 10058.6            10138.74
 2/28/1995                 10414.6            10433.61
 3/31/1995                   10524            10553.53
 4/30/1995                 10522.1            10565.98
 5/31/1995                 10830.3            10903.14
 6/30/1995                 10647.2            10807.84
 7/31/1995                 10733.9            10910.09
 8/31/1995                 10868.1            11048.55
 9/30/1995                 10922.8            11118.35
10/31/1995                 11129.3            11279.98
11/30/1995                   11356            11467.39
12/31/1995                 11471.6            11577.45
 1/31/1996                 11517.8            11664.93
 2/29/1996                 11388.4            11586.14
 3/31/1996                 11215.8            11438.13
 4/30/1996                   11200            11405.69
 5/31/1996                 11192.6            11401.34
 6/30/1996                 11314.1            11525.61
 7/31/1996                 11407.8            11629.88
 8/31/1996                 11379.2            11627.27
 9/30/1996                 11563.5            11789.77
10/31/1996                 11638.2            11923.01
11/30/1996                 11833.3            12141.41
12/31/1996                 11773.1            12090.14
 1/31/1997                 11764.7            12113.02
 2/28/1997                 11901.5            12224.25
 3/31/1997                 11758.3            12061.17
 4/30/1997                 11856.3            12162.26
 5/31/1997                   12043            12345.32
 6/30/1997                 12156.6            12476.83
 7/31/1997                 12540.9            12822.38
 8/31/1997                 12390.3            12702.18
 9/30/1997                 12515.1             12852.8
10/31/1997                 12561.5            12935.64
11/30/1997                 12634.9            13011.82
12/31/1997                 12868.2            13201.54
 1/31/1998                 12994.4            13337.68
 2/28/1998                 13023.1            13341.73
 3/31/1998                 13020.2            13353.61
 4/30/1998                 12874.4            13293.36
 5/31/1998                 13126.6            13503.65
 6/30/1998                 13186.8            13556.95
 7/31/1998                 13188.7            13590.84
 8/31/1998                 13437.2            13800.83
 9/30/1998                   13611            13972.89
10/31/1998                 13529.7             13972.6
11/30/1998                 13579.5            14021.55
12/31/1998                 13602.4            14056.89
 1/31/1999                 13746.5            14224.02
 2/28/1999                 13653.8            14162.03
 3/31/1999                 13636.2            14181.44
 4/30/1999                 13672.5            14216.78
 5/31/1999                 13530.4            14134.52
 6/30/1999                 13286.5            13931.18
 7/31/1999                 13285.2            13981.87
 8/31/1999                 13069.1            13869.77
 9/30/1999                 13019.2            13875.56
10/31/1999                 12736.6            13725.23
11/30/1999                 12871.9            13871.22
12/31/1999                 12722.5            13767.81
 1/31/2000                 12616.3            13707.86
 2/29/2000                 12860.8            13867.16
 3/31/2000                 13257.9            14170.14
 4/30/2000                 13135.9            14086.43
 5/31/2000                 12981.1            14013.15
 6/30/2000                 13423.5            14384.49
 7/31/2000                 13653.9            14584.64
 8/31/2000                 13880.2            14809.41
 9/30/2000                 13701.6            14732.36
10/31/2000                 13907.4            14893.12
11/30/2000                 14035.2            15005.79
12/31/2000                   14602            15376.55
 1/31/2001                 14616.6            15528.91
 2/28/2001                 14667.5            15578.15
 3/31/2001                 14845.6            15717.76
 4/30/2001                 14519.6            15547.45
 5/31/2001                 14752.4            15714.87
 6/30/2001                 14896.7            15820.01
 7/31/2001                   15201            16054.34
 8/31/2001                 15504.3            16318.79
 9/30/2001                 15295.5            16264.05
10/31/2001                 15461.9            16449.14
11/30/2001                 15313.2            16319.08
12/31/2001                 15113.5             16164.7
 1/31/2002                 15392.5            16445.08
 2/28/2002                 15636.1             16643.2
 3/31/2002                 15331.4            16317.05
 4/30/2002                 15603.7            16635.96
 5/31/2002                 15698.6            16737.05
 6/30/2002                 15812.3            16914.03
 7/31/2002                 16000.1            17131.56
 8/31/2002                 16207.7             17337.5
 9/30/2002                 16626.3            17717.24
10/31/2002                 16163.1            17423.53
11/30/2002                 16065.3            17351.12
12/31/2002                 16425.4            17717.24
 1/31/2003                 16283.3            17672.34
 2/28/2003                 16571.9            17919.42
 3/31/2003                 16593.2            17930.14
 4/30/2003                 16790.4             18048.6
 5/31/2003                 17165.3            18471.21
 6/30/2003                 17029.4            18392.71
 7/31/2003                 16383.8             17749.1
 8/31/2003                 16579.8            17881.47
 9/30/2003                 17138.7            18407.19
10/31/2003                 17073.3            18314.51
11/30/2003                 17363.3            18505.39
12/31/2003                 17508.2            18658.61
 1/31/2004                 17535.1             18765.5
 2/29/2004                 17878.4            19047.91
 3/31/2004                 17628.4            18981.58
 4/30/2004                 17254.2            18532.04
 5/31/2004                 17199.5            18464.84
 6/30/2004                 17228.6            18532.04
 7/31/2004                 17471.6            18775.92
 8/31/2004                 17795.6            19152.18
 9/30/2004                 17872.4            19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $19,232 ON SEPTEMBER 30, 2004; $18,314, INCLUDING THE 4.75% SALES CHARGE. AN INVESTMENT IN CLASS C SHARES ON 9/30/03 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $10,199 ON SEPTEMBER 30, 2004; $10,099, INCLUDING THE 1.0% CDSC. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:               75
   - Average Maturity:               19.2 years
   - Average Rating:                 AA-
   - Average Call:                   11.6 years
   - Average Dollar Price:           $107.77

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF THE
   PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE OHIO MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- Ohio's economy continued to stabilize in 2004, as the pace of job loss eased significantly. While the long-troubled manufacturing sector contracted further, the health care and educational sectors remained a strong source of new job creation. The state's September 2004 jobless rate was 6.0%, down slightly from 6.1% a year ago.

- Management remained highly selective with respect to industrial development revenue bonds (IDRs), which accounted for 9.4% of the Portfolio's net assets at September 30, 2004. With economic conditions proving especially challenging for industrial companies, management closely monitored issuers for their revenue outlook and underlying fundamentals. IDRs held by the Portfolio included bonds issued to finance projects for Continental Airlines, Ford Motor Company, and Anheuser Busch.

- While hospital bonds remained a major component of the Portfolio, management also added to its holdings in nursing home bonds. With an aging population has come a corresponding increase in the need for this specialized health care niche. Management remained very selective, however, with respect to all health care-related bonds, focusing on the institutions that it believes have good demographic and market positions.

- Management adjusted the Portfolio's coupon structure as market conditions warranted. Management also continued to update call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 5.07% and 4.14%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.18 on September 30, 2004, from $9.23 on September 30, 2003, and the reinvestment of $0.507 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $10.36 from $10.43 during the period, and the reinvestment of $0.493 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $9.18 per share for Class A and $10.36 per share for Class B, the Fund's distribution rates were 5.25% and 4.52%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.73% and 7.52%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at September 30, 2004, were 4.71% and 4.35%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.83% and 7.24%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 39.88% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE OHIO MUNICIPALS FUND as of September 30, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                                  CLASS A     CLASS B
-----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                           5.07%       4.14%
Five Years                                                         5.83        5.02
Ten Years                                                          5.91        5.18
Life of Fund+                                                      4.77        5.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                           0.09%      -0.83%
Five Years                                                         4.81        4.69
Ten Years                                                          5.39        5.18
Life of Fund+                                                      4.30        5.51

+    Inception date: Class A: 12/7/93; Class B: 4/18/91

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

RATING DISTRIBUTION**

AAA                        44.9%
AA                         12.9%
A                          19.2%
BBB                         6.5%
BB                          1.7%
B                           2.9%
Non-Rated                  11.9%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OHIO MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

   September 30, 1994 - September 30, 2004

                       EATON VANCE OHIO MUNI FUND- CLASS B
                                    4/18/1991

                 EATON VANCE OHIO   LEHMAN BROTHERS
                 MUNICIPALS FUND,    MUNICIPAL BOND
                     CLASS B             INDEX
---------------------------------------------------
 9/30/1994                  10000             10000
10/31/1994                9720.54           9822.44
11/30/1994                9446.57            9644.6
12/31/1994                9738.71           9856.91
 1/31/1995                10105.8          10138.74
 2/28/1995                10451.2          10433.61
 3/31/1995                10530.8          10553.53
 4/30/1995                10525.2          10565.98
 5/31/1995                10851.4          10903.14
 6/30/1995                10699.3          10807.84
 7/31/1995                10764.7          10910.09
 8/31/1995                  10900          11048.55
 9/30/1995                10973.8          11118.35
10/31/1995                  11163          11279.98
11/30/1995                11362.4          11467.39
12/31/1995                11478.4          11577.45
 1/31/1996                11522.3          11664.93
 2/29/1996                11395.4          11586.14
 3/31/1996                  11256          11438.13
 4/30/1996                11246.5          11405.69
 5/31/1996                11245.9          11401.34
 6/30/1996                11358.1          11525.61
 7/31/1996                11485.1          11629.88
 8/31/1996                11420.5          11627.27
 9/30/1996                11575.6          11789.77
10/31/1996                11683.4          11923.01
11/30/1996                11860.5          12141.41
12/31/1996                11806.7          12090.14
 1/31/1997                11817.6          12113.02
 2/28/1997                11922.9          12224.25
 3/31/1997                11795.5          12061.17
 4/30/1997                11883.5          12162.26
 5/31/1997                12051.8          12345.32
 6/30/1997                12144.4          12476.83
 7/31/1997                12471.7          12822.38
 8/31/1997                12383.2          12702.18
 9/30/1997                12499.6           12852.8
10/31/1997                12592.1          12935.64
11/30/1997                12666.6          13011.82
12/31/1997                12825.7          13201.54
 1/31/1998                12931.9          13337.68
 2/28/1998                12937.2          13341.73
 3/31/1998                12968.2          13353.61
 4/30/1998                12921.9          13293.36
 5/31/1998                13075.5          13503.65
 6/30/1998                  13113          13556.95
 7/31/1998                13125.7          13590.84
 8/31/1998                13285.9          13800.83
 9/30/1998                13404.5          13972.89
10/31/1998                13369.3           13972.6
11/30/1998                13433.6          14021.55
12/31/1998                13448.4          14056.89
 1/31/1999                13560.7          14224.02
 2/28/1999                13503.6          14162.03
 3/31/1999                13523.9          14181.44
 4/30/1999                13563.3          14216.78
 5/31/1999                13480.9          14134.52
 6/30/1999                13281.2          13931.18
 7/31/1999                13281.8          13981.87
 8/31/1999                13061.2          13869.77
 9/30/1999                12973.9          13875.56
10/31/1999                12760.2          13725.23
11/30/1999                12800.6          13871.22
12/31/1999                12611.2          13767.81
 1/31/2000                12415.2          13707.86
 2/29/2000                12618.9          13867.16
 3/31/2000                12902.8          14170.14
 4/30/2000                  12806          14086.43
 5/31/2000                12674.7          14013.15
 6/30/2000                13030.7          14384.49
 7/31/2000                  13259          14584.64
 8/31/2000                13469.8          14809.41
 9/30/2000                13367.4          14732.36
10/31/2000                  13371          14893.12
11/30/2000                  13413          15005.79
12/31/2000                13843.5          15376.55
 1/31/2001                13875.4          15528.91
 2/28/2001                13972.1          15578.15
 3/31/2001                14092.2          15717.76
 4/30/2001                13757.3          15547.45
 5/31/2001                13948.9          15714.87
 6/30/2001                14103.6          15820.01
 7/31/2001                14369.9          16054.34
 8/31/2001                14593.6          16318.79
 9/30/2001                14391.7          16264.05
10/31/2001                14550.8          16449.14
11/30/2001                14436.8          16319.08
12/31/2001                14255.1           16164.7
 1/31/2002                14404.7          16445.08
 2/28/2002                14629.9           16643.2
 3/31/2002                14395.7          16317.05
 4/30/2002                14622.3          16635.96
 5/31/2002                14692.2          16737.05
 6/30/2002                14781.6          16914.03
 7/31/2002                14919.7          17131.56
 8/31/2002                14991.6           17337.5
 9/30/2002                15298.5          17717.24
10/31/2002                14943.6          17423.53
11/30/2002                14928.4          17351.12
12/31/2002                15222.3          17717.24
 1/31/2003                15190.4          17672.34
 2/28/2003                15373.7          17919.42
 3/31/2003                15380.5          17930.14
 4/30/2003                15555.9           18048.6
 5/31/2003                  15823          18471.21
 6/30/2003                15763.6          18392.71
 7/31/2003                15305.1           17749.1
 8/31/2003                15471.6          17881.47
 9/30/2003                15912.6          18407.19
10/31/2003                  15911          18314.51
11/30/2003                16144.4          18505.39
12/31/2003                16245.9          18658.61
 1/31/2004                16337.5           18765.5
 2/29/2004                16604.3          19047.91
 3/31/2004                16513.3          18981.58
 4/30/2004                16148.1          18532.04
 5/31/2004                16024.3          18464.84
 6/30/2004                16035.7          18532.04
 7/31/2004                16222.9          18775.92
 8/31/2004                16478.4          19152.18
 9/30/2004                16571.5          19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $17,759 ON SEPTEMBER 30, 2004; $16,908, INCLUDING THE 4.75% SALES CHARGE. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:               74
   - Average Maturity:               22.1 years
   - Average Rating:                 AA-
   - Average Call:                   7.5 years
   - Average Dollar Price:           $103.51

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF
   THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE RHODE ISLAND MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- Rhode Island's unemployment rate fell to 5.0% in September 2004, after reaching an 8-year high of 5.8% in June and July 2004. For the first time since March 2004, the state's unemployment rate was better than the national average, which was 5.4% in September 2004.

- Insured* education bonds represented the Portfolio's largest sector weighting at September 30, 2004, including some of Rhode Island's finest universities. These institutions have tended to enjoy strong applicant demand and stable revenues, irrespective of the economic environment.

- Insured general obligations (GOs)* were another significant focus for the Portfolio. Secured by Rhode Island's various taxing powers - or, for local issuers, by local property taxes - these bonds are deemed the most secure of all municipal debt.

- Insured* special tax revenue bonds were significant investments. Secured by the levy of special assessments, the bonds helped finance improvements that benefited local property owners or users of specific public purpose projects.

- Management continued its efforts to fine-tune coupon structure and improve call protection. These adjustments were part of an ongoing commitment to seek to protect against untimely calls and to help to improve the overall performance characteristics of the Portfolio.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 5.13% and 4.25%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.78 on September 30, 2004, from $9.76 on September 30, 2003, and the reinvestment of $0.470 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV per share to $10.00 from $9.99 during the period, and the reinvestment of $0.407 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $9.78 per share for Class A and $10.00 per share for Class B, the Fund's distribution rates were 4.70% and 3.95%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.03% and 6.75%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at September 30, 2004, were 4.12% and 3.59%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.04% and 6.13%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

* Private insurance does not decrease the risk of loss of principal associated with this investment.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE AND LOCAL INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 41.44% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE RHODE ISLAND MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                                  CLASS A              CLASS B
--------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                           5.13%                4.25
Five Years                                                         6.63                 5.81
Ten Years                                                          6.04                 5.46
Life of Fund+                                                      4.84                 4.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                           0.10%               -0.75%
Five Years                                                         5.60                 5.49
Ten Years                                                          5.53                 5.46
Life of Fund+                                                      4.37                 4.56

+    Inception date: Class A: 12/7/93; Class B: 6/11/93

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

RATING DISTRIBUTION**

AAA                        76.6%
AA                          4.2%
A                           3.2%
BBB                         5.2%
B                           3.1%
Non-Rated                   7.7%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE RHODE ISLAND MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

   September 30, 1994 - September 30, 2004

                   EATON VANCE RHODE ISLAND MUNI FUND- CLASS B
                                    6/11/1993

                    EATON VANCE RHODE    LEHMAN BROTHERS
                    ISLAND MUNICIPALS    MUNICIPAL BOND
                     FUND, CLASS B           INDEX
--------------------------------------------------------
 9/30/1994                      10000           10000
10/31/1994                    9719.62         9822.44
11/30/1994                    9456.79          9644.6
12/31/1994                    9766.34         9856.91
 1/31/1995                    10158.8        10138.74
 2/28/1995                    10482.5        10433.61
 3/31/1995                    10590.4        10553.53
 4/30/1995                    10558.2        10565.98
 5/31/1995                    10803.5        10903.14
 6/30/1995                    10574.6        10807.84
 7/31/1995                    10666.8        10910.09
 8/31/1995                    10813.9        11048.55
 9/30/1995                    10893.5        11118.35
10/31/1995                    11101.2        11279.98
11/30/1995                    11297.1        11467.39
12/31/1995                    11423.7        11577.45
 1/31/1996                    11493.7        11664.93
 2/29/1996                    11350.4        11586.14
 3/31/1996                    11181.5        11438.13
 4/30/1996                    11180.6        11405.69
 5/31/1996                    11201.6        11401.34
 6/30/1996                    11309.7        11525.61
 7/31/1996                    11410.8        11629.88
 8/31/1996                      11383        11627.27
 9/30/1996                      11563        11789.77
10/31/1996                    11654.4        11923.01
11/30/1996                    11859.2        12141.41
12/31/1996                    11807.4        12090.14
 1/31/1997                    11765.9        12113.02
 2/28/1997                    11876.4        12224.25
 3/31/1997                    11741.7        12061.17
 4/30/1997                    11858.8        12162.26
 5/31/1997                      12040        12345.32
 6/30/1997                    12161.8        12476.83
 7/31/1997                    12519.5        12822.38
 8/31/1997                    12388.5        12702.18
 9/30/1997                    12510.6         12852.8
10/31/1997                    12568.3        12935.64
11/30/1997                      12656        13011.82
12/31/1997                    12838.9        13201.54
 1/31/1998                    12949.4        13337.68
 2/28/1998                    12960.3        13341.73
 3/31/1998                    12975.3        13353.61
 4/30/1998                    12851.6        13293.36
 5/31/1998                      13067        13503.65
 6/30/1998                    13087.9        13556.95
 7/31/1998                    13107.7        13590.84
 8/31/1998                    13330.4        13800.83
 9/30/1998                    13494.7        13972.89
10/31/1998                      13420         13972.6
11/30/1998                    13481.5        14021.55
12/31/1998                    13471.5        14056.89
 1/31/1999                    13599.1        14224.02
 2/28/1999                      13499        14162.03
 3/31/1999                    13512.1        14181.44
 4/30/1999                    13544.6        14216.78
 5/31/1999                    13415.8        14134.52
 6/30/1999                    13200.2        13931.18
 7/31/1999                    13176.6        13981.87
 8/31/1999                    12923.3        13869.77
 9/30/1999                    12830.8        13875.56
10/31/1999                    12599.9        13725.23
11/30/1999                    12716.2        13871.22
12/31/1999                    12538.9        13767.81
 1/31/2000                    12381.1        13707.86
 2/29/2000                    12635.2        13867.16
 3/31/2000                    13004.9        14170.14
 4/30/2000                    12871.7        14086.43
 5/31/2000                    12788.1        14013.15
 6/30/2000                    13178.6        14384.49
 7/31/2000                      13415        14584.64
 8/31/2000                    13633.1        14809.41
 9/30/2000                    13494.5        14732.36
10/31/2000                    13674.1        14893.12
11/30/2000                    13809.3        15005.79
12/31/2000                    14308.7        15376.55
 1/31/2001                    14330.4        15528.91
 2/28/2001                    14408.2        15578.15
 3/31/2001                    14512.2        15717.76
 4/30/2001                    14239.8        15547.45
 5/31/2001                    14406.2        15714.87
 6/30/2001                    14531.7        15820.01
 7/31/2001                    14822.4        16054.34
 8/31/2001                    15097.2        16318.79
 9/30/2001                    14973.6        16264.05
10/31/2001                    15139.6        16449.14
11/30/2001                    14979.5        16319.08
12/31/2001                    14776.4         16164.7
 1/31/2002                    14992.6        16445.08
 2/28/2002                    15213.7         16643.2
 3/31/2002                    14832.3        16317.05
 4/30/2002                    15116.2        16635.96
 5/31/2002                    15183.8        16737.05
 6/30/2002                      15318        16914.03
 7/31/2002                    15521.9        17131.56
 8/31/2002                    15700.5         17337.5
 9/30/2002                    16085.1        17717.24
10/31/2002                    15727.2        17423.53
11/30/2002                    15639.6        17351.12
12/31/2002                    15963.4        17717.24
 1/31/2003                      15842        17672.34
 2/28/2003                    16061.7        17919.42
 3/31/2003                    16029.8        17930.14
 4/30/2003                    16194.1         18048.6
 5/31/2003                    16440.6        18471.21
 6/30/2003                    16319.7        18392.71
 7/31/2003                    15836.8         17749.1
 8/31/2003                    15974.2        17881.47
 9/30/2003                      16324        18407.19
10/31/2003                    16330.2        18314.51
11/30/2003                    16554.6        18505.39
12/31/2003                    16738.1        18658.61
 1/31/2004                    16761.4         18765.5
 2/29/2004                    17070.7        19047.91
 3/31/2004                    16930.3        18981.58
 4/30/2004                    16551.4        18532.04
 5/31/2004                    16475.9        18464.84
 6/30/2004                    16528.7        18532.04
 7/31/2004                      16735        18775.92
 8/31/2004                    16945.6        19152.18
 9/30/2004                    17017.5        19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $17,983 ON SEPTEMBER 30, 2004; $17,135, INCLUDING THE 4.75% SALES CHARGE. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:               55
   - Average Maturity:               20.9 years
   - Average Rating:                 AA+
   - Average Call:                   7.5 years
   - Average Dollar Price:           $105.02

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF
   THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE WEST VIRGINIA MUNICIPALS FUND as of September 30, 2004

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- While West Virginia remains one of the lowest-ranking states in terms of new job growth and unemployment rates, recent data indicated that the state had started to see a modest rise in employment from September 2003 levels. Initial unemployment claims have dropped since early 2003, and the state's unemployment rate was lower than the national average in September 2004 (5.0% vs. 5.4%).

- Insured* water and sewer bonds represented the largest investment for the Portfolio as of September 30, 2004. Many West Virginia communities have needed to modernize their water facilities. Increased issuance of bonds to finance these projects has provided the Fund with income opportunities.

- In a highly competitive hospital sector, the Portfolio remained very selective. Management emphasized insured* bonds of institutions it believes have a competitive advantage due to marketable health care services and underlying financial strength.

- Insured* general obligations (GOs) were another significant investment for the Portfolio, providing a high-quality investment. GOs are often accorded a high credit quality rating, as they are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction.

- Management continued to closely monitor call protection. Management believes that call protection remains an important strategic consideration for municipal bond investors.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A and Class B shares had total returns of 3.94% and 3.09%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.81 on September 30, 2004, from $9.88 on September 30, 2003, and the reinvestment of $0.451 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV per share to $10.00 from $10.08 during the period, and the reinvestment of $0.387 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on September 30, 2004, of $9.81 per share for Class A and $10.00 per share for Class B, the Fund's distribution rates were 4.59% and 3.85%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.55% and 6.34%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at September 30, 2004, were 3.51% and 2.94%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.78% and 4.84%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

* Private insurance does not decrease the risk of loss of principal associated with this investment.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME AND/OR ALTERNATIVE MINIMUM TAX AND STATE AND LOCAL INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME A MAXIMUM 39.23% COMBINED FEDERAL AND STATE INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE WEST VIRGINIA MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                           CLASS A      CLASS B
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                    3.94%        3.09%
Five Years                                                  6.09         5.30
Ten Years                                                   6.00         5.29
Life of Fund+                                               4.88         4.44

SEC Average Annual Total Returns (including sales
   charge or applicable CDSC)
One Year                                                   -0.98%       -1.87%
Five Years                                                  5.07         4.97
Ten Years                                                   5.48         5.29
Life of Fund+                                               4.41         4.44

+    Inception date: Class A: 12/13/93; Class B: 6/11/93

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B SHARES. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4%
     - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

RATING DISTRIBUTION**

AAA                        73.1%
A                          16.8%
BBB                         7.7%
Non-Rated                   2.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WEST VIRGINIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**

   September 30, 1994 - September 30, 2004

                       EATON VANCE WEST VIRGINIA- CLASS B
                                    6/11/1993

                  EATON VANCE
                 WEST VIRGINIA    LEHMAN BROTHERS
                MUNICIPALS FUND,   MUNICIPAL BOND
                    CLASS B             INDEX
-------------------------------------------------
 9/30/1994                 10000            10000
10/31/1994               9752.36          9822.44
11/30/1994               9456.39           9644.6
12/31/1994                9740.9          9856.91
 1/31/1995               10085.3         10138.74
 2/28/1995               10461.8         10433.61
 3/31/1995               10556.6         10553.53
 4/30/1995               10556.6         10565.98
 5/31/1995               10866.9         10903.14
 6/30/1995               10671.8         10807.84
 7/31/1995               10739.1         10910.09
 8/31/1995               10883.7         11048.55
 9/30/1995               10938.8         11118.35
10/31/1995               11155.6         11279.98
11/30/1995               11372.4         11467.39
12/31/1995                 11532         11577.45
 1/31/1996               11577.2         11664.93
 2/29/1996               11445.6         11586.14
 3/31/1996               11253.3         11438.13
 4/30/1996               11215.8         11405.69
 5/31/1996               11223.8         11401.34
 6/30/1996               11316.9         11525.61
 7/31/1996               11427.4         11629.88
 8/31/1996               11409.6         11627.27
 9/30/1996               11598.1         11789.77
10/31/1996               11698.7         11923.01
11/30/1996               11899.6         12141.41
12/31/1996                 11846         12090.14
 1/31/1997               11839.5         12113.02
 2/28/1997               11948.3         12224.25
 3/31/1997               11789.7         12061.17
 4/30/1997               11905.2         12162.26
 5/31/1997               12071.7         12345.32
 6/30/1997               12179.2         12476.83
 7/31/1997               12520.2         12822.38
 8/31/1997               12414.4         12702.18
 9/30/1997               12546.7          12852.8
10/31/1997               12602.7         12935.64
11/30/1997               12713.6         13011.82
12/31/1997                 12919         13201.54
 1/31/1998               13039.8         13337.68
 2/28/1998               13049.2         13341.73
 3/31/1998               13050.2         13353.61
 4/30/1998               12939.6         13293.36
 5/31/1998               13151.4         13503.65
 6/30/1998                 13171         13556.95
 7/31/1998               13189.4         13590.84
 8/31/1998                 13395         13800.83
 9/30/1998               13530.1         13972.89
10/31/1998               13469.3          13972.6
11/30/1998               13503.7         14021.55
12/31/1998               13520.3         14056.89
 1/31/1999               13646.2         14224.02
 2/28/1999               13574.3         14162.03
 3/31/1999               13561.4         14181.44
 4/30/1999                 13608         14216.78
 5/31/1999               13481.8         14134.52
 6/30/1999               13229.4         13931.18
 7/31/1999               13220.6         13981.87
 8/31/1999                 12985         13869.77
 9/30/1999               12935.6         13875.56
10/31/1999                 12722         13725.23
11/30/1999               12824.3         13871.22
12/31/1999               12663.8         13767.81
 1/31/2000                 12523         13707.86
 2/29/2000               12747.2         13867.16
 3/31/2000               13071.4         14170.14
 4/30/2000               12969.1         14086.43
 5/31/2000               12845.3         14013.15
 6/30/2000               13189.9         14384.49
 7/31/2000               13438.6         14584.64
 8/31/2000               13655.1         14809.41
 9/30/2000               13533.5         14732.36
10/31/2000               13697.8         14893.12
11/30/2000                 13818         15005.79
12/31/2000               14269.4         15376.55
 1/31/2001               14306.5         15528.91
 2/28/2001               14369.9         15578.15
 3/31/2001               14473.7         15717.76
 4/30/2001               14233.4         15547.45
 5/31/2001               14338.5         15714.87
 6/30/2001               14461.8         15820.01
 7/31/2001               14659.7         16054.34
 8/31/2001               14915.7         16318.79
 9/30/2001               14807.6         16264.05
10/31/2001               14985.9         16449.14
11/30/2001               14827.1         16319.08
12/31/2001               14655.6          16164.7
 1/31/2002               14868.3         16445.08
 2/28/2002               15070.7          16643.2
 3/31/2002               14723.7         16317.05
 4/30/2002                 14988         16635.96
 5/31/2002               15084.5         16737.05
 6/30/2002               15246.9         16914.03
 7/31/2002               15416.8         17131.56
 8/31/2002               15623.1          17337.5
 9/30/2002               16017.5         17717.24
10/31/2002               15585.9         17423.53
11/30/2002               15467.5         17351.12
12/31/2002               15848.7         17717.24
 1/31/2003               15728.1         17672.34
 2/28/2003               16022.9         17919.42
 3/31/2003               15990.7         17930.14
 4/30/2003               16136.3          18048.6
 5/31/2003               16505.7         18471.21
 6/30/2003               16321.9         18392.71
 7/31/2003               15684.8          17749.1
 8/31/2003               15755.3         17881.47
 9/30/2003               16244.3         18407.19
10/31/2003               16201.3         18314.51
11/30/2003               16435.5         18505.39
12/31/2003               16564.8         18658.61
 1/31/2004               16633.6          18765.5
 2/29/2004                 16968         19047.91
 3/31/2004               16768.5         18981.58
 4/30/2004               16327.9         18532.04
 5/31/2004                 16219         18464.84
 6/30/2004               16286.2         18532.04
 7/31/2004               16454.7         18775.92
 8/31/2004               16660.6         19152.18
 9/30/2004               16746.8         19253.85

* SOURCES: THOMSON FINANCIAL; LIPPER INC.

  A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 9/30/94 AT NET ASSET VALUE WOULD HAVE BEEN VALUED AT $17,903 ON SEPTEMBER 30, 2004; $17,048, INCLUDING THE 4.75% SALES CHARGE. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   PORTFOLIO STATISTICS**

   - Number of Issues:               41
   - Average Maturity:               20.1 years
   - Average Rating:                 AA+
   - Average Call:                   7.9 years
   - Average Dollar Price:           $100.73

** PORTFOLIO STATISTICS AND RATING DISTRIBUTION MAY NOT BE REPRESENTATIVE OF
   THE PORTFOLIO'S CURRENT OR FUTURE INVESTMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004
FUND EXPENSES

EXAMPLE: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 - September 30, 2004).

ACTUAL EXPENSES: The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     EATON VANCE CALIFORNIA MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,015.63                    $  4.54
Class B                                $  1,000.00                $  1,013.72                    $  7.25

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.50                    $  4.55
Class B                                $  1,000.00                $  1,017.80                    $  7.26

* Expenses are equal to the Fund's annualized expense ratio of 0.90% for Class A shares and 1.44% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio. Class C is not reflected because it commenced operations after April 1, 2004

                       EATON VANCE FLORIDA MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,006.48                    $  4.11
Class B                                $  1,000.00                $  1,001.17                    $  8.15

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.90                    $  4.55
Class B                                $  1,000.00                $  1,016.90                    $  8.22

* Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class A shares and 1.63% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                    EATON VANCE MASSACHUSETTS MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,013.08                    $  4.13
Class B                                $  1,000.00                $  1,007.71                    $  8.03
Class I                                $  1,000.00                $  1,013.72                    $  3.17

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.90                    $  4.14
Class B                                $  1,000.00                $  1,017.00                    $  8.07
Class I                                $  1,000.00                $  1,021.90                    $  3.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class A shares, 1.60% for Class B shares, and 0.63% for Class I shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                     EATON VANCE MISSISSIPPI MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,016.58                    $  4.18
Class B                                $  1,000.00                $  1,011.92                    $  8.15

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.90                    $  4.19
Class B                                $  1,000.00                $  1,016.90                    $  8.17

* Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class A shares and 1.62% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                      EATON VANCE NEW YORK MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,016.44                    $  4.18
Class B                                $  1,000.00                $  1,013.85                    $  4.68
Class C                                $  1,000.00                $  1,012.67                    $  7.85

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.90                    $  4.19
Class B                                $  1,000.00                $  1,020.40                    $  4.70
Class C                                $  1,000.00                $  1,017.20                    $  7.87

* Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class A shares, 0.93% for Class B shares, and 1.56% for Class C shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                        EATON VANCE OHIO MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,008.16                    $  4.27
Class B                                $  1,000.00                $  1,003.50                    $  8.26

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,020.80                    $  4.29
Class B                                $  1,000.00                $  1,016.80                    $  8.32

* Expenses are equal to the Fund's annualized expense ratio of 0.85% for Class A shares and 1.65% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                    EATON VANCE RHODE ISLAND MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,010.60                    $  3.92
Class B                                $  1,000.00                $  1,005.14                    $  7.62

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,021.10                    $  3.94
Class B                                $  1,000.00                $  1,017.40                    $  7.67

* Expenses are equal to the Fund's annualized expense ratio of 0.78% for Class A shares and 1.52% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

                    EATON VANCE WEST VIRGINIA MUNICIPALS FUND

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                        (4/1/04)                  (9/30/04)                (4/1/04 - 9/30/04)
-------------------------------------------------------------------------------------------------------------------
Actual
Class A                                $  1,000.00                $  1,001.91                    $  3.85
Class B                                $  1,000.00                $    998.71                    $  6.80

Hypothetical
(5% return per year before
  expenses)
Class A                                $  1,000.00                $  1,021.20                    $  3.89
Class B                                $  1,000.00                $  1,018.20                    $  6.86

* Expenses are equal to the Fund's annualized expense ratio of 0.77% for Class A shares and 1.36% for Class B shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

                                                     CALIFORNIA FUND      FLORIDA FUND     MASSACHUSETTS FUND MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investment in Municipals Portfolio --
   Identified cost                                   $    204,094,018   $    224,894,527   $    195,136,930   $     16,246,626
   Unrealized appreciation                                 27,137,251         20,245,752         15,831,648          1,200,223
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE              $    231,231,269   $    245,140,279   $    210,968,578   $     17,446,849
------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $        203,206   $        133,783   $        461,074   $          2,861
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         $    231,434,475   $    245,274,062   $    211,429,652   $     17,449,710
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                     $      1,016,833   $        226,107   $        534,345   $          4,085
Dividends payable                                             418,458            462,736            409,135             35,407
Payable to affiliate for distribution fees                         20                 --                 --                 --
Accrued expenses                                               41,385             44,067             43,336             18,140
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    $      1,476,696   $        732,910   $        986,816   $         57,632
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $    229,957,779   $    244,541,152   $    210,442,836   $     17,392,078
------------------------------------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                      $    206,781,760   $    231,777,270   $    198,049,385   $     16,431,289
Accumulated net realized loss from Portfolio
 (computed on the basis of identified cost)                (4,123,533)        (8,694,064)        (3,450,402)          (216,612)
Accumulated undistributed (distributions in
 excess of) net investment income                             162,301          1,212,194             12,205            (22,822)
Net unrealized appreciation from Portfolio
 (computed on the basis of identified cost)                27,137,251         20,245,752         15,831,648          1,200,223
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                $    229,957,779   $    244,541,152   $    210,442,836   $     17,392,078
------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                     CALIFORNIA FUND      FLORIDA FUND     MASSACHUSETTS FUND MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

NET ASSETS                                           $    227,878,157   $    193,379,360   $    143,085,841   $     11,379,254
SHARES OUTSTANDING                                         20,975,642         18,275,468         14,818,438          1,170,894
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial
    interest outstanding)                            $          10.86   $          10.58   $           9.66   $           9.72
MAXIMUM OFFERING PRICE PER SHARE
    (100 DIVIDED BY 95.25 of net asset value
     per share)                                      $          11.40   $          11.11   $          10.14   $          10.20

CLASS B SHARES

NET ASSETS                                           $      1,983,485   $     51,161,792   $     59,036,022   $      6,012,824
SHARES OUTSTANDING                                            197,259          4,718,338          5,484,110            605,023
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial
    interest outstanding)                            $          10.06   $          10.84   $          10.76   $           9.94

CLASS C SHARES

NET ASSETS                                           $         96,137   $             --   $             --   $             --
SHARES OUTSTANDING                                              9,556                 --                 --                 --
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial
    interest outstanding)                            $          10.06   $             --   $             --   $             --

CLASS I SHARES

NET ASSETS                                           $             --   $             --   $      8,320,973   $             --
SHARES OUTSTANDING                                                 --                 --            834,367                 --
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial      $             --   $             --   $           9.97   $             --
    interest outstanding)

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                        See notes to financial statements

                                                      NEW YORK FUND        OHIO FUND       RHODE ISLAND FUND  WEST VIRGINIA FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investment in Municipals Portfolio --
   Identified cost                                   $    303,754,026   $    152,775,639   $     48,722,675   $     25,664,902
   Unrealized appreciation                                 35,998,571         10,399,532          3,028,426          1,657,082
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE              $    339,752,597   $    163,175,171   $     51,751,101   $     27,321,984
--------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $        168,915   $         56,866   $         15,847   $         13,852
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         $    339,921,512   $    163,232,037   $     51,766,948   $     27,335,836
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                     $        301,994   $        123,509   $          4,395   $         52,966
Dividends payable                                             484,669            312,096             97,456             41,704
Payable to affiliate for distribution and service
 fees                                                             129                 --                 --                 --
Accrued expenses                                               58,753             39,617             23,715             21,296
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    $        845,545   $        475,222   $        125,566   $        115,966
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $    339,075,967   $    162,756,815   $     51,641,382   $     27,219,870
--------------------------------------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                      $    302,107,111   $    160,759,815   $     49,386,409   $     26,579,927
Accumulated net realized gain (loss) from Portfolio
   (computed on the basis of identified cost)               1,349,636         (8,575,106)          (762,991)          (981,068)
Accumulated undistributed (distributions in excess
   of) net investment income                                 (379,351)           172,574            (10,462)           (36,071)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)              35,998,571         10,399,532          3,028,426          1,657,082
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                $    339,075,967   $    162,756,815   $     51,641,382   $     27,219,870
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                           $    335,152,513   $    126,211,716   $     26,557,771   $     18,669,964
SHARES OUTSTANDING                                         31,040,958         13,744,639          2,715,888          1,902,999
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                             $          10.80   $           9.18   $           9.78   $           9.81
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of net asset value
   per share)                                        $          11.34   $           9.64   $          10.27   $          10.30

CLASS B SHARES

NET ASSETS                                           $      2,983,668   $     36,545,099   $     25,083,611   $      8,549,906
SHARES OUTSTANDING                                            255,506          3,527,945          2,507,377            855,064
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                             $          11.68   $          10.36   $          10.00   $          10.00

CLASS C SHARES

NET ASSETS                                           $        939,786   $             --   $             --   $             --
SHARES OUTSTANDING                                             95,911                 --                 --                 --
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                             $           9.80   $             --   $             --   $             --

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                        See notes to financial statements

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                     CALIFORNIA FUND      FLORIDA FUND     MASSACHUSETTS FUND MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest allocated from Portfolio                    $     14,131,577   $     14,940,591   $     12,383,213   $        982,675
Expenses allocated from Portfolio                          (1,335,707)        (1,330,619)        (1,098,849)           (71,870)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                 $     12,795,870   $     13,609,972   $     11,284,364   $        910,805
------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                          $          3,060   $          3,060   $          3,059   $            153
Distribution and service fees
   Class A                                                    317,858            223,076            189,082             14,627
   Class B                                                    521,294          1,363,381          1,039,498             99,728
   Class C                                                         29                 --                 --                 --
Legal and accounting services                                  23,671             23,384             19,832             15,560
Printing and postage                                           22,837             30,471             23,006              3,602
Custodian fee                                                  24,846             26,018             23,488              6,934
Transfer and dividend disbursing agent fees                   108,743            142,115            110,931             12,506
Registration fees                                               1,900              3,800              8,000                 --
Miscellaneous                                                   7,723              7,465              7,009              1,485
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                       $      1,031,961   $      1,822,770   $      1,423,905   $        154,595
------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                $     11,763,909   $     11,787,202   $      9,860,459   $        756,210
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)   $      4,326,045   $      1,496,605   $      1,077,213   $         (6,234)
   Financial futures contracts                             (5,741,105)        (6,559,143)        (3,777,063)          (267,340)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                    $     (1,415,060)  $     (5,062,538)  $     (2,699,850)  $       (273,574)
------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)               $     (2,161,343)  $        921,134   $        372,631   $        (11,395)
   Financial futures contracts                              1,678,740          1,651,266          1,603,566             36,614
------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) $       (482,603)  $      2,572,400   $      1,976,197   $         25,219
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                     $     (1,897,663)  $     (2,490,138)  $       (723,653)  $       (248,355)
------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS           $      9,866,246   $      9,297,064   $      9,136,806   $        507,855
------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                      NEW YORK FUND        OHIO FUND       RHODE ISLAND FUND  WEST VIRGINIA FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest allocated from Portfolio                    $     20,083,597   $     10,397,669   $      2,953,623   $      1,480,565
Expenses allocated from Portfolio                          (1,791,703)          (901,933)          (239,472)          (106,654)
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                 $     18,291,894   $      9,495,736   $      2,714,151   $      1,373,911
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                          $          3,060   $          3,060   $          1,530   $            153
Distribution and service fees
   Class A                                                    361,236            144,291             38,627             21,522
   Class B                                                    534,368            911,464            325,081            154,783
   Class C                                                      4,114                 --                 --                 --
Legal and accounting services                                  24,080             21,393             18,156             16,383
Printing and postage                                           42,483             23,908              6,931              6,089
Custodian fee                                                  28,919             20,861              9,621              7,225
Transfer and dividend disbursing agent fees                   203,862            105,850             26,468             20,296
Registration fees                                               5,268              1,950                775
Miscellaneous                                                  10,838              5,072              2,395              1,515
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                       $      1,218,228   $      1,237,849   $        429,584   $        227,966
--------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                $     17,073,666   $      8,257,887   $      2,284,567   $      1,145,945
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)   $      5,895,498   $        714,223   $        547,585   $         (5,429)
   Financial futures contracts                             (5,287,383)        (2,094,865)          (945,942)          (483,837)
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                             $        608,115   $     (1,380,642)  $       (398,357)  $       (489,266)
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)               $     (2,205,564)  $        536,665   $        107,534   $        105,231
   Financial futures contracts                               (347,270)           174,568            364,925            132,985
--------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) $     (2,552,834)  $        711,233   $        472,459   $        238,216
--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)              $     (1,944,719)  $       (669,409)  $         74,102   $       (251,050)
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS           $     15,128,947   $      7,588,478   $      2,358,669   $        894,895
--------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                         CALIFORNIA FUND     FLORIDA FUND     MASSACHUSETTS FUND  MISSISSIPPI FUND
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                 $     11,763,909   $     11,787,202   $      9,860,459   $        756,210
   Net realized loss from investment transactions and
      financial futures contracts                              (1,415,060)        (5,062,538)        (2,699,850)          (273,574)
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures                     (482,603)         2,572,400          1,976,197             25,219
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $      9,866,246   $      9,297,064   $      9,136,806   $        507,855
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $     (6,271,170)  $     (5,647,199)  $     (4,784,100)  $       (346,210)
      Class B                                                  (5,387,547)        (6,164,795)        (4,650,542)          (413,447)
      Class C                                                        (126)                --                 --                 --
      Class I                                                          --                 --           (420,852)                --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $    (11,658,843)  $    (11,811,994)  $     (9,855,494)  $       (759,657)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $    215,254,559   $    189,078,843   $    112,627,613   $     10,295,823
      Class B                                                   7,828,106          5,902,620          5,318,940            522,203
      Class C                                                     100,800                 --                 --                 --
      Class I                                                          --                 --            777,248                 --
Net asset value of shares issued to shareholders
      in payment of distributions declared
      Class A                                                   3,308,480          2,920,160          2,449,966            141,852
      Class B                                                   3,222,068          3,231,704          2,772,611            196,117
      Class C                                                          94                 --                 --                 --
      Class I                                                          --                 --             49,895                 --
   Cost of shares redeemed
      Class A                                                 (25,137,336)       (20,508,429)       (11,680,672)        (1,634,783)
      Class B                                                (219,778,794)      (196,478,322)      (110,508,921)        (9,622,344)
      Class C                                                      (4,786)                --                 --                 --
      Class I                                                          --                 --            (82,080)                --
   Contingent deferred sales charges
      Class B                                                      58,813                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $    (15,147,996)  $    (15,853,424)  $      1,724,600   $       (101,132)
----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $    (16,940,593)  $    (18,368,354)  $      1,005,912   $       (352,934)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                     $    246,898,372   $    262,909,506   $    209,436,924   $     17,745,012
----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $    229,957,779   $    244,541,152   $    210,442,836   $     17,392,078
----------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF) NET
INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                           $        162,301   $      1,212,194   $         12,205   $        (22,822)
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                          NEW YORK FUND        OHIO FUND      RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                 $     17,073,666   $      8,257,887   $      2,284,567   $      1,145,945
   Net realized gain (loss) from investment
       transactions and financial futures contracts               608,115         (1,380,642)          (398,357)          (489,266)
   Net change in unrealized appreciation
       (depreciation) from investments and financial
       futures contracts                                       (2,552,834)           711,233            472,459            238,216
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $     15,128,947   $      7,588,478   $      2,358,669   $        894,895
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $     (9,316,679)  $     (3,877,225)  $       (927,823)  $       (497,802)
      Class B                                                  (9,089,001)        (4,641,574)        (1,394,721)          (621,432)
      Class C                                                     (20,253)                --                 --                 --
   From net realized gain
      Class A                                                    (106,352)                --                 --                 --
      Class B                                                    (671,402)                --                 --                 --
      Class C                                                        (613)                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $    (19,204,300)  $     (8,518,799)  $     (2,322,544)  $     (1,119,234)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $    321,162,393   $    121,865,745   $     18,239,195   $     17,065,175
      Class B                                                   9,069,087          4,312,410          1,611,714          1,298,116
      Class C                                                     944,804                 --                 --                 --
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                   5,936,040          2,091,400            417,013            305,714
      Class B                                                   6,874,534          2,430,532            827,271            347,226
      Class C                                                       8,230                 --                 --                 --
   Cost of shares redeemed
      Class A                                                 (33,111,721)       (10,797,206)        (3,548,697)        (1,835,384)
      Class B                                                (317,576,460)      (128,904,774)       (20,572,813)       (16,892,755)
      Class C                                                     (21,600)                --                 --                 --
   Contingent deferred sales charges
      Class B                                                      74,425                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $     (6,640,268)  $     (9,001,893)  $     (3,026,317)  $        288,092
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $    (10,715,621)  $     (9,932,214)  $     (2,990,192)  $         63,753
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                     $    349,791,588   $    172,689,029   $     54,631,574   $     27,156,117
-----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $    339,075,967   $    162,756,815   $     51,641,382   $     27,219,870
-----------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF) NET
INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                           $       (379,351)  $        172,574   $        (10,462)  $        (36,071)
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                         CALIFORNIA FUND      FLORIDA FUND   MASSACHUSETTS FUND  MISSISSIPPI FUND
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                 $     12,012,420   $     11,964,343   $      9,648,130   $        716,913
   Net realized gain (loss) from investment
       transactions and financial futures contracts             4,984,724            786,408          1,131,203            (17,406)
   Net change in unrealized appreciation
       (depreciation) from investments and financial
       futures contracts                                      (13,091,792)        (7,443,955)        (5,238,900)          (253,870)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $      3,905,352   $      5,306,796   $      5,540,433   $        445,637
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $     (1,377,606)  $     (1,196,173)  $     (2,017,818)  $       (112,431)
      Class B                                                 (10,144,427)       (10,731,680)        (7,001,137)          (599,035)
      Class I                                                          --                 --           (437,891)                --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $    (11,522,033)  $    (11,927,853)  $     (9,456,846)  $       (711,466)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $     14,089,683   $      9,146,249   $      9,791,250   $      1,069,293
      Class B                                                  11,208,149         16,613,696         13,511,366          1,654,870
      Class I                                                          --                 --            651,194                 --
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                     553,736            534,929            634,250             44,714
      Class B                                                   4,305,082          4,089,815          3,521,498            259,244
      Class I                                                          --                 --             65,501                 --
   Cost of shares redeemed
      Class A                                                  (3,982,992)        (5,009,410)        (7,157,953)          (302,691)
      Class B                                                 (30,604,029)       (32,313,366)       (23,172,441)        (1,861,488)
      Class I                                                          --                 --         (1,830,712)                --
   Contingent deferred sales charges
      Class B                                                     109,263                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $     (4,321,108)  $     (6,938,087)  $     (3,986,047)  $        863,942
----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $    (11,937,789)  $    (13,559,144)  $     (7,902,460)  $        598,113
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                     $    258,836,161   $    276,468,650   $    217,339,384   $     17,146,899
----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $    246,898,372   $    262,909,506   $    209,436,924   $     17,745,012
----------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF) NET
INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                           $        247,587   $      1,316,799   $         98,057   $         (3,794)
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                           NEW YORK FUND       OHIO FUND      RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                 $     15,952,214   $      8,447,082   $      2,333,266   $      1,106,285
   Net realized gain (loss) from investment
      transactions, financial futures contracts and
      interest rate swap contracts                              2,557,327           (946,600)            44,261            265,016
   Net change in unrealized appreciation (depreciation)
      from investments, financial futures contracts
      and interest rate swap contracts                         (7,881,483)          (616,783)        (1,473,126)          (943,833)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $     10,628,058   $      6,883,699   $        904,401   $        427,468
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $     (1,694,599)  $       (801,232)  $       (539,044)  $       (167,373)
      Class B                                                 (13,299,285)        (7,311,020)        (1,783,128)          (935,604)
      Class C                                                          (1)                --                 --                 --
   From net realized gain
      Class A                                                     (17,681)                --                 --                 --
      Class B                                                    (167,562)                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $    (15,179,128)  $     (8,112,252)  $     (2,322,172)  $     (1,102,977)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $     20,783,568   $      7,099,625   $      3,661,350   $        742,510
      Class B                                                  23,741,648         10,058,719          5,661,025          2,614,273
      Class C                                                      11,338                 --                 --                 --
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                     870,196            347,249            297,434            115,057
      Class B                                                   7,822,908          3,430,722            968,352            462,585
   Cost of shares redeemed
      Class A                                                  (8,618,482)        (6,276,257)        (2,165,677)          (771,737)
      Class B                                                 (40,678,610)       (22,283,785)        (7,055,542)        (2,549,461)
   Contingent deferred sales charges
      Class B                                                      95,813                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $      4,028,379   $     (7,623,727)  $      1,366,942   $        613,227
-----------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                               $       (522,691)  $     (8,852,280)  $        (50,829)  $        (62,282)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                     $    350,314,279   $    181,541,309   $     54,682,403   $     27,218,399
-----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $    349,791,588   $    172,689,029   $     54,631,574   $     27,156,117
-----------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF) NET
INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                           $      1,157,871   $        476,506   $         37,694   $        (42,569)
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                    CALIFORNIA FUND -- CLASS A
                                            ---------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)      2002(1)(2)       2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year       $      10.920   $      11.250   $      10.880  $      10.270  $      10.320
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.548   $       0.542   $       0.548  $       0.533  $       0.536
Net realized and unrealized gain (loss)            (0.078)         (0.342)          0.352          0.619         (0.031)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.470   $       0.200   $       0.900  $       1.152  $       0.505
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.530)  $      (0.530)  $      (0.530) $      (0.542) $      (0.555)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.530)  $      (0.530)  $      (0.530) $      (0.542) $      (0.555)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-- END OF YEAR               $      10.860   $      10.920   $      11.250  $      10.880  $      10.270
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                      4.42%           1.89%           8.61%         11.46%          5.17%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $     227,878   $      34,753   $      24,863  $      21,089  $      17,617
Ratios (As a percentage of average daily
     net assets):
   Expenses(4)                                       0.90%           0.88%           0.91%          0.94%          0.89%
   Expenses after custodian fee
   reduction(4)                                      0.90%           0.87%           0.91%          0.91%          0.88%
   Net investment income                             5.09%           4.97%           5.09%          5.00%          5.35%
Portfolio Turnover of the Portfolio                    18%             21%              3%            26%            13%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.05% To 5.09%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                CALIFORNIA FUND -- CLASS B
                                            ---------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)         2003(1)        2002(1)(2)      2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.110   $      10.400   $      10.050  $       9.490  $       9.520
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.483   $       0.481   $       0.474  $       0.450  $       0.475
Net realized and unrealized gain (loss)            (0.083)         (0.317)          0.327          0.572         (0.024)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.400   $       0.164   $       0.801  $       1.022  $       0.451
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.455)  $      (0.459)  $      (0.455) $      (0.467) $      (0.487)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.455)  $      (0.459)  $      (0.455) $      (0.467) $      (0.487)
-----------------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES           $       0.005   $       0.005   $       0.004  $       0.005  $       0.006
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      10.060   $      10.110   $      10.400  $      10.050  $       9.490
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.14%           1.73%           8.30%         11.09%          5.06%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $       1,983   $     212,145   $     233,973  $     226,303  $     220,693
Ratios (As a percentage of average daily
     net assets):
   Expenses(4)                                       1.10%           1.09%           1.24%          1.26%          1.13%
   Expenses after custodian fee
   reduction(4)                                      1.10%           1.08%           1.24%          1.23%          1.12%
   Net investment income                             4.75%           4.79%           4.77%          4.58%          5.13%
Portfolio Turnover of the Portfolio                    18%             21%              3%            26%            13%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.73% To 4.77%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                 CALIFORNIA FUND -- CLASS C
                                                 ---------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                                          2004(1)(2)
----------------------------------------------------------------------------
Net asset value -- Beginning of period                 $      10.000
----------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                                  $       0.033
Net realized and unrealized gain                               0.062
----------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                           $       0.095
----------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                             $      (0.035)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    $      (0.035)
----------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                       $      10.060
----------------------------------------------------------------------------

TOTAL RETURN(3)                                                 0.86%
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)              $          96
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  1.65%(5)
   Expenses after custodian fee reduction                       1.65%(5)
   Net investment income                                        4.24%
Portfolio Turnover of the Portfolio                               18%

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the start of business, August 31, 2004 to September 30, 2004.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the fund's share of its corresponding Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

                                                                     FLORIDA FUND -- CLASS A
                                            ---------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.680   $      10.940   $      10.630  $      10.010  $      10.190
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.536   $       0.548   $       0.572  $       0.561  $       0.535
Net realized and unrealized gain (loss)            (0.098)         (0.259)          0.287          0.593         (0.051)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.438   $       0.289   $       0.859  $       1.154  $       0.484
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.538)  $      (0.549)  $      (0.549) $      (0.534) $      (0.539)
From net realized gain                                 --              --              --             --         (0.125)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.538)  $      (0.549)  $      (0.549) $      (0.534) $      (0.664)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      10.580   $      10.680   $      10.940  $      10.630  $      10.010
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.18%           2.76%           8.38%         11.76%          5.05%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $     193,379   $      25,996   $      21,866  $      14,759  $      12,558
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.82%           0.79%           0.86%          0.85%          0.89%
   Expenses after custodian fee
     reduction(4)                                    0.82%           0.78%           0.82%          0.79%          0.84%
   Net investment income                             5.09%           5.12%           5.40%          5.38%          5.42%
Portfolio Turnover of the Portfolio                     9%             23%             19%            11%            12%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 5.39% To 5.40%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                      FLORIDA FUND -- CLASS B
                                            ---------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year       $      10.950   $      11.220   $      10.900  $      10.270  $      10.430
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.469   $       0.482   $       0.507  $       0.495  $       0.479
Net realized and unrealized gain (loss)            (0.110)         (0.272)          0.293          0.603         (0.046)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.359   $       0.210   $       0.800  $       1.098  $       0.433
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.469)  $      (0.480)  $      (0.480) $      (0.468) $      (0.468)
From net realized gain                                 --              --              --             --         (0.125)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.469)  $      (0.480)  $      (0.480) $      (0.468) $      (0.593)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      10.840   $      10.950   $      11.220  $      10.900  $      10.270
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      3.34%           1.93%           7.56%         10.93%          4.38%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $      51,162   $     236,914   $     254,603  $     257,813  $     264,028
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       1.57%           1.54%           1.61%          1.60%          1.58%
   Expenses after custodian fee
     reduction(4)                                    1.57%           1.53%           1.57%          1.54%          1.53%
   Net investment income                             4.26%           4.39%           4.67%          4.64%          4.73%
Portfolio Turnover of the Portfolio                     9%             23%             19%            11%            12%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.66% To 4.67%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                   MASSACHUSETTS FUND -- CLASS A
                                            ---------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)         2003(1)       2002(1)(2)       2001(1)         2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $       9.680   $       9.850   $       9.550  $       9.020  $       9.110
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.484   $       0.492   $       0.496  $       0.484  $       0.478
Net realized and unrealized gain (loss)            (0.020)         (0.180)          0.285          0.531         (0.071)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.464   $       0.312   $       0.781  $       1.015  $       0.407
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.484)  $      (0.482)  $      (0.481) $      (0.485) $      (0.497)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.484)  $      (0.482)  $      (0.481) $      (0.485) $      (0.497)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $       9.660   $       9.680   $       9.850  $       9.550  $       9.020
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.92%           3.29%           8.48%         11.48%          4.70%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $     143,086   $      41,413   $      38,857  $      26,819  $      11,212
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.81%           0.81%           0.82%          0.84%          0.87%
   Expenses after custodian fee
     reduction(4)                                    0.81%           0.80%           0.80%          0.80%          0.85%
   Net investment income                             5.05%           5.09%           5.21%          5.10%          5.49%
Portfolio Turnover of the Portfolio                    27%             16%             10%             8%            15%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.17% To 5.21%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                  MASSACHUSETTS FUND -- CLASS B
                                            ---------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.790   $      10.990   $      10.660  $      10.050  $      10.130
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.461   $       0.469   $       0.476  $       0.461  $       0.468
Net realized and unrealized gain (loss)            (0.031)         (0.209)          0.311          0.608         (0.088)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.430   $       0.260   $       0.787  $       1.069  $       0.380
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.460)  $      (0.460)  $      (0.457) $      (0.459) $      (0.460)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.460)  $      (0.460)  $      (0.457) $      (0.459) $      (0.460)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      10.760   $      10.790   $      10.990  $      10.660  $      10.050
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.07%           2.43%           7.61%         10.87%          3.93%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $      59,036   $     160,416   $     169,602  $     163,028  $     157,801
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       1.56%           1.56%           1.57%          1.59%          1.61%
   Expenses after custodian fee
     reduction(4)                                    1.56%           1.55%           1.55%          1.55%          1.59%
   Net investment income                             4.26%           4.35%           4.49%          4.41%          4.74%
Portfolio Turnover of the Portfolio                    27%             16%             10%             8%            15%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.45% To 4.49%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                  MASSACHUSETTS FUND -- CLASS I
                                            ---------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)      2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.000   $      10.170   $       9.870  $       9.310  $       9.390
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.521   $       0.529   $       0.534  $       0.518  $       0.519
Net realized and unrealized gain (loss)            (0.031)         (0.182)          0.281          0.559         (0.079)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.490   $       0.347   $       0.815  $       1.077  $       0.440
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.520)  $      (0.517)  $      (0.515) $      (0.517) $      (0.520)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.520)  $      (0.517)  $      (0.515) $      (0.517) $      (0.520)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $       9.970   $      10.000   $      10.170  $       9.870  $       9.310
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      5.04%           3.51%           8.55%         11.87%          4.92%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $       8,321   $       7,608   $       8,880  $       6,957  $       7,259
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.61%           0.61%           0.62%          0.64%          0.68%
   Expenses after custodian fee
     reduction(4)                                    0.61%           0.60%           0.60%          0.60%          0.66%
   Net investment income                             5.23%           5.29%           5.44%          5.36%          5.67%
Portfolio Turnover of the Portfolio                    27%             16%             10%             8%            15%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.40% To 5.44%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                     MISSISSIPPI FUND -- CLASS A
                                            ---------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)         2003(1)       2002(1)(2)       2001(1)         2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $       9.840   $      10.000   $       9.750  $       9.310  $       9.350
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.455   $       0.473   $       0.471  $       0.469  $       0.459
Net realized and unrealized gain (loss)            (0.116)         (0.163)          0.249          0.441         (0.023)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.339   $       0.310   $       0.720  $       0.910  $       0.436
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.459)  $      (0.470)  $      (0.470) $      (0.470) $      (0.476)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.459)  $      (0.470)  $      (0.470) $      (0.470) $      (0.476)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $       9.720   $       9.840   $      10.000  $       9.750  $       9.310
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      3.54%           3.21%           7.64%          9.98%          4.87%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $      11,379   $       2,727   $       1,945  $       2,131  $       1,269
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.84%           0.81%           0.90%          0.88%          1.02%
   Expenses after custodian fee
     reduction(4)                                    0.83%           0.79%           0.88%          0.83%          1.00%
   Net investment income                             4.70%           4.81%           4.85%          4.88%          5.02%
Portfolio Turnover of the Portfolio                    15%             11%             10%            11%             4%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.010, decrease net realized and unrealized gains per share by $0.010 and increase the ratio of net investment income to average net assets from 4.75% To 4.85%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                    MISSISSIPPI FUND -- CLASS B
                                            ---------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.060   $      10.220   $       9.970  $       9.530  $       9.560
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.393   $       0.409   $       0.409  $       0.407  $       0.404
Net realized and unrealized gain (loss)            (0.119)         (0.163)          0.247          0.444         (0.023)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.274   $       0.246   $       0.656  $       0.851  $       0.381
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.394)  $      (0.406)  $      (0.406) $      (0.411) $      (0.411)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.394)  $      (0.406)  $      (0.406) $      (0.411) $      (0.411)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $       9.940   $      10.060   $      10.220  $       9.970  $       9.530
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      2.79%           2.47%           6.75%          9.13%          4.14%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $       6,013   $      15,018   $      15,202  $      14,706  $      14,356
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       1.59%           1.56%           1.65%          1.63%          1.76%
   Expenses after custodian fee
     reduction(4)                                    1.58%           1.54%           1.63%          1.58%          1.74%
   Net investment income                             3.93%           4.07%           4.11%          4.15%          4.28%
Portfolio Turnover of the Portfolio                    15%             11%             10%            11%             4%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.010, decrease net realized and unrealized gains per share by $0.010 and increase the ratio of net investment income to average net assets from 4.01% To 4.11%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                    NEW YORK FUND -- CLASS A
                                            ---------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)          2003(1)       2002(1)(2)      2001(1)         2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      10.920   $      11.070   $      10.610  $       9.910  $       9.860
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.542   $       0.539   $       0.543  $       0.505  $       0.515
Net realized and unrealized gain (loss)            (0.049)         (0.165)          0.430          0.709          0.061
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.493   $       0.374   $       0.973  $       1.214  $       0.576
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.587)  $      (0.518)  $      (0.513) $      (0.506) $      (0.526)
From net realized gain                             (0.026)         (0.006)             --         (0.008)            --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.613)  $      (0.524)  $      (0.513) $      (0.514) $      (0.526)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      10.800   $      10.920   $      11.070  $      10.610  $       9.910
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.66%           3.54%           9.49%         12.48%          6.09%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $     335,153   $      42,481   $      29,817  $      20,429  $      11,411
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.82%           0.80%           0.82%          0.85%          0.83%
   Expenses after custodian fee
     reduction(4)                                    0.82%           0.80%           0.82%          0.85%          0.83%
   Net investment income                             5.07%           4.99%           5.11%          4.81%          5.29%
Portfolio Turnover of the Portfolio                    26%             19%              7%            19%            27%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 5.09% To 5.11%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                     NEW YORK FUND -- CLASS B
                                            ---------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------------------
                                               2004(1)         2003(1)       2002(1)(2)       2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year        $      11.800   $      11.950   $      11.450  $      10.700  $      10.640
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                       $       0.576   $       0.534   $       0.502  $       0.459  $       0.474
Net realized and unrealized gain (loss)            (0.091)         (0.181)          0.468          0.763          0.063
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                $       0.485   $       0.353   $       0.970  $       1.222  $       0.537
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                  $      (0.584)  $      (0.501)  $      (0.470) $      (0.464) $      (0.477)
From net realized gain                             (0.026)         (0.006)             --         (0.008)            --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         $      (0.610)  $      (0.507)  $      (0.470) $      (0.472) $      (0.477)
-----------------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES           $       0.005   $       0.004   $          --  $          --  $          --
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR              $      11.680   $      11.800   $      11.950  $      11.450  $      10.700
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                      4.28%           3.08%           8.70%         11.64%          5.24%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)     $       2,984   $     307,299   $     320,497  $     318,217  $     323,013
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                       0.93%           1.23%           1.57%          1.61%          1.59%
   Expenses after custodian fee
     reduction(4)                                    0.93%           1.23%           1.57%          1.61%          1.59%
   Net investment income                             4.86%           4.58%           4.37%          4.09%          4.54%
Portfolio Turnover of the Portfolio                    26%             19%              7%            19%            27%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.35% To 4.37%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                            NEW YORK FUND -- CLASS C
                                                                         -----------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                                         -----------------------------
                                                                             2004(1)        2003(1)(2)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                   $     10.050     $     10.000
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income                                                    $      0.407     $      0.002
Net realized and unrealized gain (loss)                                        (0.207)           0.049
----------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                             $      0.200     $      0.051
----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                               $     (0.424)    $     (0.001)
From net realized gain                                                         (0.026)              --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                      $     (0.450)    $     (0.001)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                         $      9.800     $     10.050
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  1.99%            0.50%
----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)                                $        940     $         11
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   1.56%            1.89%(5)
   Expenses after custodian fee reduction(4)                                     1.56%            1.89%(5)
   Net investment income                                                         4.17%            6.41%(5)
Portfolio Turnover of the Portfolio                                                26%              19%

(1) Net investment income per share was computed using average shares outstanding.

(2)  Class C shares commenced operations on September 30, 2003.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

                                                                              OHIO FUND -- CLASS A
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                       2004(1)         2003        2002(1)(2)      2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $    9.230     $    9.290     $    9.130     $    8.920     $    9.120
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                $    0.491     $    0.499     $    0.490     $    0.506     $    0.506
Net realized and unrealized gain (loss)                  (0.034)        (0.077)         0.148          0.229         (0.186)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                         $    0.457     $    0.422     $    0.638     $    0.735     $    0.320
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                           $   (0.507)    $   (0.482)    $   (0.478)    $   (0.515)    $   (0.516)
From net realized gain                                       --             --             --         (0.010)        (0.004)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $   (0.507)    $   (0.482)    $   (0.478)    $   (0.525)    $   (0.520)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $    9.180     $    9.230     $    9.290     $    9.130     $    8.920
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                            5.07%          4.73%          7.23%          8.43%          3.74%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)              $  126,212     $   15,612     $   14,526     $   12,153     $    8,052
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                             0.85%          0.81%          0.84%          0.86%          0.88%
   Expenses after custodian fee reduction(4)               0.85%          0.80%          0.83%          0.85%          0.88%
   Net investment income                                   5.38%          5.46%          5.40%          5.50%          5.74%
Portfolio Turnover of the Portfolio                           9%            15%            15%            22%            28%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                              OHIO FUND -- CLASS B
                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------------
                                                       2004(1)         2003        2002(1)(2)      2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $   10.430     $   10.490     $   10.320     $   10.080     $   10.290
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                $    0.477     $    0.489     $    0.479     $    0.493     $    0.495
Net realized and unrealized gain (loss)                  (0.054)        (0.081)         0.154          0.258         (0.201)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                         $    0.423     $    0.408     $    0.633     $    0.751     $    0.294
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                           $   (0.493)    $   (0.468)    $   (0.463)    $   (0.501)    $   (0.500)
From net realized gain                                       --             --             --         (0.010)        (0.004)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $   (0.493)    $   (0.468)    $   (0.463)    $   (0.511)    $   (0.504)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $   10.360     $   10.430     $   10.490     $   10.320     $   10.080
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                            4.14%          4.01%          6.30%          7.66%          3.04%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)              $   36,545     $  157,077     $  167,015     $  169,811     $  174,964
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                             1.60%          1.56%          1.59%          1.62%          1.65%
   Expenses after custodian fee reduction(4)               1.60%          1.55%          1.58%          1.61%          1.65%
   Net investment income                                   4.56%          4.73%          4.67%          4.81%          4.96%
Portfolio Turnover of the Portfolio                           9%            15%            15%            22%            28%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                    RHODE ISLAND FUND -- CLASS A
                                                     ----------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                       2004(1)        2003(1)      2002(1)(2)        2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $    9.760     $   10.010     $    9.710     $    9.120     $    9.070
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                $    0.462     $    0.472     $    0.472     $    0.474     $    0.471
Net realized and unrealized gain (loss)                   0.028         (0.253)         0.297          0.582          0.046
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                         $    0.490     $    0.219     $    0.769     $    1.056     $    0.517
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                           $   (0.470)    $   (0.469)    $   (0.469)    $   (0.466)    $   (0.467)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $   (0.470)    $   (0.469)    $   (0.469)    $   (0.466)    $   (0.467)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $    9.780     $    9.760     $   10.010     $    9.710     $    9.120
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                            5.13%          2.29%          8.21%         11.80%          5.95%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)              $   26,558     $   11,701     $   10,169     $    7,630     $    4,245
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                             0.77%          0.74%          0.75%          0.74%          0.79%
   Expenses after custodian fee reduction(4)               0.77%          0.73%          0.72%          0.69%          0.76%
   Net investment income                                   4.74%          4.82%          4.89%          5.01%          5.27%
Portfolio Turnover of the Portfolio                          16%            19%            13%            14%            15%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.87% to 4.89%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                RHODE ISLAND FUND -- CLASS B
                                                        -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                        -----------------------------------------------------------------------
                                                           2004(1)        2003(1)      2002(1)(2)        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     9.990    $    10.250    $     9.940    $     9.340    $     9.280
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $     0.401    $     0.409    $     0.410    $     0.414    $     0.414
Net realized and unrealized gain (loss)                       0.016         (0.262)         0.307          0.590          0.048
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $     0.417    $     0.147    $     0.717    $     1.004    $     0.462
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $    (0.407)   $    (0.407)   $    (0.407)   $    (0.404)   $    (0.402)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $    (0.407)   $    (0.407)   $    (0.407)   $    (0.404)   $    (0.402)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    10.000    $     9.990    $    10.250    $     9.940    $     9.340
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                4.25%          1.48%          7.42%         10.96%          5.17%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $    25,084    $    42,930    $    44,513    $    37,300    $    33,316
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 1.52%          1.49%          1.50%          1.49%          1.56%
   Expenses after custodian fee reduction(4)                   1.52%          1.48%          1.47%          1.44%          1.53%
   Net investment income                                       4.00%          4.08%          4.14%          4.25%          4.56%
Portfolio Turnover of the Portfolio                              16%            19%            13%            14%            15%


(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 4.12% to 4.14%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                               WEST VIRGINIA FUND -- CLASS A
                                                        -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                        -----------------------------------------------------------------------
                                                           2004(1)         2003        2002(1)(2)        2001          2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     9.880    $    10.130    $     9.750    $     9.290    $     9.290
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $     0.462    $     0.468    $     0.465    $     0.479    $     0.459
Net realized and unrealized gain (loss)                      (0.081)        (0.253)         0.380          0.448          0.020
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $     0.381    $     0.215    $     0.845    $     0.927    $     0.479
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $    (0.451)   $    (0.465)   $    (0.465)   $    (0.467)   $    (0.479)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $    (0.451)   $    (0.465)   $    (0.465)   $    (0.467)   $    (0.479)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $     9.810    $     9.880    $    10.130    $     9.750    $     9.290
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.94%          2.23%          8.97%         10.16%          5.39%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $    18,670    $     3,522    $     3,517    $     2,931    $     2,310
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 0.79%          0.73%          0.78%          0.78%          0.91%
   Expenses after custodian fee reduction(4)                   0.78%          0.71%          0.77%          0.74%          0.89%
   Net investment income                                       4.73%          4.74%          4.78%          4.93%          5.02%
Portfolio Turnover of the Portfolio                              12%            21%            19%            12%             7%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.75% to 4.78%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

                                                                               WEST VIRGINIA FUND -- CLASS B
                                                        -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                        -----------------------------------------------------------------------
                                                           2004(1)         2003        2002(1)(2)        2001          2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    10.080    $    10.340    $     9.950    $     9.480    $     9.470
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $     0.395    $     0.402    $     0.403    $     0.411    $     0.402
Net realized and unrealized gain (loss)                      (0.087)        (0.261)         0.388          0.465          0.019
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $     0.308    $     0.141    $     0.791    $     0.876    $     0.421
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $    (0.388)   $    (0.401)   $    (0.401)   $    (0.406)   $    (0.411)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $    (0.388)   $    (0.401)   $    (0.401)   $    (0.406)   $    (0.411)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    10.000    $    10.080    $    10.340    $     9.950    $     9.480
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.09%          1.41%          8.17%          9.41%          4.62%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $     8,550    $    23,634    $    23,701    $    21,775    $    22,394
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 1.55%          1.48%          1.53%          1.53%          1.62%
   Expenses after custodian fee reduction(4)                   1.54%          1.46%          1.52%          1.49%          1.60%
   Net investment income                                       3.91%          3.99%          4.05%          4.20%          4.32%
Portfolio Turnover of the Portfolio                              12%            21%            19%            12%             7%

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.02% to 4.05%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                        See notes to financial statements

EATON VANCE MUNICIPALS FUNDS as of September 30, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California
     Fund), Eaton Vance Florida Municipals Fund (Florida Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund). The Florida Fund, the Mississippi Fund, the Ohio Fund, the Rhode Island Fund and the West Virginia Fund offer two classes of shares. The California Fund, Massachusetts Fund and the New York Fund offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares and Class C shares of California Fund and New York Fund are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Funds automatically convert to Class A shares eight years after their purchase as described in each Fund's prospectus. In addition, all Class B shares of Eaton Vance California Fund and Eaton Vance New York Fund purchased on or before March 16, 2004 converted to Class A shares of the same Fund on April 8, 2004. Class B shares acquired through reinvestment of distributions will convert in proportion to shares not acquired through reinvestment. Class I shares of the Massachusetts Fund are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The California Fund invests its assets in the California Municipals Portfolio, the Florida Fund invests its assets in the Florida Municipals Portfolio, the Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the New York Fund invests its assets in the New York Municipals Portfolio, the Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at September 30, 2004 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

     C FEDERAL TAXES -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2004, certain Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

     FUND                  AMOUNT          EXPIRES
     -------------------------------------------------------
     California          $       663,911   September 30, 2008
                               1,155,825   September 30, 2009
                                 723,504   September 30, 2010
                               1,373,331   September 30, 2011

     Florida                     421,007   September 30, 2009
                               3,994,644   September 30, 2010

     Massachusetts                 2,135   September 30, 2005
                               1,741,735   September 30, 2010
                               1,430,573   September 30, 2011
                                 355,911   September 30, 2012

     Mississippi                  40,090   September 30, 2010
                                  53,963   September 30, 2011
                                  20,204   September 30, 2012

     Ohio                      1,520,480   September 30, 2010
                               6,140,842   September 30, 2011

     Rhode Island                 34,703   September 30, 2005
                                 184,964   September 30, 2008
                                 293,745   September 30, 2009
                                  21,737   September 30, 2010
                                  90,400   September 30, 2011

     West Virginia               170,463   September 30, 2005
                                     526   September 30, 2008
                                 171,534   September 30, 2009
                                 211,865   September 30, 2010

     Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

     Additionally, at September 30, 2004, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund had net capital losses of $1,474,129, $5,554,435, $1,356,277, $305,354, $1,081,521, $1,534,730, $347,120 and
     $531,125, respectively, attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of each Fund's taxable year ending September 30, 2005.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All credit balances used to reduce each Fund's custodian fees are reported as a reduction of total expenses in the Statements of Operations.

     E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

     G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H OTHER -- Investment transactions are accounted for on a trade-date basis.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United

     States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the difference in method for accreting market discount and amortizing premiums.

     The tax character of distributions paid for the years ended September 30, 2004 and September 30, 2003 was as follows:

     YEAR ENDED 9/30/04                  CALIFORNIA          FLORIDA        MASSACHUSETTS      MISSISSIPPI
     -------------------------------------------------------------------------------------------------------
     Distributions declared from:
     Tax-exempt income                 $    11,624,744   $    11,808,142   $     9,848,431   $       759,657
     Ordinary income                   $        34,099   $         3,852   $         7,063   $            --

     YEAR ENDED 9/30/03                   CALIFORNIA          FLORIDA       MASSACHUSETTS      MISSISSIPPI
     -------------------------------------------------------------------------------------------------------
     Distributions declared from:
     Tax-exempt income                 $    11,517,451   $    11,924,414   $     9,454,422   $       711,466
     Ordinary income                   $         4,582   $         3,439   $         2,424   $            --

                                                                                                  WEST
     YEAR ENDED 9/30/04                    NEW YORK            OHIO          RHODE ISLAND       VIRGINIA
     -------------------------------------------------------------------------------------------------------
     Distributions declared from:
     Tax-exempt income                 $    18,422,069   $     8,507,143   $     2,315,837   $     1,119,234
     Ordinary income                   $       243,536   $        11,656   $         6,707   $            --
     Long-term capital gain            $       538,695   $            --   $            --   $            --

                                                                                                  WEST
     YEAR ENDED 9/30/03                    NEW YORK            OHIO          RHODE ISLAND       VIRGINIA
     -------------------------------------------------------------------------------------------------------
     Distributions declared from:
     Tax-exempt income                 $    14,990,406   $     8,112,135   $     2,321,051   $     1,094,332
     Ordinary income                   $         3,479   $           117   $         1,121   $         8,645
     Long-term capital gain            $       185,243   $            --   $            --   $            --

     During the year ended September 30, 2004, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, and capital losses:

                                         CALIFORNIA          FLORIDA        MASSACHUSETTS      MISSISSIPPI
     -------------------------------------------------------------------------------------------------------
     Increase (decrease):
       Paid in capital                 $   (15,377,804)  $            --   $    (7,763,971)  $    (1,377,618)
     Accumulated net
       realized gain/(loss)
       on investments                  $    15,568,156   $        79,813   $     7,854,788   $     1,393,199
     Accumulated
       undistributed
       income                          $      (190,352)  $       (79,813)  $       (90,817)  $       (15,581)

                                                                                                  WEST
                                           NEW YORK            OHIO          RHODE ISLAND       VIRGINIA
     -------------------------------------------------------------------------------------------------------
     Increase (decrease):
       Paid in capital                 $        (3,034)  $            --   $    (1,523,129)  $      (631,027)
     Accumulated net
       realized gain/(loss)
       on investments                  $       187,989   $        43,020   $     1,533,308   $       651,240
     Accumulated
       undistributed
       income                          $      (184,955)  $       (43,020)  $       (10,179)  $       (20,213)

     These changes had no effect on the net assets or net asset value per share of the Funds.

     As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                         CALIFORNIA          FLORIDA        MASSACHUSETTS      MISSISSIPPI
     -------------------------------------------------------------------------------------------------------
     Undistributed
       Income                          $       580,759   $     1,674,930   $       421,340   $        12,585
     Capital loss
       carryforward                    $    (3,916,571)  $    (4,415,651)  $    (3,530,354)  $      (114,257)
     Unrealized
       gain/(loss)                     $    27,972,964   $    20,516,483   $    16,604,671   $     1,351,016
     Other temporary
       differences                     $    (1,461,133)  $    (5,011,880)  $    (1,102,206)  $      (288,555)

                                                                                                  WEST
                                           NEW YORK            OHIO          RHODE ISLAND       VIRGINIA
     -------------------------------------------------------------------------------------------------------
     Undistributed
       income                          $       105,318   $       484,670   $        86,994   $         5,633
     Capital loss
       carryforward                    $            --   $    (7,661,322)  $      (625,549)  $      (554,388)
     Unrealized
       gain/(loss)                     $    36,569,617   $    10,498,457   $     3,095,988   $     1,685,732
     Other temporary
       differences                     $       293,921   $    (1,324,805)  $      (302,460)  $      (497,034)

3    SHARES OF BENEFICIAL INTEREST

     The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                                     CALIFORNIA FUND
                                                             -------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------
     CLASS A                                                     2004               2003
     --------------------------------------------------------------------------------------
     Sales                                                     19,825,738         1,287,268
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             307,754            50,751
     Redemptions                                               (2,340,066)         (366,019)
     --------------------------------------------------------------------------------------
     NET INCREASE                                              17,793,426           972,000
     --------------------------------------------------------------------------------------

                                                                   CALIFORNIA FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        770,261         1,106,278
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             316,786           425,427
     Redemptions                                              (21,877,983)       (3,040,867)
     --------------------------------------------------------------------------------------
     NET DECREASE                                             (20,790,936)       (1,509,162)
     --------------------------------------------------------------------------------------

                                                                   CALIFORNIA FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS C                                                     2004(1)            2003
     --------------------------------------------------------------------------------------
     Sales                                                         10,026                --
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                                   9                --
     Redemptions                                                     (479)               --
     --------------------------------------------------------------------------------------
     NET INCREASE                                                   9,556                --
     --------------------------------------------------------------------------------------

                                                                    FLORIDA FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                     17,501,497           853,411
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             277,201            50,068
     Redemptions                                               (1,936,874)         (468,348)
     --------------------------------------------------------------------------------------
     NET INCREASE                                              15,841,824           435,131
     --------------------------------------------------------------------------------------

                                                                    FLORIDA FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        538,697         1,510,400
     Issued to shareholders electing to
     receive payments of distributions
       in Fund shares                                             293,367           372,326
     Redemptions                                              (17,742,306)       (2,948,167)
     --------------------------------------------------------------------------------------
     NET DECREASE                                             (16,910,242)       (1,065,441)
     --------------------------------------------------------------------------------------

                                                                 MASSACHUSETTS FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                     11,510,297         1,008,027
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             256,073            65,592
     Redemptions                                               (1,225,646)         (740,320)
     --------------------------------------------------------------------------------------
     NET INCREASE                                              10,540,724           333,299
     --------------------------------------------------------------------------------------

                                                                 MASSACHUSETTS FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        493,561         1,251,555
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             256,000           325,819
     Redemptions                                              (10,127,004)       (2,153,073)
     --------------------------------------------------------------------------------------
     NET DECREASE                                              (9,377,443)         (575,699)
     --------------------------------------------------------------------------------------

                                                                 MASSACHUSETTS FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS I                                                       2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                         76,742            65,065
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                               5,007             6,538
     Redemptions                                                   (8,225)         (183,579)
     --------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                       73,524          (111,976)
     --------------------------------------------------------------------------------------

                                                                  MISSISSIPPI FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                      2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                      1,048,406           108,796
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              14,656             4,552
     Redemptions                                                 (169,326)          (30,779)
     --------------------------------------------------------------------------------------
     NET INCREASE                                                 893,736            82,569
     --------------------------------------------------------------------------------------

                                                                   MISSISSIPPI FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                       2004             2003
     --------------------------------------------------------------------------------------
     Sales                                                         52,254           163,807
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              19,572            25,752
     Redemptions                                                 (959,053)         (184,337)
     --------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                     (887,227)            5,222
     --------------------------------------------------------------------------------------

                                                                    NEW YORK FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                     29,701,216         1,915,927
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             555,548            80,619
     Redemptions                                               (3,106,679)         (800,097)
     --------------------------------------------------------------------------------------
     NET INCREASE                                              27,150,085         1,196,449
     --------------------------------------------------------------------------------------

                                                                    NEW YORK FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        770,526         2,031,769
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             580,371           668,999
     Redemptions                                              (27,137,667)       (3,480,072)
     --------------------------------------------------------------------------------------
     NET DECREASE                                             (25,786,770)         (779,304)
     --------------------------------------------------------------------------------------

                                                                    NEW YORK FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS C                                                       2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                         96,144             1,134
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                                 843                --
     Redemptions                                                   (2,210)               --
     --------------------------------------------------------------------------------------
     NET INCREASE                                                  94,777             1,134
     --------------------------------------------------------------------------------------

                                                                      OHIO FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                     13,007,489           775,644
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             229,393            38,054
     Redemptions                                               (1,183,403)         (686,364)
     --------------------------------------------------------------------------------------
     NET INCREASE                                              12,053,479           127,334
     --------------------------------------------------------------------------------------

                                                                      OHIO FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                     2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        415,410           974,488
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                             231,417           332,079
     Redemptions                                              (12,181,291)       (2,162,387)
     --------------------------------------------------------------------------------------
     NET DECREASE                                             (11,534,464)         (855,820)
     --------------------------------------------------------------------------------------

                                                                  RHODE ISLAND FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                      2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                      1,839,665           374,894
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              42,798            30,427
     Redemptions                                                 (365,398)         (222,426)
     --------------------------------------------------------------------------------------
     NET INCREASE                                               1,517,065           182,895
     --------------------------------------------------------------------------------------

                                                                  RHODE ISLAND FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                      2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        160,842           565,453
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              82,458            96,623
     Redemptions                                               (2,033,790)         (707,921)
     --------------------------------------------------------------------------------------
     NET DECREASE                                              (1,790,490)          (45,845)
     --------------------------------------------------------------------------------------

                                                                  WEST VIRGINIA FUND
                                                          ---------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS A                                                      2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                      1,703,321            75,068
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              31,282            11,656
     Redemptions                                                 (188,090)          (77,421)
     --------------------------------------------------------------------------------------
     NET INCREASE                                               1,546,513             9,303
     --------------------------------------------------------------------------------------

                                                                 WEST VIRGINIA FUND
                                                          ---------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------
     CLASS B                                                      2004              2003
     --------------------------------------------------------------------------------------
     Sales                                                        128,738           258,798
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                                              34,334            45,804
     Redemptions                                               (1,653,019)         (252,506)
     --------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                   (1,489,947)           52,096
     --------------------------------------------------------------------------------------

     (1) Class C shares of the California Fund commenced operations on August 31, 2004.

     (2) Class C shares of the New York Fund commenced operations on September 30, 2003.

4    TRANSACTIONS WITH AFFILIATES

     Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended September 30, 2004, EVM earned $7,178, $9,435, $8,140, $932, $14,351,
     $7,849, $2,263 and $1,592 in sub-transfer agent fees from the California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $11,412, $16,140, $21,571, $848, $27,796, $14,395, $5,898, and $2,893 from the California
     Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2004.

5    DISTRIBUTION AND SERVICE PLANS

     Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). In addition, the California Fund and New York Fund each has in effect a distribution plan for Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Class B and Class C shares to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares and Class C shares (if applicable) for providing ongoing distribution services and facilities to the Fund. The Funds will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% (in the case of Class B) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see
     Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and Class C and, accordingly, reduces Class B and Class C net assets. For the year ended September 30, 2004, Florida Fund, Massachusetts Fund, Mississippi Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, paid $1,076,354, $820,656, $78,733, $719,577, $256,643 and $122,197
     respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. The California Fund and New York Fund paid $242,933 and $209,237, representing 0.22% and 0.13%, respectively, of the Fund's Class B average daily net assets. For the year ended September 30, 2004, the California Fund and the New York Fund paid $22 and $3,252, respectively to EVD, representing 0.75% of the Fund's Class C average daily net assets. At September 30, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund were approximately $61,000, $1,336,000, $1,350,000, $498,000, $100,000, $527,000, $1,210,000 and $582,000,
     respectively, and approximately $6,000 and $54,000 calculated under the Class C Plan for California and New York, respectively.

     The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20%, (0.25% for the California Fund) of each Fund's average daily net assets attributable to Class A, Class B and, if applicable, Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended September 30, 2004, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund paid or accrued service fees to EVD in the amount of $317,858, $223,076, $189,082, $14,627, $361,236, $144,291,
     $38,627 and $21,522, respectively, for Class A shares, and $278,361, $287,027, $218,842, $20,995, $325,131, $191,887, $68,438 and $32,586,
     respectively, for Class B shares, and $7 and $862 for Class C shares of the California Fund and the New York Fund.

     Certain officers and Trustees of the Funds are officers or directors of the above organization.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within 18 months of purchase, Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemption charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B and, if applicable, Class C Plans (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $11,000, $10,000, $500 and $5,000 of CDSC paid by Class A shareholders of Florida Fund, Massachusetts Fund, New York Fund and Ohio Fund, respectively, and $69,000, $82,000, $92,000, $9,000, $82,000, $95,000, $54,000 and $10,000 of CDSC paid by Class B shareholders of California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, for the year ended September 30, 2004. During the year ended September 30, 2004, $58,813 and $74,425, respectively, was paid directly to the California Fund and the New York Fund for days when no Uncovered Distribution Charges existed. EVD did not receive any CDSC paid by Class C shareholders for the year ended September 30, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 2004 were as follows:

     CALIFORNIA FUND

     Increases                                            $    20,730,516
     Decreases                                                 46,474,604

     FLORIDA FUND

     Increases                                            $    21,361,922
     Decreases                                                 50,810,134

     MASSACHUSETTS FUND

     Increases                                            $    22,264,139
     Decreases                                                 32,010,538

     MISSISSIPPI FUND

     Increases                                            $     2,252,661
     Decreases                                                  3,237,589

     NEW YORK FUND

     Increases                                            $    32,310,253
     Decreases                                                 59,797,228

     OHIO FUND

     Increases                                            $    13,863,686
     Decreases                                                 32,710,754

     RHODE ISLAND FUND

     Increases                                            $     5,345,845
     Decreases                                                 11,091,758

     WEST VIRGINIA FUND

     Increases                                            $     3,066,853
     Decreases                                                  4,104,501

8    SUBSEQUENT EVENT

     Each of the Funds invests its assets in a corresponding investment company (referred to as a Portfolio) that has the same investment objective and policies as each Fund. Effective October 1, 2004, each Fund began to invest its assets directly in securities. Each Fund's investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolios, acts as investment adviser to each Fund. The investment advisory fee paid remains unchanged.

EATON VANCE MUNICIPALS FUND as of September 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) (the Trust) as of September 30, 2004, and related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 2004, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE MUNICIPALS FUND as of September 30, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends and capital gains dividends.

EXEMPT-INTEREST DIVIDENDS -- The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

         California Municipals Fund          99.71%
         Florida Municipals Fund             99.97%
         Massachusetts Municipals Fund       99.93%
         Mississippi Municipals Fund        100.00%
         New York Municipals Fund            99.98%
         Ohio Municipals Fund                99.86%
         Rhode Island Municipals Fund        99.70%
         West Virginia Municipals Fund      100.00%

CAPITAL GAINS DIVIDENDS -- The New York Fund designates $538,695 as a capital gain dividend.

CALIFORNIA MUNICIPALS PORTFOLIO as of September 30, 2004

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.7%

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
COGENERATION -- 0.9%

$            2,000    Sacramento Power Authority, (Campbell's Soup),
                      6.00%, 7/1/22                                                   $       2,109,340
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,109,340
-------------------------------------------------------------------------------------------------------

EDUCATION -- 3.0%

$            2,500    California Educational Facilities Authority,
                      (Santa Clara University), 5.25%, 9/1/26                         $       2,717,350
             4,000    California Educational Facilities Authority,
                      (Stanford University), 5.25%, 12/1/32                                   4,191,440
-------------------------------------------------------------------------------------------------------
                                                                                      $       6,908,790
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 18.0%

$            4,000    Foothill/Eastern Transportation Corridor Agency,
                      Escrowed to Maturity, 0.00%, 1/1/20                             $       1,985,560
             1,000    Sacramento County, Single Family, (GNMA), (AMT),
                      Escrowed to Maturity, 8.25%, 1/1/21                                     1,437,240
            11,285    Sacramento County, Single Family, (GNMA), (AMT),
                      Escrowed to Maturity, 8.50%, 11/1/16                                   16,086,767
            12,000    San Joaquin Hills, Transportation Corridor Agency,
                      Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14                    8,337,120
             5,765    San Joaquin Hills, Transportation Corridor Agency,
                      Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26                    1,987,138
            35,975    San Joaquin Hills, Transportation Corridor Agency,
                      Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/27                   11,691,875
-------------------------------------------------------------------------------------------------------
                                                                                      $      41,525,700
-------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 4.5%

$            1,760    California, 5.00%, 2/1/21                                       $       1,842,298
             1,000    California, 5.25%, 4/1/30                                               1,028,390
             2,250    California, 5.25%, 4/1/34                                               2,323,575
             5,000    California, 5.50%, 11/1/33                                              5,302,300
-------------------------------------------------------------------------------------------------------
                                                                                      $      10,496,563
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 7.0%

$            1,000    California Health Facilities Financing Authority,
                      (Catholic Healthcare West), 5.25%, 7/1/23                       $       1,007,510
             4,000    California Health Facilities Financing Authority,
                      (Marshall Medical Center), 5.00%, 11/1/33                               3,948,480
             2,250    California Infrastructure and Economic Development,
                      (Kaiser Hospital), 5.50%, 8/1/31                                        2,319,660
             1,850    California Statewide Communities Development Authority,
                      (Kaiser Permanente), 5.50%, 11/1/32                                     1,902,392
$            1,500    California Statewide Communities Development Authority,
                      (Sonoma County Indian Health), 6.40%, 9/1/29                    $       1,532,370
               470    Eastern Plumas Health Care District, 7.50%, 8/1/07                        480,716
             2,700    San Benito Health Care District, 5.40%, 10/1/20                         2,643,408
             1,000    Torrance Hospital, (Torrance Memorial Medical Center),
                      5.50%, 6/1/31                                                           1,033,700
             1,250    Washington Township Health Care District,
                      5.25%, 7/1/29                                                           1,275,875
-------------------------------------------------------------------------------------------------------
                                                                                      $      16,144,111
-------------------------------------------------------------------------------------------------------

HOUSING -- 1.6%

$            1,500    California Statewide Communities Development Authority,
                      (Corporate Fund for Housing), 6.50%, 12/1/29                    $       1,498,905
               500    California Statewide Communities Development Authority,
                      (Corporate Fund for Housing), 7.25%, 12/1/34                              496,595
             1,457    Commerce (Hermitage III Senior Apartments),
                      6.50%, 12/1/29                                                          1,344,300
               437    Commerce (Hermitage III Senior Apartments),
                      6.85%, 12/1/29                                                            400,633
-------------------------------------------------------------------------------------------------------
                                                                                      $       3,740,433
-------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 1.1%

$            2,750    California Pollution Control Financing Authority,
                      (Browning Ferris Industries), (AMT), 5.80%, 12/1/16             $       2,609,447
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,609,447
-------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 0.6%

$            1,330    Puerto Rico Industrial, Tourist, Educational, Medical and
                      Environmental, Residual Certificates, (MBIA),
                      Variable Rate, 7/1/33(1)(2)                                     $       1,410,598
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,410,598
-------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 8.1%

$            4,100    California Pollution Control Financing Authority, (San Diego
                      Gas and Electric), (MBIA), 5.90%, 6/1/14                        $       4,846,036
             5,000    California Pollution Control Financing Authority, PCR,
                      (Pacific Gas and Electric), (MBIA), (AMT),
                      5.35%, 12/1/16                                                          5,419,950
             3,000    Northern California Power Agency, (MBIA),
                      Variable Rate, 7/1/23(1)(2)                                             3,387,480
               500    Puerto Rico Electric Power Authority, (FSA),
                      Variable Rate, 7/1/29(1)(2)                                               576,470
             7,070    Southern California Public Power Authority, (MBIA),
                      0.00%, 7/1/15                                                           4,462,725
-------------------------------------------------------------------------------------------------------
                                                                                      $      18,692,661
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
INSURED-ESCROWED / PREREFUNDED -- 2.7%

$           15,000    Foothill/Eastern Corridor Agency, Toll Road Bonds,
                      Escrowed to Maturity, (FSA), 0.00%, 1/1/28                      $       4,614,000
             1,500    Inland Empire Solid Waste Finance Authority, (FSA),
                      (AMT), Escrowed to Maturity, 6.25%, 8/1/11                              1,702,140
-------------------------------------------------------------------------------------------------------
                                                                                      $       6,316,140
-------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 5.7%

$            2,400    California, (AMBAC), 5.00%, 2/1/28                              $       2,545,584
             2,500    California, Residual Certificates, (AMBAC),
                      Variable Rate, 10/1/30(1)(2)                                            3,085,050
             2,285    Merced Unified School District, (FGIC), 0.00%, 8/1/19                   1,139,529
             3,300    Puerto Rico, (FSA), Variable Rate, 7/1/27(1)(2)                         4,246,077
             1,500    San Diego Unified School District, (MBIA),
                      Variable Rate, 7/1/24(1)(2)                                             2,203,710
-------------------------------------------------------------------------------------------------------
                                                                                      $      13,219,950
-------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 2.1%

$            2,550    California Statewide Communities Development Authority,
                      (Children's Hospital Los Angeles), (MBIA),
                      5.25%, 8/15/29                                                  $       2,653,377
             1,640    California Statewide Communities Development Authority,
                      (Sutter Health), (FSA), Variable Rate, 8/15/27(1)(2)                    2,143,792
-------------------------------------------------------------------------------------------------------
                                                                                      $       4,797,169
-------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 7.4%

$           11,280    Anaheim Public Financing Authority, (Public Improvements),
                      (FSA), 0.00%, 9/1/30                                            $       2,802,742
             6,500    Anaheim Public Financing Authority, (Public Improvements),
                      (FSA), 0.00%, 9/1/22                                                    2,643,225
             5,000    Los Angeles County, (Disney Parking), (AMBAC),
                      0.00%, 9/1/17                                                           2,790,700
             5,370    Los Angeles County, (Disney Parking), (AMBAC),
                      0.00%, 3/1/18                                                           2,888,362
            13,985    Visalia Unified School District, (MBIA), 0.00%, 12/1/17                 5,929,360
-------------------------------------------------------------------------------------------------------
                                                                                      $      17,054,389
-------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 3.6%

$            5,000    California Infrastructure and Economic Development,
                      (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/33                 $       5,111,650
             1,440    Los Angeles County, Metropolitan Transportation Authority,
                      (AMBAC), Variable Rate, 7/1/23(1)(2)                                    1,582,387
             1,000    Los Angeles County, Metropolitan Transportation Authority,
                      (FGIC), 5.25%, 7/1/30                                                   1,040,060
$            1,800    San Joaquin Hills, Transportation Corridor Agency,
                      Toll Road Bonds, (MBIA), 0.00%, 1/15/24                         $         671,760
-------------------------------------------------------------------------------------------------------
                                                                                      $       8,405,857
-------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 2.4%

$            1,670    California Water Resources, (Central Valley), (FGIC),
                      Variable Rate, 12/1/28(1)(2)                                    $       1,869,966
             3,000    San Diego County Water Authority, (FGIC),
                      Variable Rate, 4/22/09(3)                                               3,770,580
-------------------------------------------------------------------------------------------------------
                                                                                      $       5,640,546
-------------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 17.2%

$            6,500    California Public Works, (University of California),
                      5.00%, 6/1/23                                                   $       6,501,885
             5,000    California Public Works, (University of California),
                      5.25%, 6/1/20                                                           5,525,100
             1,500    California Public Works, (University of California),
                      5.50%, 6/1/14(4)                                                        1,698,030
             5,115    Los Angeles County, (Disney Parking), 0.00%, 3/1/16                     2,987,467
             1,925    Los Angeles County, (Disney Parking), 0.00%, 3/1/17                     1,057,094
             3,100    Los Angeles County, (Disney Parking), 0.00%, 3/1/20                     1,405,788
             5,770    Los Angeles County, (Marina Del Ray), 6.50%, 7/1/08                     5,877,957
             7,660    Pasadena Parking Facility, 6.25%, 1/1/18                                9,051,516
             5,000    Sacramento City Financing Authority, 5.40%, 11/1/20                     5,564,550
-------------------------------------------------------------------------------------------------------
                                                                                      $      39,669,387
-------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 1.5%

$            2,500    California Statewide Communities Development Authority,
                      (East Valley Tourist Development Authority),
                      8.25%, 10/1/14                                                  $       2,556,250
               700    Puerto Rico Infrastructure Financing Authority,
                      Variable Rate, 10/1/34(1)(2)                                              877,926
-------------------------------------------------------------------------------------------------------
                                                                                      $       3,434,176
-------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 10.3%

$            2,500    Bonita Canyon Public Financing Authority,
                      5.375%, 9/1/28                                                  $       2,508,450
             2,550    Brentwood Infrastructure Financing Authority,
                      6.375%, 9/2/33                                                          2,627,240
             2,600    Capistrano Unified School District, 5.75%, 9/1/29                       2,649,582
             1,810    Corona Public Financing Authority, 5.80%, 9/1/20                        1,814,760
             1,500    Corona-Norco Unified School District Public Financing
                      Authority, 6.125%, 9/1/31                                               1,534,230
             1,285    Fairfield Improvement Bond Act 1915,
                      (North Cordelia District), 7.375%, 9/2/18                               1,335,937

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
SPECIAL TAX REVENUE (CONTINUED)

$            2,225    Lincoln Public Financing Authority, Improvement
                      Bond Act 1915, (Twelve Bridges), 6.20%, 9/2/25                  $       2,348,755
             1,430    Moreno Valley Unified School District, 5.95%, 9/1/34                    1,450,535
             1,050    Murrieta Valley Unified School District, 6.20%, 9/1/35                  1,087,611
               995    Roseville Special Tax, 6.30%, 9/1/25                                    1,060,909
             2,300    Santa Margarita Water District, 6.20%, 9/1/20                           2,423,786
             1,000    Santaluz Community Facilities District No. 2,
                      6.20%, 9/1/30                                                           1,018,560
             1,000    Torrance Redevelopment Agency, 5.625%, 9/1/28                           1,006,440
               900    Whittier Public Financing Authority, (Greenleaf Avenue
                      Redevelopment), 5.50%, 11/1/23                                            929,889
-------------------------------------------------------------------------------------------------------
                                                                                      $      23,796,684
-------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 97.7%
   (IDENTIFIED COST $197,881,285)                                                     $     225,971,941
-------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.3%                                                $       5,259,350
-------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                  $     231,231,291
-------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 33.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.5% to 13.7% of total investments.

(1)   Security has been issued as a leveraged inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $21,383,456 or 9.2% of the Portfolio's net assets.

(3)   Security has been issued as an inverse floater bond.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

FLORIDA MUNICIPALS PORTFOLIO as of September 30, 2004

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.6%

$            6,275    Jacksonville Electric Power Authority, 5.25%, 10/1/39           $       6,468,835
-------------------------------------------------------------------------------------------------------
                                                                                      $       6,468,835
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 1.2%

$              615    Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
                      6.10%, 10/1/22                                                  $         736,967
             1,675    Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
                      6.875%, 10/1/22                                                         2,222,055
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,959,022
-------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 1.0%

$            1,000    Florida, Variable Rate, 7/1/27(1)(2)                            $       1,175,700
             2,300    Puerto Rico, 0.00%, 7/1/18                                              1,265,782
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,441,482
-------------------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 0.7%

$            1,667    Osceola County IDA Community Pooled Loan-93,
                      7.75%, 7/1/17                                                   $       1,677,635
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,677,635
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 6.5%

$            2,795    Cape Canaveral Hospital District, 5.25%, 1/1/28                 $       2,826,052
             1,000    Halifax Medical Center, 7.25%, 10/1/24                                  1,073,640
             1,000    Highlands County Health Facilities Authority,
                      (Adventist Health System), 5.375%, 11/15/35                             1,026,040
             2,750    Jacksonville, EDA, (Mayo Clinic), 5.50%, 11/15/36                       2,881,670
             1,250    Lakeland Hospital System, (Lakeland Regional
                      Health System), 5.50%, 11/15/32                                         1,275,612
             4,000    Orange County Health Facilities Authority, (Adventist
                      Health System), 5.625%, 11/15/32                                        4,198,880
             2,500    West Orange Healthcare District, 5.80%, 2/1/31                          2,567,175
-------------------------------------------------------------------------------------------------------
                                                                                      $      15,849,069
-------------------------------------------------------------------------------------------------------

HOUSING -- 2.1%

$            1,800    Florida Capital Projects Finance Authority, Student Housing
                      Revenue, (Florida University), 7.75%, 8/15/20                   $       1,834,956
               120    Florida Capital Projects Finance Authority, Student Housing
                      Revenue, (Florida University), 9.50%, 8/15/05                             119,777
               195    Florida Housing Finance Authority, 6.35%, 6/1/14                          197,276
             1,370    Florida Housing Finance Authority, (AMT),
                      6.35%, 7/1/28                                                           1,429,951
$            1,605    Orange County Health System Authority, (Adventist Health
                      System), (AMT), 6.60%, 4/1/28                                   $       1,626,507
-------------------------------------------------------------------------------------------------------
                                                                                      $       5,208,467
-------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 1.9%

$            2,696    Broward County IDR, (Lynxs Cargoport), (AMT),
                      6.75%, 6/1/19                                                   $       2,480,628
             2,385    Capital Trust Agency, (Fort Lauderdale Project), (AMT),
                      5.75%, 1/1/32                                                           2,259,978
-------------------------------------------------------------------------------------------------------
                                                                                      $       4,740,606
-------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 0.5%

$            1,540    Manatee County Public Utility, (MBIA), 0.00%, 10/1/12           $       1,136,751
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,136,751
-------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 7.8%

$            9,225    Dade County, (Baptist Hospital of Miami), (MBIA),
                      Escrowed to Maturity, 5.75%, 5/1/21                             $      10,679,875
             3,835    Dade County, Professional Sports Franchise, (MBIA),
                      Escrowed to Maturity, 0.00%, 10/1/23                                    1,538,410
             5,600    St. Lucie Utility System, (FGIC), Escrowed to Maturity,
                      6.00%, 10/1/20                                                          6,810,776
-------------------------------------------------------------------------------------------------------
                                                                                      $      19,029,061
-------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 0.6%

$              900    Puerto Rico, (MBIA), Variable Rate, 7/1/20(2)(3)                $       1,371,501
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,371,501
-------------------------------------------------------------------------------------------------------

INSURED-HEALTH CARE MISCELLANEOUS -- 0.1%

$              353    Osceola County IDA, Community Provider Pooled Loan
                      Program, (FSA), 7.75%, 7/1/10                                   $         359,591
-------------------------------------------------------------------------------------------------------
                                                                                      $         359,591
-------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 7.7%

$            4,000    Coral Gables, Health Facilities Authority, (Baptist Health
                      System of South Florida), (FSA), 5.00%, 8/15/29                 $       4,073,160
             1,800    Miami-Dade County, Health Facilities Authority, (Miami
                      Children's Hospital), (AMBAC), 5.125%, 8/15/26                          1,857,546
             9,500    Sarasota County Public Hospital Board, (Sarasota
                      Memorial Hospital), (MBIA), 5.50%, 7/1/28                              10,591,550
             2,250    South Miami Health Facility Authority Hospital Revenue,
                      (Baptist Health), (AMBAC), 5.25%, 11/15/33                              2,339,910
-------------------------------------------------------------------------------------------------------
                                                                                      $      18,862,166
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
INSURED-HOUSING -- 5.1%

$            3,000    Florida HFA, (Brittany of Rosemont), (AMBAC), (AMT),
                      6.875%, 8/1/26                                                  $       3,074,730
             6,530    Florida HFA, (Maitland Club Apartments), (AMBAC), (AMT),
                      6.875%, 8/1/26                                                          6,692,662
             2,630    Lee County Housing Finance, SCA Multifamily, (FSA), (AMT),
                      7.05%, 1/1/30                                                           2,697,091
-------------------------------------------------------------------------------------------------------
                                                                                      $      12,464,483
-------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 1.2%

$            1,250    Puerto Rico Public Finance Corp., (AMBAC),
                      Variable Rate, 6/1/26(1)(2)                                     $       1,504,287
             1,100    Puerto Rico Public Finance Corp., (AMBAC),
                      Variable Rate, 12/1/19(2)(3)                                            1,433,234
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,937,521
-------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 11.7%

$            2,115    Dade County, Residual Certificates, (AMBAC),
                      Variable Rate, 10/1/35(2)(3)                                    $       2,171,280
             1,000    Jacksonville Excise Tax, (FGIC), (AMT), 0.00%, 10/1/11                    762,230
             2,000    Jacksonville Excise Tax, (FGIC), (AMT), 0.00%, 10/1/12                  1,447,620
             1,185    Opa-Locka Sales Tax, (FGIC), 7.00%, 1/1/14                              1,213,867
             2,610    Orange County Tourist Development, (AMBAC),
                      Variable Rate, 10/1/30(2)(3)                                            2,855,784
             2,000    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/10                       1,634,540
             1,760    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/12                       1,299,144
             2,840    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/14                       1,892,008
             4,000    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/15                       2,527,800
             4,140    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/16                       2,480,067
             2,525    Sunrise Public Facilities, (MBIA), 0.00%, 10/1/17                       1,431,069
             2,000    Tampa Utility Tax, (AMBAC), 0.00%, 10/1/18                              1,068,700
             6,800    Tampa Utility Tax, (AMBAC), 0.00%, 4/1/19                               3,508,120
             5,000    Tampa Utility Tax, (AMBAC), 0.00%, 10/1/19                              2,521,300
             4,000    Tampa Utility Tax, (AMBAC), 0.00%, 10/1/20                              1,903,120
-------------------------------------------------------------------------------------------------------
                                                                                      $      28,716,649
-------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 15.2%

$            6,075    Florida Turnpike Authority, (FSA), 4.50%, 7/1/28                $       5,872,277
            10,000    Florida Turnpike Authority, Water & Sewer Revenue,
                      (Department of Transportation), (FGIC), 4.50%, 7/1/27(4)                9,728,500
             2,900    Greater Orlando Aviation Authority, (FGIC), (AMT),
                      Variable Rate, 10/1/18(2)(3)                                            3,359,070
             4,000    Miami-Dade County Expressway Authority, (FGIC),
                      5.125%, 7/1/29                                                          4,131,400
$            2,000    Orlando and Orange County Expressway Authority, (FGIC),
                      8.25%, 7/1/14                                                   $       2,765,420
             1,100    Port Palm Beach District, (Public Improvements), (XLCA),
                      0.00%, 9/1/22                                                             458,392
             1,100    Port Palm Beach District, (Public Improvements), (XLCA),
                      0.00%, 9/1/23                                                             429,352
             5,000    Puerto Rico Highway and Transportation Authority, (FSA),
                      4.75%, 7/1/38                                                           5,032,350
             5,000    Puerto Rico Highway and Transportation Authority, (MBIA),
                      5.50%, 7/1/36                                                           5,488,550
-------------------------------------------------------------------------------------------------------
                                                                                      $      37,265,311
-------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 15.6%

$            1,500    Cocoa Water and Sewer, (FGIC), 4.50%, 10/1/26                   $       1,464,165
             5,000    Fort Myers Utility, (FGIC), Variable Rate, 10/1/29(1)                   5,823,550
            10,675    Marco Island, Utility System, (MBIA), 5.00%, 10/1/33                   10,903,979
             2,500    Martin County Utilities System, (AMBAC),
                      5.00%, 10/1/28                                                          2,562,850
             2,000    Miami Beach, Storm Water, (FGIC), 5.375%, 9/1/30                        2,119,700
            10,525    Sunrise Utility System, (AMBAC), 5.00%, 10/1/28                        10,895,480
             1,000    Tampa Bay Water Utility System, (FGIC),
                      4.75%, 10/1/27                                                          1,001,290
             3,375    Tampa Bay Water Utility System, (FGIC),
                      Variable Rate, 10/1/27(1)(2)                                            3,383,741
-------------------------------------------------------------------------------------------------------
                                                                                      $      38,154,755
-------------------------------------------------------------------------------------------------------

NURSING HOME -- 4.3%

$            4,775    Dade County IDA, (Gramercy Park Nursing Care), (FHA),
                      6.60%, 8/1/23                                                   $       4,878,236
             2,855    Okaloosa County, Retirement Rental Housing, (Encore
                      Retirement Partners), 6.125%, 2/1/14                                    2,560,849
             3,500    Orange County Health Facilities Authority, (Westminister
                      Community Care), 6.60%, 4/1/24                                          3,060,540
-------------------------------------------------------------------------------------------------------
                                                                                      $      10,499,625
-------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 1.4%

$            1,000    Capital Trust Agency, (Seminole Tribe Convention),
                      8.95%, 10/1/33                                                  $       1,162,310
             2,000    Capital Trust Agency, (Seminole Tribe Convention),
                      10.00%, 10/1/33                                                         2,398,560
-------------------------------------------------------------------------------------------------------
                                                                                      $       3,560,870
-------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 3.5%

$              500    Lee County IDA, (Shell Point Village), 5.50%, 11/15/21          $         503,625
             2,775    Lee County IDA, (Shell Point Village), 5.50%, 11/15/29                  2,674,268

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
$            3,955    North Miami Health Facilities Authority, (Imperial Club),
                      6.75%, 1/1/33                                                   $       3,637,651
             1,750    Plantation Health Facilities Authority, (Covenant Village of
                      Florida), 5.125%, 12/1/22                                               1,711,430
-------------------------------------------------------------------------------------------------------
                                                                                      $       8,526,974
-------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 6.1%

$            1,250    Concorde Estates Community Development District,
                      5.85%, 5/1/35                                                   $       1,226,375
             1,000    Fishhawk Community Development District,
                      6.125%, 5/1/34                                                          1,010,040
                55    Fleming Island Plantation Community Development District,
                      6.30%, 2/1/05                                                              55,073
               245    Gateway Service Community Development District,
                      Special Assessment, 6.50%, 5/1/33                                         251,034
               675    Heritage Harbor South, Community Development District,
                      6.20%, 5/1/35                                                             690,464
             1,165    Heritage Harbour South Community Development District,
                      (Capital Improvements), 5.40%, 11/1/08                                  1,176,324
               500    Heritage Harbour South Community Development District,
                      (Capital Improvements), 6.50%, 5/1/34                                     524,120
             1,145    Lexington Oaks Community Development District,
                      7.20%, 5/1/30                                                           1,208,170
               700    Longleaf Community Development District, 6.20%, 5/1/09                    678,510
             1,545    Longleaf Community Development District, 6.65%, 5/1/20                  1,431,350
             1,015    Northern Palm Beach County, (Water Control and
                      Improvements), 6.00%, 8/1/25                                            1,037,665
             1,670    Sterling Hill, Community Development District,
                      6.20%, 5/1/35                                                           1,706,790
             3,125    University Square Community Development District,
                      6.75%, 5/1/20                                                           3,293,250
               625    Vista Lakes Community Development District,
                      7.20%, 5/1/32                                                             672,131
-------------------------------------------------------------------------------------------------------
                                                                                      $      14,961,296
-------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.0%

$            2,385    Florida Mid-Bay Bridge Authority, 6.10%, 10/1/22                $       2,473,460
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,473,460
-------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 97.8%
   (IDENTIFIED COST $218,414,087)                                                     $     239,665,130
-------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.2%                                                $       5,475,171
-------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                  $     245,140,301
-------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 66.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 22.1% of total investments.

(1)   Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $17,254,597 or 7.0% of the Portfolio's net assets.

(3)   Security has been issued as a leveraged inverse floater bond.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
EDUCATION -- 8.0%

$            2,190    Massachusetts Development Finance Agency,
                      (Belmont Hill School), 5.00%, 9/1/31                            $       2,221,383
             5,500    Massachusetts Development Finance Agency,
                      (Boston University), 5.45%, 5/15/59                                     5,732,705
             1,000    Massachusetts Development Finance Agency,
                      (Middlesex School), 5.00%, 9/1/33                                       1,012,160
             1,000    Massachusetts Development Finance Agency,
                      (Wheeler School), 6.50%, 12/1/29                                        1,050,290
             1,700    Massachusetts HEFA, (Harvard University),
                      5.125%, 7/15/37                                                         1,740,426
             1,000    Massachusetts HEFA, (Massachusetts Institute
                      of Technology), 5.25%, 7/1/30                                           1,111,160
             2,000    Massachusetts IFA, (Belmont Hill School),
                      5.25%, 9/1/28                                                           2,035,000
             2,000    Massachusetts IFA, (St. Johns High School, Inc.),
                      5.35%, 6/1/28                                                           2,024,980
-------------------------------------------------------------------------------------------------------
                                                                                      $      16,928,104
-------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 4.6%

$            3,000    Puerto Rico Electric Power Authority, 0.00%, 7/1/17             $       1,812,630
            13,230    Puerto Rico Electric Power Authority, 0.00%, 7/1/17                     7,993,698
-------------------------------------------------------------------------------------------------------
                                                                                      $       9,806,328
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 10.5%

$           20,000    Massachusetts Turnpike Authority, Escrowed to Maturity,
                      5.00%, 1/1/20                                                   $      22,087,400
-------------------------------------------------------------------------------------------------------
                                                                                      $      22,087,400
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 15.8%

$            1,000    Massachusetts HEFA, (Berkshire Health System),
                      6.25%, 10/1/31                                                  $       1,037,240
             3,050    Massachusetts HEFA, (Central New England Health
                      Systems), 6.125%, 8/1/13                                                3,055,429
             2,600    Massachusetts HEFA, (Healthcare System-Covenant
                      Health), 6.00%, 7/1/22                                                  2,778,568
               965    Massachusetts HEFA, (Jordan Hospital),
                      6.875%, 10/1/15                                                           965,241
             4,100    Massachusetts HEFA, (Partners Healthcare System),
                      5.25%, 7/1/29                                                           4,200,286
             1,000    Massachusetts HEFA, (Partners Healthcare System),
                      5.75%, 7/1/32                                                           1,078,510
             4,000    Massachusetts IFA, (Biomedical Research Corp.),
                      0.00%, 8/1/08                                                           3,573,600
$            9,000    Massachusetts IFA, (Biomedical Research Corp.),
                      0.00%, 8/1/09                                                   $       7,686,090
            11,000    Massachusetts IFA, (Biomedical Research Corp.),
                      0.00%, 8/1/10                                                           8,921,990
-------------------------------------------------------------------------------------------------------
                                                                                      $      33,296,954
-------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 1.2%

$            2,325    Massachusetts IFA, (American Hingham Water Co.), (AMT),
                      6.60%, 12/1/15                                                  $       2,435,019
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,435,019
-------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 9.2%

$            2,500    Massachusetts College Building Authority, (XLCA),
                      5.50%, 5/1/28                                                   $       2,812,000
             5,000    Massachusetts College Building Authority, (XLCA),
                      5.50%, 5/1/33                                                           5,638,100
             2,300    Massachusetts Development Finance Agency,
                      (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33                       2,388,918
             1,000    Massachusetts Development Finance Agency,
                      (Merrimack College), (MBIA), 5.20%, 7/1/32                              1,037,960
             1,150    Massachusetts HEFA, (Berklee College of Music), (MBIA),
                      Variable Rate, 10/1/27(1)(2)                                            1,202,313
               125    Massachusetts HEFA, (Berklee College of Music), (MBIA),
                      7.20%, 7/1/09                                                             126,555
             2,000    Massachusetts HEFA, (UMass Worcester Campus), (FGIC),
                      5.25%, 10/1/31                                                          2,091,320
             3,080    Massachusetts IFA, (College of the Holy Cross), (MBIA),
                      5.625%, 3/1/26                                                          3,262,336
               800    University of Massachusetts Building Authority, (AMBAC),
                      5.125%, 11/1/34                                                           826,960
-------------------------------------------------------------------------------------------------------
                                                                                      $      19,386,462
-------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 1.1%

$            2,000    Puerto Rico Electric Power Authority, RITES, (FSA),
                      Variable Rate, 7/1/29(2)(3)                                     $       2,305,880
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,305,880
-------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 0.1%

$              200    Massachusetts Turnpike Authority, (MBIA), Escrowed to
                      Maturity, 5.00%, 1/1/20                                         $         220,874
-------------------------------------------------------------------------------------------------------
                                                                                      $         220,874
-------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 3.9%

$            2,600    Ipswich, (FGIC), 5.00%, 11/15/19                                $       2,791,906
             3,000    Massachusetts, (AMBAC), Variable Rate, 8/1/30(2)(3)                     4,238,730

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
INSURED-GENERAL OBLIGATIONS (CONTINUED)

$              500    Plymouth, (MBIA), 5.25%, 10/15/20                               $         549,720
               400    Puerto Rico, (MBIA), Variable Rate, 7/1/20(2)(3)                          609,556
-------------------------------------------------------------------------------------------------------
                                                                                      $       8,189,912
-------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 2.1%

$              750    Massachusetts HEFA, (Harvard Pilgrim Health), (FSA),
                      5.00%, 7/1/05                                                   $         767,332
             2,900    Massachusetts HEFA, (The Medical Center of Central
                      Massachusetts), (AMBAC), Variable Rate, 6/23/22(1)                      3,585,270
-------------------------------------------------------------------------------------------------------
                                                                                      $       4,352,602
-------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 4.0%

$            7,500    Massachusetts Development Finance Agency, (MBIA),
                      5.125%, 2/1/34                                                  $       7,684,650
               600    Puerto Rico Public Finance Corp., (AMBAC),
                      Variable Rate, 12/1/19(2)(3)                                              781,764
-------------------------------------------------------------------------------------------------------
                                                                                      $       8,466,414
-------------------------------------------------------------------------------------------------------

INSURED-OTHER REVENUE -- 2.1%

$            2,894    Massachusetts Development Finance Agency, WGBH
                      Foundation, (AMBAC), Variable Rate, 1/1/42(2)(3)                $       4,393,838
-------------------------------------------------------------------------------------------------------
                                                                                      $       4,393,838
-------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 5.1%

$            1,000    Martha's Vineyard Land Bank, (AMBAC), 4.50%, 5/1/24             $       1,000,350
             1,000    Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/29                     1,029,510
             4,620    Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32                     4,720,716
             2,365    Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/34                     2,425,213
             1,500    Massachusetts State Special Obligation - Convention
                      Center, (FGIC), 5.25%, 1/1/29                                           1,580,205
-------------------------------------------------------------------------------------------------------
                                                                                      $      10,755,994
-------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 6.3%

$           19,000    Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28         $       5,772,010
            10,750    Massachusetts Turnpike Authority, Metropolitan Highway
                      System, (MBIA), 0.00%, 1/1/22                                           4,782,568
             1,000    Puerto Rico Highway and Transportation Authority, (FSA),
                      4.75%, 7/1/38                                                           1,006,470
             1,000    Puerto Rico Highway and Transportation Authority, (MBIA),
                      4.75%, 7/1/38                                                           1,006,470
               665    Puerto Rico Highway and Transportation Authority, (MBIA),
                      Variable Rate, 7/1/36(2)(3)                                               734,120
-------------------------------------------------------------------------------------------------------
                                                                                      $      13,301,638
-------------------------------------------------------------------------------------------------------

NURSING HOME -- 2.6%

$            2,400    Massachusetts HEFA, (Christopher House),
                      6.875%, 1/1/29                                                  $       2,329,224
             3,225    Massachusetts IFA, (Age Institute of Massachusetts),
                      8.05%, 11/1/25                                                          3,227,064
-------------------------------------------------------------------------------------------------------
                                                                                      $       5,556,288
-------------------------------------------------------------------------------------------------------
OTHER REVENUE -- 0.9%

$            1,485    Puerto Rico Infrastructure Financing Authority,
                      Variable Rate, 10/1/34(2)(3)                                    $       1,862,457
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,862,457
-------------------------------------------------------------------------------------------------------

POOLED LOANS -- 1.0%

$            2,000    New England Educational Loan Marketing Corp., (AMT),
                      6.90%, 11/1/09                                                  $       2,158,640
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,158,640
-------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 0.8%

$            1,830    Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30           $       1,738,537
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,738,537
-------------------------------------------------------------------------------------------------------

SOLID WASTE -- 1.5%

$            3,250    Massachusetts IFA, Resource Recovery, (Ogden Haverhill),
                      (AMT), 5.60%, 12/1/19                                           $       3,234,628
-------------------------------------------------------------------------------------------------------
                                                                                      $       3,234,628
-------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 1.6%

$            3,000    Massachusetts Bay Transportation Authority, Sales Tax,
                      5.00%, 7/1/32                                                   $       3,055,740
               240    Massachusetts Bay Transportation Authority, Sales Tax,
                      5.50%, 7/1/30

-------------------------------------------------------------------------------------------------------
                                                                                      $       3,315,072
-------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 2.6%

$            4,330    Massachusetts Bay Transportation Authority,
                      Variable Rate, 3/1/27(1)(2)                                     $       4,452,279
             1,000    Puerto Rico Highway and Transportation Authority,
                      5.00%, 7/1/36                                                           1,012,170
-------------------------------------------------------------------------------------------------------
                                                                                      $       5,464,449
-------------------------------------------------------------------------------------------------------

WATER AND SEWER -- 10.4%

$           10,545    Boston, IDA, (Harbor Electric Energy Co.), (AMT),
                      7.375%, 5/15/15(4)                                              $      10,589,711
             3,220    Massachusetts Water Pollution Abatement Trust,
                      5.25%, 8/1/25                                                           3,588,304

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
WATER AND SEWER (CONTINUED)

$            3,000    Massachusetts Water Pollution Abatement Trust,
                      5.25%, 8/1/33                                                   $       3,138,990
             4,165    Massachusetts Water Resources Authority,
                      5.25%, 12/1/15                                                          4,709,490
-------------------------------------------------------------------------------------------------------
                                                                                      $      22,026,495
-------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 95.4%
   (IDENTIFIED COST $184,789,131)                                                     $     201,283,985
-------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 4.6%                                                $       9,684,619
-------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                  $     210,968,604
-------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 35.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 13.4% of total investments.

(1)  Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $20,580,937 or 9.8% of the Portfolio's net assets.

(3)  Security has been issued as a leveraged inverse floater bond.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

MISSISSIPPI MUNICIPALS PORTFOLIO as of September 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 95.8%

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%

$              250    Mississippi Business Finance Corp.,
                      (System Energy Resources, Inc.), 5.90%, 5/1/22                  $         252,562
-------------------------------------------------------------------------------------------------------
                                                                                      $         252,562
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 13.7%

$            2,500    Mississippi Housing Finance Corp., Single Family,
                      Escrowed to Maturity, 0.00%, 6/1/15                             $       1,604,500
               250    Mississippi, Prerefunded to 1/1/11, 5.00%, 11/1/21                        278,690
               470    University of Mississippi Educational Building Corp.,
                      Prerefunded to 6/1/06, 6.20%, 6/1/16                                      512,765
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,395,955
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 4.0%

$              500    Jones County, (South Central Regional Medical Center),
                      5.50%, 12/1/17                                                  $         504,090
               200    Mississippi Hospital Equipment and Facilities Authority,
                      (Rush Medical Foundation), 6.00%, 1/1/22                                  200,312
-------------------------------------------------------------------------------------------------------
                                                                                      $         704,402
-------------------------------------------------------------------------------------------------------

HOUSING -- 5.2%

$              500    Hinds County, (Woodridge Apartments), (FHA),
                      6.25%, 11/1/27                                                  $         512,940
               195    Mississippi Home Corp., Single Family, (GNMA), (AMT),
                      6.625%, 4/1/27                                                            200,049
               120    Mississippi Home Corp., Single Family, (GNMA), (AMT),
                      7.55%, 12/1/27                                                            121,408
                70    Mississippi Home Corp., Single Family, (GNMA), (AMT),
                      8.10%, 12/1/24                                                             73,594
-------------------------------------------------------------------------------------------------------
                                                                                      $         907,991
-------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 6.3%

$              200    Lowndes County, (Weyerhaeuser), 6.80%, 4/1/22                   $         240,354
               175    Mississippi Business Finance Corp., (Air Cargo), (AMT),
                      7.25%, 7/1/34                                                             177,739
               350    Mississippi Business Finance Corp., (E.I. DuPont deNemours),
                      (AMT), 7.15%, 5/1/16                                                      357,525
               300    Warren County, (International Paper), (AMT),
                      6.70%, 8/1/18                                                             327,894
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,103,512
-------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 7.4%

$              750    Jackson State University Educational Building Corp., (FGIC),
                      5.00%, 3/1/29                                                   $         766,252
               500    Southern Mississippi University Educational Building Corp.,
                      (AMBAC), 5.00%, 3/1/21                                                    525,095
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,291,347
-------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 4.3%

$              350    Puerto Rico Electric Power Authority, (MBIA), 5.00%, 7/1/20     $         390,810
               100    Puerto Rico Electric Power Authority, (MBIA),
                      Variable Rate, 7/1/16(1)(2)                                               151,853
               100    Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/16              115,377
                85    Puerto Rico Electric Power Authority, DRIVERS, (FSA),
                      Variable Rate, 7/1/29(1)(2)                                                98,000
-------------------------------------------------------------------------------------------------------
                                                                                      $         756,040
-------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 4.2%

$              500    Puerto Rico, (FGIC), Prerefunded to 7/1/12,
                      5.00%, 7/1/32                                                   $         558,245
               150    Puerto Rico, (FSA), Prerefunded to 7/1/11,
                      5.125%, 7/1/30                                                            168,324
-------------------------------------------------------------------------------------------------------
                                                                                      $         726,569
-------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 6.3%

$              500    Hinds County, (MBIA), 6.25%, 3/1/11                             $         589,180
                85    Mississippi, (FSA), Variable Rate, 11/1/21(1)(2)                          120,934
               100    Puerto Rico, (FSA), 5.125%, 7/1/30                                        103,586
               220    Puerto Rico, (FSA), Variable Rate, 7/1/27(1)(2)                           283,072
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,096,772
-------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 12.7%

$              750    Gulfport, (Gulfport Memorial Hospital), (MBIA),
                      6.20%, 7/1/18                                                   $         767,452
               600    Hinds County, (Mississippi Methodist Hospital), (AMBAC),
                      5.60%, 5/1/12(3)                                                          670,032
               250    Mississippi Hospital Equipment and Facilities Authority,
                      (Forrest County General Hospital), (FSA), 5.50%, 1/1/27                   265,147
               500    Mississippi Hospital Equipment and Facilities Authority,
                      (Mississippi Baptist Medical Center), (MBIA), 6.00%, 5/1/13               521,555
-------------------------------------------------------------------------------------------------------
                                                                                      $       2,224,186
-------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 4.7%

$              500    Mississippi State University Educational Building Corp.,
                      Facilities Renovation, (MBIA), 5.25%, 8/1/17                    $         566,275

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION (CONTINUED)

$              200    Puerto Rico Public Finance Corp., (AMBAC),
                      Variable Rate, 12/1/19(1)(2)                                    $         260,588
-------------------------------------------------------------------------------------------------------
                                                                                      $         826,863
-------------------------------------------------------------------------------------------------------

INSURED-OTHER REVENUE -- 3.6%

$              585    Mississippi Development Bank, (Capital Projects),
                      (AMBAC), 5.00%, 7/1/24                                          $         623,370
-------------------------------------------------------------------------------------------------------
                                                                                      $         623,370
-------------------------------------------------------------------------------------------------------

INSURED-SOLID WASTE -- 1.5%

$              250    Mississippi Development Bank, (Waste Water Treatment),
                      (FSA), 5.00%, 2/1/28                                            $         256,078
-------------------------------------------------------------------------------------------------------
                                                                                      $         256,078
-------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 1.1%

$              180    Puerto Rico Infrastructure Financing Authority, (AMBAC),
                      5.00%, 7/1/28                                                   $         184,115
-------------------------------------------------------------------------------------------------------
                                                                                      $         184,115
-------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 4.3%

$              350    Puerto Rico Highway and Transportation Authority, (AMBAC),
                      5.00%, 7/1/28                                                   $         358,670
               175    Puerto Rico Highway and Transportation Authority, (MBIA),
                      4.75%, 7/1/38                                                             176,132
               200    Puerto Rico Highway and Transportation Authority, (MBIA),
                      5.00%, 7/1/36                                                             206,930
-------------------------------------------------------------------------------------------------------
                                                                                      $         741,732
-------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 7.9%

$              300    Gautier Utility District, (FGIC), 5.125%, 3/1/19                $         320,619
               600    Harrison County, Wastewater Management and Solid Waste,
                      (FGIC), 4.75%, 2/1/27                                                     601,674
               435    Mississippi Development Bank, (Combined Water &
                      Sewer System), (AMBAC), 5.00%, 7/1/23                                     451,556
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,373,849
-------------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 5.8%

$              500    Mississippi Development Bank, (Golden Triangle Solid Waste),
                      6.00%, 7/1/15                                                   $         506,320
               500    Mississippi State University Educational Building Corp.,
                      6.15%, 6/15/15                                                            506,685
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,013,005
-------------------------------------------------------------------------------------------------------

NURSING HOME -- 1.4%

$              290    Mississippi Business Finance Corp., (Magnolia Healthcare),
                      7.99%, 7/1/25                                                   $         237,313
-------------------------------------------------------------------------------------------------------
                                                                                      $         237,313
-------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 95.8%
   (IDENTIFIED COST $15,454,868)                                                      $      16,715,661
-------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 4.2%                                                $         731,305
-------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                  $      17,446,966
-------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 60.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 20.2% of total investments.

(1)  Security has been issued as a leveraged inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $914,447 or 5.2% of the Portfolio's net assets.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

NEW YORK MUNICIPALS PORTFOLIO as of September 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.2%

PRINCIPAL AMOUNT
(000'S OMITTED)          SECURITY                                                     VALUE
-------------------------------------------------------------------------------------------------------
COGENERATION -- 1.8%

$            2,005    Port Authority of New York and New Jersey, (KIAC),
                      (AMT), 6.75%, 10/1/19                                           $       2,042,133
             4,250    Suffolk County IDA, (Nissequogue Cogeneration
                      Partners Facility), (AMT), 5.50%, 1/1/23                                4,049,740
-------------------------------------------------------------------------------------------------------
                                                                                      $       6,091,873
-------------------------------------------------------------------------------------------------------

EDUCATION -- 22.2%

$            8,000    New York Dormitory Authority, (City University),
                      5.625%, 7/1/16                                                  $       9,261,920
             8,500    New York Dormitory Authority, (City University),
                      6.00%, 7/1/20                                                          10,233,065
             4,325    New York Dormitory Authority, (City University),
                      7.50%, 7/1/10                                                           4,986,422
             9,985    New York Dormitory Authority, (State University
                      Educational Facilities), 5.25%, 5/15/15                                11,174,713
            18,775    New York Dormitory Authority, (State University
                      Educational Facilities), 5.25%, 5/15/19(1)                             21,076,252
            14,680    New York Dormitory Authority, (State University
                      Educational Facilities), 5.25%, 5/15/21                                16,370,108
             2,000    New York Dormitory Authority, (State University
                      Educational Facilities), 5.50%, 5/15/19                                 2,299,640
-------------------------------------------------------------------------------------------------------
                                                                                      $      75,402,120
-------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 8.4%

$            1,500    Long Island Power Authority, Electric System Revenue,
                      5.00%, 9/1/24                                                   $       1,546,200
             4,000    Long Island Power Authority, Electric System Revenue,
                      5.375%, 9/1/25                                                          4,195,080
             7,200    Long Island Power Authority, Electric System Revenue,
                      5.50%, 12/1/23                                                          7,500,456
             2,500    New York Energy Research and Development Authority,
                      (Brooklyn Union Gas), (AMT), Variable Rate, 7/1/26(2)                   2,925,500
             5,000    Puerto Rico Electric Power Authority, 5.125%, 7/1/29                    5,150,700
             2,000    Puerto Rico Electric Power Authority, 5.25%, 7/1/31                     2,080,960
             4,900    Suffolk County, IDA, (Keyspan-Port Jefferson), (AMT),
                      5.25%, 6/1/27                                                           4,985,309
-------------------------------------------------------------------------------------------------------
                                                                                      $      28,384,205
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 6.4%

$            3,805    New York Dormitory Authority, (City University), Escrowed
                      to Maturity, 7.00%, 7/1/09                                      $       4,241,167
            12,080    Triborough Bridge and Tunnel Authority, Escrowed to Maturity,
                      5.50%, 1/1/17                                                          13,946,481
$            3,000    Triborough Bridge and Tunnel Authority, Escrowed to Maturity,
                      6.125%, 1/1/21                                                  $       3,698,370
-------------------------------------------------------------------------------------------------------
                                                                                      $      21,886,018
-------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 3.4%

$            2,250    New York City, 5.25%, 8/15/26                                   $       2,358,540
             5,755    New York City, 5.25%, 9/15/33                                           5,947,965
             2,500    New York City, 5.375%, 12/1/26                                          2,616,250
               635    New York City, 6.00%, 5/15/30                                             704,234
-------------------------------------------------------------------------------------------------------
                                                                                      $      11,626,989
-------------------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 0.4%

$              380    New York City IDA, (A Very Special Place), 5.75%, 1/1/29        $         311,228
               235    Suffolk County Industrial Development Agency, Civic Facility
                      Revenue, (Alliance of LI), 7.50%, 9/1/15                                  255,880
               100    Suffolk County Industrial Development Agency, Civic Facility
                      Revenue, (Alliance of LI), 7.50%, 9/1/15                                  108,885
               290    Suffolk County Industrial Development Agency, Civic Facility
                      Revenue, (Alliance of LI), 7.50%, 9/1/15                                  315,766
               250    Suffolk County Industrial Development Agency, Civic Facility
                      Revenue, (Alliance of LI), 7.50%, 9/1/15                                  272,212
-------------------------------------------------------------------------------------------------------
                                                                                      $       1,263,971
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 7.4%

$            1,165    Chautauqua County IDA, (Womans Christian Association),
                      6.35%, 11/15/17                                                 $       1,092,013
             3,210    Chautauqua County IDA, (Womans Christian Association),
                      6.40%, 11/15/29                                                         3,015,731
             3,000    Fulton County IDA, (Nathan Littauer Hospital),
                      6.00%, 11/1/18                                                          2,886,810
             1,010    Nassau County Industrial Development Agency,
                      (North Shore Health System), 5.875%, 11/1/11                            1,112,848
             4,500    New York Dormitory Authority, (Lenox Hill Hospital),
                      5.50%, 7/1/30                                                           4,644,225
             1,250    New York Dormitory Authority, (Methodist Hospital),
                      5.25%, 7/1/24                                                           1,305,687
             2,500    New York Dormitory Authority, (Methodist Hospital),
                      5.25%, 7/1/33                                                           2,556,300
             2,750    Oneida County Industrial Development Agency,
                      (Elizabeth Medical Center), 5.875%, 12/1/29                             2,512,812
             1,000    Oneida County Industrial Development Agency,
                      (Elizabeth Medical Center), 6.00%, 12/1/29                                929,020
             5,000    Suffolk County Industrial Development Agency,
                      (Huntington Hospital), 5.875%, 11/1/32                                  5,156,000
-------------------------------------------------------------------------------------------------------
                                                                                      $      25,211,446
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT REVENUE -- 1.9%

$           3,500   New York City Industrial Development Agency,
                    (American Airlines, Inc.-JFK International Airport), (AMT),
                    8.00%, 8/1/12                                                                $   2,805,705
            1,975   Onondaga County IDA, (Senior Air Cargo) (AMT),
                    6.125%, 1/1/32                                                                   2,003,480
            1,600   Port Authority of New York and New Jersey,
                    (Continental Airlines), (AMT), 9.125%, 12/1/15                                   1,616,960
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   6,426,145
--------------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 1.4%

$           2,500   New York Dormitory Authority, New York University, (MBIA),
                    Variable Rate, 7/1/27(3)(4)                                                  $   4,775,375
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,775,375
--------------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 0.8%

$           1,500   Puerto Rico Electric Power Authority, (FSA),
                    Variable Rate, 7/1/29(3)(4)                                                  $   1,729,410
              750   Puerto Rico Electric Power Authority, (FSA),
                    Variable Rate, 7/1/29(2)(4)                                                        826,470
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,555,880
--------------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 6.4%

$           5,200   Metropolitan Transportation Authority of New York, (FGIC),
                    Prerefunded to 10/1/15, 4.75%, 4/1/28                                        $   5,736,848
            5,045   New York City Trust Cultural Resources, (Museum of History),
                    Prerefunded to 7/1/09, (AMBAC),
                    Variable Rate, 7/1/29(3)(4)                                                      6,400,642
           20,755   Triborough Bridge and Tunnel Authority, (MBIA), Escrowed to
                    Maturity, 0.00%, 1/1/22                                                          9,590,678
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  21,728,168
--------------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 1.0%

$             700   Jamestown, (AMBAC), 7.10%, 3/15/11                                           $     861,119
              675   Jamestown, (AMBAC), 7.10%, 3/15/12                                                 848,482
              675   Jamestown, (AMBAC), 7.10%, 3/15/13                                                 855,927
              515   Jamestown, (AMBAC), 7.10%, 3/15/14                                                 660,930
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   3,226,458
--------------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.9%

$           4,715   New York Dormitory Authority, (Memorial Sloan-Kettering
                    Cancer Center), (MBIA), 0.00%, 7/1/27                                        $   1,548,170
           17,945   New York Dormitory Authority, (Memorial Sloan-Kettering
                    Cancer Center), (MBIA), 0.00%, 7/1/30                                            5,011,500
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   6,559,670
--------------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 0.5%

$           1,367   Puerto Rico Public Building Authority, (CIFG),
                    Variable Rate, 7/1/36(3)(4)                                                  $   1,780,495
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,780,495
--------------------------------------------------------------------------------------------------------------

INSURED-OTHER REVENUE -- 1.2%

$           4,000   New York City Trust Cultural Resource, (American Museum of
                    Natural History, (MBIA), 5.00%, 7/1/44                                       $   4,065,160
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,065,160
--------------------------------------------------------------------------------------------------------------

INSURED-SOLID WASTE -- 1.4%

$           4,495   Islip Resource Recovery Agency, (MBIA), 6.50%, 7/1/09                        $   4,740,966
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,740,966
--------------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 1.3%

$           2,950   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/07(2)(4)                                                  $   3,084,845
            1,225   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(3)(4)                                                      1,308,998
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,393,843
--------------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 2.7%

$           3,165   Monroe County, Airport Authority, (MBIA), (AMT),
                    Variable Rate, 1/1/19(2)(4)                                                  $   4,211,001
            1,750   Niagara Frontier Airport Authority, (Buffalo Niagara
                    International Airport), (MBIA), (AMT),
                    Variable Rate, 4/1/29(2)(4)                                                      1,998,938
            3,000   Puerto Rico Highway and Transportation Authority, (FSA),
                    4.75%, 7/1/38                                                                    3,019,410
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   9,229,349
--------------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 0.6%

$           2,000   New York City Municipal Water Finance Authority, (AMBAC),
                    5.00%, 6/15/38                                                               $   2,035,900
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,035,900
--------------------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 9.6%

$          27,940   New York Urban Development Corp., 5.70%, 4/1/20                              $  32,767,473
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  32,767,473
--------------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 1.9%

$           2,000   Albany Industrial Development Agency Civic Facility,
                    (Charitable Leadership), 5.75%, 7/1/26                                       $   2,050,220

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
OTHER REVENUE (CONTINUED)

$           3,500   Puerto Rico Infrastructure Financing Authority, Escrow Fund,
                    Variable Rate, 10/1/32(3)(4)                                                 $   4,389,630
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   6,439,850
--------------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 1.0%

$           2,670   Glen Cove IDA, (Regency at Glen Cove), 9.50%, 7/1/12                         $   2,653,446
              800   Mount Vernon IDA, (Wartburg Senior Housing, Inc. -
                    Meadowview), 6.20%, 6/1/29                                                         803,552
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   3,456,998
--------------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 8.8%

$           6,080   New York City Transitional Finance Authority,
                    4.75%, 11/1/23                                                               $   6,184,637
            1,985   New York City Transitional Finance Authority, (Future Tax),
                    5.50%, 5/1/25                                                                    2,145,051
           19,830   New York State Local Government Assistance Corp.,
                    5.00%, 4/1/21                                                                   21,568,893
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  29,898,581
--------------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 3.7%

$           2,500   Metropolitan Transportation Authority, 5.25%, 11/15/31                       $   2,579,050
            3,500   Metropolitan Transportation Authority, 5.25%, 11/15/32                           3,616,655
            2,500   Port Authority of New York and New Jersey,
                    6.125%, 6/1/94                                                                   2,909,325
            3,800   Port Authority of New York and New Jersey, (AMT),
                    Variable Rate, 6/15/33(2)(4)                                                     3,505,994
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  12,611,024
--------------------------------------------------------------------------------------------------------------

WATER AND SEWER -- 2.1%

$           6,500   New York City Municipal Water Finance Authority,
                    5.75%, 6/15/29                                                               $   7,004,530
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   7,004,530
--------------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 98.2%
   (IDENTIFIED COST $295,621,674)                                                                $ 333,562,487
--------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.8%                                                           $   6,190,140
--------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                             $ 339,752,627
--------------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 19.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 10.8% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security has been issued as an inverse floater bond.

(3)  Security has been issued as a leveraged inverse floater bond.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $34,011,798 or 10.0% of the Portfolio's net assets.

                        See notes to financial statements

OHIO MUNICIPALS PORTFOLIO as of September 30, 2004

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.6%

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
COGENERATION -- 1.3%

$           2,205   Ohio Water Development Authority, Solid Waste Disposal,
                    (Bay Shore Power), (AMT), 5.875%, 9/1/20                                     $   2,157,637
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,157,637
--------------------------------------------------------------------------------------------------------------

EDUCATION -- 5.9%

$             550   Ohio Higher Educational Facilities Authority, (Case Western
                    University), 6.50%, 10/1/20                                                  $     687,929
            5,875   Ohio Higher Educational Facilities Authority, (Oberlin College),
                    Variable Rate, 10/1/29(1)(2)                                                     6,054,422
            2,500   Ohio Higher Educational Facilities, (Case Western Reserve
                    University), 5.50%, 10/1/21                                                      2,795,300
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   9,537,651
--------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.3%

$           2,000   Clyde, Electric System Revenue, (AMT),
                    6.00%, 11/15/14                                                              $   2,104,800
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,104,800
--------------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 1.5%

$             850   Tuscarawas County Public Library Improvement,
                    6.90%, 12/1/11                                                               $     852,312
            1,555   Youngstown, 7.35%, 7/1/05                                                        1,613,390
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,465,702
--------------------------------------------------------------------------------------------------------------

HOSPITAL -- 11.9%

$           1,350   Cuyahoga County, (Cleveland Clinic Health System),
                    5.50%, 1/1/29                                                                $   1,394,847
            3,000   Erie County Hospital Facilities, (Firelands Regional
                    Medical Center), 5.625%, 8/15/32                                                 3,074,310
            2,095   Highland County, (Township Hospital), 6.75%, 12/1/29                             1,940,242
            1,000   Mahoning County Ohio Hospital Facility, (Forum Health
                    Obligation Group), 6.00%, 11/15/32                                               1,053,460
            3,800   Miami, (Upper Valley Medical Center), 6.375%, 5/15/26                            3,909,022
            1,000   Parma, (Parma Community General Hospital Association),
                    5.35%, 11/1/18                                                                   1,037,610
            4,250   Parma, (Parma Community General Hospital Association),
                    5.375%, 11/1/29                                                                  4,287,060
            2,500   Richland County Hospital Facilities, (Medcentral Health
                    Systems), 6.375%, 11/15/30                                                       2,665,725
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  19,362,276
--------------------------------------------------------------------------------------------------------------

HOUSING -- 2.6%

$           4,000   Franklin County, (Tuttle Park), (FHA), (AMT),
                    6.60%, 3/1/36                                                                $   4,282,120
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,282,120
--------------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 9.4%

$           2,000   Cleveland Airport, (Continental Airlines), (AMT),
                    5.375%, 9/15/27                                                              $   1,291,460
            4,500   Cleveland Airport, (Continental Airlines), (AMT),
                    5.70%, 12/1/19                                                                   3,262,725
            2,890   Dayton, Special Facilities Revenue, (Emery Air Freight),
                    5.625%, 2/1/18                                                                   2,722,438
            2,500   Ohio Environmental Facilities, (Ford Motor), (AMT),
                    6.15%, 6/1/30                                                                    2,567,300
            1,000   Ohio Pollution Control, (Standard Oil), 6.75%, 12/1/15                           1,254,440
            4,000   Ohio Sewer and Solid Waste Disposal Facilities,
                    (Anheuser Busch), (AMT), 6.00%, 7/1/35                                           4,257,680
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  15,356,043
--------------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 4.5%

$             700   Puerto Rico Industrial, Tourist, Educational, Medical
                    and Environmental, Residual Certificates, (MBIA),
                    Variable Rate, 7/1/33(2)(3)                                                  $     742,420
            2,000   University of Akron, (FGIC), Variable Rate, 1/1/29(1)(2)                         2,593,300
            4,000   University of Cincinnati, (FGIC), 5.00%, 6/1/31                                  4,080,120
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   7,415,840
--------------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 7.5%

$           2,000   Cuyahoga County Utility Systems, (Medical Center Co.),
                    (MBIA), (AMT), 6.10%, 8/15/15                                                $   2,106,460
            4,445   Ohio Air Quality Development Authority, (Ohio Power),
                    RITES, (AMBAC), Variable Rate, 5/1/26(2)(3)                                      4,917,726
            3,000   Ohio Municipal Electric Generation Agency, (MBIA),
                    0.00%, 2/15/26                                                                   1,024,530
            2,500   Ohio Municipal Electric Generation Agency, (MBIA),
                    0.00%, 2/15/27                                                                     804,875
            4,750   Ohio Municipal Electric Generation Agency, (MBIA),
                    0.00%, 2/15/28                                                                   1,443,810
            1,900   Puerto Rico Electric Power Authority, (XLCA),
                    4.75%, 7/1/24                                                                    1,930,932
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  12,228,333
--------------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 0.3%

$             495   Cuyahoga County Hospital, (MBIA), Escrowed to Maturity,
                    5.125%, 1/1/29                                                               $     506,410
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     506,410
--------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
INSURED-GENERAL OBLIGATIONS -- 7.7%

$           1,500   Amherst School District, (FGIC), 5.00%, 12/1/26                              $   1,542,195
            1,250   Athens City School District, (FSA), 6.00%, 12/1/24                               1,447,375
            1,000   Cincinnati City School District, (Classroom Facilities
                    Construction & Improvement), (FSA), 5.00%, 12/1/31                               1,025,450
            2,110   Hudson Local School District, (FGIC), 0.00%, 12/15/09                            1,804,008
            1,500   Lima City School District, (AMBAC), 6.00%, 12/1/22                               1,756,200
            1,300   Minerva Local School District, (Classroom Facility), (MBIA),
                    5.30%, 12/1/29                                                                   1,369,082
            1,600   Norwalk City School District, (AMBAC), 4.75%, 12/1/26                            1,609,744
            1,500   Pickerington Local School District, (FGIC), 0.00%, 12/1/16                         904,515
            1,000   Springfield City School District, (Clark County), (FGIC),
                    5.20%, 12/1/23                                                                   1,070,210
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  12,528,779
--------------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 2.9%

$           1,000   Akron, Bath, Copley, Joint Township Hospital District,
                    (Children's Hospital Medical Center), (FSA),
                    5.25%, 11/15/25                                                              $   1,057,100
              500   Cuyahoga County Hospital, (Cleveland Clinic), (MBIA),
                    5.125%, 1/1/29                                                                     511,525
            1,300   Franklin County, (Ohio Health Corp.), (MBIA),
                    5.00%, 5/15/33                                                                   1,318,109
            1,845   Hamilton County, (Cincinnati Children's Hospital), (FGIC),
                    5.00%, 5/15/32                                                                   1,879,631
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,766,365
--------------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 5.7%

$           3,000   Hamilton County Sales Tax, (AMBAC), 5.25%, 12/1/32                           $   3,134,310
            2,990   Hamilton County Sales Tax, (MBIA), 5.00%, 12/1/27                                3,038,797
            1,350   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(1)(2)                                                      1,411,708
            1,575   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(2)(3)                                                      1,682,998
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   9,267,813
--------------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 8.2%

$           3,000   Cleveland Airport System, (FSA), 5.00%, 1/1/31(4)                            $   3,045,630
            7,000   Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/24                                 8,031,310
            2,250   Puerto Rico Highway and Transportation Authority, (FSA),
                    4.75%, 7/1/38                                                                    2,264,557
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  13,341,497
--------------------------------------------------------------------------------------------------------------

NURSING HOME -- 10.2%

$           2,000   Cuyahoga County Health Care Facilities, (Benjamin Rose
                    Institute), 5.50%, 12/1/17                                                   $   1,939,900
$           2,100   Cuyahoga County Health Care Facilities, (Benjamin Rose
                    Institute), 5.50%, 12/1/28                                                   $   1,853,922
            1,305   Cuyahoga County Health Care Facilities, (Maple Care Center)
                    (GNMA), (AMT), 8.00%, 8/20/16                                                    1,482,885
            1,205   North Canton Health Care Facilities, (St. Luke Lutheran),
                    (GNMA), 6.10%, 9/20/16                                                           1,341,105
            6,455   North Canton Health Care Facilities, (St. Luke Lutheran),
                    (GNMA), 9.55%, 3/20/32                                                           8,091,213
            2,235   Ohio HFA, Retirement Rental Housing, (Encore Retirement
                    Partners), 6.75%, 3/1/19                                                         1,933,141
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  16,642,166
--------------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 2.3%

$           3,000   Puerto Rico Infrastructure Financing Authority,
                    Variable Rate, 10/1/32(2)(3)                                                 $   3,762,540
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   3,762,540
--------------------------------------------------------------------------------------------------------------

POOLED LOANS -- 7.3%

$             355   Ohio Economic Development Commission, (Burrows Paper),
                    (AMT), 7.625%, 6/1/11                                                        $     356,626
               55   Ohio Economic Development Commission, (Cheryl & Co.),
                    (AMT), 5.50%, 12/1/04                                                               55,299
              530   Ohio Economic Development Commission, (Cheryl & Co.),
                    (AMT), 5.90%, 12/1/09                                                              542,709
              895   Ohio Economic Development Commission, (Consolidated
                    Biscuit), (AMT), 7.00%, 12/1/09                                                    920,239
            2,420   Ohio Economic Development Commission, (J J & W LP),
                    (AMT), 6.70%, 12/1/14                                                            2,492,189
            1,135   Ohio Economic Development Commission, (Progress Plastic
                    Products), (AMT), 7.80%, 12/1/09                                                 1,168,528
              855   Ohio Economic Development Commission, (Royal Appliance
                    Manufacturing), (AMT), 7.625%, 12/1/11                                             856,642
            5,300   Rickenbacker Port Authority Capital Funding (Oasbo),
                    5.375%, 1/1/32                                                                   5,540,938
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  11,933,170
--------------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 0.6%

$           1,000   Allen County Lima, (Convalescent Home Foundation),
                    (GNMA), 6.40%, 1/1/21                                                        $   1,003,620
               40   Hamilton County Hospital Facilities, (Episcopal Retirement
                    Home), 6.80%, 1/1/08                                                                40,159
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,043,779
--------------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 2.3%

$           2,000   Cleveland-Cuyahoga County Port Authority,
                    7.00%, 12/1/18                                                               $   2,088,360

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
SPECIAL TAX REVENUE (CONTINUED)

$           1,415   Cuyahoga County Economic Development, (Shaker Square),
                    6.75%, 12/1/30                                                               $   1,635,301
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   3,723,661
--------------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 2.9%

$             750   Puerto Rico Highway and Transportation Authority,
                    4.75%, 7/1/38                                                                $     731,467
            3,990   Puerto Rico Highway and Transportation Authority,
                    5.125%, 7/1/39                                                                   4,064,852
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,796,319
--------------------------------------------------------------------------------------------------------------

WATER AND SEWER -- 1.3%

$           2,000   Ohio Water Development Authority, (Fresh Water
                    Improvement), 5.00%, 12/1/28                                                 $   2,058,440
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,058,440
--------------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 97.6%
   (IDENTIFIED COST $148,353,162)                                                                $ 159,281,341
--------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.4%                                                           $   3,893,858
--------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                             $ 163,175,199
--------------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Portfolio invests primarily in debt securities issued by ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 37.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 13.8% of total investments.

(1)  Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $21,165,114 or 13.0% of the Portfolio's net assets.

(3)  Security has been issued as a leveraged inverse floater bond.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 95.8%

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
EDUCATION -- 3.7%

$             500   Rhode Island HEFA, (Brown University), 4.75%, 9/1/33                         $     498,810
              905   Rhode Island HEFA, (Higher Education Facility-Brown
                    University), 5.00%, 9/1/23                                                         937,327
              500   Rhode Island HEFA, (Higher Education Facility-Salve Regina),
                    5.125%, 3/15/32                                                                    507,215
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,943,352
--------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.8%

$             900   Puerto Rico Electric Power Authority,
                    Variable Rate, 7/1/29(1)(2)                                                  $     954,252
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     954,252
--------------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 1.9%

$             230   Rhode Island Depositors Economic Protection Corp.,
                    Escrowed to Maturity, 5.75%, 8/1/21                                          $     274,717
              555   Rhode Island Depositors Economic Protection Corp.,
                    Escrowed to Maturity, 6.375%, 8/1/22                                               704,212
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     978,929
--------------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 0.3%

$             225   Puerto Rico, 0.00%, 7/1/16                                                   $     138,046
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     138,046
--------------------------------------------------------------------------------------------------------------

HOSPITAL -- 5.9%

$           1,000   Rhode Island HEFA, (Hospital Financing-Lifespan Obligation
                    Group), 6.50%, 8/15/32                                                       $   1,058,950
              500   Rhode Island HEFA, (Newport Hospital), 5.30%, 7/1/29                               488,835
              725   Rhode Island HEFA, (St. Joseph Health Services),
                    5.50%, 10/1/29                                                                     668,254
              830   Rhode Island HEFA, (Westerly Hospital), 6.00%, 7/1/14                              825,676
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   3,041,715
--------------------------------------------------------------------------------------------------------------

HOUSING -- 0.3%

$             135   Rhode Island Housing and Mortgage Finance Corp., (AMT),
                    7.55%, 10/1/22                                                               $     135,155
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     135,155
--------------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 21.5%

$           2,590   Rhode Island HEFA, (Bryant College), (AMBAC),
                    5.00%, 12/1/31                                                               $   2,631,155
              900   Rhode Island HEFA, (Higher Education Facilities-Rhode Island
                    School of Design), (XLCA), 5.00%, 8/15/23                                          938,070
$           1,575   Rhode Island HEFA, (Johnson and Wales University), (MBIA),
                    5.00%, 4/1/29                                                                $   1,600,767
            1,000   Rhode Island HEFA, (Providence College), (XLCA),
                    5.00%, 11/1/24                                                                   1,031,270
            1,000   Rhode Island HEFA, (Rhode Island College), (AMBAC),
                    5.625%, 9/15/30                                                                  1,096,000
              500   Rhode Island HEFA, (Roger Williams College), (AMBAC),
                    5.00%, 11/15/24                                                                    513,765
            1,600   Rhode Island HEFA, (School of Design), (MBIA),
                    5.00%, 6/1/31                                                                    1,629,760
            1,000   Rhode Island HEFA, (University of Rhode Island), (AMBAC),
                    5.70%, 9/15/30                                                                   1,105,050
              500   Rhode Island HEFA, (University of Rhode Island), (MBIA),
                    5.50%, 9/15/19                                                                     559,660
--------------------------------------------------------------------------------------------------------------
                                                                                                 $  11,105,497
--------------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 3.7%

$           1,750   Puerto Rico Electric Power Authority, (MBIA),
                    0.00%, 7/1/17                                                                $   1,064,000
              300   Puerto Rico Electric Power Authority, (MBIA),
                    Variable Rate, 7/1/16(2)(3)                                                        455,559
              335   Puerto Rico Electric Power Authority, DRIVERS, (FSA),
                    Variable Rate, 7/1/29(2)(3)                                                        386,235
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,905,794
--------------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 3.4%

$             500   Rhode Island Depositors Economic Protection Corp., (MBIA),
                    Escrowed to Maturity, 5.80%, 8/1/09                                          $     570,100
            1,000   Rhode Island Depositors Economic Protection Corp., (MBIA),
                    Escrowed to Maturity, 5.80%, 8/1/12                                              1,170,960
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,741,060
--------------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 8.0%

$             340   Cranston, (FSA), 5.00%, 2/15/24                                              $     354,851
            1,000   North Kingstown, (FGIC), 5.875%, 10/1/25(4)                                      1,115,420
            1,000   Providence, (FGIC), 5.00%, 1/15/26                                               1,028,990
              500   Puerto Rico, (FSA), Variable Rate, 7/1/27(2)(3)                                    643,345
              335   Rhode Island and Providence Plantations, (FGIC),
                    5.375%, 6/1/19                                                                     373,110
              575   Warwick, (AMBAC), 5.00%, 7/15/21                                                   611,472
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,127,188
--------------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 3.8%

$           1,900   Rhode Island HEFA, (Lifespan), (MBIA), 5.25%, 5/15/26                        $   1,947,633
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,947,633
--------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
INSURED-HOUSING -- 4.9%

$           1,000   Rhode Island Housing and Mortgage Finance Corp., (Rental
                    Housing Program), (FSA), (AMT), 5.25%, 10/1/31                               $   1,013,470
            1,000   Rhode Island Housing and Mortgage Finance Corp., (Rental
                    Housing Program), (FSA), (AMT), 5.55%, 10/1/32                                   1,031,390
              500   Villa Excelsior Housing Development Corp., (MBIA),
                    6.85%, 1/1/24                                                                      510,425
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,555,285
--------------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 4.0%

$             500   Providence Public Building Authority, (School and Public
                    Facilities Projects), (FSA), 5.00%, 12/15/18                                 $     537,400
            1,500   Rhode Island HEFA, (Higher Education Facilities), (MBIA),
                    5.00%, 9/15/23                                                                   1,560,945
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,098,345
--------------------------------------------------------------------------------------------------------------

INSURED-SOLID WASTE -- 1.5%

$             750   Rhode Island Resource Recovery Corp., (MBIA), (AMT),
                    5.00%, 3/1/22                                                                $     772,687
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     772,687
--------------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 7.9%

$           2,300   Convention Center Authority of Rhode Island, (MBIA),
                    5.25%, 5/15/15                                                               $   2,583,636
            1,000   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/07(1)(2)                                                      1,045,710
              420   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(2)(3)                                                        448,799
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,078,145
--------------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 4.0%

$           1,000   Puerto Rico Highway and Transportation Authority, (FSA),
                    4.75%, 7/1/38                                                                $   1,006,470
            1,000   Rhode Island Economic Development Corp. (T.F. Green Airport),
                    (FSA), 5.00%, 7/1/20                                                             1,041,060
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,047,530
--------------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 4.9%

$           1,115   Rhode Island Clean Water Finance Agency, (MBIA),
                    5.00%, 10/1/28                                                               $   1,138,337
            1,000   Rhode Island Clean Water Finance Agency, (MBIA),
                    5.00%, 10/1/35                                                                   1,014,990
              350   Rhode Island Clean Water, Water Pollution Control, (MBIA),
                    5.40%, 10/1/15                                                                     398,423
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,551,750
--------------------------------------------------------------------------------------------------------------

NURSING HOME -- 5.4%

$             500   Rhode Island HEFA, (Roger Williams Realty), 6.50%, 8/1/29                    $     546,365
            1,275   Rhode Island HEFA, (Steere House), 5.80%, 7/1/20                                 1,243,406
            1,000   Rhode Island HEFA, (Tockwotton Home), 6.25%, 8/15/22                             1,005,260
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,795,031
--------------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 3.1%

$             515   Puerto Rico Infrastructure Financing Authority,
                    Variable Rate, 10/1/32(2)(3)                                                 $     645,903
              900   Puerto Rico Infrastructure Financing Authority,
                    5.50%, 10/1/40                                                                     973,746
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,619,649
--------------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 3.9%

$           1,500   Providence, Tax Increment, 7.65%, 6/1/16                                     $   1,519,155
              500   Tiverton, Obligation Tax Increment, (Mount Hope Bay Village),
                    6.875%, 5/1/22                                                                     522,795
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,041,950
--------------------------------------------------------------------------------------------------------------

WATER AND SEWER -- 1.9%

$             955   Rhode Island Clean Water, PCR, 5.00%, 10/1/22                                $   1,002,167
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,002,167
--------------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 95.8%
   (IDENTIFIED COST $46,401,077)                                                                 $  49,581,160
--------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 4.2%                                                           $   2,170,053
--------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                             $  51,751,213
--------------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 70.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.0% to 34.2% of total investments.

                        See notes to financial statements

(1)  Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $4,579,803 or 8.8% of the Portfolio's net assets.

(3)  Security has been issued as a leveraged inverse floater bond.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.7%

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
EDUCATION -- 2.8%

$             750   Sheperd College Board of Governors, 5.125%, 12/1/33                          $     759,502
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     759,502
--------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.9%

$             500   Mason County PCR, (Appalachian Power Co.),
                    5.50%, 10/1/22                                                               $     508,270
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     508,270
--------------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 8.3%

$           1,820   West Virginia Health Facilities Authority, (Charleston Area
                    Medical Center), Escrowed to Maturity, 6.50%, 9/1/23                         $   2,270,377
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,270,377
--------------------------------------------------------------------------------------------------------------

HOSPITAL -- 3.7%

$           1,000   Berkeley Building Commission, (City Hospital),
                    6.50%, 11/1/22(1)                                                            $   1,000,540
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,000,540
--------------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 1.9%

$             500   Braxton County, (Weyerhaeuser), (AMT), 5.80%, 6/1/27                         $     514,705
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     514,705
--------------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 6.5%

$             750   Fairmont College Student Activity Revenue, (FGIC),
                    5.00%, 6/1/32                                                                $     765,877
              455   West Virginia Higher Education Interim Governing Board,
                    (Marshall University), (FGIC), 5.00%, 5/1/31                                       461,993
              500   West Virginia State University System, (West Virginia
                    University Project), (AMBAC), 0.00%, 4/1/24                                        188,605
            1,500   West Virginia University System, (West Virginia University
                    Project), (AMBAC), 0.00%, 4/1/31                                                   370,170
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,786,645
--------------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 7.3%

$             450   Marshall PCR, (Ohio Power), (MBIA), 5.45%, 7/1/14                            $     460,332
              250   Pleasants County PCR, (Potomac Edison), (AMBAC), (AMT),
                    5.50%, 4/1/29                                                                      259,048
            1,000   Pleasants County PCR, (West Pennsylvania), (AMBAC),
                    (AMT), 5.50%, 4/1/29                                                             1,037,170
              150   Puerto Rico Electric Power Authority, (MBIA),
                    Variable Rate, 7/1/16(2)(3)                                                        227,780
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,984,330
--------------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 8.6%

$           2,500   Kanawha-Putnam, Single Family, (AMBAC), Escrowed to
                    Maturity, 0.00%, 12/1/16                                                     $   1,480,825
              310   Puerto Rico, (FSA), Prerefunded to 7/1/11,
                    5.125%, 7/1/30                                                                     347,870
              500   West Virginia University System, (Marshall University Library),
                    (AMBAC), Prerefunded to 4/1/06, 5.75%, 4/1/16                                      534,135
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,362,830
--------------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 9.3%

$             250   Ohio County Board of Education, (MBIA), 5.125%, 6/1/18                       $     271,660
              190   Puerto Rico, (FSA), 5.125%, 7/1/30                                                 196,813
              300   Puerto Rico, (FSA), Variable Rate, 7/1/27(2)(3)                                    386,007
              500   West Virginia School Building Authority, (AMBAC),
                    5.60%, 7/1/17                                                                      550,800
            1,700   West Virginia, (FGIC), 0.00%, 11/1/19                                              854,743
              250   West Virginia, (FGIC), 5.75%, 11/1/21                                              272,085
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   2,532,108
--------------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 15.3%

$             500   Harrison County Building Commission, (Maplewood Retirement),
                    (AMBAC), 5.25%, 4/1/28                                                       $     514,175
              500   Randolph County Commission Health System, (Davis Health
                    System Inc.), (FSA), 5.20%, 11/1/21                                                531,445
            1,000   West Virginia Health Facilities Authority, (Cabell Huntington
                    Hospital), (AMBAC), 6.25%, 1/1/19                                                1,023,320
              850   West Virginia Health Facilities Authority, (Charleston Area
                    Medical Center), (MBIA), 5.75%, 9/1/13                                             895,424
            1,200   West Virginia Health Facilities Authority, (West Virginia
                    University Medical Corp.), (MBIA), 6.10%, 1/1/18                                 1,203,876
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,168,240
--------------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 3.7%

$             500   West Virginia Economic Development Authority, (Correctional
                    Juvenile and Public), (MBIA), 5.00%, 6/1/26                                  $     514,170
              500   West Virginia Economic Development Authority, (West Virginia
                    University), (AMBAC), 5.00%, 7/15/31                                               508,840
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,023,010
--------------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 5.8%

$             600   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(3)(4)                                                  $     627,426
              910   Puerto Rico Infrastructure Financing Authority, (AMBAC),
                    Variable Rate, 7/1/28(2)(3)                                                        972,399
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,599,825
--------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                                                  VALUE
--------------------------------------------------------------------------------------------------------------
INSURED-TRANSPORTATION -- 1.0%

$             250   West Virginia Parkways, Economic Development and Tourism
                    Authority, (FGIC), 5.25%, 5/15/19                                            $     284,485
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     284,485
--------------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 15.4%

$             250   Berkeley Public Service District Sewer, (MBIA),
                    5.75%, 10/1/25                                                               $     269,850
              500   Crab Orchard - MacArthur Public Service District Sewer System,
                    (AMBAC), 5.50%, 10/1/25                                                            534,230
              500   Martinsburg Water and Sewer, (MBIA), 5.00%, 9/1/31                                 509,165
            1,000   Parkersburg Waterworks and Sewer, (FSA), 5.80%, 9/1/19                           1,086,500
              750   West Virginia Water Development Authority, (AMBAC),
                    5.00%, 10/1/28                                                                     770,565
              500   West Virginia Water Development, (Loan Program II),
                    (AMBAC), 5.00%, 11/1/33                                                            511,715
              500   West Virginia Water Development, (Loan Program III),
                    (AMBAC), (AMT), 5.65%, 7/1/40                                                      526,015
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   4,208,040
--------------------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 1.5%

$             400   West Virginia Economic Development Authority, (State Office
                    Building), 5.00%, 10/1/26                                                    $     406,860
--------------------------------------------------------------------------------------------------------------
                                                                                                 $     406,860
--------------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 3.7%

$           1,000   Puerto Rico Highway and Transportation Authority,
                    5.00%, 7/1/36                                                                $   1,012,170
--------------------------------------------------------------------------------------------------------------
                                                                                                 $   1,012,170
--------------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 96.7%
   (IDENTIFIED COST $24,681,579)                                                                 $  26,421,937
--------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 3.3%                                                           $     900,264
--------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                             $  27,322,201
--------------------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 75.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 9.6% to 39.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security has been issued as a leveraged inverse floater bond.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $2,213,612 or 8.1% of the Portfolio's net assets.

(4)  Security has been issued as an inverse floater bond.

                        See notes to financial statements

EATON VANCE MUNICIPALS PORTFOLIOS as of September 30, 2004

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

                                                             CALIFORNIA PORTFOLIO    FLORIDA PORTFOLIO
------------------------------------------------------------------------------------------------------
ASSETS

Investments --
   Identified cost                                             $   197,881,285        $   218,414,087
   Unrealized appreciation                                          28,090,656             21,251,043
------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                                          $   225,971,941        $   239,665,130
------------------------------------------------------------------------------------------------------
Cash                                                           $     2,127,553        $       132,372
Receivable for investments sold                                             --                540,000
Interest receivable                                                  2,918,140              4,569,054
Receivable for daily variation margin on open
 financial futures contracts                                           269,912                289,120
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   231,287,546        $   245,195,676
------------------------------------------------------------------------------------------------------

LIABILITIES

Accrued expenses                                               $        56,255        $        55,375
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        56,255        $        55,375
------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST
 IN PORTFOLIO                                                  $   231,231,291        $   245,140,301
------------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and
 withdrawals                                                   $   204,094,040        $   224,894,549
Net unrealized appreciation (computed on the
 basis of identified cost)                                          27,137,251             20,245,752
------------------------------------------------------------------------------------------------------
TOTAL                                                          $   231,231,291        $   245,140,301
------------------------------------------------------------------------------------------------------

                                                           MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
---------------------------------------------------------------------------------------------------------
ASSETS

Investments --
   Identified cost                                             $   184,789,131        $    15,454,868
   Unrealized appreciation                                          16,494,854              1,260,793
---------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                                          $   201,283,985        $    16,715,661
---------------------------------------------------------------------------------------------------------
Cash                                                           $     6,956,269        $       150,410
Receivable for investments sold                                             --                351,942
Interest receivable                                                  2,642,047                241,512
Receivable for daily variation margin on open
 financial futures contracts                                           142,187                 13,000
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   211,024,488        $    17,472,525
---------------------------------------------------------------------------------------------------------

LIABILITIES

Accrued expenses                                               $        55,884        $        25,559
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        55,884        $        25,559
---------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST
 IN PORTFOLIO                                                  $   210,968,604        $    17,446,966
---------------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and
 withdrawals                                                   $   195,136,956        $    16,238,379
Net unrealized appreciation (computed on the
 basis of identified cost)                                          15,831,648              1,208,587
---------------------------------------------------------------------------------------------------------
TOTAL                                                          $   210,968,604        $    17,446,966
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                             NEW YORK PORTFOLIO        OHIO PORTFOLIO
-----------------------------------------------------------------------------------------------------
ASSETS

Investments --
   Identified cost                                             $   295,621,674        $   148,353,162
   Unrealized appreciation                                          37,940,813             10,928,179
-----------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                                          $   333,562,487        $   159,281,341
-----------------------------------------------------------------------------------------------------
Cash                                                           $       523,564        $     1,013,283
Receivable for investments sold                                        189,835                     --
Interest receivable                                                  5,943,471              2,789,700
Receivable for daily variation margin on open
 financial futures contracts                                           416,406                125,937
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   $   340,635,763        $   163,210,261
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $       820,947        $            --
Accrued expenses                                                        62,189                 35,062
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $       883,136        $        35,062
-----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST
 IN PORTFOLIO                                                  $   339,752,627        $   163,175,199
-----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and
 withdrawals                                                   $   303,754,054        $   152,769,041
Net unrealized appreciation (computed on the
 basis of identified cost)                                          35,998,573             10,406,158
-----------------------------------------------------------------------------------------------------
TOTAL                                                          $   339,752,627        $   163,175,199
-----------------------------------------------------------------------------------------------------

                                                           RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------
ASSETS

Investments --
   Identified cost                                             $    46,401,077        $    24,681,579
   Unrealized appreciation                                           3,180,083              1,740,358
----------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                                          $    49,581,160        $    26,421,937
----------------------------------------------------------------------------------------------------------
Cash                                                           $       224,768        $       519,117
Receivable for investments sold                                      1,152,236                     --
Interest receivable                                                    793,490                392,384
Receivable for daily variation margin on open
 financial futures contracts                                            30,469                 16,250
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   $    51,782,123        $    27,349,688
----------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $            --        $            --
Accrued expenses                                                        30,910                 27,487
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        30,910        $        27,487
----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST
 IN PORTFOLIO                                                  $    51,751,213        $    27,322,201
----------------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and
 withdrawals                                                   $    48,713,246        $    25,657,638
Net unrealized appreciation (computed on the
 basis of identified cost)                                           3,037,967              1,664,563
----------------------------------------------------------------------------------------------------------
TOTAL                                                          $    51,751,213        $    27,322,201
----------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF OPERATIONS

AS OF SEPTEMBER 30, 2004

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                             CALIFORNIA PORTFOLIO    FLORIDA PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                       $    14,131,577        $    14,940,591
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $    14,131,577        $    14,940,591
------------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $     1,133,652        $     1,118,054
Trustees' fees and expenses                                             12,278                 14,114
Legal and accounting services                                           50,161                 50,462
Custodian fee                                                          130,243                137,052
Miscellaneous                                                           17,589                 20,622
------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $     1,343,923        $     1,340,304
------------------------------------------------------------------------------------------------------
Deduct--
   Reduction of custodian fee                                  $         8,216        $         9,685
------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $         8,216        $         9,685
------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   $     1,335,707        $     1,330,619
------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $    12,795,870        $    13,609,972
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $     4,326,045        $     1,496,606
   Financial futures contracts                                      (5,741,105)            (6,559,143)
------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                              $    (1,415,060)       $    (5,062,537)
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    (2,161,343)       $       921,134
   Financial futures contracts                                       1,678,740              1,651,266
------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $      (482,603)       $     2,572,400
------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                               $    (1,897,663)       $    (2,490,137)
------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    10,898,207        $    11,119,835
------------------------------------------------------------------------------------------------------

                                                           MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                       $    12,383,214        $       982,678
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $    12,383,214        $       982,678
---------------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $       911,671        $        27,537
Trustees' fees and expenses                                             12,277                    153
Legal and accounting services                                           49,906                 23,446
Custodian fee                                                          117,785                 17,251
Miscellaneous                                                           15,906                  5,175
---------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $     1,107,545        $        73,562
---------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $         8,695        $         1,692
---------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $         8,695        $         1,692
---------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   $     1,098,850        $        71,870
---------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $    11,284,364        $       910,808
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $     1,077,213        $        (6,234)
   Financial futures contracts                                      (3,777,063)              (267,340)
---------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                              $    (2,699,850)       $      (273,574)
---------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $       372,631        $       (11,395)
   Financial futures contracts                                       1,603,566                 36,614
---------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $     1,976,197        $        25,219
---------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                               $      (723,653)       $      (248,355)
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    10,560,711        $       662,453
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                             NEW YORK PORTFOLIO        OHIO PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                       $    20,083,598        $    10,397,670
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $    20,083,598        $    10,397,670
-----------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $     1,532,791        $       719,582
Trustees' fees and expenses                                             15,950                 10,442
Legal and accounting services                                           51,360                 62,664
Custodian fee                                                          163,858                 94,908
Miscellaneous                                                           31,347                 16,960
-----------------------------------------------------------------------------------------------------
Total expenses                                                 $     1,795,306        $       904,556
-----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $         3,603        $         2,623
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $         3,603        $         2,623
-----------------------------------------------------------------------------------------------------
NET EXPENSES                                                   $     1,791,703        $       901,933
-----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $    18,291,895        $     9,495,737
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $     5,895,499        $       714,223
   Financial futures contracts                                      (5,287,384)            (2,094,865)
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                                       $       608,115        $    (1,380,642)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    (2,205,564)       $       536,665
   Financial futures contracts                                        (347,271)               174,568
-----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $    (2,552,835)       $       711,233
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                        $    (1,944,720)       $      (669,409)
-----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    16,347,175        $     8,826,328
-----------------------------------------------------------------------------------------------------

                                                           RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                       $     2,953,631        $     1,480,576
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $     2,953,631        $     1,480,576
----------------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $       156,417        $        52,692
Trustees' fees and expenses                                              6,158                  1,530
Legal and accounting services                                           32,738                 25,615
Custodian fee                                                           36,176                 22,236
Miscellaneous                                                            9,088                  5,815
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $       240,577        $       107,888
----------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $         1,105        $         1,233
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $         1,105        $         1,233
----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   $       239,472        $       106,655
----------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $     2,714,159        $     1,373,921
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $       547,586        $        (5,429)
   Financial futures contracts                                        (945,943)              (483,840)
----------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                                       $      (398,357)       $      (489,269)
----------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $       107,534        $       105,231
   Financial futures contracts                                         364,925                132,987
----------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $       472,459        $       238,218
----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                        $        74,102        $      (251,051)
----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     2,788,261        $     1,122,870
----------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                             CALIFORNIA PORTFOLIO    FLORIDA PORTFOLIO
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $    12,795,870        $    13,609,972
   Net realized loss from investment transactions and
      financial futures contracts                                   (1,415,060)            (5,062,537)
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts                (482,603)             2,572,400
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    10,898,207        $    11,119,835
-----------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $    20,730,516        $    21,361,922
   Withdrawals                                                     (46,474,604)           (50,810,134)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $   (25,744,088)       $   (29,448,212)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $   (14,845,881)       $   (18,328,377)
-----------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $   246,077,172        $   263,468,678
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $   231,231,291        $   245,140,301
-----------------------------------------------------------------------------------------------------

                                                           MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $    11,284,364        $       910,808
   Net realized loss from investment transactions and
      financial futures contracts                                   (2,699,850)              (273,574)
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts               1,976,197                 25,219
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    10,560,711        $       662,453
---------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $    22,264,139        $     2,252,661
   Withdrawals                                                     (32,010,538)            (3,237,589)
---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $    (9,746,399)       $      (984,928)
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $       814,312        $      (322,475)
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $   210,154,292        $    17,769,441
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $   210,968,604        $    17,446,966
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                             NEW YORK PORTFOLIO        OHIO PORTFOLIO
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $    18,291,895        $     9,495,737
   Net realized gain (loss) from investment transactions
      and financial futures contracts                                  608,115             (1,380,642)
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts              (2,552,835)               711,233
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    16,347,175        $     8,826,328
-----------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $    32,310,253        $    13,863,686
   Withdrawals                                                     (59,797,228)           (32,710,754)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $   (27,486,975)       $   (18,847,068)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $   (11,139,800)       $   (10,020,740)
-----------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $   350,892,427        $   173,195,939
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $   339,752,627        $   163,175,199
-----------------------------------------------------------------------------------------------------

                                                           RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $     2,714,159        $     1,373,921
   Net realized gain (loss) from investment transactions
      and financial futures contracts                                 (398,357)              (489,269)
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts                 472,459                238,218
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     2,788,261        $     1,122,870
----------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $     5,345,845        $     3,066,853
   Withdrawals                                                     (11,091,758)            (4,104,501)
----------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $    (5,745,913)       $    (1,037,648)
----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $    (2,957,652)       $        85,222
----------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $    54,708,865        $    27,236,979
----------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $    51,751,213        $    27,322,201
----------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                               CALIFORNIA PORTFOLIO   FLORIDA PORTFOLIO
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $         13,269,091   $      14,512,264
   Net realized gain (loss) from investment transactions and
      financial futures contracts                                         4,984,724             786,408
   Net change in unrealized appreciation (depreciation) from
      investments and financial futures contracts                       (13,091,792)         (7,443,956)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $          5,162,023   $       7,854,716
-------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $         23,798,371   $      26,225,264
   Withdrawals                                                          (42,285,179)        (47,354,415)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $        (18,486,808)  $     (21,129,151)
-------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $        (13,324,785)  $     (13,274,435)
-------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $        259,401,957   $     276,743,113
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $        246,077,172   $     263,468,678
-------------------------------------------------------------------------------------------------------

                                                               MASSACHUSETTS PORTFOLIO   MISSISSIPPI PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                       $            11,461,097   $             902,700
   Net realized gain (loss) from investment transactions and
      financial futures contracts                                            1,131,203                 (17,586)
   Net change in unrealized appreciation (depreciation) from
      investments and financial futures contracts                           (5,241,750)               (257,415)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $             7,350,550   $             627,699
--------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $            24,852,504   $           2,769,831
   Withdrawals                                                             (38,833,260)             (3,028,657)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS           $           (13,980,756)  $            (258,826)
--------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $            (6,630,206)   $            368,873
--------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $           216,784,498   $          17,400,568
--------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $           210,154,292   $          17,769,441
--------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                                NEW YORK PORTFOLIO      OHIO PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                                        $       18,278,025      $   10,165,393
   Net realized gain (loss) from investment transactions, financial
      futures contracts and interest rate swap contracts                                 2,557,327            (946,600)
   Net change in unrealized appreciation (depreciation) from investments,
      financial futures contracts and interest rate swap contracts                      (8,037,923)           (616,783)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $       12,797,429      $    8,602,010
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                                $       44,894,206      $   18,064,188
   Withdrawals                                                                         (57,610,886)        (34,437,970)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                            $      (12,716,680)     $  (16,373,782)
----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                           $           80,749      $   (7,771,772)
----------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                            $      350,811,678      $  180,967,711
----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                  $      350,892,427      $  173,195,939
----------------------------------------------------------------------------------------------------------------------

                                                                                RHODE ISLAND PORTFOLIO     WEST VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                                        $            2,836,223     $             1,378,196
   Net realized gain (loss) from investment transactions, financial
      futures contracts and interest rate swap contracts                                        44,174                     265,377
   Net change in unrealized appreciation (depreciation) from investments,
      financial futures contracts and interest rate swap contracts                          (1,477,521)                   (948,957)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $            1,402,876     $               694,616
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                                $            9,379,686     $             3,397,711
   Withdrawals                                                                             (10,954,064)                 (4,266,029)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS                            $           (1,574,378)    $              (868,318)
----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                           $             (171,502)    $              (173,702)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                            $           54,880,367     $            27,410,681
----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                  $           54,708,865     $            27,236,979
----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                  CALIFORNIA PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------
                                                                  2004        2003      2002(1)        2001         2000
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                         0.56%       0.56%       0.55%        0.57%        0.58%
   Expenses after custodian fee reduction                           0.56%       0.55%       0.55%        0.54%        0.57%
   Net investment income                                            5.35%       5.30%       5.44%        5.26%        5.65%
Portfolio Turnover                                                    18%         21%          3%          26%          13%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                     4.70%       2.28%       9.03%          --           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $ 231,231   $ 246,077   $ 259,402    $ 248,056    $ 238,820
--------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.40% To 5.44%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                                    FLORIDA PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------
                                                                  2004        2003      2002(1)        2001         2000
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                         0.52%       0.53%       0.54%        0.54%        0.56%
   Expenses after custodian fee reduction                           0.52%       0.52%       0.50%        0.48%        0.51%
   Net investment income                                            5.32%       5.39%       5.72%        5.68%        5.72%
Portfolio Turnover                                                     9%         23%         19%          11%          12%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                     4.44%       2.96%       8.73%          --           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $ 245,140   $ 263,469   $ 276,743    $ 272,972    $ 277,857
--------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.71% To 5.72%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                              MASSACHUSETTS PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004           2003          2002(1)         2001           2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.52%          0.52%          0.51%          0.52%          0.54%
   Expenses after custodian fee reduction                     0.52%          0.51%          0.49%          0.48%          0.52%
   Net investment income                                      5.31%          5.36%          5.53%          5.47%          5.79%
Portfolio Turnover                                              27%            16%            10%             8%            15%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               5.16%          3.51%          8.76%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $    210,969   $    210,154   $    216,784   $    196,997   $    177,160
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.49% To 5.53%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                               MISSISSIPPI PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004           2003          2002(1)        2001           2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.41%          0.40%          0.40%          0.42%          0.47%
   Expenses after custodian fee reduction                     0.40%          0.38%          0.38%          0.37%          0.45%
   Net investment income                                      5.10%          5.22%          5.34%          5.33%          5.55%
Portfolio Turnover                                              15%            11%            10%            11%             4%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               4.00%          3.64%          8.08%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $     17,447   $     17,769   $     17,401   $     17,031   $     15,827
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.24% To 5.34%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                                NEW YORK PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004           2003          2002(1)         2001           2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.52%          0.51%          0.52%          0.53%          0.54%
   Expenses after custodian fee reduction                     0.52%          0.51%          0.52%          0.53%          0.54%
   Net investment income                                      5.31%          5.28%          5.41%          5.15%          5.56%
Portfolio Turnover                                              26%            19%             7%            19%            27%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               4.71%          3.83%          9.84%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $    339,753   $    350,892   $    350,812   $    338,850   $    335,488
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.39% To 5.41%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                                  OHIO PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------------------
                                                           2004          2003          2002(1)         2001          2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.54%          0.52%          0.52%          0.53%          0.57%
   Expenses after custodian fee reduction                     0.54%          0.51%          0.51%          0.52%          0.57%
   Net investment income                                      5.63%          5.75%          5.72%          5.87%          6.00%
Portfolio Turnover                                               9%            15%            15%            22%            28%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               5.23%          5.10%          7.43%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $    163,175   $    173,196   $    180,968   $    183,059   $    183,968
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                               RHODE ISLAND PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004           2003          2002(1)         2001          2000
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.45%          0.43%          0.41%          0.40%          0.43%
   Expenses after custodian fee reduction                     0.45%          0.42%          0.38%          0.35%          0.40%
   Net investment income                                      5.06%          5.13%          5.23%          5.33%          5.66%
Portfolio Turnover                                              16%            19%            13%            14%            15%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               5.37%          2.57%          8.57%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $     51,751   $     54,709   $     54,880   $     45,366   $     37,755
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.21% To 5.23%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

                                                                              WEST VIRGINIA PORTFOLIO
                                                      -----------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------------------
                                                         2004           2003          2002(1)        2001            2000
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                  0.40%          0.39%          0.37%          0.39%          0.45%
   Expenses after custodian fee reduction                    0.39%          0.37%          0.36%          0.35%          0.43%
   Net investment income                                     5.06%          5.06%          5.19%          5.32%          5.48%
Portfolio Turnover                                             12%            21%            19%            12%             7%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                              4.26%          2.54%          9.41%            --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $    27,322   $     27,237   $     27,411   $     24,976   $     24,930
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 5.16% To 5.19%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total Return is Required to be Disclosed for Fiscal Years Beginning After December 15, 2000.

                        See notes to financial statements

EATON VANCE MUNICIPALS PORTFOLIOS as of September 30, 2004
NOTESTO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively, the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. At September 30, 2004, Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund held an approximate 99.9% interest in its corresponding Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

   C FEDERAL TAXES -- The Portfolios are treated as a partnership for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

   F WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   G INTEREST RATE SWAPS -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

   H LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

   I OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   J USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   K INDEMNIFICATIONS -- Under each Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Portfolio. Interestholders in each Portfolio are jointly and severally liable for the liabilities and obligations of each Portfolio in the event that each Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in each Portfolio, each Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in each Portfolio. Additionally, in the normal course of business, each Portfolio enters into agreements with service providers that may contain indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet occurred.

   L EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statements of Operations.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2004, each Portfolio paid advisory fees as follows:

   PORTFOLIO                     AMOUNT        EFFECTIVE RATE*
   ------------------------------------------------------------
   California                  $  1,133,652              0.47%
   Florida                        1,118,054              0.44%
   Massachusetts                    911,671              0.43%
   Mississippi                       27,537              0.15%
   New York                       1,532,791              0.44%
   Ohio                             719,582              0.43%
   Rhode Island                     156,417              0.29%
   West Virginia                     52,692              0.19%

   * Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

   During the year ended September 30, 2004, certain Portfolios engaged in purchase and sale transactions with other Portfolios that also utilize BMR as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to:

   PORTFOLIO                      PURCHASES                 SALES
   --------------------------------------------------------------
   Florida                     $         --        $      500,750
   Massachusetts                  1,835,978               249,413
   Mississippi                      313,565                    --
   Rhode Island                          --               106,984

3  INVESTMENTS

   Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 2004 were as follows:

   CALIFORNIA PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $   42,187,261
   Sales                                               62,422,837

   FLORIDA PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $   23,292,949
   Sales                                               48,893,354

   MASSACHUSETTS PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $   55,598,143
   Sales                                               65,775,968

   MISSISSIPPI PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $    2,669,598
   Sales                                                3,236,078

   NEW YORK PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $   89,980,666
   Sales                                              106,481,805

   OHIO PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $   15,002,403
   Sales                                               27,626,803

   RHODE ISLAND PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $    8,228,056
   Sales                                               13,355,936

   WEST VIRGINIA PORTFOLIO
   --------------------------------------------------------------
   Purchases                                       $    3,252,285
   Sales                                                4,279,524

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in the value of the investments owned by each Portfolio at September 30, 2004, as computed on a federal income tax basis, were as follows:

   CALIFORNIA PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $  197,045,572
   --------------------------------------------------------------
   Gross unrealized appreciation                   $   29,203,160
   Gross unrealized depreciation                         (276,791)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $   28,926,369
   --------------------------------------------------------------

   FLORIDA PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $  218,143,356
   --------------------------------------------------------------
   Gross unrealized appreciation                   $   22,934,657
   Gross unrealized depreciation                       (1,412,883)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $   21,521,774
   --------------------------------------------------------------

   MASSACHUSETTS PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $  184,016,108
   --------------------------------------------------------------
   Gross unrealized appreciation                   $   17,725,760
   Gross unrealized depreciation                         (457,883)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $   17,267,877
   --------------------------------------------------------------

   MISSISSIPPI PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $   15,305,733
   --------------------------------------------------------------
   Gross unrealized appreciation                   $    1,454,519
   Gross unrealized depreciation                          (44,591)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $    1,409,928
   --------------------------------------------------------------

   NEW YORK PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $  303,603,104
   --------------------------------------------------------------
   Gross unrealized appreciation                   $   37,520,751
   Gross unrealized depreciation                       (1,371,258)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $   36,149,493
   --------------------------------------------------------------

   OHIO PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $  148,254,237
   --------------------------------------------------------------
   Gross unrealized appreciation                   $   13,037,930
   Gross unrealized depreciation                       (2,010,826)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $   11,027,104
   --------------------------------------------------------------

   RHODE ISLAND PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $   46,333,220
   --------------------------------------------------------------
   Gross unrealized appreciation                   $    3,296,782
   Gross unrealized depreciation                          (48,842)
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $    3,247,940
   --------------------------------------------------------------

   WEST VIRGINIA PORTFOLIO
   --------------------------------------------------------------
   AGGREGATE COST                                  $   24,652,735
   --------------------------------------------------------------
   Gross unrealized appreciation                   $    1,769,202
   Gross unrealized depreciation                               --
   --------------------------------------------------------------
   NET UNREALIZED APPRECIATION                     $    1,769,202
   --------------------------------------------------------------

5  LINE OF CREDIT

   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 2004.

6  FINANCIAL INSTRUMENTS

   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   Note 6 continued on next page.

A summary of obligations under these financial instruments at September 30, 2004 is as follows:

   FUTURES CONTRACTS
   -----------------------------------------------------------------------------------------------------------------------
                                                                                                            NET UNREALIZED
                  EXPIRATION                                               AGGREGATE                         APPRECIATION
   PORTFOLIO      DATE         CONTRACTS                   POSITION           COST             VALUE        (DEPRECIATION)
   -----------------------------------------------------------------------------------------------------------------------
   California     12/04        588 U.S. Treasury Bond      Short        $  (65,031,220)   $  (65,984,625)   $     (953,405)
   -----------------------------------------------------------------------------------------------------------------------
   Florida        12/04        620 U.S. Treasury Bond      Short        $  (68,570,334)   $  (69,575,625)   $   (1,005,291)
   -----------------------------------------------------------------------------------------------------------------------
   Massachusetts  12/04        350 U.S. Treasury Bond      Short        $  (38,613,356)   $  (39,276,562)   $     (663,206)
   -----------------------------------------------------------------------------------------------------------------------
   Mississippi    12/04        32 U.S. Treasury Bond       Short        $   (3,538,794)   $   (3,591,000)   $      (52,206)
   -----------------------------------------------------------------------------------------------------------------------
   New York       12/04        1,025 U.S. Treasury Bond    Short        $ (113,081,979)   $ (115,024,219)   $   (1,942,240)
   -----------------------------------------------------------------------------------------------------------------------
   Ohio           12/04        310 U.S. Treasury Bond      Short        $  (34,265,791)   $  (34,787,812)   $     (522,021)
   -----------------------------------------------------------------------------------------------------------------------
   Rhode Island   12/04        75 U.S. Treasury Bond       Short        $   (8,274,290)   $   (8,416,406)   $     (142,116)
   -----------------------------------------------------------------------------------------------------------------------
   West Virginia  12/04        40 U.S. Treasury Bond       Short        $   (4,412,955)   $   (4,488,750)   $      (75,795)

   At September 30, 2004, the Portfolios had sufficient cash and/or securities to cover margin requirements on open future contracts.

EATON VANCE MUNICIPALS PORTFOLIOS as of September 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF THE CALIFORNIA MUNICIPALS PORTFOLIO, FLORIDA MUNICIPALS PORTFOLIO, MASSACHUSETTS MUNICIPALS PORTFOLIO, MISSISSIPPI MUNICIPALS PORTFOLIO, NEW YORK MUNICIPALS PORTFOLIO, OHIO MUNICIPALS PORTFOLIO, RHODE ISLAND MUNICIPALS PORTFOLIO, AND WEST VIRGINIA MUNICIPALS PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio (the Portfolios) as of September 30, 2004, and related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2004 and 2003 and the supplementary data for each of years in the five-year period ended September 30, 2004. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at September 30, 2004, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE MUNICIPALS FUNDS
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust (the Trust), California Municipals Portfolio (CAP), Florida Municipals Portfolio (FLP), Massachusetts Municipals Portfolio (MAP), Mississippi Municipals Portfolio
(MSP), New York Municipals Portfolio (NYP), Ohio Municipals Portfolio (OHP), Rhode Island Municipals Portfolio (RIP) and West Virginia Municipals Portfolio
(WVP) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)     TERM OF                                       NUMBER OF PORTFOLIOS
                          WITH THE      OFFICE AND                                       IN FUND COMPLEX
      NAME AND          TRUST AND THE    LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
   DATE OF BIRTH         PORTFOLIOS      SERVICE          DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes         Trustee and     Trustee and  Chairman, President and Chief            195               Director of EVC
11/9/41                Vice President      Vice      Executive Officer of BMR, EVC,
                                       President of  EVM and EV; Director of EV; Vice
                                         the Trust   President and Director of EVD.
                                        since 1985;  Trustee and/or officer of 195
                                          of the     registered investment companies
                                        Portfolios   in the Eaton Vance Fund Complex.
                                        since 1992   Mr. Hawkes is an interested
                                                     person because of his positions
                                                     with BMR, EVM, EVC and EV, which
                                                     are affiliates of the Trust and
                                                     the Portfolios.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III       Trustee      Trustee of   Jacob H. Schiff Professor of             195            Director of Tiffany &
2/23/35                                 the Trust    Investment Banking Emeritus,                           Co. (specialty retailer)
                                        since 1986;  Harvard University Graduate                                and Telect, Inc.
                                       of CAP, FLP,  School of Business                                       (telecommunication
                                       MAP, NYP and  Administration.                                           services company)
                                         OHP since
                                       1992; of MSP,
                                        RIP and WVP
                                        since 1993

William H. Park            Trustee      Since 2003   President and Chief Executive            195                   None
9/19/47                                              Officer, Prizm Capital
                                                     Management, LLC (investment
                                                     management firm) (since 2002).
                                                     Executive Vice President and
                                                     Chief Financial Officer, United
                                                     Asset Management Corporation (a
                                                     holding company owning
                                                     institutional investment
                                                     management firms) (1982-2001).

Ronald A. Pearlman         Trustee      Since 2003   Professor of Law, Georgetown             195                   None
7/10/40                                              University Law Center (since
                                                     1999). Tax Partner, Covington &
                                                     Burling, Washington, DC
                                                     (1991-2000).

Norton H. Reamer           Trustee      Trustee of   President, Chief Executive               195                   None
9/21/35                                 the Trust    Officer and a Director of Asset
                                        since 1985;  Management Finance Corp. (a
                                       of CAP, FLP,  specialty finance company serving
                                       MAP, NYP and  the investment management
                                         OHP since   industry) (since October 2003).
                                       1992; of MSP, President, Unicorn Corporation
                                        RIP and WVP  (an investment and financial
                                        since 1993   advisory services company) (since
                                                     September 2000). Formerly,
                                                     Chairman, Hellman, Jordan
                                                     Management Co., Inc. (an
                                                     investment management company)
                                                     (2000-2003). Formerly, Advisory
                                                     Director of Berkshire Capital
                                                     Corporation (investment banking
                                                     firm) (2002-2003). Formerly
                                                     Chairman of the Board, United
                                                     Asset Management Corporation (a
                                                     holding company owning
                                                     institutional investment
                                                     management firms) and Chairman,
                                                     President and Director, UAM Funds
                                                     (mutual funds) (1980-2000).

                         POSITION(S)     TERM OF                                       NUMBER OF PORTFOLIOS
                          WITH THE      OFFICE AND                                       IN FUND COMPLEX
      NAME AND          TRUST AND THE    LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
   DATE OF BIRTH         PORTFOLIOS      SERVICE          DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)
Lynn A. Stout              Trustee      Since 1998   Professor of Law, University of          195                   None
9/14/57                                              California at Los Angeles School
                                                     of Law (since July 2001).
                                                     Formerly, Professor of Law,
                                                     Georgetown University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)                TERM OF
                                 WITH THE                OFFICE AND
      NAME AND                 TRUST AND THE              LENGTH OF                    PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                 PORTFOLIOS                SERVICE                     DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter                 President               Since 1993        Vice President of EVM and BMR. Officer of 124
8/20/43                                                                    registered investment companies managed by EVM
                                                                           or BMR.

William H. Ahern, Jr.       Vice President of the        Since 2004        Vice President of EVM and BMR. Officer of 77
7/28/59                            Trust                                   registered investment companies managed by EVM
                                                                           or BMR.

Craig R. Brandon            Vice President of the        Since 2004        Vice President of EVM and BMR. Officer of 44
12/21/66                       Trust and MSP                               registered investment companies managed by EVM
                                                                           or BMR.

Cynthia J. Clemson          Vice President of the   Vice President of CAP  Vice President of EVM and BMR. Officer of 84
3/2/63                      Trust, CAP, FLP, MAP,    and MSP since 1995;   registered investment companies managed by EVM
                           MSP, NYP, OHP, RIP and   of FLP since 1998; of  or BMR.
                                    WVP             the Trust, MAP, NYP,
                                                      OHP, RIP and WVP
                                                         since 2004

Robert B. MacIntosh            Vice President            Since 1993        Vice President of EVM and BMR. Officer of 124
1/22/57                                                                    registered investment companies managed by EVM
                                                                           or BMR.

Thomas M. Metzold           Vice President of the        Since 2004        Vice President of EVM and BMR. Officer of 48
8/3/58                             Trust                                   registered investment companies managed by EVM
                                                                           or BMR.

Alan R. Dynner                   Secretary               Since 1997        Vice President, Secretary and Chief Legal
10/10/40                                                                   Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                                           195 registered investment companies managed by
                                                                           EVM or BMR.

Kristin S. Anagnost        Treasurer of CAP, MAP,       Since 2002(2)      Assistant Vice President of EVM and BMR. Officer
6/12/65                       MSP, NYP and RIP                             of 107 registered investment companies managed
                                                                           by EVM or BMR.

Barbara E. Campbell         Treasurer of FLP, OHP       Since 2002(2)      Vice President of EVM and BMR. Officer of 195
6/19/57                           and WVP                                  registered investment companies managed by EVM
                                                                           or BMR.

James L. O'Connor          Treasurer of the Trust        Since 1989        Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                     116 registered investment companies managed by
                                                                           EVM or BMR.

Paul M. O'Neil                 Chief Compliance          Since 2004        Vice President of EVM and BMR. Officer of 195
7/11/53                            Officer                                 registered investment companies managed by EVM
                                                                           or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolios since 1998 and Ms. Campbell served as Assistant Treasurer of the Portfolios since 1993.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                          PORTFOLIO INVESTMENT ADVISER
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109


                               FUND ADMINISTRATOR
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116


                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022



                          EATON VANCE MUNICIPALS TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

438-11/04                                                                MUNISRC

                      EATON VANCE NATIONAL MUNICIPALS FUND

                                  Supplement to
                       Prospectus dated February 1, 2005


1. The date of the Prospectus is May 30, 2005.

2. The following replaces the fourth paragraph of "Management" under "Management and Organization":

Thomas M. Metzold is the portfolio manager of the Fund (since December 1993). Mr. Metzold also manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is Vice President of Eaton Vance and BMR.

3. The following is added to "Management" under "Management and Organization":

The Fund's most recent shareholder report provides information regarding the basis for the Trustees' approval of the Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund.

4. The following is added to "Choosing a Share Class" under "Purchasing Shares":

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class B shares held within the purchasing shareholder's account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of Class B shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Class C shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of Class C shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

5. The following replaces the first paragraph of "Payments to Investment Dealers" under "Purchasing Shares":

In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

6. The  following  replaces  the  third  from the last  paragraph  under  "Sales
Charges":

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

7. The following replaces the last sentence of "Procedures for Opening New Accounts" under "Shareholder Account Features":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

8. The following replaces the last sentence of the first paragraph on the back cover page:

You may obtain free copies of the statement of additional information and shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.




May 30, 2005                                                                HMPS

LOGO


                                   Eaton Vance
                               National Municipals
                                      Fund

                    A mutual fund providing tax-exempt income


                                Prospectus Dated
                                  May 30, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
                                           Page                           Page
-------------------------------------------------------------------------------
Fund Summary                                2      Sales Charges           9
Investment Objective & Principal Policies          Redeeming Shares        11
 and Risks                                  5      Shareholder Account
Management and Organization                 6       Features               12
Valuing Shares                              7      Tax Information         13
Purchasing Shares                           7      Financial Highlights    15
-------------------------------------------------------------------------------

            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies

Eaton Vance National Municipals Fund's investment objective is to provide current income exempt from regular federal income tax. Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

The Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A, Class B and Class C shares and a comparison to the performance of a national index of municipal obligations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

19.80%   3.64%   12.90%   4.81%   -8.50%  11.45%  3.06%   10.59%   8.77%   6.07%
-----    ----    -----    ----    -----   -----   ----    -----    ----    -----
1995     1996    1997     1998    1999     2000   2001     2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 7.77% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.03% for the quarter ended December 31, 1999. For the 30 days ended September 30, 2004, the yield and tax equivalent yield (assuming a federal tax rate of 35.00%) for Class A shares were 5.58% and 8.58%, respectively, for Class B shares were 5.08% and 7.82%, respectively, and for Class C shares were 5.10% and 7.85%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                              One            Five           Ten
 Average Annual Total Return as of December 31, 2004                          Year           Years          Years
---------------------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                  1.49%          7.31%          7.08%
 Class B Return Before Taxes                                                  1.07%          7.65%          7.02%
 Class B Return After Taxes on Distributions                                  1.07%          7.64%          7.00%
 Class B Return After Taxes on Distributions and the Sale of Class B Shares   2.66%          7.40%          6.86%
 Class C Return Before Taxes                                                  4.97%          7.55%          6.77%
 Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
  expenses or taxes)                                                          4.48%          7.20%          7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Under the terms of the Class B Distribution Plan, Class B does not pay distribution fees when there are no uncovered distribution charges outstanding. As a result, Class B paid reduced distribution fees during the four fiscal years ended September 30, 2004. Had the full distribution fee been paid, Class B returns for one year and five years would have been lower. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged market index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees
 (fees paid directly from your investment)         Class A  Class B  Class C
-------------------------------------------------------------------------------
 Maximum Sales Charge (Load) (as a
  percentage of offering price)                      4.75%    None     None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or
  redemption)                                        None     5.00%    1.00%
 Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                           None     None     None
 Exchange Fee                                        None     None     None


 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)     Class A  Class B   Class C
-------------------------------------------------------------------------------
 Management Fees                                     0.44%    0.44%    0.44%
 Distribution and Service (12b-1) Fees               n/a      1.00%*   1.00%
 Other Expenses**                                    0.35%    0.08%    0.09%
                                                     -----    -----    -----
 Total Annual Fund Operating Expenses                0.79%    1.52%    1.53%

* During the fiscal year ended September 30, 2004, Class B did not pay distribution fees at times when there were no uncovered distribution charges outstanding. As a result, Distribution and Service (12b-1) Fees during that year were 0.65% of average daily net assets.
** Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  Class A shares                    $  552    $   715    $   893      $ 1,406
  Class B shares*                   $  655    $   880    $ 1,029      $ 1,610
  Class C shares                    $  256    $   483    $   834      $ 1,824

You would pay the following expenses if you did not redeem your shares:

                                    1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  Class A shares                    $  552    $   715    $   893      $ 1,406
  Class B shares*                   $  155    $   480    $   829      $ 1,610
  Class C shares                    $  156    $   483    $   834      $ 1,824

* Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. Shareholders will receive 60 days notice of any material change in the investment objective.

At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its assets in obligations rated below B by Moody's, S&P or Fitch, or unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.


                                                      Annual          Daily
Category   Daily Net Assets                         Asset Rate     Income Rate
--------------------------------------------------------------------------------
   1       up to $500 million                         0.300%          3.00%
   2       $500 million but less than $1 billion      0.275%          2.75%
   3       $1 billion but less than $1.5 billion      0.250%          2.50%
   4       $1.5 billion but less than $2 billion      0.225%          2.25%
   5       $2 billion but less than $3 billion        0.200%          2.00%
   6       $3 billion and over                        0.175%          1.75%


Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $2,033,769,446. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

The Fund's shareholder report provides information regarding the basis for the Trustees approval of the Fund's investment advisory agreement.

Thomas M. Metzold and Cynthia J. Clemson are the portfolio managers of the Fund. Mr. Metzold and Ms. Clemson have been portfolio managers of the Fund since December 1993 and September 2004, respectively. They each also manage other Eaton Vance portfolios, have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.
 The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     . how long you expect to own your shares;
     . how much you intend to invest;
     . the sales charge and total operating expenses associated with owning each class; and
     . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                         Sales Charge*                Sales Charge*             Dealer Commission
                                       as Percentage of            as Percentage of Net         as Percentage of
 Amount of Purchase                      Offering Price              Amount Invested             Offering Price
-------------------------------------------------------------------------------------------------------------------
 Less than $25,000                          4.75%                        4.99%                        4.50%
 $25,000 but less than $100,000             4.50%                        4.71%                        4.25%
 $100,000 but less than $250,000            3.75%                        3.90%                        3.50%
 $250,000 but less than $500,000            3.00%                        3.09%                        2.75%
 $500,000 but less than $1,000,000          2.00%                        2.04%                        2.00%
 $1,000,000 or more                         0.00**                       0.00**                       1.00%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%


The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features"). The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment          order  promptly.  An investment  dealer may charge a fee for
Dealer              this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:
     . Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     . Periodic account statements, showing recent activity and total share balance.
     .    Form  1099 and tax  information  needed to  prepare  your  income  tax returns.
     .    Proxy materials, in the event a shareholder vote is required.
     .    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem from (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of

"exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                 YEAR ENDED SEPTEMBER 30,
                        ------------------------------------------------------------------------------------------------------------
                                        2004(1)                             2003(1)                          2002(1)(2)
                        ------------------------------------------------------------------------------------------------------------
                          CLASS A       CLASS B      CLASS C    CLASS A     CLASS B     CLASS C    CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $   10.840     $10.130      $  9.640   $ 10.920   $   10.190   $  9.710   $ 10.550   $    9.850     $  9.380
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Income (loss) from
   operations
  Net investment
   income               $    0.654     $ 0.558      $  0.502   $  0.666   $    0.581   $  0.522   $  0.656   $    0.572     $  0.515
  Net realized and
   unrealized gain
   (loss)                    0.079       0.053         0.077     (0.105)      (0.086)    (0.089)     0.334        0.303        0.297
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Total income loss
  from operations       $    0.733     $ 0.611      $  0.579   $  0.561   $    0.495   $  0.433   $  0.990   $    0.875     $  0.812
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Less distributions
  From net investment
  income                $   (0.653)    $(0.555)     $ (0.509)  $ (0.641)  $   (0.561)  $ (0.503)  $ (0.620)  $   (0.540)   $ (0.482)
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Total distributions   $   (0.653)    $(0.555)     $ (0.509)  $ (0.641)  $   (0.561)  $ (0.503)  $ (0.620)  $   (0.540)   $ (0.482)
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Contingent deferred
  sales charges                 --     $ 0.004            --         --   $    0.006         --         --   $    0.005           --
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Net asset value -
  End of year           $   10.920     $10.190      $  9.710   $ 10.840   $   10.130   $  9.640   $ 10.920   $   10.190     $  9.710
                        ==========     =======      ========   ========   ==========   ========   ========   ==========     ========
  Total Return (3)            6.94%       6.25%         6.15%      5.46%        5.17%      4.71%      9.84%        9.30%       9.02%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $1,769,191      29,577       224,955   $236,885   $1,553,297   $200,310   $213,456   $1,582,772     $185.439
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(4)                0.79%       1.17%         1.53%      0.78%        1.20%      1.53%      0.83%        1.25%       1.57%
   Expenses after
    custodian fee
    reduction(4)              0.79%       1.17%         1.53%      0.78%        1.20%      1.53%      0.82%        1.24%       1.56%
   Net investment
    income                    6.05%       5.44%         5.19%      6.29%        5.88%      5.54%      6.31%        5.89%       5.56%
   Portfolio Turnover
    of the
    Portfolio(5)                44%         44%           44%        35%          35%        35%        32%          32%         32%
                                                                                                       (See footnotes on last page.)

                                              YEAR ENDED SEPTEMBER 30,
                        ----------------------------------------------------------------------
                                      2001                              2000(1)
                        ----------------------------------------------------------------------
                         CLASS A     CLASS B     CLASS C    CLASS A     CLASS B      CLASS C
----------------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $ 10.230   $    9.550   $  9.100   $ 10.440   $    9.740    $  9.280
                        --------   ----------   --------   --------   ----------    --------
  Income (loss) from
  operations
  Net investment
  income                $  0.618   $    0.541   $  0.478   $  0.629   $    0.532    $  0.477
  Net realized and
  unrealized gain
  (loss)                   0.312        0.300      0.274     (0.200)      (0.188)     (0.175)
                        --------   ----------   --------   --------   ----------    --------
  Total income loss
  from operations       $  0.930   $    0.841   $  0.752   $  0.429   $    0.344    $  0.302
                        --------   ----------   --------   --------   ----------    --------
  Less distributions
  From net investment
  income                $ (0.610)  $   (0.545)  $ (0.472)  $ (0.639)  $   (0.534)   $ (0.482)
                        --------   ----------   --------   --------   ----------    --------
  Total distributions   $ (0.610)  $   (0.545)  $ (0.472)  $ (0.639)  $   (0.534)   $ (0.482)
                        --------   ----------   --------   --------   ----------    --------
  Contingent deferred
  sales charges               --   $    0.004         --         --           --          --
                        --------   ----------   --------   --------   ----------    --------
  Net asset value -
  End of year           $ 10.550   $    9.850   $  9.380   $ 10.230   $    9.550    $  9.100
                        ========   ==========   ========   ========   ===========  ==========
  Total Return (3)          9.33%        9.06%      8.47%      4.39%        3.72%       3.46%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $181,600   $1,525,303   $136,213   $174,024   $1,483,566    $104,455
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(4)              0.83%        1.26%      1.59%      0.66%        1.25%       1.58%
   Expenses after
    custodian fee
    reduction(4)            0.82%        1.25%      1.58%      0.65%        1.24%       1.57%
   Net investment
    income                  5.92%        5.49%      5.16%      6.23%        5.63%       5.31%
   Portfolio Turnover
    of the
    Portfolio(5)              20%          20%        20%        41%          41%         41%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.28% to 6.31% for Class A, 5.86% to 5.89% for Class B and 5.53% to 5.56%
     for Class C. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Prior to October 1, 2004, the Fund invested its assets in a corresponding Portfolio.

LOGO


More Information
--------------------------------------------------------------------------------
     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Fund's SEC File No. is 811-4409.                                         HMP

211-2/05                                         (C) 2005 Eaton Vance Management

                      EATON VANCE NATIONAL MUNICIPALS FUND
                              INSTITUTIONAL SHARES

                                  Supplement to
                        Prospectus dated February 1, 2005


1. The Date of the Prospectus is May 30, 2005.

2. The following replaces the fourth paragraph of "Management" under "Management and Organization":

Thomas M. Metzold is the portfolio manager of the Fund (since December 1993). Mr. Metzold also manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is Vice President of Eaton Vance and BMR.

3. The following is added to "Management" under "Management and Organization":

The Fund's most recent shareholder report provides information regarding the basis for the Trustees' approval of the Fund's investment advisory agreement.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund.

4. The following is added to "Redeeming Shares":

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

5. The following replaces "Exchange Privilege" under "Shareholder Account Features":

Exchange Privilege: You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

6. The following replaces the last sentence of "Procedures for Opening New Accounts" under "Shareholder Account Features":

Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

7.  The  following  replaces  the  last  paragraph  under  "Shareholder  Account
Features":

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

8. The following replaces the last sentence of the first paragraph on the back cover page:

You may obtain free copies of the statement of additional information and shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter.




May 30, 2005                                                               IHMPS

LOGO



                                   Eaton Vance
                               National Municipals
                                      Fund

                              Institutional Shares

                    A mutual fund providing tax-exempt income

                                Prospectus Dated
                                  May 30, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                           Page                           Page
-------------------------------------------------------------------------------
Fund Summary                                2      Redeeming Shares       8
Investment Objective & Principal Policies          Shareholder Account
 and Risks                                  4       Features              8
Management and Organization                 5      Tax Information        9
Valuing Shares                              6      Financial Highlights   11
Purchasing Shares                           6
-------------------------------------------------------------------------------


            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies

Eaton Vance National Municipals Fund's investment objective is to provide current income exempt from regular federal income tax. Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

The Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns for the period prior to July 1, 1999 (when Institutional Shares commenced operations) in the bar chart are for Class B shares of the Fund (the "Retail Shares"), adjusted to eliminate the Retail Shares' sales charge (but not adjusted for any other differences in the expenses of the two classes). If the sales charge was reflected, the returns would be lower. The table contains returns for Class I Shares and a comparison of the Fund's performance to the performance of a national index of municipal bonds. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

19.80%  3.64%   12.91%  4.81%   -7.77%  12.58%  3.81%   11.22%  9.46%   6.77%
-----   ----    ----    ----    -----   -----   ----    -----   ----    -----
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return was 7.77% for the quarter ended March 31, 1995, and the lowest quarterly total return was -2.88% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and tax-equivalent yield (assuming a federal tax rate of 35.00%) for Institutional Shares were 6.11% and 9.40%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                  One          Five          Ten
 Average Annual Total Return as of December 31, 2004                              Year         Years         Years
-----------------------------------------------------------------------------------------------------------------------
 Class I Return Before Taxes                                                      6.77%        8.72%         7.49%
 Class I Return After Taxes on Distributions                                      6.76%        8.71%         7.47%
 Class I Return After Taxes on Distributions and the Sale of Class I Shares       6.60%        8.42%         7.32%
 Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
   expenses or taxes)                                                             4.48%        7.20%         7.06%

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund Shares. The Class I performance shown above for the period prior to July 1, 1999 is the performance of Retail Shares, adjusted to eliminate the sales charge (but not adjusted for any other differences in the expenses of the classes). Retail Shares commenced operations on December 19, 1985. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Fees and Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold shares.


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
 Management Fees                              0.44%
 Other Expenses                               0.09%
                                              -----
 Total Annual Fund Operating Expenses         0.53%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Institutional shares                  $54       $170       $296        $665

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. Shareholders will receive 60 days notice of any material change in the investment objective.

At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its assets in obligations rated below B by Moody's, S&P or Fitch, or unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.


                                                       Annual          Daily
Category    Daily Net Assets                         Asset Rate     Income Rate
--------------------------------------------------------------------------------
    1       up to $500 million                         0.300%          3.00%
    2       $500 million but less than $1 billion      0.275%          2.75%
    3       $1 billion but less than $1.5 billion      0.250%          2.50%
    4       $1.5 billion but less than $2 billion      0.225%          2.25%
    5       $2 billion but less than $3 billion        0.200%          2.00%
    6       $3 billion and over                        0.175%          1.75%


Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $2,033,769,446. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

The Fund's shareholder report provides information regarding the basis for the Trustees approval of the Fund's investment advisory agreement.

Thomas M. Metzold and Cynthia J. Clemson are the portfolio managers of the Fund. Mr. Metzold and Ms. Clemson have been portfolio managers of the Fund since December 1993 and September 2004, respectively. They each also manage other Eaton Vance portfolios, have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Institutional shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised

     Mellon Trust of New England N.A.

     ABA #011001234

     Account #080411

     Further Credit Eaton Vance National Municipals Fund - Institutional  Shares
     - Fund #401

     A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Payments to Investment Dealers. The principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:
  By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option             shares.  This  option will be assigned if you do not specify an option.
..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.
..Cash Option        Dividends and capital gains are paid in cash.

Information about the Fund. From time to time, you may be mailed the following:

     . Annual and semiannual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     . Periodic account statements, showing recent activity and total share balance.
     .    Form  1099 and tax  information  needed to  prepare  your  income  tax returns.
     .    Proxy materials, in the event a shareholder vote is required.
     .    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Exchange Privilege. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value and exchanges into Eaton Vance Tax-Managed Emerging Markets Fund are subject to a purchase fee. Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the Fund's Institutional Shares for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                             YEAR ENDED SEPTEMBER 30,
                        ---------------------------------------------------------------------
                           2004(1)       2003(1)       2002(1)(2)     2001        2000(1)
                        ---------------------------------------------------------------------
  Net asset value -
  Beginning of year       $10.050        $10.110        $ 9.770     $ 9.460      $ 9.610
                          -------        -------        -------     -------      -------
  Income (loss) from
  operations
  Net investment
  income                  $ 0.623        $ 0.642        $ 0.637     $ 0.604      $ 0.557
  Net realized and
  unrealized gain
  (loss)                    0.078         (0.086)         0.298       0.291       (0.107)
                          -------        -------        -------     -------      -------
  Total income from
  operations              $ 0.701        $ 0.556        $ 0.935     $ 0.895      $ 0.450
                          -------        -------        -------     -------      -------
  Less distributions
  From net investment
  income                  $(0.631)       $(0.616)       $(0.595)    $(0.585)     $(0.600)
                          -------        -------        -------     -------      -------
  Total distributions     $(0.631)       $(0.616)       $(0.595)    $(0.585)     $(0.600)
                          -------        -------        -------     -------      -------
  Net asset value -
  End of year             $10.120        $10.050        $10.110     $ 9.770      $ 9.460
                          =======        =======        =======     =======      =======
  Total
  Return(3)                  7.17%          5.84%         10.05%       9.71%        4.96%
  Ratios/Supplemental
  Data:
  Net assets, end of
  year (000's omitted)    $ 5,400        $ 2,414        $ 2,193     $   389      $   598
  Ratios (as
  percentage of
  average daily net
  assets):
   Expenses(4)               0.53%          0.53%          0.57%       0.58%        0.57%
   Expenses after
    custodian fee
    reduction(4)             0.53%          0.53%          0.56%       0.57%        0.56%
   Net investment
    income                   6.18%          6.54%          6.60%       6.22%        5.87%
   Portfolio Turnover
    of the
    Portfolio(5)               44%            35%            32%         20%          41%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.57% to 6.60%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5) Prior to October 1, 2004, the Fund invested its assets in a corresponding Portfolio.

LOGO


More Information
--------------------------------------------------------------------------------
     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
-------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Fund's SEC File No. is 811-4409.                                        IHMP

210-2/05                                         (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 30, 2005









                              EATON VANCE NATIONAL
                                 MUNICIPALS FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                  Page                                      Page
Strategies and Risks               2      Purchasing and Redeeming Shares    18
Investment Restrictions            8      Sales Charges                      19
Management and Organization        9      Performance                        21
Investment Advisory and                   Taxes                              23
  Administrative Services         15      Portfolio Securities Transactions  26
Other Service Providers           17      Financial Statements               28
Calculation of Net Asset Value    18

Appendix A: Class A Fees, Performance and Ownership                          29
Appendix B: Class A Fees, Performance and Ownership                          31
Appendix C: Class A Fees, Performance and Ownership                          33
Appendix D: Institutional Shares Fees, Performance and Ownership             35
Appendix E: Ratings                                                          36
Appendix F: Eaton Vance Funds Proxy Voting Policies and Procedures           40
Appendix G: Adviser Proxy Voting Policies                                    42


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated May 30, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.








(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

During the fiscal year ended September 30, 2004, the Fund invested all of its assets in a registered open-end management investment company that had the same investment objectives and policies as the Fund (a "Portfolio"). On October 1, 2004, the Fund withdrew its pro rata share of the Portfolio's net assets and began investing directly in securities. There were no changes in the Fund's investment objectives or policies as the result of this change in investment structure. The Fund is expected to pay similar fees and transaction-related expenses as reported herein for the Portfolio.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) are included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

State and Sector Concentration. The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations in certain sectors. Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds ("IDBs") are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states. These payments are not generally fixed but rather are tied to the volume of the company's U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. United Airlines is currently in bankruptcy, and recent court rulings associated with the bankruptcy have been split on determining whether certain special facility "lease-backed" debt issuances are considered loans and not leases, significantly impacting the return potential of "lease-backed" airline bonds if the rulings stand.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund's investment policies. The Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund's credit quality limitations. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund's goals is more dependent on the investment adviser's ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer. In addition, the investment adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance of the equipment, property or facility covered by the lease or contract to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. The Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.
Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, the Fund may enter into a so-called shortfall and forebearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes the Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and forebearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. The Fund may lend up to 30% of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed

100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

Diversified Status. The Fund is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;
(2) Purchase any securities or evidences of interest there on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
(3)  Engage in the underwriting of securities;
(4) Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;
(5)  Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
(6) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or
(7) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

In connection with Restriction (5) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by the Fund. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders. The Fund will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

The Fund will not invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of the Fund's investment restrictions and diversification status, the determination of the "issuer" of a municipal obligation will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund (see "Principal Underwriter" under "Other Service Providers").

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth           Trust          Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Vice President and     Vice President        Chairman, President and          197        Director of EVC
 11/9/41                 Trustee                and Trustee since     Chief Executive Officer of
                                                1985                  BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 197 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.

                                       9

                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth           Trust          Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee since         Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      1986 and Chairman     Investment Banking Emeritus,                Tiffany & Co.
                                                of the Board          Harvard University Graduate                 (specialty
                                                since 2005            School of Business                          retailer) and
                                                                      Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Trustee since         President, Chief Executive       197        None
 9/21/35                                        1986                  Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 1998            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth           Trust          Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
THOMAS J. FETTER         President              Since 1993           Vice President of Eaton Vance and BMR. Officer of 124
8/20/43                                                              registered investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.    Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 78 registered
7/28/59                                                              investment companies managed by Eaton Vance or BMR.

CRAIG R. BRANDON         Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 44 registered
12/21/66                                                             investment companies managed by Eaton Vance or BMR.


CYNTHIA J. CLEMSON       Vice President         Since 2004           Vice President of Eaton Vance and BMR. Officer of 107
3/2/63                                                               registered investment companies managed by Eaton Vance or BMR.


                                       10

                         Position(s) with the   Term of Office and
Name and Date of Birth           Trust          Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------

ROBERT B. MACINTOSH      Vice President         Since 1993           Vice President of Eaton Vance and BMR. Officer of 124
1/22/57                                                              registered investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD        Vice President         Since 2004*          Vice President of Eaton Vance and BMR. Officer of 49 registered
8/3/58                                                               investment companies managed by Eaton Vance or BMR.


ALAN R. DYNNER           Secretary              Since 1997           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer              Since 1989           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 197
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.

 * Prior to 2004, Mr. Metzold served as Vice President of the Portfolio since 1995.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman and Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended September 30, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended September 30, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940
Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended September 30, 2004, the Special Committee convened six times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio cannot be purchased by a Trustee.

                                                     Aggregate Dollar Range of
                                                      Equity Securities Owned
                                Dollar Range of       in All Registered Funds
                               Equity Securities     Overseen by Trustee in the
    Name of Trustee            Owned in the Fund      Eaton Vance Fund Complex
    ---------------            -----------------     --------------------------
Interested Trustee
  James B. Hawkes                    None                   over $100,000
Noninterested Trustees
  Benjamin C. Esty**                 None                        None
  Samuel L. Hayes, III               None                   over $100,000
  William H. Park                    None                   over $100,000
  Ronald A. Pearlman                 None                   over $100,000
  Norton H. Reamer            $10,001 - $50,000             over $100,000
  Lynn A. Stout                      None                   over $100,000*
  Ralph F. Verni**                   None                         None

 * Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended September 30, 2004, the Trustees of the Trust earned the following compensation in their capacity as Trustees from the Trust. Prior to October 1, 2004, the Fund invested all of its assets in a Portfolio. During the fiscal year ended September 30, 2004, the Trustees of the Portfolios earned the following compensation in their capacity as Portfolio Trustees. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

 Source of        Jessica M.      Samuel L.    William H.    Ronald A.    Norton H.     Lynn A.
Compensation    Bibliowicz(7)      Hayes       Park(3)      Pearlman      Reamer       Stout(4)
------------     -------------    ---------    ----------    ---------    ---------     --------
  Trust(2)          $5,077          $9,094        $8,345        $8,790      $8,633        $9,340
  Fund               2,394           4,992         4,529(3)      4,634       4,740         4,894(4)
  Total             48,125         200,000       180,000(5)    180,000     190,000       190,000(6)

(1) As of May 1, 2005, the Eaton Vance fund complex consists of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period shown in the table above.
(2)  The Trust consisted of 28 Funds as of September 30, 2004.
(3) Includes a cumulative $4,529 of deferred compensation from Trust and Portfolio.
(4) Includes a cumulative $1,973 of deferred compensation from Trust and Portfolio.
(5)  Includes $106,968 of deferred compensation.
(6)  Includes $45,000 of deferred compensation.
(7)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. Class I shares (referred to as "Institutional Shares") were established on July 1, 1999. Prior to October 1, 2004, the Fund invested all of its assets in a Portfolio.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Proxy Voting Policy. The Boards of Trustees of the Trust have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix F and Appendix G, respectively. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Portfolio and the advisory fees earned during the three fiscal years ended September 30, 2004.


  Net Assets at              Advisory Fee Paid for Fiscal Years Ended
                             ----------------------------------------
September 30, 2004  September 30, 2004  September 30, 2003  September 30, 2004
------------------  ------------------  ------------------  ------------------
  $2,033,769,446         $8,797,572         $8,726,457          $8,412,147


The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The portfolio manager of the Fund is Thomas M. Metzold. Prior to June 1, 2005, Cynthia J. Clemson was a co-portfolio manager of the Fund. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of December 31, 2004, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
                                     ------------  ---------------  ------------------------   ------------------------
     Cynthia J. Clemson
Registered Investment Companies           16          $4,717.9                 0                          $0
Other Pooled Investment Vehicles           0          $    0                   0                          $0
Other Accounts                           137          $  139.4                 0                          $0

                                      Number of    Total Assets of     Number of Accounts      Total Assets of Accounts
                                     All Accounts   All Accounts*   Paying a Performance Fee   Paying a Performance Fee
                                     ------------  ---------------  ------------------------   ------------------------
     Thomas M. Metzold
Registered Investment Companies            7          $3,315.8                 0                          $0
Other Pooled Investment Vehicles           0          $    0                   0                          $0
Other Accounts                             0          $    0                   0                          $0

 * In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of Fund shares beneficially owned by the portfolio managers of the Fund as of the Fund's most recent fiscal year ended September 30, 2004.

                         Dollar Range of Equity Securities
Portfolio Manager               Owned in the Fund
-----------------               -----------------
Cynthia J. Clemson                    None
Thomas M. Metzold                over $1 million

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2004, the transfer agent accrued for or paid to Eaton Vance $65,442 for sub-transfer agency services performed on behalf of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of Fund is computed by IBT (as agent and custodian for Fund) by subtracting the liabilities of the Fund from the value of its total assets. The Fund will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The Fund's principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Class A shares and Class I shares are offered at net asset value to the foregoing persons and in the foregoing situations because either
(i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income tax applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, the Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

  * Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services, lenders under Fund credit facilities, and for the purpose of facilitating portfolio transactions of the Eaton Vance Municipals Funds, municipal bond dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended September 30, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income for federal income tax purposes under
Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act"), before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund's distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Fund's investment adviser. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the investment adviser's other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as "research credits" and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research

Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies  could  have  a  detrimental  effect  on the  price  or  amount  of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2004, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                      Amount of Transactions      Commissions Paid on
   Fiscal Year         Brokerage        Directed to Firms      Transactions Directed to
        End         Commission Paid     Providing Research     Firms Providing Research
   -----------      ---------------   ----------------------  -------------------------
September 30, 2004      $239,063               $0                         $0
September 30, 2003      $168,175
September 30, 2002        $9,250

The increase in brokerage commissions paid by the Fund during the most recent fiscal year resulted from increased futures trading activity during the period.

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                    Repurchase
                                                                                     Service       Transaction
               Sales Charges    Sales Charges       CDSC                            Fees Paid       Fees Paid
Total Sales    to Investment    to Principal     to Principal    Total Service    to Investment    to Principal
Charges Paid      Dealers       Underwriter      Underwriter      Fees Paid          Dealers       Underwriter
------------   -------------    -------------    -------------   --------------   -------------    ------------
$3,402,441       $3,223,055       $179,386           $0            $2,393,128       $1,910,611       $11,235

For the fiscal years ended September 30, 2003 and September 30, 2002, total sales charges of $1,627,363 and $1,166,849, respectively, were paid on sales of Class A, of which the principal underwriter received $82,118 and $58,781, respectively. The balance of such amounts was paid to investment dealers.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class A. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Ten Years
----------------------------                                                       --------    ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                      6.94%        7.17%        7.17%
Before Taxes and Including Maximum Sales Charge                                      1.86%        6.13%        6.65%
After Taxes on Distributions and Excluding Maximum Sales Charge                      6.94%        7.16%        7.15%
After Taxes on Distributions and Including Maximum Sales Charge                      1.86%        6.12%        6.63%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       6.68%        7.02%        7.06%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       3.28%        6.10%        6.58%
   Predecessor Fund commenced operations on April 5, 1994.
   Class B commenced operations December 19, 1985.

Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL      15.6%
Citigroup Global Markets, Inc.                 New York, NY           8.5%
Morgan Stanley                                 Jersey City, NJ        8.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commissions
   Paid by                                           Uncovered                       Service       Repurchase
  Principal        Distribution      CDSC           Distribution                       Fees       Transaction
Underwriter to     Fee Paid to      Paid to         Charges (as a                    Paid to      Fees Paid to
 Investment         Principal       Principal        % of Class          Service    Investment     Principal
   Dealers         Underwriter     Underwriter       Net Assets)          Fees       Dealers      Underwriter
--------------     ------------    -----------       -----------         -------    ----------    ------------
 $3,323,670         $3,353,326      $557,000*     $1,114,000 (3.8%)    $2,101,550   $1,722,480     $6,777.50

 * During the year ended September 30, 2004, there were days that the Fund had no outstanding uncovered distribution charges. At such times, any CDSCs are paid to the Fund and no distribution fees are paid to the principal underwriter. For the fiscal year ended September 30, 2004, the Fund received CDSCs of $325,260.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Ten Years
----------------------------                                                       --------    ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                      6.25%        6.68%        6.49%
Before Taxes and Including Maximum Sales Charge                                      1.25%        6.37%        6.49%
After Taxes on Distributions and Excluding Maximum Sales Charge                      6.25%        6.67%        6.47%
After Taxes on Distributions and Including Maximum Sales Charge                      1.25%        6.36%        6.47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       6.04%        6.53%        6.38%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       2.79%        6.27%        6.38%


Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        15.8%
Citigroup Global Markets, Inc.                  New York, NY             9.4%
Morgan Stanley                                  Jersey City, NJ          8.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commissions
   Paid by                                           Uncovered                       Service       Repurchase
  Principal        Distribution      CDSC           Distribution                       Fees       Transaction
Underwriter to     Fee Paid to      Paid to         Charges (as a                    Paid to      Fees Paid to
 Investment         Principal       Principal        % of Class          Service    Investment     Principal
   Dealers         Underwriter     Underwriter       Net Assets)          Fees       Dealers      Underwriter
--------------     ------------    -----------       -----------         -------    ----------    ------------
 $1,135,286         $1,559,891       $53,000      $29,186,000 (13.0%)    $533,297    $154,820        $2,555

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                 Length of Period Ended September 30, 2004
Average Annual Total Return:                                                       One Year    Five Years    Ten Years
----------------------------                                                       --------    ----------    ---------
Before Taxes and Excluding Maximum Sales Charge                                      6.15%        6.34%        6.23%
Before Taxes and Including Maximum Sales Charge                                      5.15%        6.34%        6.23%
After Taxes on Distributions and Excluding Maximum Sales Charge                      6.15%        6.33%        6.21%
After Taxes on Distributions and Including Maximum Sales Charge                      5.15%        6.33%        6.21%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge       5.89%        6.19%        6.12%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge       5.24%        6.19%        6.12%
  Predecessor Fund commenced operations on December 3, 1993.
  Class B commenced operations on December 19, 1985.

Control Persons and Principal Holders of Securities. At May 2, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL       22.4%
Citigroup Global Markets                        New York, NY            7.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

               Institutional Shares Fees, Performance & Ownership

Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, there was $22.50 paid to the principal underwriter by this Class of the Fund for repurchase transaction fees.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the period shown in the table. Total return for the period prior to October 1, 1997 reflects the total return of Class B, adjusted to reflect the fact that Class I does not impose a sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class I total return would be different.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                      One Year    Five Years    Ten Years
----------------------------                      --------    ----------    ---------
Before Taxes                                        7.17%        7.53%        6.96%
After Taxes on Distributions                        7.16%        7.51%        6.94%
After Taxes on Distributions and Redemption         6.92%        7.36%        6.84%

Control Persons and Principal Holders of Securities. At May 2, 2005, Alan R. Dynner, Secretary of the Trust, owned 3.1% of the outstanding shares of this Class of the Fund. As of the same date, the remaining Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Fiserv Securities, Inc.            Philadelphia, PA          23.0%
Pershing LLC                       Jersey City, NJ           20.8%
Thomas M. Metzold*                 Westwood, MA              10.0%
Walker Martin                      Beverly, MA                8.4%
National Investor Services         New York, NY               6.6%

*Mr. Metzold is the Co-Portfolio Manager and Vice President of the Fund.


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX E

                                     RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
3.   There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
 - Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings
Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                                                      APPENDIX F

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The

Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                                                                      APPENDIX G

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

* The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
* The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

* The Advisers will typically vote against plans that have any of the following structural features :

     *    Ability to re-price underwater options without shareholder approval.
     * The unrestricted ability to issue options with an exercise price below the stock's current market price.
     *    Automatic share replenishment ("evergreen") feature.

* The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     *    Using restricted stock grants instead of options.
     * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

* The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.   Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

* Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
* The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
* The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
* The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
* The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
* The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
* The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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ANNUAL REPORT SEPTEMBER 30, 2004

EATON VANCE
NATIONAL
MUNICIPALS
FUND

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

The municipal bond market consists of a broad array of bond issues, with widely varying features and performance characteristics that may make them appropriate for a specific investment scenario. In this edition of our continuing educational series, we will feature zero coupon bonds - a variety of bond that has seen increasing use by investors over the past 20 years - and discuss why they can provide flexibility in managing a bond portfolio.

THE 1980'S BROUGHT NEW VARIATIONS TO THE BOND MARKET...

Any discussion of zero coupon bonds should start with the term "coupon." Traditionally, bonds were issued in certificate form, with interest coupons attached, which the owner would clip and present for payment. The coupon rate indicates the rate of annual interest the issuer pays to the bondholder. For example, a $1,000 bond with a 5% coupon makes two semiannual interest payments of $25 each.

Today, most bonds are issued as "book-entry bonds," registered in the owner's name on the books of the issuer, but not delivered in certificate form. That change has not only replaced the antiquated coupon-clipping system, but also encouraged the development of new types of bonds - including zero coupon bonds, introduced in 1982.

ZERO-COUPONS: NO INTEREST PAYMENTS, BUT A PREDICTABLE LUMP-SUM PAYMENT AT MATURITY...

Zero coupon bonds do not have coupons attached and do not make regular interest payments. Instead, they are issued at a discount, usually well below par, or face value. As with coupon bonds, the bondholder receives face value if the bond is held to its maturity date. Over time - from its issuance to its maturity - zero coupon bonds accrete to par, meaning that their price appreciates over time to reflect the accrual of "imputed" compound interest. An investor holding a zero coupon bond to maturity receives a lump sum payment from the issuer for face value reflecting the initial investment plus interest that has accrued. Although zero coupon bonds do not pay any interest until they mature, the accrual of "imputed" compound interest is recognized currently. Mutual funds are required to distribute substantially all of their income (including accrued income) annually. A fund may therefore be required to sell securities to obtain cash needed for income distributions.

ZERO COUPON BONDS PROVIDE PORTFOLIO MANAGERS ADDITIONAL FLEXIBILITY...

For a portfolio manager, zero coupons can play a useful strategic role. Like other bonds, zero coupon bond prices are affected by market conditions, changes in an issuer's underlying fundamentals and fluctuations in interest rates. Because they pay no coupon or periodic interest payments, they typically display more price sensitivity than other bonds in response to changes in interest rates. Therefore, zero coupon bonds can provide more appreciation potential in a declining interest rate environment. Of course, zero coupons display increased downside volatility in the event of an increase in interest rates.

Some zero coupon bonds start out as coupon-bearing bonds, which are then deposited with a trustee and subsequently "stripped" of their coupons. New securities are then created from principal and coupon payments. This allows an investor to choose a maturity to match the time when funds will be needed. Moreover, because of their many permutations, zero coupon bonds can help balance income-oriented bonds with performance-oriented zero coupons, providing more versatility in managing a municipal portfolio.

                                           Sincerely,

                                           /s/ Thomas J. Fetter
                                           Thomas J. Fetter
                                           President
                                           November 5, 2004

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 1, 2004, the Fund began to invest its assets directly in securities. The Fund's investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisory fee paid remains unchanged. There has been an investment management personnel change, as detailed on the investment update portion of the report.

SHARES OF THE FUND ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
MARKET RECAP

The U.S. economy continued to expand in the year ended September 30, 2004, although at a somewhat more moderate rate as the fiscal year drew to a close. One key economic factor was the surge gasoline and energy prices, which raised fears that inflation could re-emerge. Amid those concerns, bond market performance was less robust in the second half of the year than in the first half.


IN AN UNEVEN ECONOMY, SOME SECTORS GENERATED GROWTH...

The nation's Gross Domestic Product grew by 3.7% in the third quarter of 2004, following a 2.8% rise in the second quarter of 2004. Economic activity was uneven, with some segments slowing, while others generated growth. For example, retail sales slowed in reaction to consumer concerns over inflation and ongoing geo-political events. Auto sales were impacted by higher gas prices, with buyers opting for fuel-efficient smaller vehicles over SUVs and trucks.

Interestingly, manufacturing activity grew stronger, driven by rising demand for durable goods and capital equipment. Demand for aerospace equipment, steel products, industrial machinery, and information technology products was especially strong. Non-durable goods manufacturing, tied more closely to consumer spending, weakened significantly. The construction sector followed recent patterns, with residential building on the rise, while commercial activity lagged.

DESPITE A STRONGER ECONOMY, JOB GROWTH HAS REMAINED BELOW EXPECTATIONS...

Slow job growth continued to puzzle many economists. Having made significant productivity improvements during the recent economic downturn, many businesses have yet to return to previous employment levels. As a result, job gains during the recovery have fallen short of expectations. Nonetheless, there was some momentum in some manufacturing areas, as well as in the energy, transportation and health care sectors. The nation's unemployment rate fell to 5.4% in September 2004, down from 6.1% a year earlier.

[CHART]

MUNICIPAL BOND YIELDS WERE 98% OF TREASURY YIELDS

30-YEAR AAA-RATED GENERAL OBLIGATION (GO) BONDS*         4.81%
TAXABLE EQUIVALENT YIELD IN 35.0% TAX BRACKET            7.40%
30-YEAR TREASURY BOND                                    4.91%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF A FUND'S YIELD. STATISTICS AS OF SEPTEMBER 30, 2004.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

THE FEDERAL RESERVE REMAINED VIGILANT IN LIGHT OF RISING INFLATION...

Inflation re-emerged as a concern to investors and to the Federal Reserve. Oil prices soared amid supply concerns, which were exacerbated by the continuing turmoil in the middle east, hurricanes in the Gulf of Mexico and surging demand from China. Oil recently reached $55 a barrel, resulting in sharply higher prices for gasoline, natural gas, heating oil and assorted petrochemicals. Against that backdrop, the Federal Reserve emphasized that it would wage a vigorous fight against inflation. After maintaining a stable interest rate policy for more than a year - the Fed raised its benchmark Federal Funds rate by 25 basis points in June, August and September of 2004.

Following a strong rally in the first half of the year, the municipal bond market lost some momentum in the second half, as inflation exerted upward pressure on interest rates. For the year ended September 30, 2004, the Lehman Brothers Municipal Bond Index had a total return of 4.60%.*

*It is not possible to invest directly in an Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- Escrowed/prerefunded bonds were the Portfolio's largest sector weighting at September 30, 2004. Escrowed bonds are either pre-refunded to their call dates or escrowed to maturity, and provide excellent income. Because they are backed by Treasury bonds, escrowed bonds are considered to be of the highest quality.

- Management remained highly selective with respect to industrial development revenue bonds (IDRs), which accounted for 11.7% of the Portfolio's net assets at September 30, 2004. With economic conditions proving especially challenging for industrial companies, management closely monitored issuers for their revenue outlook and underlying fundamentals.

- Insured* transportation bonds were among the Portfolio's largest sector weightings at September 30, 2004. These bonds financed the construction and upgrading of major transportation projects, including those for highways and turnpike authorities, bridges and tunnels, rapid transit and airport construction.

- The Fund's outperformance of its benchmark can be partially attributed to to narrowing spreads for higher-yielding bonds. The Portfolio was also well served by its broad diversification. In addition to diversifying according to issuer, sector and insurer, management had a mixed coupon allocation, balancing income-oriented higher-coupons with performance-minded lower coupons.

- Effective September 13, 2004, Cindy Clemson assumed co-management responsibilities for the Portfolio, joining Tom Metzold. A vice president of Eaton Vance Management and Boston Research and Management, Ms. Clemson has been with Eaton Vance since 1985 and is the Portfolio Manager for a number of Eaton Vance tax-exempt municipal funds.

*Private insurance does not decrease the risk of loss of principal associated with this investment.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

THE FUND

- During the year ended September 30, 2004, the Fund's Class A shares had a total return of 6.94%.(1) This return resulted from an increase in net asset value (NAV) per share to $10.92 on September 30, 2004, from $10.84 on September 30, 2003, and the reinvestment of $0.653 per share in tax-free income.(2)

- Class B shares had a total return of 6.25% during the same period.(1) This return resulted from an increase in NAV per share to $10.19 from $10.13 and the reinvestment of $0.558 per share in tax-free income.(2)

- Class C shares had a total return of 6.15% during the same period.(1) This return resulted from an increase in NAV per share to $9.71 from $9.64 and the reinvestment of $0.510 per share in tax-free income.(2)

- Class I shares had a total return of 7.17% during the same period.(1) This return resulted from an increase in NAV per share to $10.12 from $10.05 and the reinvestment of $0.631 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs per share on September 30, 2004, of $10.92 for Class A, $10.19 for Class B, $9.71 for Class C, and $10.12 for Class I, the Fund's distribution rates were 5.86% for Class A, 5.11% for Class B, 5.11% for Class C, and 6.12% for Class I.(3) The distribution rates are equivalent to taxable rates of 9.02%, 7.86%, 7.86%, and 9.42%, respectively.(4)

- The SEC 30-day yields at September 30, 2004 were 5.58% for Class A, 5.08% for Class B, 5.10% for Class C, and 6.11% for Class I.(5) The SEC 30-day yields are equivalent to taxable yields of 8.58%, 7.82%, 7.85%, and 9.40%, respectively.(4)

- For comparison, the Lehman Brothers Municipal Bond Index had a total return of 4.60% for the year ended September 30, 2004.(6)

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.96% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2004 is designated as an exempt-interest dividend.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and to state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and in calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) It is not possible to invest directly in an Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
PERFORMANCE

     The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

PERFORMANCE(1)                                   CLASS A    CLASS B    CLASS C    CLASS I
-----------------------------------------------------------------------------------------
Average Annual Total Returns
  (at net asset value)
One Year                                            6.94%      6.25%      6.15%      7.17%
Five Years                                          7.17       6.68       6.34       7.53
Ten Years                                           7.17       6.49       6.23       N.A.
Life of Fund+                                       7.16       6.69       5.17       6.65
SEC Average Annual Total Returns
  (including sales charge or applicable CDSC)
One Year                                            1.86%      1.25%      5.15%      7.17%
Five Years                                          6.13       6.37       6.34       7.53
Ten Years                                           6.65       6.49       6.23       N.A.
Life of Fund+                                       6.66       6.69       5.17       6.65

+Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

(1) Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges
     (CDSC) for Class B and Class C shares. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class I shares are not subject to a sales charge.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE
NATIONAL MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*
 September 30, 1994 - September 30, 2004

               LEHMAN BROTHERS     EATON VANCE
               MUNICIPAL BOND      NATIONAL MUNICIPALS FUND,
               INDEX               CLASS B
 9/30/1994               10000                         10000
10/31/1994             9822.44                       9812.26
11/30/1994              9644.6                       9544.93
12/31/1994             9856.91                       9788.09
 1/31/1995            10138.74                       10144.7
 2/28/1995            10433.61                       10489.3
 3/31/1995            10553.53                       10548.2
 4/30/1995            10565.98                       10560.1
 5/31/1995            10903.14                       10972.4
 6/30/1995            10807.84                       10859.4
 7/31/1995            10910.09                       10880.8
 8/31/1995            11048.55                       11010.8
 9/30/1995            11118.35                       11064.5
10/31/1995            11279.98                       11265.8
11/30/1995            11467.39                         11558
12/31/1995            11577.45                         11726
 1/31/1996            11664.93                       11770.6
 2/29/1996            11586.14                       11661.5
 3/31/1996            11438.13                       11399.9
 4/30/1996            11405.69                         11314
 5/31/1996            11401.34                       11365.9
 6/30/1996            11525.61                       11494.5
 7/31/1996            11629.88                       11591.2
 8/31/1996            11627.27                       11633.3
 9/30/1996            11789.77                       11820.8
10/31/1996            11923.01                       11968.2
11/30/1996            12141.41                       12180.9
12/31/1996            12090.14                       12153.3
 1/31/1997            12113.02                       12135.9
 2/28/1997            12224.25                       12259.2
 3/31/1997            12061.17                       12076.7
 4/30/1997            12162.26                       12180.3
 5/31/1997            12345.32                       12359.9
 6/30/1997            12476.83                       12680.6
 7/31/1997            12822.38                       13234.4
 8/31/1997            12702.18                       13055.8
 9/30/1997             12852.8                       13278.7
10/31/1997            12935.64                       13399.7
11/30/1997            13011.82                       13463.5
12/31/1997            13201.54                       13721.5
 1/31/1998            13337.68                       13883.5
 2/28/1998            13341.73                         13933
 3/31/1998            13353.61                       13958.7
 4/30/1998            13293.36                       13847.5
 5/31/1998            13503.65                       14048.2
 6/30/1998            13556.95                       14094.7
 7/31/1998            13590.84                       14074.2
 8/31/1998            13800.83                       14296.8
 9/30/1998            13972.89                       14419.9
10/31/1998             13972.6                       14357.4
11/30/1998            14021.55                         14379
12/31/1998            14056.89                         14381
 1/31/1999            14224.02                       14521.7
 2/28/1999            14162.03                         14407
 3/31/1999            14181.44                       14389.8
 4/30/1999            14216.78                       14434.3
 5/31/1999            14134.52                       14317.3
 6/30/1999            13931.18                       13974.8
 7/31/1999            13981.87                       13921.2
 8/31/1999            13869.77                       13665.2
 9/30/1999            13875.56                       13569.9
10/31/1999            13725.23                       13293.2
11/30/1999            13871.22                         13395
12/31/1999            13767.81                       13158.5
 1/31/2000            13707.86                       12943.4
 2/29/2000            13867.16                       13212.6
 3/31/2000            14170.14                       13613.8
 4/30/2000            14086.43                       13465.4
 5/31/2000            14013.15                       13266.3
 6/30/2000            14384.49                       13708.5
 7/31/2000            14584.64                       13940.2
 8/31/2000            14809.41                       14166.3
 9/30/2000            14732.36                       14074.6
10/31/2000            14893.12                         14175
11/30/2000            15005.79                       14241.6
12/31/2000            15376.55                       14665.6
 1/31/2001            15528.91                       14601.5
 2/28/2001            15578.15                         14744
 3/31/2001            15717.76                       14867.2
 4/30/2001            15547.45                       14575.1
 5/31/2001            15714.87                       14762.2
 6/30/2001            15820.01                       14938.2
 7/31/2001            16054.34                         15254
 8/31/2001            16318.79                       15615.3
 9/30/2001            16264.05                       15349.6
10/31/2001            16449.14                       15363.6
11/30/2001            16319.08                       15276.9
12/31/2001             16164.7                       15114.8
 1/31/2002            16445.08                       15291.4
 2/28/2002             16643.2                       15458.5
 3/31/2002            16317.05                       15140.3
 4/30/2002            16635.96                       15372.4
 5/31/2002            16737.05                         15427
 6/30/2002            16914.03                       15619.8
 7/31/2002            17131.56                       16062.9
 8/31/2002             17337.5                         16320
 9/30/2002            17717.24                         16778
10/31/2002            17423.53                       16224.2
11/30/2002            17351.12                       16202.8
12/31/2002            17717.24                       16714.9
 1/31/2003            17672.34                       16373.4
 2/28/2003            17919.42                       16595.8
 3/31/2003            17930.14                       16378.1
 4/30/2003             18048.6                       16742.4
 5/31/2003            18471.21                       17229.3
 6/30/2003            18392.71                       17243.7
 7/31/2003             17749.1                       16871.8
 8/31/2003            17881.47                       16937.1
 9/30/2003            18407.19                       17645.4
10/31/2003            18314.51                       17659.7
11/30/2003            18505.39                       18066.4
12/31/2003            18658.61                       18179.9
 1/31/2004             18765.5                       18354.2
 2/29/2004            19047.91                       18659.6
 3/31/2004            18981.58                       18413.1
 4/30/2004            18532.04                       18184.3
 5/31/2004            18464.84                       18123.1
 6/30/2004            18532.04                       18107.6
 7/31/2004            18775.92                       18348.8
 8/31/2004            19152.18                       18559.5
 9/30/2004            19253.85                       18747.8

* Sources: Thomson Financial; Lipper Inc. Class B of the Fund commenced operations on December 19, 1985.

   A $10,000 hypothetical investment at net asset value in Class A shares on 4/5/94 at net asset value would have been valued at $20,657 on September 30, 2004; a $10,000 hypothetical investment at maximum offering price would have been valued at $19,674. A $10,000 hypothetical investment in Class C shares on 12/3/93 at net asset value would have grown to $18,895 on September 30, 2004. An investment in Class I shares on 7/1/99 at net asset value would have grown to $14,022 on September 30, 2004. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

[CHART]

Rating Distribution**

AAA                            47.1%
AA                              6.4%
A                               7.8%
BBB                             5.3%
BB                              2.4%
B                               2.5%
CCC                             1.5%
CC                              0.6%
Non-Rated                      16.9%
Non-Rated Investment-Grade      9.5%

Portfolio Statistics**


- Number of Issues:                   197
- Average Maturity:                   21.7 years
- Average Rating:                     A
- Average Call:                       9.0 years
- Average Dollar Price:               $87.21

** Portfolio Statistics and Rating Distribution may not be representative of the Portfolio's current or future investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 - September 30, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      EATON VANCE NATIONAL MUNICIPALS FUND

                                      BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                             (4/1/04)                 (9/30/04)               (4/1/04 - 9/30/04)
     ----------------------------------------------------------------------------------------------------------------
     Actual
     Class A                               $   1,000.00              $   1,022.06                  $   3.99
     Class B                               $   1,000.00              $   1,018.15                  $   5.70
     Class C                               $   1,000.00              $   1,018.46                  $   7.77
     Class I                               $   1,000.00              $   1,023.75                  $   2.73

     Hypothetical
     (5% return before expenses)
     Class A                               $   1,000.00              $   1,021.10                  $   3.99
     Class B                               $   1,000.00              $   1,019.40                  $   5.70
     Class C                               $   1,000.00              $   1,017.30                  $   7.77
     Class I                               $   1,000.00              $   1,022.30                  $   2.73

* Expenses are equal to the Fund's annualized expense ratio of 0.79% for Class A shares, 1.13% for Class B shares, 1.54% for Class C shares and 0.54% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investment in National Municipals Portfolio, at value
   (identified cost, $1,892,936,923)                                     $    2,033,769,418
Receivable for Fund shares sold                                                   3,726,422
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $    2,037,495,840
-------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                        $        4,784,551
Payable for Fund shares redeemed                                                  3,380,017
Payable to affiliate for distribution and service fees                               36,905
Accrued expenses                                                                    171,451
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        8,372,924
-------------------------------------------------------------------------------------------
NET ASSETS                                                               $    2,029,122,916
-------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $    1,939,316,608
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                             (52,989,319)
Accumulated undistributed net investment income                                   1,963,132
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                             140,832,495
-------------------------------------------------------------------------------------------
TOTAL                                                                    $    2,029,122,916
-------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $    1,769,190,836
SHARES OUTSTANDING                                                              162,017,214
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $            10.92
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $10.92)                                      $            11.46
-------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $       29,577,377
SHARES OUTSTANDING                                                                2,901,798
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $            10.19
-------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $      224,955,098
SHARES OUTSTANDING                                                               23,167,846
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $             9.71
-------------------------------------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                                               $        5,399,605
SHARES OUTSTANDING                                                                  533,579
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $            10.12
-------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Interest allocated from Portfolio                                        $      135,614,873
Expenses allocated from Portfolio                                                (9,390,964)
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $      126,223,909
-------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $            3,060
Distribution and service fees
   Class A                                                                        2,393,139
   Class B                                                                        5,454,757
   Class C                                                                        2,137,393
Transfer and dividend disbursing agent fees                                         973,505
Registration fees                                                                   140,812
Printing and postage                                                                 90,077
Custodian fee                                                                        35,476
Legal and accounting services                                                        23,724
Miscellaneous                                                                        37,184
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $       11,289,127
-------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $      114,934,782
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $        9,090,456
   Financial futures contracts                                                  (39,876,771)
   Swap contracts                                                                 2,519,730
-------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                        $      (28,266,585)
-------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $       45,029,024
   Financial futures contracts                                                   (5,605,092)
   Swap contracts                                                                 1,423,014
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $       40,846,946
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $       12,580,361
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      127,515,143
-------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                YEAR ENDED            YEAR ENDED
IN NET ASSETS                                      SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------
From operations --
   Net investment income                           $      114,934,782    $      114,562,805
   Net realized loss from Investment
      transactions, financial futures
      contracts, and swap contracts                       (28,266,585)           (2,503,870)
   Net change in unrealized appreciation
      (depreciation) from investments,
      financial futures contracts, and
      swap contracts                                       40,846,946           (15,496,860)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS         $      127,515,143    $       96,562,075
-------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                      $      (56,954,447)   $      (13,242,734)
      Class B                                             (47,956,488)          (86,905,152)
      Class C                                             (11,224,331)          (10,165,790)
      Class I                                                (245,552)             (136,792)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                $     (116,380,818)   $     (110,450,468)
-------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                      $    1,733,873,204    $      120,363,859
      Class B                                              97,743,866           148,507,343
      Class C                                              69,517,814            64,710,751
      Class I                                               3,754,571               667,702
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                              26,195,534             5,065,058
      Class B                                              23,491,317            31,249,498
      Class C                                               5,353,949             4,681,531
      Class I                                                  76,490                67,493
   Cost of shares redeemed
      Class A                                            (223,765,056)         (101,235,825)
      Class B                                          (1,659,434,034)         (198,072,994)
      Class C                                             (51,174,017)          (53,428,583)
      Class I                                                (876,409)             (504,607)
   Contingent deferred sales charges
      Class B                                                 325,260               862,362
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                         $       25,082,489    $       22,933,588
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                         $       36,216,814    $        9,045,195
-------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                               $    1,992,906,102    $    1,983,860,907
-------------------------------------------------------------------------------------------
AT END OF YEAR                                     $    2,029,122,916    $    1,992,906,102
-------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                     $        1,963,132    $        4,529,105
-------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                        ------------------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------------
                                                           2004(1)        2003(1)      2002(1)(2)        2001         2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     10.840   $     10.920   $     10.550   $     10.230   $     10.440
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $      0.654   $      0.666   $      0.656   $      0.618   $      0.629
Net realized and unrealized gain (loss)                        0.079         (0.105)         0.334          0.312         (0.200)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $      0.733   $      0.561   $      0.990   $      0.930   $      0.429
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $     (0.653)  $     (0.641)  $     (0.620)  $     (0.610)  $     (0.639)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $     (0.653)  $     (0.641)  $     (0.620)  $     (0.610)  $     (0.639)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $     10.920   $     10.840   $     10.920   $     10.550   $     10.230
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 6.94%          5.46%          9.84%          9.33%          4.39%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  1,769,191   $    236,885   $    213,456   $    181,600   $    174,024
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  0.79%          0.78%          0.83%          0.83%          0.66%
   Expenses after custodian fee reduction(4)                    0.79%          0.78%          0.82%          0.82%          0.65%
   Net investment income                                        6.05%          6.29%          6.31%          5.92%          6.23%
Portfolio Turnover of the Portfolio                               44%            35%            32%            20%            41%
----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.28% to 6.31%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS B
                                                        ------------------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------------
                                                            2004(1)       2003(1)      2002(1)(2)       2001          2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     10.130   $     10.190   $      9.850   $      9.550   $      9.740
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $      0.558   $      0.581   $      0.572   $      0.541   $      0.532
Net realized and unrealized gain (loss)                        0.053         (0.086)         0.303          0.300         (0.188)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $      0.611   $      0.495   $      0.875   $      0.841   $      0.344
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $     (0.555)  $     (0.561)  $     (0.540)  $     (0.545)  $     (0.534)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $     (0.555)  $     (0.561)  $     (0.540)  $     (0.545)  $     (0.534)
----------------------------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES                       $      0.004   $      0.006   $      0.005   $      0.004   $         --
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $     10.190   $     10.130   $     10.190   $      9.850   $      9.550
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 6.25%          5.17%          9.30%          9.06%          3.72%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $     29,577   $  1,553,297   $  1,582,772   $  1,525,303   $  1,483,566
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  1.17%          1.20%          1.25%          1.26%          1.25%
   Expenses after custodian fee reduction(4)                    1.17%          1.20%          1.24%          1.25%          1.24%
   Net investment income                                        5.44%          5.88%          5.89%          5.49%          5.63%
Portfolio Turnover of the Portfolio                               44%            35%            32%            20%            41%
----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.86% to 5.89%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS C
                                                        ------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------------
                                                          2004(1)         2003(1)      2002(1)(2)        2001          2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $      9.640   $      9.710   $      9.380   $      9.100   $      9.280
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $      0.502   $      0.522   $      0.515   $      0.478   $      0.477
Net realized and unrealized gain (loss)                        0.077         (0.089)         0.297          0.274         (0.175)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $      0.579   $      0.433   $      0.812   $      0.752   $      0.302
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $     (0.509)  $     (0.503)  $     (0.482)  $     (0.472)  $     (0.482)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $     (0.509)  $     (0.503)  $     (0.482)  $     (0.472)  $     (0.482)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $      9.710   $      9.640   $      9.710   $      9.380   $      9.100
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 6.15%          4.71%          9.02%          8.47%          3.46%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $    224,955   $    200,310   $    185,439   $    136,213   $    104,455
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  1.53%          1.53%          1.57%          1.59%          1.58%
   Expenses after custodian fee reduction(4)                    1.53%          1.53%          1.56%          1.58%          1.57%
   Net investment income                                        5.19%          5.54%          5.56%          5.16%          5.31%
Portfolio Turnover of the Portfolio                               44%            35%            32%            20%            41%
----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.53% to 5.56%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                        CLASS I
                                                        ------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------------
                                                           2004(1)        2003(1)      2002(1)(2)        2001          2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     10.050   $     10.110   $      9.770   $      9.460   $      9.610
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $      0.623   $      0.642   $      0.637   $      0.604   $      0.557
Net realized and unrealized gain (loss)                        0.078         (0.086)         0.298          0.291         (0.107)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $      0.701   $      0.556   $      0.935   $      0.895   $      0.450
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $     (0.631)  $     (0.616)  $     (0.595)  $     (0.585)  $     (0.600)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $     (0.631)  $     (0.616)  $     (0.595)  $     (0.585)  $     (0.600)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $     10.120   $     10.050   $     10.110   $      9.770   $      9.460
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 7.17%          5.84%         10.05%          9.71%          4.96%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $      5,400   $      2,414   $      2,193   $        389   $        598
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  0.53%          0.53%          0.57%          0.58%          0.57%
   Expenses after custodian fee reduction(4)                    0.53%          0.53%          0.56%          0.57%          0.56%
   Net investment income                                        6.18%          6.54%          6.60%          6.22%          5.87%
Portfolio Turnover of the Portfolio                               44%            35%            32%            20%            41%
----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.57% to 6.60%. Per-share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. In addition, all Class B shares of Eaton Vance National Municipals Fund purchased on or before March 16, 2004 converted to Class A shares of the same Fund on April 8, 2004. Class I shares are sold at net asset value to certain institutional investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $24,742,314 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund Reorganization and may be subject to certain limitations. Such capital loss carryover will expire on September 30, 2009 ($23,042,053) and September 30, 2012 ($1,700,261), respectively. Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

     Additionally, at September 30, 2004, the Fund had net capital losses of $41,849,313 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's current taxable year.

     D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     E INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G OTHER -- Investment transactions are accounted for on a trade-date basis.

     H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The tax character of distributions paid for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                          YEAR ENDED SEPTEMBER 30,
                                     ---------------------------------
                                          2004              2003
     -----------------------------------------------------------------
     Distributions declared from:
       Tax-exempt income             $   116,074,069    $  110,422,188
       Ordinary income               $       306,749    $       28,280

     During the year ended September 30, 2004, accumulated net investment income was decreased by $1,119,937 and accumulated undistributed net realized loss was decreased by $1,119,937 primarily due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, and capital losses. This change had no effect on the net assets or the net asset value per share.

     As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Undistributed income                               $    6,747,683
     Capital loss carryforwards                         $  (24,742,314)
     Unrealized gain                                    $  148,630,721
     Other temporary differences                        $  (40,829,782)

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                             YEAR ENDED SEPTEMBER 30,
                                           ----------------------------
     CLASS A                                   2004            2003
     ------------------------------------------------------------------
     Sales                                  158,485,666      11,382,208
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                         2,420,842         478,814
     Redemptions                            (20,733,729)     (9,568,928)
     ------------------------------------------------------------------
     NET INCREASE                           140,172,779       2,292,094
     ------------------------------------------------------------------

                                             YEAR ENDED SEPTEMBER 30,
                                           ----------------------------
     CLASS B                                   2004            2003
     ------------------------------------------------------------------
     Sales                                    9,534,947      15,025,003
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                         2,287,326       3,156,008
     Redemptions                           (162,307,200)    (20,070,031)
     ------------------------------------------------------------------
     NET DECREASE                          (150,484,927)     (1,889,020)
     ------------------------------------------------------------------

                                             YEAR ENDED SEPTEMBER 30,
                                           ----------------------------
     CLASS C                                   2004            2003
     ------------------------------------------------------------------
     Sales                                    7,149,700       6,864,196
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                           552,354         498,815
     Redemptions                             (5,305,191)     (5,685,675)
     ------------------------------------------------------------------
     NET INCREASE                             2,396,863       1,677,336
     ------------------------------------------------------------------

                                             YEAR ENDED SEPTEMBER 30,
                                           ----------------------------
     CLASS I                                   2004            2003
     ------------------------------------------------------------------
     Sales                                      373,492          66,928
     Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                             7,572           6,889
     Redemptions                                (87,649)        (50,462)
     ------------------------------------------------------------------
     NET INCREASE                               293,415          23,355
     ------------------------------------------------------------------

4    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended September 30, 2004, EVM earned $65,442 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $179,386, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $3,353,326 and $1,603,045 for Class B, and Class C shares, respectively, payable to EVD for the year ended September 30, 2004, representing 0.40% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At September 30, 2004, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $1,114,000 and $29,186,000 for Class B and Class C shares.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended September 30, 2004 amounted to $2,393,139, $2,101,431, and $534,348 for Class A, Class B, and Class C
     shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $53,000 of CDSC paid by shareholders for Class C shares for the year ended September 30, 2004. EVD also received approximately $557,000 of CDSC paid by Class B shareholders of which $325,260 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $341,980,383 and $445,857,077, respectively, for the year ended September 30, 2004.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUNICIPALS TRUST AND
SHAREHOLDERS OF EATON VANCE NATIONAL MUNICIPALS FUND

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2004, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

EXEMPT-INTEREST DIVIDENDS -- The Fund designated 99.74% of dividends from net investment income as an exempt-interest dividend.

CAPITAL GAINS DIVIDENDS -- The Fund did not designate any capital gains dividends.

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------
COGENERATION -- 3.0%
$    22,150   Maryland Energy Cogeneration, (AES Warrior Run), (AMT),
              7.40%, 9/1/19                                                     $     22,688,909
      6,100   Pennsylvania EDA, (Northampton Generating), (AMT),
              6.50%, 1/1/13                                                            6,171,126
     21,950   Pennsylvania EDA, (Northampton Generating), (AMT),
              6.60%, 1/1/19                                                           22,151,501
      5,900   Pennsylvania EDA, (Northampton Generating),
              Junior Liens, (AMT), 6.875%, 1/1/11                                      5,900,708
      5,000   Pennsylvania EDA, (Northampton Generating),
              Junior Liens, (AMT), 6.95%, 1/1/21                                       4,963,250
------------------------------------------------------------------------------------------------
                                                                                $     61,875,494
------------------------------------------------------------------------------------------------

EDUCATION -- 0.2%

$     4,130   California Educational Facilities Authority,
              (Stanford University), Variable Rate, 6/1/21(1)                   $      4,524,043
------------------------------------------------------------------------------------------------
                                                                                $      4,524,043
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 3.4%

$    13,000   Brazos River Authority, TX, (Reliant Energy, Inc.),
              7.75%, 12/1/18                                                    $     14,259,310
      6,800   Clark County, NV, (Nevada Power), (AMT),
              5.90%, 10/1/30                                                           6,570,500
     10,000   Colorado Springs, CO, Utilities, 5.00%, 11/15/29                        10,170,200
      9,000   Connecticut Development Authority, (Connecticut
              Light and Power), 5.85%, 9/1/28                                          9,422,100
     13,000   Connecticut Development Authority, (Western
              Massachusetts Electric), 5.85%, 9/1/28                                  13,609,700
      2,000   Matagorda County, TX, Navigation District No.1,
              (Reliant Energy), 8.00%, 5/1/29                                          2,225,480
      5,000   Matagorda County, TX, Navigation District No.1,
              (Reliant Energy), (AMT), 5.95%, 5/1/30                                   5,007,750
      8,000   North Carolina Municipal Power Agency,
              (Catawba), 6.50%, 1/1/20                                                 8,908,880
------------------------------------------------------------------------------------------------
                                                                                $     70,173,920
------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 16.7%

$     2,400   Bexar County, TX, Health Facilities, (St. Luke's Lutheran),
              Escrowed to Maturity, 7.00%, 5/1/21                               $      3,147,504
     11,195   Colorado Health Facilities Authority, (Liberty Heights),
              Escrowed to Maturity, 0.00%, 7/15/22                                     4,698,430
    184,070   Colorado Health Facilities Authority, (Liberty Heights),
              Escrowed to Maturity, 0.00%, 7/15/24                                    67,807,707
    215,825   Dawson Ridge, CO, Metropolitan District #1,
              Escrowed to Maturity, 0.00%, 10/1/22(2)                                 89,651,547
$    11,175   Dawson Ridge, CO, Metropolitan District #1,
              Escrowed to Maturity, 0.00%, 10/1/22                              $      4,641,983
    101,555   Illinois Development Finance Authority, (Regency Park),
              Escrowed to Maturity, 0.00%, 7/15/23                                    39,927,364
     60,360   Illinois Development Finance Authority, (Regency Park),
              Escrowed to Maturity, 0.00%, 7/15/25                                    20,759,011
      8,235   Louisiana Public Facilities Authority, (Southern Baptist
              Hospitals, Inc.), Escrowed to Maturity, 8.00%, 5/15/12                   9,874,259
      5,675   Maricopa County, AZ, IDA, (Place Five and The Greenery),
              Escrowed to Maturity, 6.625%, 1/1/27                                     6,481,985
    100,000   Mississippi Housing Finance Corp., Single Family, Escrowed
              to Maturity, 0.00%, 6/1/15                                              64,180,000
     46,210   San Joaquin Hills Transportation Corridor Agency, CA,
              Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/20                    22,938,182
     15,000   San Joaquin Hills Transportation Corridor Agency, CA,
              Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/25                     5,490,000
------------------------------------------------------------------------------------------------
                                                                                $    339,597,972
------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 4.0%

$    16,000   California, 5.25%, 11/1/29                                        $     16,554,240
     20,000   California, 5.25%, 2/1/30                                               20,555,800
      9,875   California, 5.50%, 11/1/33                                              10,472,042
     14,000   Georgia, 2.00%, 12/1/23                                                  9,444,540
      4,735   New York, NY, Variable Rate, 6/1/28(1)(3)                                5,286,154
     16,175   Puerto Rico, Variable Rate, 1/1/24(3)(4)                                19,456,907
------------------------------------------------------------------------------------------------
                                                                                $     81,769,683
------------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 0.4%

$     1,555   Pittsfield Township, MI, EDC, (Arbor Hospice),
              7.875%, 8/15/27                                                   $      1,495,972
      3,072   Tax Revenue Exempt Securities Trust, Community
              Health Provider, (Pooled Loan Program Various States
              Trust Certificates), 5.50%, 12/1/36                                      2,983,656
      3,295   Tax Revenue Exempt Securities Trust, Community Health
              Provider, (Pooled Loan Program Various States Trust
              Certificates), 5.875%, 12/1/36                                           3,303,285
------------------------------------------------------------------------------------------------
                                                                                $      7,782,913
------------------------------------------------------------------------------------------------

HOSPITAL -- 5.5%

$     6,091   Arizona Health Facilities Authority, (Phoenix Memorial
              Hospital), 8.20%, 6/1/21(5)                                       $        182,725
     12,600   California Health Facilities Authority, (Cedars Sinai
              Medical Center), Variable Rate, 12/1/34(3)(4)                           14,467,194
      8,860   Louisiana Public Facilities Authority, (General Health
              Systems), 6.80%, 11/1/16                                                 9,029,492
      4,515   Massachusetts HEFA, (Partners Healthcare System),
              5.25%, 7/1/29                                                            4,625,437

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------
HOSPITAL (CONTINUED)

$     3,500   New Jersey Health Care Facilities Financing Authority,
              (Trinitas Hospital), 7.50%, 7/1/30                                $      3,916,850
      2,000   Oklahoma Development Finance Authority, (Hillcrest
              Medical Center), 5.00%, 8/15/09                                          2,191,980
      9,685   Oklahoma Development Finance Authority, (Hillcrest
              Medical Center), 5.625%, 8/15/19                                        10,972,330
     28,665   Oklahoma Development Finance Authority, (Hillcrest
              Medical Center), 5.625%, 8/15/29                                        32,475,152
      5,805   Oklahoma Development Finance Authority, (Hillcrest
              Medical Center), 5.75%, 8/15/14                                          6,609,399
      1,500   Oklahoma Development Finance Authority, (Hillcrest
              Medical Center), 5.75%, 8/15/15                                          1,707,855
      4,000   Oneida County, NY, Industrial Development Agency,
              (Elizabeth Medical Center), 6.00%, 12/1/29                               3,716,080
      3,075   Prince George's County, MD, (Greater Southeast
              Healthcare System), 6.375%, 1/1/23(5)                                      741,075
      7,750   Rhode Island HEFA, (St. Joseph Health Services),
              5.50%, 10/1/29                                                           7,143,407
     12,500   Rochester, MN, Health Care Facilities, (Mayo Clinic),
              Variable Rate, 11/15/27(3)(4)                                           14,005,000
------------------------------------------------------------------------------------------------
                                                                                $    111,783,976
------------------------------------------------------------------------------------------------

HOUSING -- 4.6%

$     3,000   ABAG Finance Authority, CA, (Civic Center Drive
              Apartments), (AMT), 6.375%, 9/1/32                                $      2,999,790
      7,415   Arkansas Development Finance Authority, MFMR,
              (Park Apartments), (AMT), 5.95%, 12/1/28                                 5,674,255
     12,900   California Department of Veterans Affairs,
              Home Purchase Revenue, 5.20%, 12/1/28                                   12,940,893
      6,360   California Statewide Communities Development Authority,
              (Corporate Fund for Housing), (AMT),
              Variable Rate, 6/1/09(3)(4)                                              6,309,692
        600   California Statewide Communities Development Authority,
              (Corporate Fund for Housing), (AMT),
              Variable Rate, 6/1/09(3)(4)                                                461,826
     16,000   Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09                    17,797,760
     10,770   Florida Capital Projects Financing Authority, Student
              Housing Revenue, (Florida University), 7.85%, 8/15/31                   10,948,351
      9,865   Lake Creek, CO, (Affordable Housing Corp.),
              6.25%, 12/1/23                                                           9,113,879
      1,255   Maricopa County, AZ, IDA, (National Health Facilities II),
              6.375%, 1/1/19                                                           1,009,861
     15,285   New Hampshire Housing Finance Authority, Multifamily
              Housing, (AMT), 6.20%, 7/1/36                                           15,287,293
     10,590   Texas Student Housing Corp., (University of
              Northern Texas), 6.85%, 7/1/31                                          10,025,553
------------------------------------------------------------------------------------------------
                                                                                $     92,569,153
------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 11.7%

$     7,150   Austin, TX, (Cargoport Development LLC), (AMT),
              8.30%, 10/1/21                                                    $      7,539,746
     10,260   Bedford County, VA, IDA, (Nekoosa Packaging), (AMT),
              6.55%, 12/1/25                                                          10,651,522
      2,250   Calhoun County, AR, Solid Waste Disposal,
              (Georgia-Pacific Corp.), (AMT), 6.375%, 11/1/26                          2,303,280
      2,000   Camden County, NJ, (Holt Hauling), (AMT),
              9.875%, 1/1/21(5)                                                          265,000
      6,050   Carbon County, UT, (Laidlaw Environmental), (AMT),
              7.50%, 2/1/10                                                            6,188,787
      4,000   Courtland, AL, Solid Waste Disposal, (Champion
              International Corp.), (AMT), 6.70%, 11/1/29                              4,285,520
     55,500   Denver, CO, City and County Special Facilities,
              (United Airlines), (AMT), 6.875%, 10/1/32(5)                            41,070,000
      3,500   Effingham County, GA, IDA, PCR, (Georgia Pacific Corp.),
              6.50%, 6/1/31                                                            3,584,350
     11,190   Effingham County, GA, Solid Waste Disposal,
              (Fort James), (AMT), 5.625%, 7/1/18                                     10,932,630
      6,645   Hardeman County, TN, (Correctional Facilities Corp.),
              7.75%, 8/1/17                                                            6,965,223
     30,000   Houston, TX, Airport System, (Continental Airlines), (AMT),
              6.75%, 7/1/29                                                           23,700,600
      9,065   Kenton County, KY, Airport, (Delta Airlines), (AMT),
              6.125%, 2/1/22                                                           5,543,973
      3,030   Kenton County, KY, Airport, (Delta Airlines), (AMT),
              7.125%, 2/1/21                                                           1,989,437
      5,915   Kenton County, KY, Airport, (Delta Airlines), (AMT),
              7.50%, 2/1/20                                                            4,061,830
      5,000   McMinn County, TN, (Calhoun Newsprint-Bowater, Inc.),
              (AMT), 7.40%, 12/1/22                                                    4,999,100
     10,000   Michigan Strategic Fund, (S.D. Warren), (AMT),
              7.375%, 1/15/22                                                         10,202,900
     15,000   Michigan Strategic Fund, (S.D. Warren), (AMT),
              7.375%, 1/15/22                                                         15,304,350
      3,500   Michigan Strategic Fund, (S.D. Warren), (AMT),
              7.375%, 1/15/22                                                          3,571,015
      5,025   New Jersey EDA, (American Airlines), (AMT),
              7.10%, 11/1/31                                                           3,224,995
     18,820   New Jersey EDA, (Continental Airlines), (AMT),
              6.25%, 9/15/29                                                          14,046,119
      4,950   New Jersey EDA, (Continental Airlines), (AMT),
              9.00%, 6/1/33                                                            4,778,977
     17,000   New Jersey EDA, (Holt Hauling), 7.75%, 3/1/27(5)                        16,490,000
      1,500   New Jersey EDA, (Holt Hauling), (AMT),
              7.90%, 3/1/27(5)                                                         1,455,000
     12,500   New York City, NY, IDA, (American Airlines, Inc.), (AMT),
              8.50%, 8/1/28                                                            9,462,000
     10,000   New York City, NY, IDA, (American Airlines, Inc.-JFK
              International Airport), (AMT), 8.00%, 8/1/12                             8,016,300

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT REVENUE (CONTINUED)

$    12,330   Puerto Rico Port Authority, (American Airlines), (AMT),
              6.25%, 6/1/26                                                     $      7,603,418
      1,000   Puerto Rico Port Authority, (American Airlines), (AMT),
              6.30%, 6/1/23                                                              644,240
      3,122   Savannah, GA, EDA, (Intercat-Savannah), (AMT),
              9.00%, 1/1/15                                                            2,895,391
      1,589   Savannah, GA, EDA, (Intercat-Savannah), (AMT),
              9.75%, 7/1/10                                                            1,525,786
      5,000   Skowhegan, ME, (S.D. Warren), (AMT),
              6.65%, 10/15/15                                                          4,918,250
------------------------------------------------------------------------------------------------
                                                                                $    238,219,739
------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 0.0%

$       165   Puerto Rico Industrial Tourist Educational Medical and
              Environmental, DRIVERS, (MBIA),
              Variable Rate, 7/1/33(3)(4)                                       $        490,868
------------------------------------------------------------------------------------------------
                                                                                $        490,868
------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 3.3%

$     7,500   Burlington, KS, PCR, (Kansas Gas & Electric Co.), (MBIA),
              5.30%, 6/1/31                                                     $      7,920,600
      5,500   Intermountain Power Agency, UT, (MBIA),
              Variable Rate, 7/1/19(3)(4)                                              7,797,460
     11,310   Jacksonville Electric Authority, FL, Water and Sewer
              System, (MBIA), 4.25%, 10/1/29                                          10,464,238
      4,500   Matagorda County, TX, Navigation District No. 1,
              (Centerpoint Energy, Inc./Houston Light & Power Co.),
              (MBIA), 4.00%, 10/15/15                                                  4,535,145
     11,000   Memphis, TN, Electric System, (MBIA),
              Variable Rate, 12/1/11(1)(3)                                            14,505,040
      6,000   Sacramento, CA, Municipal Electric Utility District, (FSA),
              Variable Rate, 8/15/28(1)(3)                                             6,416,460
      7,455   South Carolina Public Service Authority, DRIVERS, (FGIC),
              Variable Rate, 1/1/25(1)(3)                                              7,480,720
     15,000   Southern, MN, Municipal Power Agency, Power Supply
              System (AMBAC), 0.00%, 1/1/18                                            8,349,300
------------------------------------------------------------------------------------------------
                                                                                $     67,468,963
------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 2.4%

$    21,400   Houston, TX, Water and Sewer System, (FSA), Escrowed
              to Maturity, 0.00%, 12/1/28                                       $      6,022,816
     20,505   Massachusetts Turnpike Authority, (FGIC), Escrowed to
              Maturity, Variable Rate, 7/1/17(3)(4)                                   25,055,470
      9,500   Massachusetts Turnpike Authority, (FGIC), Escrowed to
              Maturity, Variable Rate, 1/1/20(3)(4)                                   11,483,315
      5,000   Umatilla County, OR, School District No. 008R, (MBIA),
              Prerefunded to 6/15/09, Variable Rate, 6/15/19(3)(4)                     6,117,600
------------------------------------------------------------------------------------------------
                                                                                $     48,679,201
------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 4.4%

$     9,900   California, (AMBAC), Variable Rate, 11/1/19(3)(4)                 $     12,695,364
     12,500   California, (MBIA), 4.75%, 3/1/31                                       12,471,500
     11,665   California, RITES, (AMBAC), Variable Rate, 2/1/23(1)(3)                 13,787,797
     12,500   Chicago, IL, Board of Education, (FGIC),
              0.00%, 12/1/23                                                           4,814,125
     16,980   Chicago, IL, Board of Education, (FGIC),
              0.00%, 12/1/25                                                           5,727,524
     14,000   Chicago, IL, Board of Education, (FGIC),
              0.00%, 12/1/29                                                           3,691,520
     17,630   Washington, (Motor Vehicle Fuel), (MBIA),
              0.00%, 6/1/18                                                            9,390,091
     18,125   Washington, (Motor Vehicle Fuel), (MBIA),
              0.00%, 6/1/19                                                            9,113,794
     18,860   Washington, (Motor Vehicle Fuel), (MBIA),
              0.00%, 6/1/20                                                            8,941,715
     19,125   Washington, (Motor Vehicle Fuel), (MBIA),
              0.00%, 6/1/21                                                            8,544,859
------------------------------------------------------------------------------------------------
                                                                                $     89,178,289
------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.0%

$     5,070   Maryland HEFA, (Medlantic), (AMBAC),
              Variable Rate, 8/15/38(1)(3)                                      $      6,249,383
      8,560   Tyler, TX, Health Facility Development Corp., (East Texas
              Medical Center), (FSA), 5.375%, 11/1/27                                  8,911,559
      5,000   Wisconsin HEFA, (Ministry Health Care), (MBIA),
              5.125%, 2/15/22                                                          5,240,700
------------------------------------------------------------------------------------------------
                                                                                $     20,401,642
------------------------------------------------------------------------------------------------

INSURED-HOUSING -- 0.4%

$     7,435   SCA Multifamily Mortgage, Industrial Development Board,
              Hamilton County, TN, (FSA), (AMT), 7.35%, 1/1/30                  $      7,631,581
------------------------------------------------------------------------------------------------
                                                                                $      7,631,581
------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 2.5%

$    34,180   Anaheim, CA, Public Financing Authority,
              (Public Improvements), (FSA), 0.00%, 9/1/35                       $      6,427,891
      5,515   Manchester, NH, School Facilities Revenue, (MBIA),
              5.50%, 6/1/23(6)                                                         6,362,049
     22,970   New Jersey EDA, (School Facilities), (AMBAC),
              4.375%, 9/1/29                                                          22,026,392
     13,750   New Jersey Transportation Trust Fund Authority,
              Certificates of Participation, (MBIA), 5.25%, 12/15/14(6)               15,591,262
------------------------------------------------------------------------------------------------
                                                                                $     50,407,594
------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------
INSURED-MISCELLANEOUS -- 1.1%

$    25,000   Harris County-Houston, TX, Sports Authority, (MBIA),
              0.00%, 11/15/41                                                   $      2,921,250
     19,250   Harris County-Houston, TX, Sports Authority, (MBIA),
              5.25%, 11/15/40                                                         19,615,172
------------------------------------------------------------------------------------------------
                                                                                $     22,536,422
------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 1.5%

$    13,305   Illinois Sports Facility Authority, (AMBAC),
              0.00%, 6/15/23                                                    $      5,339,696
     31,510   Illinois Sports Facility Authority, (AMBAC),
              0.00%, 6/15/24                                                          11,837,047
     10,000   Illinois Sports Facility Authority, (AMBAC),
              0.00%, 6/15/25                                                           3,517,300
      9,185   Regional Transportation Authority, LA, (FGIC),
              0.00%, 12/1/15                                                           5,621,587
      9,500   Regional Transportation Authority, LA, (FGIC),
              0.00%, 12/1/21                                                           4,080,820
------------------------------------------------------------------------------------------------
                                                                                $     30,396,450
------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 6.5%

$    18,220   Alameda, CA, Corridor Transportation Authority, (MBIA),
              0.00%, 10/1/35                                                    $      3,359,039
     10,000   Chicago, IL, O'Hare International Airport, (AMBAC),
              (AMT), 5.375%, 1/1/32(7)                                                10,277,000
      5,000   Dallas Fort Worth, TX, International Airport, (FGIC),
              (AMT), 5.625%, 11/1/21                                                   5,516,000
      3,335   Dallas Fort Worth, TX, International Airport, (FSA), (AMT),
              Variable Rate, 5/1/11(1)(3)                                              4,336,467
      4,000   Dallas Fort Worth, TX, International Airport, (MBIA), (AMT),
              Variable Rate, 5/1/11(1)(3)                                              5,077,920
      2,500   Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT),
              5.50%, 11/1/20                                                           2,727,875
      3,305   Kansas Turnpike Authority, (AMBAC),
              Variable Rate, 3/1/11(1)(3)                                              3,375,165
      3,330   Kansas Turnpike Authority, (AMBAC),
              Variable Rate, 3/1/15(1)(3)                                              3,322,907
     12,000   Massachusetts Turnpike Authority, Metropolitan Highway
              System, (AMBAC), 5.00%, 1/1/39                                          12,090,000
      7,000   Metropolitan Washington, DC, Airports Authority, DRIVERS,
              (MBIA), (AMT), Variable Rate, 10/12/21                                   7,422,100
     11,750   Miami-Dade County, FL, International Airport, (FGIC),
              5.00%, 10/1/37                                                          11,944,227
     11,250   New Jersey Transportation Trust Fund Authority, (MBIA),
              5.50%, 12/15/17(6)                                                      13,061,925
      9,000   Puerto Rico Highway and Transportation Authority, (FSA),
              Variable Rate, 7/1/32(1)(3)                                              9,722,340
     50,000   San Joaquin Hills, CA, Transportation Corridor Agency Toll,
              (MBIA), 0.00%, 1/15/35                                                   9,851,500
$    30,000   Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/26                 $      9,553,500
     50,000   Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/22                       20,682,000
------------------------------------------------------------------------------------------------
                                                                                $    132,319,965
------------------------------------------------------------------------------------------------

INSURED-UTILITIES -- 0.5%

$    10,500   Philadelphia, PA, Gas Works Revenue, (FSA),
              5.00%, 7/1/28                                                     $     10,620,120
------------------------------------------------------------------------------------------------
                                                                                $     10,620,120
------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 3.0%

$    11,915   Atlanta, GA, Water and Sewer, (FGIC), 5.00%, 11/1/38              $     12,049,759
     10,135   California Water Resources, (Central Valley), (FGIC),
              Variable Rate, 12/1/28(1)(3)                                            11,348,565
     10,445   Castaic Lake, CA, Water Agency Certificates of
              Participation, (Water System Improvements),
              (AMBAC), 0.00%, 8/1/21                                                   4,566,658
      8,375   Houston, TX, Water and Sewer System, (FSA),
              0.00%, 12/1/28                                                           2,326,743
     21,155   King County, WA, Sewer Revenue, (MBIA),
              4.50%, 1/1/32(8)                                                        20,209,795
      2,000   Marco Island, FL, Utility System, (MBIA), 5.00%, 10/1/27                 2,056,200
      7,435   Palm Coast, FL, Utility System, (MBIA), 5.00%, 10/1/27                   7,643,924
------------------------------------------------------------------------------------------------
                                                                                $     60,201,644
------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 0.3%

$     6,330   New Jersey EDA, (School Facilities),
              Variable Rate, 6/15/28(1)(3)                                      $      6,616,179
------------------------------------------------------------------------------------------------
                                                                                $      6,616,179
------------------------------------------------------------------------------------------------

NURSING HOME -- 3.0%

$    12,185   Bell County, TX, (Riverside Healthcare, Inc.-Normandy
              Terrace), 9.00%, 4/1/23                                           $      7,463,313
      4,665   Delaware County, PA, (Mainline-Haverford Nursing and
              Rehabilitation Centers), 9.00%, 8/1/22(5)                                2,836,273
      9,880   Hillsborough County, FL, IDA, (Tampa Bay Retirement
              Center), 7.00%, 6/1/25(9)                                                5,520,154
      2,755   Lackawanna County, PA, IDA, (Edella Street Associates),
              8.875%, 9/1/14                                                           2,754,559
     13,250   Massachusetts IFA, (Age Institute of Massachusetts),
              8.05%, 11/1/25                                                          13,258,480
     11,575   Mississippi Business Finance Corp., (Magnolia Healthcare),
              7.99%, 7/1/25                                                            9,472,054
     11,265   Montgomery, PA, IDA, (Advancement of Geriatric Health
              Care Institute), 8.375%, 7/1/23                                         10,514,976
      3,500   Orange County, FL, Health Facilities Authority, (Westminster
              Community Care), 6.75%, 4/1/34                                           3,017,630

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)   SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------
NURSING HOME (CONTINUED)

$     2,235   Westmoreland, PA, (Highland Health Systems, Inc.),
              9.25%, 6/1/22                                                     $      2,246,220
      3,890   Wisconsin HEFA, (Wisconsin Illinois Senior Housing),
              7.00%, 8/1/29                                                            3,651,037
------------------------------------------------------------------------------------------------
                                                                                $     60,734,696
------------------------------------------------------------------------------------------------

OTHER REVENUE -- 8.1%

$    22,000   California Statewide Communities Development Authority,
              (East Valley Tourist Development Authority),
              8.25%, 10/1/14                                                    $     22,495,000
     10,000   California Statewide Communities Development Authority,
              (East Valley Tourist Development Authority),
              9.25%, 10/1/20                                                          10,960,000
      1,500   Capital Trust Agency, FL, (Seminole Tribe Convention),
              8.95%, 10/1/33                                                           1,743,465
     26,400   Capital Trust Agency, FL, (Seminole Tribe Convention),
              10.00%, 10/1/33                                                         31,660,992
      7,695   Golden Tobacco Securitization Corp., CA, 5.00%, 6/1/13                   7,700,540
     10,950   Golden Tobacco Securitization Corp., CA,
              Variable Rate, 6/1/43(3)(4)                                             11,672,153
     10,000   Golden Tobacco Securitization Corp., CA,
              Variable Rate, 6/1/27(3)(4)                                             10,759,200
     11,300   Golden Tobacco Securitization Corp., CA,
              Variable Rate, 6/1/31(3)(4)                                             12,290,219
     10,200   Orange County, NC, (Community Activity Corp.),
              8.00%, 3/1/24(5)                                                         3,845,400
      9,000   Sandoval County, NM, (Santa Ana Pueblo),
              7.75%, 7/1/15                                                            9,272,250
     10,885   Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39                   10,469,084
     20,700   Tobacco Settlement Financing Corp., NJ,
              Variable Rate, 12/1/31(3)(4)                                            19,118,313
     13,000   Tobacco Settlement Management Authority, SC,
              6.375%, 5/15/28                                                         12,087,530
------------------------------------------------------------------------------------------------
                                                                                $    164,074,146
------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 5.4%

$    11,795   Albuquerque, NM, Retirement Facilities, (La Vida Liena
              Retirement Center), 5.75%, 12/15/28                               $     11,115,962
      9,695   Albuquerque, NM, Retirement Facilities, (La Vida Liena
              Retirement Center), 6.60%, 12/15/28                                      9,476,281
      6,035   Arizona Health Facilities Authority,
              (Care Institute, Inc.-Mesa), 7.625%, 1/1/26(9)                           4,780,444
     16,715   Bell County, TX, Health Facilities Authority,
              (Care Institute, Inc.-Texas), 9.00%, 11/1/24                            15,788,488
      3,060   Chester, PA, IDA, (Senior Life-Choice of Kimberton),
              (AMT), 8.50%, 9/1/25                                                     3,169,273
     11,570   De Kalb County, GA, Private Hospital Authority,
              (Atlanta, Inc.), 8.50%, 3/1/25(9)                                        4,686,544
$     4,960   Delaware County, PA, IDA, (Glen Riddle), (AMT),
              8.625%, 9/1/25                                                    $      5,159,838
      6,680   Glen Cove, NY, IDA, (Regency at Glen Cove),
              9.50%, 7/1/12                                                            6,638,584
     14,115   Illinois Development Finance Authority,
              (Care Institute, Inc.-Illinois), 7.80%, 6/1/25                          14,504,997
      1,900   Kansas City, MO, IDA, (Kingswood United Methodist
              Manor), 5.375%, 11/15/09                                                 1,835,153
      9,345   New Jersey EDA, (Forsgate), (AMT), 8.625%, 6/1/25(9)                     5,743,157
     12,265   North Miami, FL, Health Facilities Authority,
              (Imperial Club), 6.75%, 1/1/33                                          11,280,856
        800   North Miami, FL, Health Facilities Authority,
              (Imperial Club), 9.00%, 1/1/12(5)                                            7,384
      7,915   Roseville, MN, Elder Care Facility,
              (Care Institute, Inc.-Roseville), 7.75%, 11/1/23(9)                      6,719,835
     12,140   St. Paul, MN, Housing and Redevelopment,
              (Care Institute, Inc.-Highland), 8.75%, 11/1/24(9)                       8,388,861
------------------------------------------------------------------------------------------------
                                                                                $    109,295,657
------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 0.4%

$     3,000   Tri-County, OR, Metropolitan Transportation District,
              Variable Rate, 8/1/19(3)(4)                                       $      3,368,730
      4,570   University Square, FL, Community Development District,
              6.75%, 5/1/20                                                            4,816,049
------------------------------------------------------------------------------------------------
                                                                                $      8,184,779
------------------------------------------------------------------------------------------------

TRANSPORTATION -- 4.4%

$    10,065   Port Authority of New York and New Jersey,
              5.00%, 9/1/38                                                     $     10,229,865
     38,000   Port Authority of New York and New Jersey, (AMT),
              5.25%, 7/15/34                                                          38,754,300
     39,950   Puerto Rico Highway and Transportation Authority,
              5.125%, 7/1/39                                                          40,699,462
------------------------------------------------------------------------------------------------
                                                                                $     89,683,627
------------------------------------------------------------------------------------------------

WATER AND SEWER -- 0.3%

$     5,480   California Water Resources, (Central Valley),
              Variable Rate, 6/1/18(3)(4)                                       $      6,587,508
------------------------------------------------------------------------------------------------
                                                                                $      6,587,508
------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 98.0%
   (IDENTIFIED COST $1,842,115,928)                                             $  1,993,806,224
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.0%                                          $     39,963,222
------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $  2,033,769,446
------------------------------------------------------------------------------------------------

                        See notes to financial statements

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

At September 30, 2004, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

   California                                             13.8%

   Colorado                                               11.2%

   Others, representing less than 10% individually        73.0%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2004, 27.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.1% to 11.0% of total investments.

(1)  Security has been issued as a leveraged inverse floater bond.

(2) Security (or a portion thereof) has been segregated to cover when-issued securities.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate value of the securities is $279,661,916 or 13.8% of the Portfolio's net assets.

(4)  Security has been issued as an inverse floater bond.

(5)  Defaulted bond.

(6)  When-issued security.

(7) Security (or a portion thereof) has been segregated to cover swap contracts.

(8) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(9)  Security is in default and making only partial interest payments.

                        See notes to financial statements

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investments, at value (identified cost, $1,842,115,928)             $  1,993,806,224
Cash                                                                      29,662,423
Receivable for investments sold                                            6,932,586
Interest receivable                                                       41,514,082
Receivable for daily variation margin on open
 financial futures contracts                                               2,117,187
------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $  2,074,032,502
------------------------------------------------------------------------------------

LIABILITIES

Payable for open swap contracts                                     $      5,053,719
Payable for when-issued securities                                        35,116,615
Accrued expenses                                                              92,722
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $     40,263,056
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO           $  2,033,769,446
------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals             $  1,892,936,951
Net unrealized appreciation (computed on the basis of
 identified cost)                                                        140,832,495
------------------------------------------------------------------------------------
TOTAL                                                               $  2,033,769,446
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Interest                                                            $    135,614,874
------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             $    135,614,874
------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                              $      8,797,572
Trustees' fees and expenses                                                   26,183
Custodian fee                                                                370,352
Legal and accounting services                                                131,254
Miscellaneous                                                                117,400
------------------------------------------------------------------------------------
TOTAL EXPENSES                                                      $      9,442,761
------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                       $         51,796
------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                            $         51,796
------------------------------------------------------------------------------------

NET EXPENSES                                                        $      9,390,965
------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               $    126,223,909
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                  $      9,090,456
   Financial futures contracts                                           (39,876,771)
   Swap contracts                                                          2,519,730
------------------------------------------------------------------------------------
NET REALIZED LOSS                                                   $    (28,266,585)
------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                              $     45,029,024
   Financial futures contracts                                            (5,605,092)
   Swap contracts                                                          1,423,014
------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $     40,846,946
------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                    $     12,580,361
------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $    138,804,270
------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                          YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                       $    126,223,909     $    128,366,781
   Net realized loss from Investment
      transactions, financial futures
      contracts, and swaps contracts                                (28,266,585)          (2,503,869)
   Net change in unrealized
      appreciation (depreciation)
      from investments,
      financial futures contracts,
      and swaps contracts                                            40,846,946          (15,496,861)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    138,804,270     $    110,366,051
----------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $    341,980,383     $    336,856,366
   Withdrawals                                                     (445,857,077)        (437,448,632)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $   (103,876,694)    $   (100,592,266)
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $     34,927,576     $      9,773,785
----------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $  1,998,841,870     $  1,989,068,085
----------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $  2,033,769,446     $  1,998,841,870
----------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------------------------
                                                             2004           2003          2002(1)          2001           2000
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                      0.47%          0.47%          0.49%          0.48%          0.48%
   Expenses after custodian fee reduction                        0.46%          0.47%          0.48%          0.47%          0.47%
   Net investment income                                         6.24%          6.59%          6.63%          6.25%          6.37%
Portfolio Turnover                                                 44%            35%            32%            20%            41%
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                  7.28%          5.81%         10.18%            --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                  $  2,033,769   $  1,998,842   $  1,989,068   $  1,847,028   $  1,769,985
---------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 6.60% to 6.63%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2004
NOTESTO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At September 30, 2004, Eaton Vance National Municipals Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Interest rate swaps are normally valued on the basis of calculations furnished by a broker. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and discount.

   C FEDERAL TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E INTEREST RATE SWAPS -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to the agreement, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

   F OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

   G LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

   H WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   L EXPENSE REDUCTIONS -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2004, the fee was equivalent to 0.44% of the Portfolio's average daily net assets for such period and amounted to $8,797,572. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

   During the year ended September 30, 2004, the Portfolio engaged in purchase transactions with other Portfolios that also utilize BMR as an investment adviser. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $56,639,900.

3  INVESTMENTS

   Purchases, sales, and principal paydown of investments, other than U.S. Government securities and short-term obligations, aggregated $864,993,191, $901,891,152, and $165,501, respectively, for the year ended September 30, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation/depreciation in the value of the investments owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                     $   1,834,317,702
   ----------------------------------------------------
   Gross unrealized appreciation      $     226,409,296
   Gross unrealized depreciation            (66,920,774)
   ----------------------------------------------------
   NET UNREALIZED APPRECIATION        $     159,488,522
   ----------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2004.

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FUTURES CONTRACTS

EXPIRATION                                      AGGREGATE                         NET UNREALIZED
DATE(S)    CONTRACTS                  POSITION  COST             VALUE             DEPRECIATION
------------------------------------------------------------------------------------------------
12/04      4,250 U.S. Treasury Bond   Short     $  (473,226,080) $  (476,929,687) $   (3,703,607)
------------------------------------------------------------------------------------------------
12/04      2,500 U.S. Treasury Note   Short        (279,462,025)    (281,562,500)     (2,100,475)
------------------------------------------------------------------------------------------------
                                                                                  $   (5,804,082)
------------------------------------------------------------------------------------------------

At September 30, 2004, the Portfolio had entered into an interest rate swap agreement with Merrill Lynch Capital Services whereby the Portfolio makes bi-annual payments at a fixed rate equal to 4.887% on the notional amount of $300,000,000. In exchange, the Portfolio receives payments at a rate equal to the three month USD-LIBOR on the same notional amount. The value of the contract, which terminates January 20, 2015, is recorded as a payable for open swap contracts of $5,053,719 on September 30, 2004.

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF NATIONAL MUNICIPALS PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2004 and 2003 and the supplementary data for each of the years in the five-year period ended September 30, 2004. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 2004, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE NATIONAL MUNICIPALS FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust (the Trust) and National Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc.. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                   POSITION(S)       TERM OF                                            NUMBER OF PORTFOLIOS
                   WITH THE        OFFICE  AND                                            IN FUND  COMPLEX
   NAME AND      TRUST AND THE      LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY
 DATE OF BIRTH     PORTFOLIO         SERVICE              DURING PAST FIVE YEARS             TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes Trustee and Vice Trustee and Vice    Chairman, President and Chief              195              Director of EVC
11/9/41          President       President of the    Executive Officer of BMR, EVC, EVM
                                 Trust since 1985;   and EV; Director of EV; Vice
                                 of the Portfolio    President and Director of EVD.
                                 since 1992 and      Trustee and/or officer of 195
                                 1993, respectively  registered investment companies in
                                                     the Eaton Vance Fund Complex.
                                                     Mr. Hawkes is an interested person
                                                     because of his positions with BMR,
                                                     EVM, EVC and EV, which are
                                                     affiliates of the Trust and the
                                                     Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L.           Trustee      Trustee of the      Jacob H. Schiff Professor of             195            Director of Tiffany &
Hayes, III                       Trust since 1986;   Investment Banking Emeritus,                            Co. (specialty
2/23/35                          of the Portfolio    Harvard University Graduate School                      retailer) and Telect,
                                 since 1992          of Business Administration.                             Inc. (telecommunication
                                                                                                             services company)

William H. Park     Trustee          Since 2003      President and Chief Executive            194                     None
9/19/47                                              Officer, Prizm Capital Management,
                                                     LLC(investment management firm)
                                                     (since 2002). Executive Vice
                                                     President and Chief Financial
                                                     Officer, United Asset Management
                                                     Corporation (a holding company
                                                     owning institutional investment
                                                     management firms) (1982-2001)

Ronald A.           Trustee          Since 2003      Professor of Law, Georgetown             194                     None
Pearlman                                             University Law Center (since
7/10/40                                              1999). Tax Partner, Covington &
                                                     Burling, Washington, DC
                                                     (1991-2000).

Norton H. Reamer    Trustee        Trustee of the    President, Chief Executive Officer       195                     None
9/21/35                           Trust since 1985;  and a Director of Asset Management
                                  of the Portfolio   Finance Corp. (a specialty finance
                                    since 1992       company serving the investment
                                                     management industry (since)
                                                     October 2003). President, Unicorn
                                                     Corporation (an investment and
                                                     financial advisory services
                                                     company) (since September 2000).
                                                     Formerly, Chairman, Hellman,
                                                     Jordan Management Co., Inc. (an
                                                     investment management company)
                                                     (2000-2003). Formerly, Advisory
                                                     Director of Berkshire Capital
                                                     Corporation (investment banking
                                                     firm) (2002-2003). Formerly
                                                     Chairman of the Board, United
                                                     Asset Management Corporation (a
                                                     holding company owning
                                                     institutional investment
                                                     management firms) and Chairman,
                                                     President and Director, UAM Funds
                                                     (mutual funds) (1980-2000).

Lynn A. Stout       Trustee          Since 1998      Professor of Law, University of          195                     None
9/14/57                                              California at Los Angeles School
                                                     of Law (since July 2001). Formerly,
                                                     Professor of Law, Georgetown
                                                     University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                 TERM OF
                              WITH THE                  OFFICE AND
    NAME AND               TRUST AND THE                LENGTH OF                            PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH                PORTFOLIO                  SERVICE                             DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter              President                 Since 1993           Vice President of EVM and BMR. Officer of 124
8/20/43                                                                      registered investment companies managed by EVM or BMR.

William H. Ahern, Jr.   Vice President of the           Since 2004           Vice President of EVM and BMR. Officer of 77 registered
7/28/59                         Trust                                        investment companies managed by EVM or BMR.

Craig R. Brandon        Vice President of the           Since 2004           Vice President of EVM and BMR. Officer of 44 registered
12/31/66                        Trust                                        investment companies managed by EVM or BMR.

Cynthia J. Clemson         Vice President               Since 2004           Vice President of EVM and BMR. Officer of 84 registered
3/2/63                                                                       investment companies managed by EVM or BMR.

Robert B. MacIntosh        Vice President               Since 1993           Vice President of EVM and BMR. Officer of 124
1/22/57                                                                      registered investment companies managed by EVM or BMR.

Thomas M. Metzold          Vice President          Vice President of the     Vice President of EVM and BMR. Officer of 48 registered
8/5/58                                         Portfolio since 1995; of the  investment companies managed by EVM or BMR.
                                                     Trust since 2004

Alan R. Dynner                Secretary                 Since 1997           Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                     BMR, EVM, EVD, EV and EVC. Officer of 195 registered
                                                                             investment companies managed by EVM or BMR.

Barbara E. Campbell       Treasurer of the             Since 2002(2)         Vice President of EVM and BMR. Officer of 195
6/19/57                       Portfolio                                      registered investment companies managed by EVM or BMR.

James L. O'Connor      Treasurer of the Trust           Since 1989           Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                                       registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

               INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

              ADMINISTRATOR OF EATON VANCE NATIONAL MUNICIPALS FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                          EATON VANCE MUNICIPALS TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

448-11/04                                                                  HMSRC